UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: May 1, 2011 - April 30, 2012

Item 1. Reports to Stockholders.

ALPS | Kotak India Growth Fund

ALPS | Red Rocks Listed Private Equity Fund

ALPS | WMC Value Intersection Fund

Clough China Fund

Jefferies Asset Management Commodity Strategy Allocation Fund

RiverFront Global Allocation Series

ALPS Advisors, Inc. Solutions

Table of Contents April 30, 2012

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2012 (Unaudited)

Performance

ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 12-month period ended 04/30/2012, the Fund’s Class A Shares, INDAX, delivered a net return of -20.44% at Net Asset Value (Class A delivered a net return of -24.81% at MOP, Class C, INFCX, was -20.97% with CDSC, Class I, INDIX, was -21.76%). The Fund’s performance was above that of the S&P CNX 500 Index (“CNX 500”)

(-22.91%), over the same period, without taking into account sales charges for Class A and C Shares.

During the period, the Indian equity markets fell along with the global markets with broader Indian indices like CNX 500 returning -22.91%, S&P CNX Nifty Index (“Nifty”) 5 returning -23.39% and S&P CNX Midcap Index (“CNX MIDCAP”) 6 returning -23.55% (all in United States Dollar (“USD”) terms). The investment environment during this period was impacted by the factors described below, with November and January marking the worst and best monthly change respectively (CNX 500 returned -4.34% in May, 2.22% in June, -1.14% in July, -12.31% in August, -7.15% in September, 6.62% in October, -15.72% in November, -7.11% in December, 21.75% in January, 5.69% in February,  -4.74% in March, and -4.29% in April).

»

Sovereign rating downgrades in the US and in Europe, corporate rating downgrades across the banking sector in the US and Europe, worsening debt situations in Euro-area countries, and deteriorating global economic growth have impacted investor sentiment, resulting in a sell off in equity markets worldwide in 2011. In the first four months of 2012, global equity markets rallied on the back of increasing liquidity in the system although last month saw deteriorating sentiment in the market led by the European sovereign crisis. On the domestic side, the Indian market has performed badly in 2011 on account of a persistently high inflation number, weakening GDP growth, increasing interest rate, and lack of significant reforms activities. In the first four months of 2012, the Indian market reversed its course and became one of the best performing markets with inflation trending down, improving liquidity, strong FII (Foreign Institutional Investor) flow, and expectation of a cut in the interest rate.

»

Currency has been a big spoiler for international investors investing in India. The Indian Rupee (“INR”) depreciated 18.34% during the 12-month period against the USD. India’s twin deficits, current account deficit & fiscal deficit, are hurting both the Indian currency and economy. Historically, the current account deficit has been funded by the capital flows but given the deteriorating environment during 2011, capital flows to India have been limited. The worsening fiscal deficit also remained the biggest challenge with the fiscal deficit for FY12 (ending 30th March 2012) standing at 5.9% v/s 4.6% estimated in the budget.

»

In its monetary policy meeting on 17th April 2012, RBI (Reserve Bank of India) cut rates for the first time in more than 2 years by 50 basis point (“bps”) [7] (versus our expectation of 25bps), bringing the repo[8] and reverse repo[9] rate to 8% and 7% respectively. The move came as a positive surprise to the market after the cumulative 400bps increase in interest rates since March 2010 to October 2011. The RBI also raised borrowing limits under MSF (Marginal Standing Facility)[11] to 2% to increase liquidity in the system. In the policy note RBI clearly indicated that the room for further aggressive rate cuts is limited. While we expect another 25bps rate cut for the remainder of the year, the timing of the rate cut will not be in the near term and will depend on the inflation trajectory.

Moreover, the RBI also expects Gross Domestic Product (“GDP”) growth for FY12 and FY13 at 6.9% and 7.3% respectively. On the inflation front, RBI expects inflation for FY12 at 6.5%. During the period, the RBI also cut CRR (Credit Reserve Ratio)10 by accumulative 125bps through its January 2012 (50bps) and March 2012 (75bps) credit policy, bringing CRR at 4.75%.

»

For the quarter ending December 2011 (Q3FY12), real GDP growth came in at 6.1%, lower than previous quarter number of 6.9% and the Bloomberg consensus expectation of 6.3%. Service growth remained strong at growth rate of 8.9% Year over Year (“YoY”). On the expenditure side, consumption expenditure improved significantly from last quarter while gross fixed capital formation remained negative as a result of policy inaction by the government.

»

After persistently staying at around 9% for most of 2011, the inflation number started to decline in the month of December 2011 to around 7%. In 2012, the inflation number continued to stay at the same level with January, February, and March inflation standing at 6.9%, 7.0%, and 6.9% respectively. The decline can be attributed to primary articles and manufactured inflation which has declined substantially while fuel and power inflation remained at high levels given still high global crude price and deteriorating Indian currency (India is a major importer of oil). In addition, the food inflation number has also declined substantially over the last few months on account of a good monsoon season.

»

The Finance Minister announced the Union Budget in March 2012, which fell short of announcing any major economic reforms although it did acknowledge the widening fiscal and trade deficit which remained the major obstacles in India. The government targeted a fiscal deficit of 5.1% for FY13 which is a more realistic figure than the 4.6% estimate given for FY12 in the previous budget. On the expenditure side, the budget estimated lower subsidies with subsidies being capped at 2% of GDP. The General Anti Avoidance Rule (GAAR)[12] was introduced in the budget and has been deferred by 1 year, creating a lot of uncertainty on the taxation front for international investors.

»

The Indian Corporate earnings during the period were mixed. The Consumption lead sectors like FMCG (Fast Moving Consumer Goods), Automobiles, Paints, and Pharmaceuticals saw both topline and earnings momentum continued whereas interest rate sensitive sectors of the economy saw margin squeeze. In the Banking & Finance sector, the private sector banks saw protection of their Net Interest Margin (NIM) with lower Non Performing Assets (NPA) whereas the public banks clearly saw asset quality deterioration. The Information Technology sector revenue growth has come under pressure though the depreciating Rupee had a positive effect on the USD earnings. Overall, in the last 12 months positive cash flow companies with lower gearing have seen better earnings.

Portfolio Composition

The portfolio is constructed to potentially benefit from the strong macro-economic growth in the Indian economy across four broad themes in India – consumption led by favourable demographics, financial services, infrastructure and outsourcing. The Fund has the flexibility to invest across market capitalizations

– depending on market conditions, valuation differential, earnings growth, liquidity, etc.

1  |  April 30, 2012

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2012 (Unaudited)

For the 12-month period ending 30th April 2012, sectorally the key changes to the portfolio have been in FMCG (added 400 bps), Banking & Finance (added 335 bps), Pharmaceutical (added 320 bps), Capital Goods & Engineering (reduced 160 bps), Fertilizers (reduced 140 bps), and Infrastructure (reduced 130 bps). Thematically, Consumption (at about 30%) and Financials (at about 26%) are the largest themes in the portfolio while infrastructure exposure is less than 9% due to poor policy initiatives by the government. Over the last 12 months, exposure to midcap and small-cap companies in the fund has moved from 17.21% in April 2011 to 20.76% in October 2011 and 26.25% in April 2012.

Sectorally, the portfolio is overweight Pharmaceutical, Infrastructure, and Media while underweight Oil & Gas, Capital Goods & Engineering, Auto & Auto Ancillary, and FMCG as of 30th April 2012.

Outlook

For international investors in CY2011, Indian equities have been one of the worst performing markets, with depressed equity returns exacerbated by weak currency. The major reasons of this under-performance can be attributed to:

» Persistence of high inflation and

   subsequent tightening of interest rates

» High oil prices impacting on Indian fiscal

   deficit

» Policy paralysis by the government

» Global concerns on sovereign debt

While inflation has begun to ease off and the RBI has signaled its intent on focusing on growth rather than inflation, the government continues to be bound by political compulsions. While monetary policy will increasingly become more accommodative towards growth, participants will be watchful of government policy initiatives.

The broad indices like S&P CNX Nifty and S&P CNX500 index are trading at 12.89x and 12.08x FY13 Earnings Per Share (“EPS”) respectively and the midcap indices, CNX MIDCAP Index, are trading at 9.99x FY13 EPS (Bloomberg). These are attractive levels and hence provide valuation support in case of near term market volatility.

While there are many near-term challenges that are likely to sway investment sentiment to India, it is equally important to consider the longer-term characteristics of India. A young population, falling dependency ratios, high savings rates, low penetration of almost all products and services, coupled with rising income make India, in our view, a very attractive destination in the long-term and thus, current valuations provide for reasonably attractive entry opportunity.

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2  |  April 30, 2012

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2012 (Unaudited)

Average Annual Total Returns (as of April 30, 2012)

	1 Year	Since Inception ^	Total Expense Ratio	What you Pay *
Class A (NAV) [1]	-20.44%	-14.95%	69.97%	2.01%
Class A (MOP) [2]	-24.81%	-18.84%
Class C (NAV) [1]	-20.97%	-15.56%	69.65%	2.61%
Class C (CDSC) [2]	-21.76%	-15.56%
Class I	-20.23%	-14.70%	96.68%	1.61%
S&P® CNX 500 Index[3]	-22.91%	-13.42%
MSCI India Index Total Return[4]	-23.45%	-14.46%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% to shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance shown does not reflect the redemption fee or the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data please call 1.866.759.5679.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested. Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the funds original investment.

[1]	Net Asset Value (NAV) is the share price without sales charges.
[2]	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%; Class C returns include the 1.00% CDSC.
[3]

S&P® CNX 500 – India’s first broad based benchmark of the Indian capital market. The S&P® CNX 500 companies are disaggregated into 72 industry indices. Industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[4]

MSCI India Index – a free float weighted equity index. It was developed with a base value of 100 as-of December 31, 1992. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[5]

The S&P CNX Nifty is the headline index on the National Stock Exchange of India Ltd. (NSE). It is a diversified 50 stock index comprising large and highly liquid securities, covering 25 sectors of the economy. The index was created for those interested in trading and investing in Indian equities.

[6]

The S&P CNX Midcap represents the medium capitalised segment of the stock market is being increasingly perceived as an attractive investment segment with high growth potential. The primary objective of the CNX Midcap Index is to capture the movement and be a benchmark of the midcap segment of the market.

[7]	Basis Point – A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.
[8]

Repurchase Agreements – REPO – A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day.

[9]

Reverse Repurchase Agreements – The purchase of securities with the agreement to sell them at a higher price at a specific future date. For the party selling the security (and agreeing to repurchase it in the future) it is a repo; for the party on the other end of the transaction (buying the security and agreeing to sell in the future) it is a reverse repurchase agreement.

[10]

Credit reserve Ratio – The portion (expressed as a percent) of depositors’ balances banks must have on hand as cash. This is a requirement determined by the country’s central bank, which in the U.S. is the Federal Reserve. The reserve ratio affects the money supply in a country.

This is also referred to as the “cash reserve ratio” (CRR).

[11]

Marginal Standing Facility (MSF) is the rate at which banks can borrow overnight from the Reserve Bank of India (RBI). This was introduced in the monetary policy of RBI for the year 2011-2012. The MSF is pegged 100bps or a % above the repo rate. Banks can borrow funds through MSF when there is a considerable shortfall of liquidity. This measure has been introduced by RBI to regulate short-term asset liability mismatches more effectively.

[12]	General Anti-Avoidance Rule (GAAR) is a set of broad and general principles-based rules enacted in the tax code aimed at counteracting avoidance of tax.
^	Fund inception date of February 14, 2011.

What You Pay reflects the Adviser’s and Sub-Adviser’s decision to contractually limit expenses through August 31, 2012. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified.

Top Ten Long Holdings (as a % of Net Assets) †

ITC, Ltd.	5.59%
Infosys, Ltd.	4.96%
HDFC Bank, Ltd.	4.69%
ICICI Bank, Ltd.	4.58%
Reliance Industries, Ltd.	4.18%
Tata Consultancy Services, Ltd.	2.53%
Larsen & Toubro, Ltd.	2.36%
Housing Development Finance Corp.	2.09%
IndusInd Bank, Ltd.	2.08%
Tata Motors, Ltd.	2.04%
Top Ten Holdings	35.10%

†Holdings are subject to change.

Industry Sector Allocation

(Long Positions as a % of Net Assets)

3  |  April 30, 2012

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (95.41%)
Basic Materials (5.29%)
Iron & Steel (1.58%)
Jindal Steel & Power, Ltd.	7,355	$70,244

Mining (3.71%)
Hindalco Industries, Ltd.	23,532	53,748
Hindustan Zinc, Ltd.	21,530	52,104
Sterlite Industries India, Ltd.	29,435	59,323

		165,175

TOTAL BASIC MATERIALS		235,419

Communications (4.57%)
Media (2.66%)
DB Corp., Ltd.	6,406	25,244
Dish TV India, Ltd.(a)	39,850	45,016
Jagran Prakashan, Ltd.	25,699	47,764

		118,024

Telecommunications (1.91%)
Bharti Airtel, Ltd.	14,471	85,040

TOTAL COMMUNICATIONS		203,064

Consumer, Cyclical (9.75%)
Apparel (1.41%)
Bata India, Ltd.	3,765	62,622

Auto Manufacturers (3.55%)
Mahindra & Mahindra, Ltd.	5,025	67,527
Tata Motors, Ltd.	15,150	90,553

		158,080

Auto Parts&Equipment (1.80%)
Motherson Sumi Systems, Ltd.	23,640	80,117

Home Builders (1.04%)
Sobha Developers, Ltd.	7,356	46,075

Leisure Time (0.99%)
Bajaj Auto, Ltd.	1,439	44,234

Textiles (0.96%)
Raymond, Ltd.	5,580	42,568

TOTAL CONSUMER, CYCLICAL		433,696

Consumer, Non-cyclical (19.60%)
Agriculture (5.59%)
ITC, Ltd.	53,390	248,451

	Shares	Value (Note 2)
Commercial Services (2.60%)
Adani Ports and Special Economic Zone	29,050	$70,366
Gujarat Pipavav Port, Ltd.(a)	39,400	45,475

		115,841

Food (1.35%)
GlaxoSmithKline Consumer Healthcare, Ltd.	1,133	60,213

Household Products & Wares (2.23%)
Hindustan Unilever, Ltd.	7,152	56,600
Marico, Ltd.	12,669	42,471

		99,071

Pharmaceuticals (7.83%)
Cadila Healthcare, Ltd.	3,422	47,415
Cipla, Ltd.	7,900	46,693
Divi’s Laboratories, Ltd.	4,485	72,794
Dr. Reddy’s Laboratories, Ltd.	2,129	71,271
Ipca Laboratories, Ltd.	6,722	46,080
Lupin, Ltd.	6,093	63,796

		348,049

TOTAL CONSUMER, NON-CYCLICAL		871,625

Energy (6.95%)
Oil & Gas (6.95%)
Hindustan Petroleum Corp., Ltd.	9,585	54,827
Oil & Natural Gas Corp., Ltd.	13,435	68,736
Reliance Industries, Ltd.	13,170	185,789

		309,352

TOTAL ENERGY		309,352

Financials (26.80%)
Banks (20.01%)
Allahabad Bank	18,585	58,301
Axis Bank, Ltd.	2,016	42,212
Bank of Baroda	3,749	54,722
HDFC Bank, Ltd.	20,258	208,597
ICICI Bank, Ltd.	12,179	203,895
IndusInd Bank, Ltd.	14,755	92,725
Standard Chartered PLC, IDR	26,453	49,392
State Bank of India	1,628	65,877
Union Bank of India	11,654	49,488
Yes Bank, Ltd.	9,800	64,885

		890,094

Diversified Financial Services (4.94%)
Bajaj Finance, Ltd.	4,511	74,642
Housing Development Finance Corp.	7,305	93,119
Power Finance Corp., Ltd.	16,140	51,948

		219,709

4  |  April 30, 2012

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
Insurance (1.25%)
MAX India, Ltd.(a)	14,784	$55,595

Real Estate (0.60%)
Phoenix Mills, Ltd.	6,751	26,851

TOTAL FINANCIALS		1,192,249

Industrials (8.84%)
Building Materials (3.57%)
Ambuja Cements, Ltd.	21,500	61,317
Century Textiles & Industries, Ltd.	7,045	43,666
Shree Cement, Ltd.	1,000	53,776

		158,759

Electrical Components & Equipment (1.20%)
V-Guard Industries, Ltd.	14,800	53,495

Engineering & Construction (2.36%)
Larsen & Toubro, Ltd.	4,526	105,097

Environmental Control (1.08%)
VA Tech Wabag, Ltd.	5,836	47,842

Machinery Diversified (0.63%)
Thermax, Ltd.	3,300	27,892

TOTAL INDUSTRIALS		393,085

Technology (11.47%)
Computers (10.50%)
Infosys, Ltd.	4,751	220,589
MindTree, Ltd.	4,485	50,131
Redington India, Ltd.	26,254	43,700
Tata Consultancy Services, Ltd.	4,772	112,544
Wipro, Ltd.	5,225	40,082

		467,046

Software (0.97%)
Oracle Financial Services Software, Ltd.(a)	872	43,297

TOTAL TECHNOLOGY		510,343

Utilities (2.14%)
Electric (2.14%)
CESC, Ltd.	10,675	51,633

	Shares	Value (Note 2)
Electric (continued)
Power Grid Corp. of India, Ltd.	20,690	$43,594

		95,227

TOTAL UTILITIES		95,227

TOTAL COMMON STOCKS (Cost $4,369,319)		4,244,060

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.37%)
Money Market Fund (0.37%)
Dreyfus Cash Advantage Fund, Institutional Class	0.131%	16,668	16,668

TOTAL SHORT TERM INVESTMENTS (Cost $16,668)			16,668

TOTAL INVESTMENTS (95.78%) (Cost $4,385,987)			$4,260,728

Other Assets In Excess Of Liabilities (4.22%)			187,613

NET ASSETS (100.00%)			$4,448,341

(a)	Non-Income Producing Security.

Common Abbreviations:

IDR - Indian Depository Receipt.

Ltd. - Limited.

PLC - Public Limited Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

5 | April 30, 2012

ALPS | Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	April 30, 2012

ASSETS
Investments, at value	$4,260,728
Cash	56,719
Foreign currency, at value (Cost $101,998)	101,123
Foreign currency held at broker for futures contracts (Cost $38,713)	36,702
Receivable for investments sold	13,405
Receivable for shares sold	8,000
Dividends and interest receivable	384
Receivable due from adviser	46,172
Prepaid expenses and other assets	21,180
Total Assets	4,544,413
LIABILITIES
Payable for investments purchased	114
Payable for shares redeemed	6,457
Administration and transfer agency fees payable	22,443
Distribution and services fees payable	1,130
Directors’ fees and expenses payable	281
Accrued expenses and other liabilities	65,647
Total Liabilities	96,072
NET ASSETS	$4,448,341

NET ASSETS CONSIST OF
Paid-in capital	$5,154,772
Accumulated net investment loss	(34,534)
Accumulated net realized loss on investments	(543,574)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(128,323)
NET ASSETS	$4,448,341

INVESTMENTS, AT COST	$4,385,987

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$8.22
Net Assets	$2,404,363
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	292,390
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.70
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.15
Net Assets	$435,266
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	53,398
Class I:
Net Asset Value, offering and redemption price per share	$8.25
Net Assets	$1,608,712
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	194,901

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

6  |  April 30, 2012

ALPS | Kotak India Growth Fund

Consolidated Statement of Operations	For the Year Ended April 30, 2012

INVESTMENT INCOME
Dividends	$39,959
Total Investment Income	39,959

EXPENSES
Investment advisory fees	44,843
Administrative and transfer agency fees	134,553
Distribution and service fees
Class A	6,265
Class C	5,175
Legal fees	91
Audit fees	53,600
Reports to shareholders and printing fees	3,300
State registration fees	17,590
Insurance fees	104
Custody fees	72,891
Directors’ fees and expenses	5,066
Offering costs (See Note 2)	73,523
Miscellaneous expenses	28,073
Total Expense	445,074
Less fees waived/reimbursed by investment advisor
Class A	(163,189)
Class C	(55,857)
Class I	(157,189)
Net Expenses	68,839
Net Investment Loss	(28,880)
Net realized loss on investments	(492,942)
Net realized loss on futures contracts	(35,820)
Net realized loss on foreign currency transactions	(52,435)
Net change in unrealized depreciation on investments	(160,724)
Net change in unrealized appreciation on futures contracts	5,225
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,524)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(740,220)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(769,100)

See Notes to Financial Statements.

7  |  April 30, 2012

ALPS | Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period February 14, 2011 (Inception) to April 30, 2011
OPERATIONS
Net investment loss	$(28,880)	$(3,001)
Net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(581,197)	2,518
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(159,023)	30,700
Net Increase/(Decrease) in Net Assets Resulting from Operations	(769,100)	30,217

DISTRIBUTIONS
Dividends to shareholders from net realized gains
Class A	(1,040)	0
Class C	(511)	0
Class I	(1,048)	0
Net Decrease in Net Assets from Distributions	(2,599)	0

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,225,793	920,378
Class C	604,159	452,986
Class I	1,530,305	568,500
Dividends reinvested
Class A	923	0
Class C	505	0
Class I	964	0
Shares redeemed
Class A	(455,302)	(3,827)
Class C	(439,459)	0
Class I	(216,102)	0
Net Increase in Net Assets Derived from Beneficial Interest Transactions	3,251,786	1,938,037

Net increase in net assets	2,480,087	1,968,254

NET ASSETS
Beginning of year	1,968,254	0
End of year *	$4,448,341	$1,968,254

*Including accumulated net investment loss of:	$(34,534)	$(3,343)

See Notes to Financial Statements.

8  |  April 30, 2012

ALPS | Kotak India Growth Fund – Class A

Consolidated Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period February 14, 2011 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$10.35	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)	(0.04)
Net realized and unrealized gain/(loss)	(2.04)	0.39
Total from investment operations	(2.12)	0.35

DISTRIBUTIONS:
From net realized gains	(0.01)	–
Total distributions	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	(2.13)	0.35
Net asset value, end of year	$8.22	$10.35

TOTAL RETURN(d)	(20.44)%	3.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,404	$935
Ratio of net investment loss to average net assets	(0.89)%	(1.82)%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%	2.00%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	12.42%	69.96%(e)
Portfolio turnover rate(f)	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

9  |  April 30, 2012

ALPS | Kotak India Growth Fund – Class C

Consolidated Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period February 14, 2011 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$10.32	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.13)	(0.05)
Net realized and unrealized gain/(loss)	(2.03)	0.37
Total from investment operations	(2.16)	0.32

DISTRIBUTIONS:
From net realized gains	(0.01)	–
Total distributions	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	–
Net increase/(decrease) in net asset value	(2.17)	0.32
Net asset value, end of year	$8.15	$10.32

TOTAL RETURN(d)	(20.97)%	3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$435	$466
Ratio of net investment loss to average net assets	(1.49)%	(2.42)% (e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%	2.60%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	13.39%	69.64%(e)
Portfolio turnover rate(f)	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

10  |  April 30, 2012

ALPS | Kotak India Growth Fund – Class I

Consolidated Financial Highlights Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period February 14, 2011 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$10.34	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	(2.04)	0.37
Total from investment operations	(2.08)	0.34

DISTRIBUTIONS:
From net realized gains	(0.01)	–
Total distributions	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	–
Net increase/(decrease) in net asset value	(2.09)	0.34
Net asset value, end of year	$8.25	$10.34

TOTAL RETURN(d)	(20.23)%	3.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,609	$568
Ratio of net investment loss to average net assets	(0.49)%	(1.36)%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.60%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	12.05%	96.67%(e)
Portfolio turnover rate(f)	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

11  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	April 30, 2012 (Unaudited)

Overview

When I last penned the Semi-Annual Overview in October 2011, all was doom and gloom. The global equity markets had one of their worst and most volatile quarters in history. Europe was in particularly dire straits with the Greece crisis (the Greek tragedy still continues and unfortunately it’s not a play), and the potential for contagion throughout the region. The US federal government couldn’t agree on a budget (and still can’t), and China was slowing down. While Q4 2011 wasn’t a whole lot better, things took a turn for the better in Q1 2012; a big turn. The Euro-zone has somewhat stabilized (although it has recently showed signs of stress with anti-austerity movements and national elections), US economic growth has been mildly positive in spite of the dysfunction in Washington, and businesses around the globe appear to be on better footing than most had anticipated.

So how have the equity markets reacted over the past six months? They reacted the same way they have historically reacted when people realize the world isn’t coming to an end: they’ve performed very well, with most markets showing strong gains.

And the listed private equity asset class; how did it fare? Pretty well. Returns were very strong, with most listed private equity companies appreciating 15% to 30%+ during the six month period. What was behind the strong showing? Was it big uplifts in underlying asset values? Significant mergers and acquisitions activity? A strong IPO market? Actually, none of the above. Outside of a few notable exceptions, the real driver of returns was the rebound from what happened to share prices in Q3 and Q4 of 2011. Put differently, the price depreciation pendulum in Q3 and Q4 2011 had swung too far.

Why did this happen in the later part of 2011? Outside of general capital market fears, we’re not sure. In hindsight, clearly the fundamentals didn’t back-up this price movement.

Over the past several years many listed private equity companies have been trading at a discount to their internally generated Net Asset Value (NAV). During 2011, such discounts widened to 35%-45%+ for many vehicles; incredibly wide based on historical metrics and underlying company fundamentals. While the price depreciation pendulum didn’t have to swing back over the past six months, it certainly was poised to, assuming that all of the doom and gloom didn’t come to fruition...and it didn’t. Discounts to NAV narrowed during Q1, albeit they’re still at historically wide levels; now at 25%-35%+.

Those wide discounts to NAV continue to perplex us. Contrary to share performance (down 10% to 30% for 2011 and up 10% to 20% for the first four months of 2012), asset values for most private equity companies increased throughout 2011 and into 2012. Private equity portfolio companies did well, realizations continued at uplifts to most recent valuations, and balance sheets were strong. Most listed private equity companies showed 6%-9% NAV appreciation for the year, and are flat to up 4% in 2012. The only conclusion we can reach is that most investors don’t fully understand listed private equity...or they just don’t care/believe. The listed private equity market is still a very inefficient market.

The widening of the discounts in 2011 brings us to our other point. We’ve been saying for several years that discounts in excess of 20% can’t go on forever. They attract too many questions. And those questions are typically asked by smart investors...deep value investors, some of which are activists*. That is what we are now witnessing in the listed private equity space; activist investors who have done their homework and realize that these vehicles hold valuable assets that aren’t being recognized for what they’re worth. The activists have targeted several listed private equity vehicles, demanding that the managers overseeing them realize value for their shareholders. This has made for a fairly uncomfortable set of shareholder meetings and proxy voting situations. Managers of listed private equity vehicles that are trading on wide discounts have been put on notice: fix the discount, and quickly, or wind down the vehicle. Stay tuned, there’s more to come.

In summary, the past six months has been a volatile period. Performance towards the end of 2011 was flat to positive, with 2012 off to a very good start.

Portfolio Review

For the annual period ended April 30, 2012, the Fund’s Class A shares, LPEFX, returned -19.68%, (Class A delivered a net return of -24.04% at MOP), compared with -4.63% and -17.26% for the MSCI World Index and the S&P® Listed Private Equity Index, respectively.

During the year we made a number of changes to the portfolio. We exited fourteen holdings and we added five new holdings. While the total number of portfolio holdings shrank during the year (from 46 down to 37), the Fund is still highly diversified with exposure to some of the top performing private equity firms/funds around the globe.

From a fundamentals perspective, the underlying performance of the listed private equity vehicles that the Fund holds continues to do well; uplifts to valuations, strong balance sheets, access to the debt markets (both new and re-financings) and ongoing liquidity.

Net contributors to performance for the year included:

•	IP Group PLC
•	Brookfield Infrastructure PA
•	Castle Private Equity

Net detractors to performance for the year were:

•	Eurazeo
•	Ratos AB
•	3I Group PLC

Outlook

Stability on a global macro basis will do more to prove out the value of the private equity asset class and potentially create organic growth opportunities than most anything else that we can see. Will that happen? We’re not sure... but we do see signs that give us hope.

As always, we appreciate your continued support and interest in Red Rocks and the Listed Private Equity strategy.

Adam Goldman, Co-Portfolio Manager

*

An activist shareholder uses an equity stake in a corporation to put public pressure on its management. The goals of activist shareholders range from financial (increase of shareholder value through changes in corporate policy, financing structure, cost cutting, etc.) to non-financial (disinvestment from particular countries, adoption of environmentally friendly policies, etc.).

Diversification	cannot guarantee gain or prevent loses.

12 | April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	April 30, 2012 (Unaudited)

Average Annual Total Returns (as of April 30, 2012)

	1 Year	Since Inception ^	Total Expense Ratio	What you Pay *
Class A (NAV)[1]	-19.68%	-10.37%	1.71%	1.51%
Class A (MOP) [2]	-24.04%	-11.53%
Class C (NAV) [1]	-20.33%	-11.14%	2.32%	2.26%
Class C (CDSC) [2]	-21.05%	-11.14%
Class I	-19.52%	-10.12%	1.37%	1.26%
Class R	-19.93%	-10.78%	1.88%	1.76%
MSCI World Index[3]	-4.63%	-2.47%
S&P® LPE Total Return Index[4]	-15.85%	-7.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% on Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance data does not reflect the redemption fee or the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call (866) 759-5679.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

[1]

Net Asset Value (NAV) is the share price without sales charges. The performance data shown does not reflect the decution of the sales load or the redemption fee or CDSC, and that, if reflected, the load or fee would reduce the performance quoted.

[2]

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. CDSC performance for Class C shares includes a 1% contingent deferred sales charge (CDSC) on C shares redeemed within 12 months of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

[3]

MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[4]

S&P® Listed Private Equity Index: The S&P® Listed Private Equity Index is comprised of 30 leading listed private equity companies that meet size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies in the private equity space. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2007.
*	What You Pay reflects the Adviser’s and Sub-Adviser’s decision to contractually limit expenses through August 31, 2012. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

14  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	April 30, 2012 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

Conversus Capital LP	5.07%
Onex Corp.	4.76%
SVG Capital PLC	4.76%
Electra Private Equity PLC	4.68%
Eurazeo	4.35%
KKR & Co. LP	4.34%
Blackstone Group LP	4.24%
Wendel Investissement	4.15%
Apollo Global Management LLC, Class A	3.64%
Graphite Enterprise Trust PLC	3.32%
Top Ten Holdings	43.31%

Industry Sector Allocation (as a % of Net Assets)

† Holdings are subject to change.

15  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (98.55%)
Communications (4.67%)
Internet (4.67%)
Internet Capital Group, Inc.(a)	391,500	$3,711,420
Safeguard Scientifics, Inc.(a)	248,100	4,058,916

		7,770,336

TOTAL COMMUNICATIONS		7,770,336

Diversified (13.97%)
Holding Companies-Diversified Operations (13.97%)
Ackermans & van Haaren N.V.	63,493	5,442,786
Leucadia National Corp.	165,700	4,119,302
Remgro, Ltd.	144,100	2,440,673
Schouw & Co.	191,669	4,348,208
Wendel Investissement	92,300	6,905,456

		23,256,425

TOTAL DIVERSIFIED		23,256,425

Financials (76.02%)
Closed-End Funds (35.40%)
AP Alternative Assets LP	517,779	5,203,679
Candover Investments PLC(a)	201,687	1,358,371
Castle Private Equity, Ltd.(a)	245,983	3,008,220
Conversus Capital LP	421,000	8,445,260
Electra Private Equity PLC(a)	287,985	7,786,410
Graphite Enterprise Trust PLC	836,923	5,528,054
HarbourVest Global Private Equity Ltd.(a)	400,400	2,842,840
HBM BioVentures AG, Class A(a)	55,142	2,566,793
HgCapital Trust PLC(a)	57,520	47,608
HgCapital Trust PLC	190,593	2,941,575
Pantheon International Participations PLC(a)	129,000	1,601,561
Pantheon International Participations PLC(a)	260,082	3,233,192
Princess Private Equity Holding, Ltd.	564,900	4,546,359
Standard Life European Private Equity Trust PLC	826,751	1,891,848
SVG Capital PLC(a)	1,765,956	7,921,553

		58,923,323

Diversified Financial Services (15.84%)
Blackstone Group LP	520,300	7,055,268
Intermediate Capital Group PLC	999,001	4,163,450
KKR & Co. LP	511,000	7,215,320
Onex Corp.	199,500	7,922,645
		26,356,683

Investment Companies (1.35%)
Ratos AB, B Shares	192,000	2,248,136

	Shares	Value (Note 2)
Private Equity (20.55%)
3i Group PLC	1,079,000	$3,346,374
Altamir Amboise	370,325	3,318,641
Apollo Global Management LLC, Class A	472,100	6,061,764
Aurelius AG	75,948	3,342,693
Bure Equity AB	577,000	1,596,745
Deutsche Beteiligungs AG	111,921	2,484,467
Eurazeo	141,435	7,248,109
GIMV N.V.	101,445	4,971,135
IP Group PLC(a)	777,117	1,835,024

		34,204,952

Real Estate (2.88%)
Brookfield Asset Management, Inc., Class A	145,200	4,788,696

TOTAL FINANCIALS		126,521,790

Industrials (2.80%)
Miscellaneous Manufacturers (2.80%)
Fosun International, Ltd.	7,800,000	4,664,729

TOTAL INDUSTRIALS		4,664,729

Utilities (1.09%)
Electric (1.09%)
Brookfield Infrastructure Partners LP	57,400	1,810,396

TOTAL UTILITIES		1,810,396

TOTAL COMMON STOCKS (Cost $153,861,705)		164,023,676

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.44%)
Money Market Fund (1.44%)
Dreyfus Treasury Prime Cash Management, Investor Shares	0.00004%	2,403,422	2,403,422

TOTAL SHORT TERM INVESTMENTS (Cost $2,403,422)			2,403,422

16  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	April 30, 2012

Value (Note 2)
TOTAL INVESTMENTS (99.99%) (Cost $156,265,127)	$166,427,098

Other Assets In Excess Of Liabilities (0.01%)	14,336

NET ASSETS (100.00%)	$166,441,434

(a)	Non-Income Producing Security.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

17  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Statement of Assets and Liabilities	April 30, 2012

ASSETS
Investments, at value	$166,427,098
Foreign currency, at value (Cost $282,005)	281,908
Receivable for investments sold	560,836
Receivable for shares sold	204,614
Dividends and interest receivable	193,260
Prepaid expenses and other assets	34,084
Total Assets	167,701,800
LIABILITIES
Payable for investments purchased	796,021
Payable for shares redeemed	163,269
Investment advisory fees payable	100,820
Administration and transfer agency fees payable	26,120
Distribution and services fees payable	30,856
Directors’ fees and expenses payable	5,098
Accrued expenses and other liabilities	138,182
Total Liabilities	1,260,366
NET ASSETS	$166,441,434

NET ASSETS CONSIST OF
Paid-in capital	$191,636,590
Accumulated net investment loss	(10,542,204)
Accumulated net realized loss on investments and foreign currency transactions	(24,810,191)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,157,239
NET ASSETS	$166,441,434

INVESTMENTS, AT COST	$156,265,127

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$4.67
Net Assets	$85,806,967
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	18,368,372
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$4.94
Class C:
Net Asset Value, offering and redemption price per share(a)	$4.59
Net Assets	$2,838,285
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	618,665
Class I:
Net Asset Value, offering and redemption price per share	$4.69
Net Assets	$77,749,988
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	16,580,048
Class R:
Net Asset Value, offering and redemption price per share	$4.17
Net Assets	$46,194
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	11,089

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

18  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Statement of Operations	For the Year Ended April 30, 2012

INVESTMENT INCOME
Dividends	$4,812,144
Foreign taxes withheld on dividends	(333,725)
Interest and other income	7,381
Total Investment Income	4,485,800

EXPENSES
Investment advisory fees	1,342,368
Administrative and transfer agency fees	253,390
Distribution and service fees
Class A	368,773
Class C	27,846
Class R	470
Legal fees	7,789
Audit fees	37,366
Networking fees
Class A	31,046
Class C	2,048
Class I	78,101
Class R	89
Reports to shareholders and printing fees	47,063
State registration fees	67,337
Insurance fees	11,171
Custody fees	193,043
Directors’ fees and expenses	26,574
Repayment of previously waived fees	3,417
Miscellaneous expenses	31,889
Total Expense	2,529,780
Less fees waived/reimbursed by investment advisor
Class A	(191,693)
Class C	(3,476)
Class I	(101,570)
Class R	(127)
Net Expenses	2,232,914
Net Investment Income	2,252,886
Net realized loss on investments	(1,815,081)
Net realized loss on foreign currency transactions	(181,975)
Net change in unrealized depreciation on investments	(40,067,349)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(12,263)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(42,076,668)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,823,782)

See Notes to Financial Statements.

19  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
OPERATIONS
Net investment income	$2,252,886	$981,581
Net realized gain/(loss) on investments and foreign currency transactions	(1,997,056)	13,298,911
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(40,079,612)	29,987,149
Net Increase/(Decrease) in Net Assets Resulting from Operations	(39,823,782)	44,267,641

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(7,773,831)	(5,899,806)
Class C	(232,203)	(94,035)
Class I	(5,228,944)	(3,002,644)
Class R	(9,179)	(3,513)
Net Decrease in Net Assets from Distributions	(13,244,157)	(8,999,998)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	55,043,701	43,946,883
Class C	1,787,116	2,116,008
Class I	50,688,416	31,556,257
Class R	41,342	133,223
Dividends reinvested
Class A	6,987,024	5,477,003
Class C	172,533	68,533
Class I	1,952,666	1,434,792
Class R	8,650	3,513
Shares redeemed
Class A	(67,995,564)	(14,394,569)
Class C	(718,469)	(5,350)
Class I	(22,792,481)	(23,491,255)
Class R	(85,079)	(47,561)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	25,089,855	46,797,477

Net increase/(decrease) in net assets	(27,978,084)	82,065,120

NET ASSETS
Beginning of year	194,419,518	112,354,398
End of year *	$166,441,434	$194,419,518

*Including accumulated net investment loss of:	$(10,542,204)	$(7,510,989)

See Notes to Financial Statements.

20  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund – Class A

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period December 31, 2007 (Inception) to April 30, 2008
Net asset value, beginning of period	$6.44	$5.17	$3.56	$9.47	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07(a)	0.04(a)	0.14	0.08 (a)	0.11
Net realized and unrealized gain/(loss)	(1.41)	1.61	1.99	(5.97)	(0.64)
Total from investment operations	(1.34)	1.65	2.13	(5.89)	(0.53)

DISTRIBUTIONS:
From net investment income	(0.43)	(0.38)	(0.52)	(0.03)	–
From net realized gains	–	–	–	(0.00)(b)	–
Total distributions	(0.43)	(0.38)	(0.52)	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(b)	0.00(b)	0.00(b)	0.01	–
Net increase/(decrease) in net asset value	(1.77)	1.27	1.61	(5.91)	(0.53)
Net asset value, end of year	$4.67	$6.44	$5.17	$3.56	$9.47

TOTAL RETURN(c)	(19.68)%	33.22%	61.68%	(62.01)%	(5.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$85,807	$124,874	$67,192	$27,860	$832
Ratio of net investment income to average net assets	1.34%	0.67%	0.42%	2.16%	4.68%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.50%	1.50%	1.44%(e)	1.25%	1.25%(d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.71%	1.70%	1.71%	2.08%	39.07%(d)
Portfolio turnover rate(f)	72%	43%	54%	59%	15%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Effective September 1, 2009, the net expense ratio limitation changed from 1.25% to 1.50%.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

21  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund – Class C

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$6.37	$4.39

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.03	(0.01)
Net realized and unrealized gain/(loss)	(1.39)	2.36
Total from investment operations	(1.36)	2.35

DISTRIBUTIONS:
From net investment income	(0.42)	(0.37)
Total distributions	(0.42)	(0.37)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(b)	0.00(b)
Net increase/(decrease) in net asset value	(1.78)	1.98
Net asset value, end of year	$4.59	$6.37
TOTAL RETURN(c)	(20.33)%	55.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,838	$2,566
Ratio of net investment income/(loss) to average net assets	0.59%	(0.19)%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.25%	2.25%(d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.37%	2.31%(d)
Portfolio turnover rate(e)	72%	43%(f)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.
(f)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

22  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund – Class I

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period Ended April 30, 2008 (a)
Net asset value, beginning of period	$6.47	$5.19	$3.57	$9.47	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08(b)	0.05(b)	0.28	0.10(b)	0.13
Net realized and unrealized gain/(loss)	(1.42)	1.62	1.87	(5.97)	(0.66)
Total from investment operations	(1.34)	1.67	2.15	(5.87)	(0.53)

DISTRIBUTIONS:
From net investment income	(0.44)	(0.39)	(0.53)	(0.05)	–
From net realized gains	–	–	–	(0.00)(c)	–
Total distributions	(0.44)	(0.39)	(0.53)	(0.05)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)	0.00(c)	0.02	–
Net increase/(decrease) in net asset value	(1.78)	1.28	1.62	(5.90)	(0.53)
Net asset value, end of year	$4.69	$6.47	$5.19	$3.57	$9.47
TOTAL RETURN(d)	(19.52)%	33.47%	62.09%	(61.79)%	(5.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$77,750	$66,854	$45,144	$12,938	$21
Ratio of net investment income to average net assets	1.60%	0.91%	0.78%	2.56%	6.11%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.25%	1.19%(f)	1.00%	1.00%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.41%	1.36%	1.47%	2.05%	35.33%(e)
Portfolio turnover rate(g)	72%	43%	54%	59%	15%

(a)	The Fund commenced operations on December 31, 2007.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Effective September 1, 2009, the net expense ratio limitation changed from 1.00% to 1.25%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

23  |  April 30, 2012

ALPS | Red Rocks Listed Private Equity Fund – Class R

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period Ended April 30, 2008 (a)
Net asset value, beginning of period	$5.82	$4.73	$3.31	$9.46	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.05(b)	0.03(b)	(0.09)	0.15(b)	0.12
Net realized and unrealized gain/(loss)	(1.27)	1.43	2.02	(6.05)	(0.66)
Total from investment operations	(1.22)	1.46	1.93	(5.90)	(0.54)

DISTRIBUTIONS:
From net investment income	(0.43)	(0.37)	(0.51)	(0.26)	–
From net realized gains	–	–	–	(0.00)(c)	–
Total distributions	(0.43)	(0.37)	(0.51)	(0.26)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	–	0.01	–
Net increase/(decrease) in net asset value	(1.65)	1.09	1.42	(6.15)	(0.54)
Net asset value, end of year	$4.17	$5.82	$4.73	$3.31	$9.46
TOTAL RETURN(d)	(19.93)%	32.47%	60.92%	(62.10)%	(5.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$46	$125	$18	$ - (e)	$1
Ratio of net investment income/(loss) to average net assets	1.10%	0.66%	(0.24)%	2.72%	3.90%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.75%	1.75%	1.75%(g)	1.50%	1.50%(f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.89%	1.87%	2.27%	6.08%	43.39%(f)
Portfolio turnover rate(h)	72%	43%	54%	59%	15%

(a)	The Fund commenced operations on December 31, 2007.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Less than $500.
(f)	Annualized.
(g)	Effective September 1, 2009, the net expense ratio limitation changed from 1.50% to 1.75%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

24  |  April 30, 2012

ALPS | WMC Value Intersection Fund

Management Commentary	April 30, 2012 (Unaudited)

Market Comment

Upheaval shook global asset markets during the first half of the period as investors transitioned from excitement over economic strength and the recovery in corporate earnings to apprehension over the risks to global growth. The primary catalysts behind this shift were the European sovereign debt* crisis, US political gridlock, and concerns over sustained growth in emerging markets. Markets reversed course at the end of 2011 and into 2012 as positive employment data, rising consumer confidence, and better-than-expected corporate earnings gave investors hope that the US economy may be poised for a rebound.

Within the Russell 1000® Value Index, results were mixed as six sectors posted a positive return. Utilities, Consumer Staples, and Health Care performed the best while Materials, Energy, and Financials lagged.

Fund Review

The Portfolio underperformed its benchmark for the period, as weak stock selection in the Energy, Materials, Industrials, and Consumer discretionary sectors more than offset positive stock selection in Information Technology, Consumer Staples, and Financials. Sector allocation, a residual of our bottom-up stock selection process, modestly detracted from relative returns.

Top detractors from relative performance included Baker Hughes (Energy) and Chesapeake Energy (Energy). Baker Hughes, an oilfield services provider, saw reduced pricing, under-utilization, and logistics issues at its recently acquired pressure pumping subsidiary. Also, prices within the North American oil service market weakened as supply expanded. Chesapeake Energy, a US-based producer of natural gas, oil, and natural gas liquids, underperformed on concerns that increased spending on leaseholds and capital expenditure would not result in higher production guidance. There have also been questions raised recently regarding its corporate governance practices. Not owning Intel, which rose over 30% during the period, was the largest detractor from relative performance. The largest detractor from absolute returns was Bank of America, a US-based multinational bank and brokerage company. Although shares have performed better recently, the stock declined earlier in the period amid negative headlines regarding litigation uncertainty related to its ownership of Countrywide Financial, and fears the company may need to raise additional equity.

Among the top contributors to relative performance were Apple (Information Technology), Citigroup (Financials), and Hewlett-Packard (Information Technology). Consumer electronics company Apple moved higher after it continued to generate better-than expected revenue and earnings led by robust sales of the iPhone 4S and iPad.

Citigroup, a global financial services firm, moved higher along with the broader Financials sector as fears surrounding the European debt crisis and contagion from European banks subsided. We also believe that the new chairman will help to solidify the firm’s turnaround. Hewlett-Packard is a global technology company that specializes in printers, PCs, IT services, and computer server hardware. The company reduced guidance for 2012 in the fourth quarter due to a number of issues, including macroeconomic headwinds and the impact of floods in Thailand on disk drive production. Not owning the stock during the period helped relative returns.

Outlook

Economic reports in the US have been encouragingly upbeat, especially in the labor market, which shows clear signs of healing. We still consider the US to be well positioned in a global context, but expect its pace of economic acceleration to moderate. Remarkably mild winter weather undoubtedly provided a boost to housing, the service sector, and employment in the early months of 2012, likely borrowing somewhat from second quarter growth.

The Fund attempts to add value by combining Wellington Management’s proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Within this framework, the Fund ended the period most overweight the Health Care and Consumer Discretionary sectors and most underweight the Telecommunication Services and Financials sectors. During the period, the largest swing in relative sector weight occurred in Consumer Staples, where we went from a large underweight to a relatively neutral positioning with the purchases of Energizer, JM Smucker, and CVS Caremark.

* Sovereign Debt: Bonds issued by a national government in a foreign currency, in order to finance the issuing country’s growth.

25 | April 30, 2012

ALPS | WMC Value Intersection Fund

Management Commentary	April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund for the last ten years. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2012)

	1 Year	5 Year	10 Year	Total Expense Ratio	What you Pay *
Class A (NAV)[1]	-1.81%	-1.83%	4.61%	1.71%	1.40%
Class A (MOP) [2]	-7.18%	-2.93%	4.02%
Class C (NAV) [1]	-2.45%	-2.54%	3.84%	2.49%	2.15%
Class C (CDSC) [2]	-3.42%	-2.54%	3.84%
Class I	-1.62%	-1.60%	4.78%	1.46%	1.15%
Russell 1000® Value Index [3]	1.03%	-1.73%	4.83%
S&P 500® Total Return Index[4]	4.76%	1.01%	4.71%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% on Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance data does not reflect the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call (866) 759-5679.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

The performance shown for the ALPS | WMC Value Intersection Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]	Net Asset Value (NAV) is the share price without sales charges.

26  |  April 30, 2012

ALPS | WMC Value Intersection Fund

Management Commentary	April 30, 2012 (Unaudited)

[2]

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. CDSC performance for Class C shares includes a 1% CDSC on C shares redeemed within 12 months of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

[3]

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[4]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

*	What You Pay reflects the Adviser’s decision to contractually limit expenses through August 31, 2012. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mutual funds, annuities and other investments are not insured or guaranteed by the FDIC or by any other government agency or government sponsored agency of the federal government or any state, not deposits, obligations or guaranteed by any bank or its affiliates and are subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested. Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

Top Ten Holdings (as a % of Net Assets) †
Wells Fargo & Co.	3.43%
General Electric Co.	3.31%
JPMorgan Chase & Co.	3.15%
Chevron Corp.	2.95%
Merck & Co., Inc.	2.72%
AT&T, Inc.	2.10%
Cisco Systems, Inc.	2.07%
ACE, Ltd.	2.05%
ConocoPhillips	1.95%
US Bancorp	1.82%
Top Ten Holdings	25.55%

† Holdings are subject to change.

Industry Sector Allocation (as a % of Net Assets)

27  |  April 30, 2012

ALPS | WMC Value Intersection Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (97.52%)
Consumer Discretionary (9.95%)
Automobiles & Components (1.63%)
Ford Motor Co.	60,800	$685,824
TRW Automotive Holdings Corp.(a)	13,390	612,057

		1,297,881

Consumer Durables & Apparel (2.03%)
Hasbro, Inc.	18,330	673,444
PVH Corp.	10,605	941,724

		1,615,168

Media (1.90%)
News Corp., Class A	43,360	849,856
Viacom, Inc., Class B	14,420	668,944

		1,518,800

Retailing (4.39%)
Abercrombie & Fitch Co., Class A	13,352	669,870
Kohl’s Corp.	13,795	691,543
Lowe’s Cos., Inc.	32,425	1,020,415
TJX Cos., Inc.	26,740	1,115,325

		3,497,153

TOTAL CONSUMER DISCRETIONARY		7,929,002

Consumer Staples (8.03%)
Food & Staples Retailing (1.55%)
CVS Caremark Corp.	27,715	1,236,644

Food Beverage & Tobacco (5.33%)
Altria Group, Inc.	33,580	1,081,612
The JM Smucker Co.	11,460	912,559
Lorillard, Inc.	9,820	1,328,548
Philip Morris International, Inc.	10,335	925,086

		4,247,805

Household & Personal Products (1.15%)
Energizer Holdings, Inc.(a)	12,825	914,807

TOTAL CONSUMER STAPLES		6,399,256

Energy (11.77%)
Energy (11.77%)
Chesapeake Energy Corp.	25,080	462,475
Chevron Corp.	22,059	2,350,607
ConocoPhillips	21,720	1,555,804
Exxon Mobil Corp.	12,224	1,055,420
Hess Corp.	11,600	604,824
Marathon Oil Corp.	25,800	756,972
Marathon Petroleum Corp.	12,900	536,769
National Oilwell Varco, Inc.	9,685	733,736

	Shares	Value (Note 2)
Energy (continued)
Occidental Petroleum Corp.	14,520	$1,324,514

TOTAL ENERGY		9,381,121

Financials (24.37%)
Banks (7.57%)
BB&T Corp.	28,840	924,033
PNC Financial Services Group, Inc.	14,000	928,480
US Bancorp	45,210	1,454,406
Wells Fargo & Co.	81,700	2,731,231

		6,038,150

Diversified Financials (10.50%)
Ameriprise Financial, Inc.	21,310	1,155,215
Bank of America Corp.	170,152	1,379,933
BlackRock, Inc.	3,980	762,488
Citigroup, Inc.	34,380	1,135,915
Invesco, Ltd.	39,050	970,002
JPMorgan Chase & Co.	58,400	2,510,032
SLM Corp.	30,500	452,315

		8,365,900

Insurance (5.27%)
ACE, Ltd.	21,510	1,634,115
Hartford Financial Services Group, Inc.	36,420	748,431
MetLife, Inc.	20,780	748,703
Prudential Financial, Inc.	11,910	721,032
Unum Group	14,800	351,352

		4,203,633

Real Estate (1.03%)
Forest City Enterprises, Inc., Class A(a)	51,300	818,235

TOTAL FINANCIALS		19,425,918

Health Care (14.29%)
Health Care Equipment & Services (4.10%)
Aetna, Inc.	15,590	686,584
Covidien PLC	12,570	694,241
McKesson Corp.	5,970	545,718
UnitedHealth Group, Inc.	23,850	1,339,177

		3,265,720

Pharmaceuticals, Biotechnology & Life Sciences (10.19%)
Amgen, Inc.	16,910	1,202,470
Eli Lilly & Co.	18,020	745,848
Forest Laboratories, Inc.(a)	12,228	425,901
Gilead Sciences, Inc.(a)	13,310	692,253
Merck & Co., Inc.	55,240	2,167,618
Pfizer, Inc.	59,713	1,369,219

28 | April 30, 2012

ALPS | WMC Value Intersection Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Thermo Fisher Scientific, Inc.	11,270	$627,176
Watson Pharmaceuticals, Inc.(a)	11,890	896,030

		8,126,515

TOTAL HEALTH CARE		11,392,235

Industrials (9.72%)
Capital Goods (7.32%)
The Boeing Co.	7,660	588,288
Caterpillar, Inc.	5,580	573,457
Dover Corp.	10,600	664,196
General Electric Co.	134,890	2,641,146
Parker Hannifin Corp.	6,550	574,370
United Technologies Corp.	9,680	790,275

		5,831,732

Commercial & Professional Services (1.76%)
Equifax, Inc.	14,500	664,390
Towers Watson & Co., Class A	11,310	739,674

		1,404,064

Transportation (0.64%)
United Continental Holdings, Inc.(a)	23,270	510,078

TOTAL INDUSTRIALS		7,745,874

Information Technology (9.38%)
Semiconductors & Semiconductor Equipment (0.51%)
Xilinx, Inc.	11,290	410,730

Software & Services (5.32%)
Accenture PLC, Class A	12,860	835,257
Activision Blizzard, Inc.	48,210	620,463
eBay, Inc.(a)	23,220	953,181
Oracle Corp.	20,560	604,258
Teradata Corp.(a)	4,380	305,637
Visa, Inc., Class A	7,490	921,120

		4,239,916

Technology Hardware & Equipment (3.55%)
Apple, Inc.(a)	2,020	1,180,165
Cisco Systems, Inc.	81,780	1,647,867

		2,828,032

TOTAL INFORMATION TECHNOLOGY		7,478,678

Materials (2.30%)
Materials (2.30%)
The Dow Chemical Co.	39,478	1,337,515

	Shares	Value (Note 2)
Materials (continued)
Newmont Mining Corp.	10,311	$491,319

TOTAL MATERIALS		1,828,834

Telecommunication Services (2.10%)
Telecommunication Services (2.10%)
AT&T, Inc.	50,855	1,673,638

TOTAL TELECOMMUNICATION SERVICES		1,673,638

Utilities (5.61%)
Utilities (5.61%)
American Electric Power Co., Inc	22,570	876,619
NextEra Energy, Inc.	19,880	1,279,278
PG&E Corp.	26,370	1,165,026
Xcel Energy, Inc.	42,500	1,150,050

TOTAL UTILITIES		4,470,973

TOTAL COMMON STOCKS (Cost $65,228,123)		77,725,529

EXCHANGE TRADED FUNDS (1.81%)
Equity Fund (1.81%)
iShares® Russell 1000® Value Index Fund	20,810	1,444,006

TOTAL EXCHANGE TRADED FUNDS (Cost $1,434,660)		1,444,006

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.69%)
Money Market Fund (0.69%)
Fidelity Institutional Money Market - Money Market Portfolio - Class I	0.194%	552,846	552,846

TOTAL SHORT TERM INVESTMENTS (Cost $552,846)			552,846

TOTAL INVESTMENTS (100.02%) (Cost $67,215,629)			$79,722,381

Liabilities In Excess Of Other Assets (-0.02%)			(18,995)

NET ASSETS (100.00%)			$79,703,386

(a)	Non-Income Producing Security.

29  |  April 30, 2012

ALPS | WMC Value Intersection Fund

Statement of Investments	April 30, 2012

Common Abbreviations:

Ltd. - Limited.

PLC - Public Limited Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

30  |  April 30, 2012

ALPS | WMC Value Intersection Fund

Statement of Assets and Liabilities	April 30, 2012

ASSETS
Investments, at value	$79,722,381
Receivable for shares sold	72,653
Dividends and interest receivable	77,961
Prepaid expenses and other assets	12,787
Total Assets	79,885,782
LIABILITIES
Payable for shares redeemed	67,055
Investment advisory fees payable	49,566
Administration and transfer agency fees payable	23,019
Distribution and services fees payable	9,335
Directors’ fees and expenses payable	2,413
Accrued expenses and other liabilities	31,008
Total Liabilities	182,396
NET ASSETS	$79,703,386

NET ASSETS CONSIST OF
Paid-in capital	$77,207,833
Accumulated net investment income	294,844
Accumulated net realized loss on investments	(10,306,043)
Net unrealized appreciation on investments	12,506,752
NET ASSETS	$79,703,386

INVESTMENTS, AT COST	$67,215,629

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$8.42
Net Assets	$44,988,603
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,341,552
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.91
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.39
Net Assets	$78,648
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,378
Class I:
Net Asset Value, offering and redemption price per share	$8.49
Net Assets	$34,636,135
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,078,304

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

31  |  April 30, 2012

ALPS | WMC Value Intersection Fund

Statement of Operations	For the Year Ended April 30, 2012

INVESTMENT INCOME
Dividends	$1,593,446
Interest and other income	1,053
Total Investment Income	1,594,499

EXPENSES
Investment advisory fees	680,522
Administrative and transfer agency fees	173,628
Distribution and service fees
Class A	108,150
Class C	150
Legal fees	2,382
Audit fees	17,785
Reports to shareholders and printing fees	10,420
State registration fees	31,143
Insurance fees	5,134
Custody fees	9,670
Directors’ fees and expenses	12,203
Miscellaneous expenses	8,235
Total Expense	1,059,422
Less fees waived/reimbursed by investment advisor
Class A	(76,957)
Class C	(35)
Class I	(50,344)
Net Expenses	932,086
Net Investment Income	662,413
Net realized gain on investments	2,407,417
Net change in unrealized depreciation on investments	(4,114,283)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,706,866)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,044,453)

See Notes to Financial Statements.

32  |  April 30, 2012

ALPS | WMC Value Intersection Fund

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(a)
OPERATIONS
Net investment income	$662,413	$497,340
Net realized gain on investments	2,407,417	2,229,121
Net change in unrealized appreciation/(depreciation) on investments	(4,114,283)	7,881,516
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,044,453)	10,607,977

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(293,376)	(401,895)
Class C	(25)	(68)
Class I	(241,602)	(173,038)
Net Decrease in Net Assets from Distributions	(535,003)	(575,001)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,056,325	1,830,732
Class C(b)	65,000	10,070
Class I	8,493,521	12,722,957
Dividends reinvested
Class A	281,298	384,676
Class C(b)	25	68
Class I	241,601	173,038
Shares redeemed
Class A	(4,947,805)	(5,419,274)
Class C(b)	0	(68)
Class I	(3,071,135)	(3,685,425)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	3,118,830	6,016,774

Net increase in net assets	1,539,374	16,049,750

NET ASSETS
Beginning of year	78,164,012	62,114,262
End of year *	$79,703,386	$78,164,012

*Including accumulated net investment income of:	$294,844	$167,434

(a)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund.
(b)	Class C shares commenced operations on July 2, 2010.

See Notes to Financial Statements.

33  |  April 30, 2012

ALPS | WMC Value Intersection Fund – Class A

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011 (a)	For the Period January 1, 2010 to April 30, 2010 (b)	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value, beginning of period	$8.64	$7.43	$6.92	$5.86	$9.35	$9.81

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06(c)	0.06(c)	0.03	0.07	0.08	0.14
Net realized and unrealized gain/(loss)	(0.23)	1.22	0.48	1.06	(3.49)	0.09
Total from investment operations	(0.17)	1.28	0.51	1.13	(3.41)	0.23

DISTRIBUTIONS:
From net investment income	(0.05)	(0.07)	–	(0.07)	(0.08)	(0.14)
From net realized gains	–	–	–	–	–	(0.55)
Total distributions	(0.05)	(0.07)	–	(0.07)	(0.08)	(0.69)

Net increase/(decrease) in net asset value	(0.22)	1.21	0.51	1.06	(3.49)	(0.46)
Net asset value, end of year	$8.42	$8.64	$7.43	$6.92	$5.86	$9.35

TOTAL RETURN(d)	(1.81)%	17.34%	7.22%	19.24%	(36.45)%	2.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$44,989	$48,899	$45,300	$62,264	$53,841	$88,679
Ratio of net investment income to average net assets	0.83%	0.77%	0.60%(e)	1.12%	1.10%	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%	1.40%	1.40%(e)	1.62%	1.50%	1.20%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.58%	1.71%	1.70%(e)	N/A	N/A	N/A
Portfolio turnover rate(f)	46%	44%	11%	56%	83%	52%

(a)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund.
(b)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34  |  April 30, 2012

ALPS | WMC Value Intersection Fund – Class C

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$8.62	$6.40

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	(0.20)	2.27
Total from investment operations	(0.21)	2.26

DISTRIBUTIONS:
From net investment income	(0.02)	(0.04)
Total distributions	(0.02)	(0.04)

Net increase/(decrease) in net asset value	(0.23)	2.22
Net asset value, end of year	$8.39	$8.62

TOTAL RETURN(c)	(2.45)%	35.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$79	$14
Ratio of net investment loss to average net assets	(0.16)%	(0.09)%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15%	2.15%(d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.38%	2.49%(d)
Portfolio turnover rate(e)	46%	44%(f)

(a)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.
(f)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

35  |  April 30, 2012

ALPS | WMC Value Intersection Fund – Class l

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011 (a)	For the Period January 1, 2010 to April 30, 2010 (b)	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Net asset value, beginning of period	$8.71	$7.48	$6.96	$5.89	$9.41	$9.86

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09(c)	0.07(c)	0.02	0.07	0.09	0.15
Net realized and unrealized gain/(loss)	(0.24)	1.24	0.50	1.08	(3.52)	0.10
Total from investment operations	(0.15)	1.31	0.52	1.15	(3.43)	0.25

DISTRIBUTIONS:
From net investment income	(0.07)	(0.08)	–	(0.08)	(0.09)	(0.15)
From net realized gains	–	–	–	–	–	(0.55)
Total distributions	(0.07)	(0.08)	–	(0.08)	(0.09)	(0.70)
Net increase/(decrease) in net asset value	(0.22)	1.23	0.52	1.07	(3.52)	(0.45)
Net asset value, end of year	$8.49	$8.71	$7.48	$6.96	$5.89	$9.41

TOTAL RETURN(d)	(1.62)%	17.67%	7.47%	19.59%	(36.38)%	2.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$34,636	$29,251	$16,814	$16,465	$3,658	$5,422
Ratio of net investment income to average net assets	1.08%	0.95%	0.77%(e)	1.17%	1.30%	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%(e)	1.46%	1.40%	1.10%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.33%	1.46%	1.49%(e)	N/A	N/A	N/A
Portfolio turnover rate(f)	46%	44%	11%	56%	83%	52%

(a)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund.
(b)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30. (c) Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36  |  April 30, 2012

Clough China Fund

Management Commentary	April 30, 2012 (Unaudited)

During the fiscal year ending April 2012, the Clough China Fund fell 12.32% as compared to the MSCI China Index, which dropped 11.15%. It was a challenging year for the Fund as Chinese equities performed poorly. Weakness was primarily driven by slowing economic growth in China and the ongoing sovereign debt1 crisis in Europe. Over the last year, China’s domestic demand has decelerated under the pressure of a government policy tightening cycle designed to reduce inflationary pressures. Over 2010 and 2011, Beijing tightened monetary policy via six increases in the commercial banks’ reserve requirement ratio (RRR) and three interest rate hikes. Further, a series of policies restricting housing investment were implemented. As a result, retail sales growth slowed to 13.8% in May 2012. While still strong, this level of activity is down from 16.9% growth a year ago. Similarly, fixed asset investment growth has decelerated from approximately 25% last year to around 20% today. Manufacturing has been weak as well, with PMI indices hovering around, or slightly below 50 since last autumn.

The aggravation of the crisis in Greece and the Eurozone has also contributed to a softening external demand for Chinese goods. Chinese exports decelerated from 19.4% growth in May 2011 to the recent 7.1% growth in April 2012. For the corporate sector, the economic slowdown and the cycling through of the prior year cost increases have pressured profitability. Whereas cumulative industrial companies’ profits were up 25% for the whole of last year, they fell 1.6% in the first four months of 2012, while sales increased 12.7%, according to Credit Suisse.

China’s economic slowdown has been in line with our expectations. However, investors have been, until recently, frustrated with the Chinese government’s reluctance to stabilize growth and relax some of the tight monetary and fiscal policies from the prior cycle. Many investors hoped for a massive stimulus package to be announced, something similar to the Rmb 4 trillion2 plans adopted in 2009, and were disappointed it hasn’t come. But authorities in Beijing prefer a softer, less bold approach this time and this makes sense. The 2009 stimulus plan was excessive and in some instances counter-productive because the spending surge from local governments was not sustainable and created inflationary tensions that ultimately had to be addressed. While China’s central bank (PBOC) has reduced the RRR three times since December 2011, the Central Government in Beijing has only recently begun to take more aggressive steps to support growth. We are finally seeing spending approvals for infrastructure projects and the reintroduction of financial incentives for consumers (e.g., subsidy programs in favor of energy saving electrical appliances and low emission cars). Importantly, the PBOC cut lending and deposit rates by 0.25%, effective June 8th 2012. In our opinion, this rate cut signals the official change in economic and monetary policy, from a tightening, anti-inflation bias to an easing and pro-growth policy.

Portfolio Composition

During the year we adopted a fairly defensive stance, whereby reducing the Fund’s exposure to heavy cyclical and exporter sectors. We also reduced the number of stocks held in the portfolio, especially the number of small companies, in order to focus on more liquid stocks as market trading volumes shrank. In terms of sector exposure, our holdings in the consumer discretionary and information technology sectors had a positive influence on our relative performance, whereas consumer staples, energy and telecom services contributed negatively. Looking at individual stocks, the three major positive contributors, all management success stories, were:

»

Lenovo – the World’s second largest PC vendor with the leading market share in China reported a 73% rise for its recent fiscal year earnings, driven by higher profit margins and market share gains. Growth prospects remain strong for Lenovo, both in China where the penetration rate is still low in smaller cities and in emerging markets and Europe. Lenovo maintains a healthy balance sheet with a high amount of cash, equivalent to approximately 45% of its market cap.

»

Great Wall Motors is the largest SUV (sports utility vehicles) and pick up truck manufacturer in China. Established in 1976, they sell under their own brand “Great Wall”. Their strategy to launch sedan models powered with engines below 1.6L provides more exposure to the mid-end segment of the market supported by the government’s subsidy policy. Sales increased 27% last year to 462,679 units and again 17.8% in the first 5 months of this year, outperforming China’s total auto sales growth. Great Wall has a net cash balance sheet, a 12% net profit margin and a strong management team skilled in keeping costs under control. The company is well positioned in the Chinese market where the auto penetration rate remains low even after years of high growth, with 70 cars per 1,000 people compared to about 450 and 650 per 1,000 people in Korea and Japan, respectively.

»

Shenzhou International is a highly efficient OEM (original equipment manufacturer) garment manufacturer for leading international sportswear brands such as Adidas, Nike and Puma (its major clients, accounting for 50% of sales) and casual wear retailers such as the Japanese Uniqlo. Its successful market diversification strategy in recent years is bearing fruit with high profit growth while new manufacturing basis in Cambodia brings in productivity gains. High fundamental qualities do not look fully recognized in a modest valuation at below 8x earnings.

The major detractors were

»

Industrial & Commercial Bank of China, the largest commercial bank in China, continued to report robust earnings growth in 2011 (+25%) and again in 1Q2012 (up 14%). Asset quality remained reasonably strong, yet the general mistrust of all banks due to the monetary tightening cycle and its potential to hurt loan quality hurt sentiment for ICBC and other banks.

»	China Life Insurance shares were hurt by falling life insurance premiums and the weak domestic equity markets.
»

Brilliance China Automotive owns a 50% stake in BMW China which produces 3 and 5 series BMW cars in China. The JV (joint venture) contributes approximately 95% of Brilliance earnings. Profits rose 92% in 2011 on the back of a 54% increase in sales volume. Although growth remains robust in the first half of 2012, as sales jumped 51.4% from January to May, investor

37  |  April 30, 2012

Clough China Fund

Management Commentary	April 30, 2012 (Unaudited)

concerns regarding the sustainability of growth in the luxury car segment, production capacity expansion plans and discounts at the dealership level have weighed on the shares.

Outlook

We see no reason to change our positive opinion on China’s economic outlook or on Chinese equities. In the near term, economic growth in China has decelerated from 9.7% a year ago to 8.1% in the first quarter of 2012. However, 8.1% growth is still healthy and is much higher than the 6.1% experienced at the trough of the 2008 global financial crisis. We are not in unchartered territory and we believe 8% Gross Domestic Product (“GDP”) growth is sustainable over the next several years. More policy easing measures are expected in coming months including new RRR and rate cuts to encourage bank lending and improve liquidity, as well as a recovery in fiscal spending on infrastructure. Indeed, economic data recently released for May began to show a better trend as compared to a weak month in April. Industrial production rose 9.6% year-over-year from 9.3% in April, residential property investments increased 12.8% year-over-year vs. 4% in the prior month and inflation cooled sequentially to 3% from 3.4%; well below the 6.5% peak in July 2011. Even export growth rebounded to 15.3% year-over-year. The falling purchasing price index seems to indicate some relief on profit margins for industrial companies. Moreover, the latest HSBC China Services PMI increased May to a 19 month high in May.

From a longer-term perspective, China’s economy is transitioning from capital expenditure and infrastructure investment-led growth to one being more consumption driven. This is in line with the recommendations of international institutions. Moreover China’s government has emphasized for several years their intention to redirect the economic growth model away from a quantitative growth based on high production and rising volumes towards a more qualitative model. The new growth model will gradually be less polluting, less damaging for the country’s natural resources and create a more sustainable growth rate. While this transition is not helped by the negative impact of the European crisis, the domestic situation is much more important than the export story. Over the last ten years, China’s GDP has soared 5 times, from $1.4 trillion, or GDP per capita of $1,000 to $7.5 trillion or $5,400 per capita. However, it’s only this year that China’s urbanization rate has exceeded 50% for the first time and many China watchers agree that there is still much in the way of economic reforms to be adopted to help create an even more efficient, dynamic economy. These reforms will be critical to help manage new challenges presented by an ageing population We do not believe that China has exhausted its development potential. Economic growth may decelerate to 7 to 8% on average in the coming years though that is still very high growth in and is likely to generate many new attractive investment opportunities.

During this period of weak performance, corporate earnings have continued to grow and valuations are now very low. The MSCI China index currently trades near 9.5x earnings, a PE multiple which is near the lows of the 2008 global financial crisis. We believe the current market is providing many attractive valuations for the Fund. Longer-term investors should look through the valley and adopt a more constructive view now that the government has turned to a pro-growth policy.

Sources: National Bureau of Statistics, CLSA, Credit Suisse, HSBC.

[1]

Sovereign Debt - Bonds issued by a national government in a foreign currency, in order to finance the issuing country’s growth. Sovereign debt is generally a riskier investment when it comes from a developing country, and a safer investment when it comes from a developed country. The stability of the issuing government is an important factor to consider, when assessing the risk of investing in sovereign debt, and sovereign credit ratings help investors weigh this risk.

[2]

RMB (Renminbi – the official currency of China) 4 trillion Plan is the 2008-2009 Chinese economic stimulus plan that was announced by the Central People’s Government of the People’s Republic of China on November 9, 2008 as an attempt to minimize the impact of the global financial crisis on the world’s second largest economy.

38 | April 30, 2012

Clough China Fund

Management Commentary	April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2012)

	1 Year	3 Year	5 Year	Since Inception ^	Total Expense Ratio	What You Pay *
Class A (NAV)[1]	-12.32%	14.31%	4.76%	14.58%	2.16%	1.98%
Class A (MOP) [2]	-17.13%	12.19%	3.58%	13.56%
Class C (NAV) [1]	-13.02%	13.41%	3.97%	13.74%	2.89%	2.73%
Class C (CDSC) [2]	-13.89%	13.41%	3.97%	13.74%
Class I [3]	-12.16%	14.73%	5.23%	15.12%	2.05%	1.73%
MSCI China Index [4]	-11.15%	11.89%	4.92%	14.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% on Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance data does not reflect the redemption fee or the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call (877) 256-8445.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

[1]	Net Asset Value (NAV) is the share price without sales charges.
[2]	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%; Class C returns include the 1.00% CDSC.
[3]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.

39  |  April 30, 2012

Clough China Fund

Management Commentary	April 30, 2012 (Unaudited)

[4]

The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of December 30, 2005.
*	What You Pay reflects the Adviser’s decision to contractually limit expenses through August 31, 2012. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

This Fund is not suitable for all investors.

Top Ten Holdings (as a % of Net Assets) †
Industrial & Commercial Bank of China, Class H	6.32%
Tencent Holdings, Ltd.	6.19%
China Construction Bank Corp., Class H	5.91%
Shenguan Holdings Group, Ltd.	4.38%
Shenzhou International Group Holdings, Ltd.	4.07%
VTech Holdings, Ltd.	3.82%
Ping An Insurance Group Co. of China, Ltd., Class H	3.70%
Lenovo Group, Ltd.	3.31%
China Shenhua Energy Co., Ltd., Class H	3.31%
China Mobile, Ltd.	3.03%
Top Ten Holdings	44.04%

† Holdings are subject to change.

Industry Sector Allocation (as a % of Net Assets)

40  |  April 30, 2012

Clough China Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (92.59%)
Basic Materials (0.63%)
Mining (0.63%)
Zhaojin Mining Industry Co., Ltd., Class H	323,500	$450,270

TOTAL BASIC MATERIALS		450,270

Communications (15.39%)
Internet (6.61%)
SINA Corp.(a)	5,100	298,401
Tencent Holdings, Ltd.	140,700	4,401,631

		4,700,032

Telecommunications (8.78%)
China Mobile, Ltd.	194,400	2,150,749
SmarTone Telecommunications Holdings, Ltd.	328,955	614,222
VTech Holdings, Ltd.	242,700	2,715,405
ZTE Corp., Class H(a)	314,600	759,552

		6,239,928

TOTAL COMMUNICATIONS		10,939,960

Consumer, Cyclical (21.74%)
Apparel (6.30%)
China Lilang, Ltd.	398,000	366,529
Shenzhou International Group Holdings, Ltd.	1,542,000	2,893,890
Stella International Holdings, Ltd.	460,500	1,217,638

		4,478,057

Auto Manufacturers (4.31%)
Brilliance China Automotive Holdings, Ltd.(a)	642,000	692,557
Dongfeng Motor Group Co., Ltd., Class H	240,000	469,408
Great Wall Motor Co., Ltd., Class H(a)	885,000	1,899,329

		3,061,294

Retail (9.97%)
Belle International Holdings, Ltd.	645,000	1,258,548
Bosideng International Holdings, Ltd.	2,516,000	722,940
China Resources Enterprise, Ltd.	158,000	571,910
Giordano International, Ltd.	958,000	832,928
Golden Eagle Retail Group, Ltd.	182,000	475,070
Li Ning Co., Ltd.	389,500	357,435
Lifestyle International Holdings, Ltd.	336,000	783,118
Man Wah Holdings, Ltd.	685,200	354,573
SA SA International Holdings, Ltd.	1,850,000	1,144,097

	Shares	Value (Note 2)
Retail (continued)
Stelux Holdings International, Ltd.	2,420,000	$584,545

		7,085,164

Textiles (1.16%)
Texwinca Holdings, Ltd.	678,000	828,559

TOTAL CONSUMER, CYCLICAL		15,453,074

Consumer, Non-Cyclical (10.34%)
Cosmetics/Personal Care (2.97%)
L’Occitane International SA	475,000	1,263,615
Vinda International Holdings, Ltd.	475,000	842,977

		2,106,592

Food (6.57%)
China Modern Dairy Holdings, Ltd.(a)	1,175,000	332,068
Shenguan Holdings Group, Ltd.	5,768,600	3,113,217
Want Want China Holdings, Ltd.	1,005,000	1,226,726

		4,672,011

Household Products/Wares (0.80%)
Samsonite International SA(a)	294,900	568,882

TOTAL CONSUMER, NON-CYCLICAL		7,347,485

Diversified (0.71%)
Holding Companies-Diversified (0.71%)
Hutchison Whampoa, Ltd.	53,000	507,742

TOTAL DIVERSIFIED		507,742

Energy (6.82%)
Coal (3.31%)
China Shenhua Energy Co., Ltd., Class H(a)	532,500	2,351,547

Energy-Alternate Sources (1.03%)
China Longyuan Power Group Corp., Class H(a)	939,000	735,765

Oil & Gas (2.48%)
China Petroleum & Chemical Corp., Class H	1,657,000	1,759,918

TOTAL ENERGY		4,847,230

Financials (26.10%)
Banks (15.19%)
Bank of China, Ltd., Class H	5,057,300	2,105,970
China Construction Bank Corp., Class H	5,410,080	4,198,461

41  |  April 30, 2012

Clough China Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
Banks (continued)
Industrial & Commercial Bank of China, Class H	6,758,967	$4,490,888

		10,795,319

Diversified Financial Services (0.45%)
Hong Kong Exchanges and Clearing, Ltd.	20,100	319,650

Insurance (4.28%)
China Life Insurance Co., Ltd., Class H(a)	153,000	407,370
Ping An Insurance Group Co. of China, Ltd., Class H	317,000	2,633,085

		3,040,455

Real Estate (6.18%)
China Overseas Grand Oceans Group, Ltd.	775,000	1,036,483
China Overseas Land & Investment, Ltd.	598,000	1,292,288
Hysan Development Co., Ltd.	150,000	678,069
Longfor Properties Co., Ltd.(a)	419,500	662,700
Sino Land Co., Ltd.	423,400	726,279

		4,395,819

TOTAL FINANCIALS		18,551,243

Industrials (7.55%)
Building Materials (2.00%)
China Resources Cement Holdings, Ltd.	1,800,000	1,421,496

Engineering & Construction (4.39%)
Cheung Kong Infrastructure Holdings, Ltd.	211,000	1,250,451
China State Construction International Holdings, Ltd.	2,038,000	1,871,046

		3,121,497

Environmental Control (0.86%)
China Everbright International, Ltd.	1,296,000	611,570

Machinery-Diversified (0.30%)
Haitian International Holdings, Ltd.	186,000	213,996

TOTAL INDUSTRIALS		5,368,559

		Shares	Value (Note 2)
Technology (3.31%)
Computers (3.31%)
Lenovo Group, Ltd.		2,460,000	$2,352,561

TOTAL TECHNOLOGY			2,352,561

TOTAL COMMON STOCKS (Cost $57,497,539)			65,818,124

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.80%)
Money Market Fund (3.80%)
Dreyfus Cash Management Fund, Institutional Class	0.060%	2,698,330	2,698,330

TOTAL SHORT TERM INVESTMENTS (Cost $2,698,330)			2,698,330

TOTAL INVESTMENTS (96.39%) (Cost $60,195,869)			$68,516,454

Other Assets In Excess Of Liabilities (3.61%)			2,567,594

NET ASSETS (100.00%)			$71,084,048

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

SA - Generally designated corporations in various countries, mostly those employing civil law.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

42 | April 30, 2012

Clough China Fund

Statement of Assets and Liabilities	April 30, 2012

ASSETS
Investments, at value	$68,516,454
Foreign currency, at value (Cost $3,370,771)	3,376,344
Receivable for investments sold	2,438,705
Receivable for shares sold	8,095
Dividends and interest receivable	26,272
Prepaid expenses and other assets	19,747
Total Assets	74,385,617
LIABILITIES
Payable for investments purchased	3,004,497
Payable for shares redeemed	120,481
Investment advisory fees payable	78,283
Administration and transfer agency fees payable	15,173
Distribution and services fees payable	15,919
Directors’ fees and expenses payable	2,272
Accrued expenses and other liabilities	64,944
Total Liabilities	3,301,569
NET ASSETS	$71,084,048

NET ASSETS CONSIST OF
Paid-in capital	$67,988,894
Accumulated net investment loss	(40,554)
Accumulated net realized loss on investments and foreign currency transactions	(5,190,432)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,326,140
NET ASSETS	$71,084,048

INVESTMENTS, AT COST	$60,195,869

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$18.43
Net Assets	$30,542,077
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,657,571
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$19.50
Class C:
Net Asset Value, offering and redemption price per share(a)	$17.90
Net Assets	$11,674,465
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	652,065
Class I:
Net Asset Value, offering and redemption price per share	$18.71
Net Assets	$28,867,506
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,542,527

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

43  |  April 30, 2012

Clough China Fund

Statement of Operations	For the Year Ended April 30, 2012

INVESTMENT INCOME
Dividends	$1,751,380
Foreign taxes withheld on dividends	(83,742)
Interest and other income	1,803
Total Investment Income	1,669,441

EXPENSES
Investment advisory fees	1,093,231
Administrative and transfer agency fees	137,573
Distribution and service fees
Class A	85,684
Class C	135,303
Legal fees	3,554
Audit fees	34,310
Networking fees
Class A	13,399
Class C	11,270
Class I	19,131
Reports to shareholders and printing fees	16,317
State registration fees	40,740
Insurance fees	6,628
Custody fees	94,731
Directors’ fees and expenses	13,125
Miscellaneous expenses	11,437
Total Expense	1,716,433
Less fees waived/reimbursed by investment advisor
Class A	(44,861)
Class C	(23,813)
Class I	(50,110)
Net Expenses	1,597,649
Net Investment Income	71,792
Net realized loss on investments	(4,684,303)
Net realized gain on foreign currency transactions	10,980
Net change in unrealized depreciation on investments	(8,733,440)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,751
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,405,012)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,333,220)

See Notes to Financial Statements.

44  |  April 30, 2012

Clough China Fund

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
OPERATIONS
Net investment income/(loss)	$71,792	$(231,606)
Net realized gain/(loss) on investments and foreign currency transactions	(4,673,323)	4,642,130
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(8,731,689)	7,698,970
Net Increase/(Decrease) in Net Assets Resulting from Operations	(13,333,220)	12,109,494

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	0	(199,271)
Class C	0	(3,157)
Class I	0	(225,291)
Net Decrease in Net Assets from Distributions	0	(427,719)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,954,505	24,544,347
Class C	2,225,325	11,178,373
Class I	3,554,515	24,427,700
Dividends reinvested
Class A	0	132,703
Class C	0	1,344
Class I	0	103,992
Shares redeemed
Class A	(12,417,845)	(14,519,282)
Class C	(5,066,931)	(3,597,895)
Class I	(10,349,896)	(2,794,871)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(18,100,327)	39,476,411

Net increase/(decrease) in net assets	(31,433,547)	51,158,186

NET ASSETS
Beginning of year	102,517,595	51,359,409
End of year *	$71,084,048	$102,517,595

*Including accumulated net investment loss of:	$(40,554)	$(144,276)

See Notes to Financial Statements.

45  |  April 30, 2012

Clough China Fund – Class A

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period August 1, 2009 to April 30, 2010 (a)(b)	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007
Net asset value, beginning of period	$21.02	$18.21	$16.32	$15.81	$22.46	$13.23

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.02(c)	(0.04)(c)	0.10	0.09(c)	(0.01)(c)	0.06(c)
Net realized and unrealized gain/(loss)	(2.61)	2.94	1.85	0.62(d)	(1.73)	9.59
Total from investment operations	(2.59)	2.90	1.95	0.71	(1.74)	9.65

DISTRIBUTIONS:
From net investment income	–	(0.09)	(0.07)	(0.20)	(0.03)	(0.05)
From net realized gains	–	–	–	–	(4.88)	(0.37)
Total distributions	–	(0.09)	(0.07)	(0.20)	(4.91)	(0.42)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(c)(e)	0.01	0.00(c)(e)	–	–
Net increase/(decrease) in net asset value	(2.59)	2.81	1.89	0.51	(6.65)	9.23
Net asset value, end of year	$18.43	$21.02	$18.21	$16.32	$15.81	$22.46
TOTAL RETURN(f)	(12.32)%	16.00%	12.07%	5.00%(d)	(13.91)%	73.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$30,542	$44,616	$28,695	$15,069	$17,927	$25,976
Ratio of net investment income/(loss) to average net assets	0.13%	(0.22)%	(0.53)%(g)	0.70%	(0.06)%	0.31%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.89%(h)	1.87%(g)(i)	1.95%	2.02%	2.10%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.08%	2.07%	2.24%(g)	2.62%	2.34%	2.42%
Portfolio turnover rate(j)	174%	170%	110%	120%	178%	193%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to the close of business on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.

(h)	Effective January 1, 2011, the net expense ratio limitation changed from 1.85% to 1.95%.
(i)	Effective January 1, 2010, the next expense ratio limitation changed from 1.95% to 1.85%.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

46  |  April 30, 2012

Clough China Fund – Class C

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period August 1, 2009 to April 30, 2010 (a)(b)	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007
Net asset value, beginning of period	$20.58	$17.89	$16.08	$15.48	$22.26	$13.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)(c)	(0.21)(c)	(0.17)	(0.01)(c)	(0.17)(c)	(0.06)(c)
Net realized and unrealized gain/(loss)	(2.57)	2.90	1.98	0.65(d)	(1.64)	9.52
Total from investment operations	(2.68)	2.69	1.81	0.64	(1.81)	9.46

DISTRIBUTIONS:
From net investment income	–	(0.00)(e)	–	(0.04)	(0.09)	(0.02)
From net realized gains	–	–	–	–	(4.88)	(0.37)
Total distributions	–	–	–	(0.04)	(4.97)	(0.39)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	–	–	–	0.01
Net increase/(decrease) in net asset value	(2.68)	2.69	1.81	0.60	(6.78)	9.08
Net asset value, end of year	$17.90	$20.58	$17.89	$16.08	$15.48	$22.26

TOTAL RETURN(f)	(13.02)%	15.13%	11.26%	4.21%(d)	(14.49)%	76.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,674	$16,848	$7,594	$8,267	$9,991	$15,497
Ratio of net investment loss to average net assets	(0.62)%	(1.10)%	(1.26)%(g)	(0.05)%	(0.85)%	(0.33)%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%	2.70%	2.70%(g)	2.70%	2.77%	2.85%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.88%	2.86%	3.18%(g)	3.43%	3.15%	3.33%
Portfolio turnover rate(h)	174%	170%	110%	120%	178%	193%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to the close of business on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

47  |  April 30, 2012

Clough China Fund – Class I

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period August 1, 2009 to April 30, 2010 (a)(b)	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007
Net asset value, beginning of period	$21.30	$18.41	$16.52	$16.10	$22.65	$13.27

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.06(c)	(0.01)(c)	0.01	0.15(c)	0.13(c)	0.19(c)
Net realized and unrealized gain/(loss)	(2.65)	3.03	2.03	0.60(d)	(1.80)	9.63
Total from investment operations	(2.59)	3.02	2.04	0.75	(1.67)	9.82

DISTRIBUTIONS:
From net investment income	–	(0.13)	(0.15)	(0.33)	–	(0.07)
From net realized gains	–	–	–	–	(4.88)	(0.37)
Total distributions	–	(0.13)	(0.15)	(0.33)	(4.88)	(0.44)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(e)	0.00(e)	–	–	–	–
Net increase/(decrease) in net asset value	(2.59)	2.89	1.89	0.42	(6.55)	9.38
Net asset value, end of year	$18.71	$21.30	$18.41	$16.52	$16.10	$22.65

TOTAL RETURN(f)	(12.16)%	16.45%	12.36%	5.51%(d)	(13.41)%	74.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$28,868	$41,054	$15,071	$9,744	$9,231	$22,303
Ratio of net investment income/(loss) to average net assets	0.33%	(0.03)%	0.08%(g)	1.20%	0.62%	1.06%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%	1.53%(h)	1.40%(g)	1.40%	1.47%	1.55%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.85%	1.85%	1.86%(g)	1.97%	1.76%	1.75%
Portfolio turnover rate(i)	174%	170%	110%	120%	178%	193%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to the close of business on January 15, 2010, the Clough China Fund was known as the Old Mutual China Fund and Class I was known as the Institutional Class.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively (See Note 7).
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.

(h)	Effective January 1, 2011, the net expense ratio limitation changed from 1.40% to 1.70%.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

48  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Management Commentary	April 30, 2012 (Unaudited)

Commodity prices declined over the past year ending April 30, 2012. For the one year period ending April 30, 2012, the Jefferies Asset Management Commodity Strategy Allocation Fund (the “Fund”) Class I shares (JCRIX) were down 15.53% (Class A, JCRAX, was down 20.40% at MOP and Class C at NAV, JCRCX, was down 16.26%).

The Fund’s strategy to reduce the corrosive effects of commodity contango (or costs associated with replacing expiring futures contacts when new contacts are more expensive) by combining commodity futures related investments (collateralized by Treasury Inflation-Protected Securities (“TIPS”), commodity equities, and where appropriate, physical commodity ETFs were effective this quarter. The Fund’s combination of these assets contributed to the outperformance relative to its Benchmark. During most of the year, the Fund assets were invested in approximately 67% in commodity futures related instruments (backed by collateral held in TIPS) with the remainder (approximately 33%) in commodity equities. The Fund was successful in reducing the costs of contango in many of the components of the CRB Index, which contributed to the composite performance of the Fund relative to its Benchmark.

The most recent peak for commodity prices as measured by the Dow Jones UBS Spot Commodity Index coincided almost precisely with the end of April 2011. Global events had an important impact on driving commodity markets lower throughout the year ending in April 2012. Markets began to soften as the US Federal Reserve’s quantitative easing policy (QE2) was ending late in the second quarter of 2011. Commodity prices suffered as the European credit crisis, centered on Greece, began to erupt. Later in the summer, Standard and Poors (S&P), actually lowered its debt rating for the United States. The combined effects of the European debt crisis and the US downgrade weighed on projections for global growth.

Markets rebounded in the final quarter of 2011 and continued into the first two months of 2012. A renewed concern for Greek debt and other peripheral European nations took prices down. The Euro declined in value and the US Dollar increased. Commodities are largely priced in Dollars. As the Dollar increases in value, the price of commodities tends to decline. Additionally, China lowered its targets for gross domestic product (GDP) to 7.5% from 8% in the first quarter of 2012. Commodity prices slumped with the outlook for reduced global growth.

Accommodative monetary policies have been pursued by numerous central banks around the world, including the US Federal Reserve. As this commentary is being written, more central bank policy decisions are being contemplated to further stimulate global economies. We believe the policies already in place may contribute to a surge in commodity prices going forward. Additional stimulus may only heighten the positive price impact on commodities.

The Fund invests its excess cash held as collateral held for commodity futures related positions in U.S. Treasury Inflation Protected Bonds or TIPS. We believe that we may be nearing the end of what has been a significant rally in US treasury prices, both nominal and TIPS, and as a result, we continue to limit our duration exposure. At the end of April, our weighted average maturity was approximately 1.70 years.

Commodity price appreciation has simply been interrupted over the last twelve months, in our opinion. We expect both commodity and equity markets to be volatile, with the possibility of further pullbacks. However, our long-term thesis for investing in commodities as a source for capturing growth in the emerging markets, as a hedge against the possible weakness of the US Dollar, and as a possible diversifying element within a well balanced portfolio continues to be strong. We believe that the ultimate levels commodity prices can reach may be well beyond the previous high levels.

49 | April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Management Commentary	April 30, 2012 (Unaudited)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2012)

	1 Year	Since Inception ^	Total Expense Ratio	What you Pay *
Class A (NAV)[1]	-15.77%	14.23%	2.61%	1.47%
Class A (MOP) [2]	-20.40%	10.77%
Class C (NAV) [1]	-16.26%	13.64%	4.02%	2.07%
Class C (CDSC) [2]	-17.05%	13.64%
Class I	-15.53%	14.58%	2.06%	1.17%
TR/J CRB Total Return Index[3]	-17.40%	10.23%
DJUBS Commodity TR3	-19.42%	7.35%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% to shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance data does not reflect the redemption fee or the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call (866) 759-5679.

[1]	Net Asset Value (NAV) is the share price without sales charges.
[2]	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%; Class C returns include the 1.00% CDSC.

50  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Management Commentary	April 30, 2012 (Unaudited)

[3]

Thomson Reuters / Jefferies CRB Index and the Dow Jones-UBS Commodity Index are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of June 29, 2010.
*	What You Pay reflects the Sub-Adviser’s decision to contractually limit expenses through August 31, 2012. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

Top Ten Holdings (as a % of Net Assets) †

United States Treasury Inflation Indexed Bonds	65.26%
SPDR® Gold Trust	2.04%
Exxon Mobil Corp.	2.01%
iShares® Gold Trust	1.98%
Monsanto Co.	1.79%
Transocean, Ltd.	1.74%
Potash Corp. of Saskatchewan, Inc.	1.53%
Deere & Co.	1.40%
Syngenta AG	1.28%
Peabody Energy Corp.	1.21%
Top Ten Holdings	80.24%

†Holdings are subject to change.

Industry Sector Allocation (as a % of Net Assets)

51  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Consolidated Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (32.92%)
Australia (0.92%)
Nufarm, Ltd.	337,350	$ 1,729,387

Brazil (0.60%)
Rio Tinto PLC, ADR	20,000	1,121,400

Canada (4.37%)
EnCana Corp.	7,000	146,611
IAMGOLD Corp.	177,972	2,206,972
Kinross Gold Corp.	81,959	734,258
Potash Corp. of Saskatchewan, Inc.	67,617	2,874,843
Yamana Gold, Inc.	151,661	2,224,597

		8,187,281

France (0.58%)
Total SA	22,878	1,092,327

India (1.18%)
Reliance Industries, Ltd., GDR(a)	78,367	2,211,517

Israel (0.29%)
The Israel Corp., Ltd.	837	546,921

Italy (0.28%)
Eni SpA	23,484	521,307

Japan (0.26%)
Nippon Steel Corp.	194,614	489,948

Mexico (0.09%)
Grupo Mexico SAB de CV, Series B	55,372	170,674

Netherlands (2.36%)
CNH Global N.V.(b)	48,520	2,220,760
Nutreco Holding N.V.	30,292	2,201,349

		4,422,109

Norway (0.35%)
Norsk Hydro ASA	135,021	656,826

Singapore (0.69%)
Wilmar International, Ltd.	330,077	1,298,970

South Africa (0.54%)
Harmony Gold Mining Co., Ltd.	104,532	1,017,168

Switzerland (4.18%)
Syngenta AG	6,825	2,396,439
Transocean, Ltd.	64,632	3,256,806
Weatherford International, Ltd.(b)	152,624	2,177,945

		7,831,190

	Shares	Value (Note 2)
United Kingdom (3.47%)
Antofagasta PLC	113,928	$2,183,598
BP PLC	204,377	1,475,993
Evraz PLC(b)	364,289	2,183,913
Petropavlovsk PLC	84,612	654,728

		6,498,232

United States (12.76%)
AGCO Corp.(b)	47,642	2,219,164
Apache Corp.	11,702	1,122,690
Archer-Daniels-Midland Co.	52,570	1,620,733
Baker Hughes, Inc.	25,000	1,102,750
Cameron International Corp.(b)	3,538	181,323
Chevron Corp.	14,166	1,509,529
Coeur d’Alene Mines Corp.(b)	27,824	599,607
Corn Products International, Inc.	11,188	638,387
Deere & Co.	31,888	2,626,296
Exxon Mobil Corp.	43,626	3,766,669
Freeport-McMoRan Copper & Gold, Inc.	27,000	1,034,100
Hess Corp.	1,000	52,140
Monsanto Co.	44,184	3,365,937
National Oilwell Varco, Inc.	17,749	1,344,664
Peabody Energy Corp.	72,700	2,261,697
Range Resources Corp.	4,000	266,640
Southwestern Energy Co.(b)	6,000	189,480

		23,901,806

TOTAL COMMON STOCKS (Cost $63,028,081)		61,697,063
EXCHANGE TRADED FUNDS (4.03%)
iShares® Gold Trust(b)	228,898	3,715,015
SPDR® Gold Trust(b)	23,688	3,834,613

TOTAL EXCHANGE TRADED FUNDS (Cost $7,588,084)		7,549,628

WARRANTS (0.00%)(c)
Canada (0.00%)(c)
Kinross Gold Corp., Strike Price $21.30, Expires 9/17/14(b)	19	11

United States (0.00%)
Magnum Hunter Resources, Inc.(b)	629	0

TOTAL WARRANTS (Cost $69)		11
	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (65.26%)
U.S. Treasury Bonds (65.26%)
United States Treasury Inflation Indexed Bonds
3.000%, 7/15/12	$35,453,600	36,013,093
0.625%, 4/15/13(d)(e)	11,232,589	11,457,241
1.875%, 7/15/13(e)	6,681,212	6,990,218

52  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Consolidated Statement of Investments	April 30, 2012

	Principal Amount	Value (Note 2)
U.S. Treasury Bonds (continued)
2.000%, 1/15/14(e)	$2,433,062	$2,583,987
1.250%, 4/15/14	2,904,093	3,062,912
2.000%, 7/15/14	42,482,357	46,053,551
1.625%, 1/15/15(e)	13,381,547	14,545,113
0.500%, 4/15/15(e)	1,496,792	1,585,313

		122,291,428

TOTAL GOVERNMENT BONDS (Cost $122,100,391)		122,291,428

7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.56%)
Money Market Fund (3.56%)
Dreyfus Treasury Prime Cash Management, Investor Shares 0.00004%	6,674,403	6,674,403

TOTAL SHORT TERM INVESTMENTS (Cost $6,674,403)		6,674,403

TOTAL INVESTMENTS (105.77%) (Cost $199,391,028)		$198,212,533

Liabilities in Excess of Other Assets - (-5.77%)		(10,814,488)
NET ASSETS - 100.00%		$187,398,045

(a)

Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of those securities was $2,211,517, representing 1.18% of the Fund’s net assets.

(b)	Non-Income Producing Security.
(c)	Less than 0.005%.
(d)	Security, or portion of security, is being held as collateral for futures contracts.
(e)	Security, or portion of security, is being held as collateral for total return swap contracts.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

GDR - Global Depositary Receipt.

Ltd. - Limited.

N.V. - Naamloze vennootschap.

PLC - Public Limited Co.

SA - Generally designated corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SpA - Societa per Azioni.

SPDR - Standard & Poor’s Depository Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

53  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Consolidated Statement of Investments	April 30, 2012

FUTURES CONTRACTS

At April 30, 2012, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
Gold 100 Oz. Future	Long	8	12/27/12	$1,336,640	$(1,537)

				$1,336,640	$(1,537)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation
Bank of America - Merrill Lynch	LME Zinc 3 Month	$(262,000)	0.00%	5/24/12	$4,920
Bank of America - Merrill Lynch	LME Aluminum 3 Month	(331,650)	0.00%	6/7/12	17,241
Bank of America - Merrill Lynch	LME Aluminum 3 Month	(352,200)	0.00%	5/24/12	38,751
Bank of America - Merrill Lynch	LME Nickel 3 Month	(246,720)	0.00%	5/14/12	32,741
Bank of America - Merrill Lynch	MLCS Coffee J-F3	(2,784,818)	0.10%	6/29/12	89,503
Bank of America - Merrill Lynch	MLCS Copper J-F3	(4,590,191)	0.10%	6/29/12	19,991
Bank of America - Merrill Lynch	MLCS Corn J-F3	(4,223,184)	0.10%	6/29/12	18,453
Bank of America - Merrill Lynch	MLCS Silver J-F3	(723,358)	0.10%	6/29/12	33,662
Bank of America - Merrill Lynch	MLCX GoldT-F3	(6,576,999)	0.10%	6/29/12	30,143
Bank of America - Merrill Lynch	MLX Corn GA6	4,164,568	0.10%	6/29/12	23,417

					$308,822

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Depreciation
Bank of America - Merrill Lynch	CRB 3 Month Forward Total Return Index	$116,331,659	0.48%	6/29/12	$(1,363,647)
Bank of America - Merrill Lynch	LME Aluminum 3 Month	347,700	0.00%	5/24/12	(34,251)
Bank of America - Merrill Lynch	LME Aluminum 3 Month	328,223	0.00%	6/7/12	(13,813)
Bank of America - Merrill Lynch	LME Nickel 3 Month	243,240	0.00%	5/14/12	(29,261)
Bank of America - Merrill Lynch	LME Zinc 3 Month	260,000	0.00%	5/24/12	(2,920)
Bank of America - Merrill Lynch	MLX Coffee GA6	2,807,609	0.10%	6/29/12	(92,103)
Bank of America - Merrill Lynch	MLX Copper GA6	4,597,786	0.10%	6/29/12	(29,524)
Bank of America - Merrill Lynch	MLX Silver GA6	723,658	0.10%	6/29/12	(33,267)
Bank of America - Merrill Lynch	S&P MLCX 3 Month Natural Gas	(3,705,161)	0.10%	6/29/12	(20,733)
UBS	CRB 3 Month Forward Total Return Index	12,208,55	0.40%	11/30/12	(151,629)

					$(1,771,148)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.

SCHEDULE OF SECURITIES SOLD SHORT	Principal Amount	Value (Note 2)
GOVERNMENT BOND
United States Treasury Inflation Indexed Bonds, 2.000%, 01/15/2014	$(9,456,444)	$(10,043,037)

TOTAL SECURITIES SOLD SHORT

(Proceeds $10,036,390)		$(10,043,037)

54  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Consolidated Statement of Assets and Liabilities	April 30, 2012

ASSETS
Investments, at value	$198,212,533
Cash	5,413,998
Foreign currency, at value (Cost $175,238)	163,746
Unrealized appreciation on total return swap contracts	308,822
Receivable for investments sold	114,071,916
Receivable for shares sold	972,230
Receivable due from broker for futures contracts	27
Dividends and interest receivable	715,891
Prepaid expenses and other assets	14,231
Total Assets	319,873,394
LIABILITIES
Securities sold short, at value (Proceeds $10,036,390)	10,043,037
Payable for investments purchased	120,126,452
Payable for variation margin	1,537
Payable for shares redeemed	133,474
Unrealized depreciation on total return swap contracts	1,771,148
Investment advisory fees payable	98,914
Administration and transfer agency fees payable	25,880
Distribution and services fees payable	81,486
Directors’ fees and expenses payable	6,140
Total return swap payable	23,458
Accrued expenses and other liabilities	163,823
Total Liabilities	132,475,349
NET ASSETS	$187,398,045

NET ASSETS CONSIST OF
Paid-in capital	$196,838,678
Accumulated net investment loss	(130,632)
Accumulated net realized loss on investments, futures contracts, total return swap contracts and foreign currency transactions	(6,651,435)
Net unrealized depreciation on investments, futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	(2,658,566)
NET ASSETS	$187,398,045

INVESTMENTS, AT COST	$199,391,028

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$11.18
Net Assets	$85,805,449
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,672,732
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.83
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.15
Net Assets	$18,095,275
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,623,253
Class I:
Net Asset Value, offering and redemption price per share	$11.12
Net Assets	$83,497,321
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,506,012

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

55  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Consolidated Statement of Operations	For the Year Ended April 30, 2012

INVESTMENT INCOME
Dividends	$819,698
Foreign taxes withheld on dividends	(67,728)
Interest and other income	1,778,963
Total Investment Income	2,530,933

EXPENSES
Investment advisory fees	1,144,258
Administrative and transfer agency fees	244,378
Distribution and service fees
Class A	198,473
Class C	122,482
Legal fees	18,568
Audit fees	51,903
Networking fees
Class I	72,752
Reports to shareholders and printing fees	46,508
State registration fees	47,717
Insurance fees	4,663
Custody fees	45,313
Directors’ fees and expenses	27,545
Offering costs	16,156
Miscellaneous expenses	14,795
Total Expense	2,055,511
Less fees waived/reimbursed by investment advisor
Class A	(92,408)
Class C	(22,973)
Class I	(132,927)
Net Expenses	1,807,203
Net Investment Income	723,730
Net realized loss on investments	(5,233,252)
Net realized loss on futures contracts	(260,355)
Net realized loss on total return swap contracts	(10,924,528)
Net realized loss on foreign currency transactions	(1,750)
Net change in unrealized depreciation on investments	(5,622,345)
Net change in unrealized depreciation on futures contracts	(229,165)
Net change in unrealized depreciation on total return swap contracts	(1,969,496)
Net change in unrealized depreciation on securities sold short	(6,647)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,139)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(24,250,677)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,526,947)

See Notes to Financial Statements.

56  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period June 29, 2010 (Inception) to April 30, 2011
OPERATIONS
Net investment income	$723,730	$332,214
Net realized gain/(loss) on investments, futures contracts, total return swap contracts and foreign currency transactions	(16,419,885)	8,730,347
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	(7,830,792)	5,172,226
Net Increase/(Decrease) in Net Assets Resulting from Operations	(23,526,947)	14,234,787

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(3,099,336)	(528,187)
Class C	(650,148)	(173,053)
Class I	(5,302,231)	(1,491,694)
Dividends to shareholders from net realized gains
Class A	(76,847)	0
Class C	(22,661)	0
Class I	(98,964)	0
Net Decrease in Net Assets from Distributions	(9,250,187)	(2,192,934)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	82,119,588	40,033,145
Class C	14,395,546	7,949,510
Class I	66,432,636	69,266,578
Dividends reinvested
Class A	2,497,583	468,992
Class C	450,106	132,186
Class I	3,994,738	916,223
Shares redeemed
Class A	(24,121,608)	(6,229,163)
Class C	(1,620,551)	(1,406,988)
Class I	(42,014,869)	(5,130,326)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	102,133,169	106,000,157

Net increase in net assets	69,356,035	118,042,010

NET ASSETS
Beginning of year	118,042,010	0
End of year *	$187,398,045	$118,042,010

*Including accumulated net investment income/(loss) of:	$(130,632)	$6,734,165

See Notes to Financial Statements.

57  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund – Class A

Consolidated Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period June 29, 2010 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$14.28	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04	0.12
Net realized and unrealized gain/(loss)	(2.29)	4.87
Total from investment operations	(2.25)	4.99

DISTRIBUTIONS:
From net investment income	(0.83)	(0.71)
From net realized gains	(0.02)	–
Total distributions	(0.85)	(0.71)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	(3.10)	4.28
Net asset value, end of year	$11.18	$14.28

TOTAL RETURN(d)	(15.77)%	51.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$85,805	$37,060
Ratio of net investment income to average net assets	0.36%	1.08%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.45%	1.45%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.64%	2.59%(e)
Portfolio turnover rate(f)	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Jefferies Asset Management Cayman Trust (wholly owned subsidiary), exclusive of the subsidiary’s management fee.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

58  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund – Class C

Consolidated Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period June 29, 2010 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$14.19	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.05)	0.08
Net realized and unrealized gain/(loss)	(2.26)	4.87
Total from investment operations	(2.31)	4.95

DISTRIBUTIONS:
From net investment income	(0.71)	(0.76)
From net realized gains	(0.02)	–
Total distributions	(0.73)	(0.76)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	(3.04)	4.19
Net asset value, end of year	$11.15	$14.19

TOTAL RETURN(d)	(16.26)%	50.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,095	$7,352
Ratio of net investment income/(loss) to average net assets	(0.42)%	0.72%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%	2.05%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.24%	4.00%(e)
Portfolio turnover rate(f)	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Jefferies Asset Management Cayman Trust (wholly owned subsidiary), exclusive of the subsidiary’s management fee.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

59  |  April 30, 2012

Jefferies Asset Management Commodity Strategy Allocation Fund – Class I

Consolidated Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period June 29, 2010 (Inception) to April 30, 2011 (a)
Net asset value, beginning of period	$14.25	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.10	0.13
Net realized and unrealized gain/(loss)	(2.32)	4.89
Total from investment operations	(2.22)	5.02

DISTRIBUTIONS:
From net investment income	(0.89)	(0.77)
From net realized gains	(0.02)	–
Total distributions	(0.91)	(0.77)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	(3.13)	4.25
Net asset value, end of year	$11.12	$14.25

TOTAL RETURN(d)	(15.53)%	51.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$83,497	$73,630
Ratio of net investment income to average net assets	0.82%	1.19%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.33%	2.04%(e)
Portfolio turnover rate(f)	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Jefferies Asset Management Cayman Trust (wholly owned subsidiary), exclusive of the subsidiary’s management fee.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

60  |  April 30, 2012

RiverFront Global Allocation Series

Management Commentary	April 30, 2012 (Unaudited)

As we close the books on another year and look back over the prior 12 months, it is difficult to believe that the S&P 500i is sitting at roughly the same level as this time last year. After the third quarter of 2011, one of the worst in 40 years, investors were skeptical as to the prospects of the market returning to health as they knew it. By the time of transition into 2012, all the gyrations seemed forgotten and market conditions seemed to have returned to a more “normal” state – if you believe that up is normal. More recently, however, economic data in the US seems less robust, and fears of financial crisis in Europe are growing again.

Global equity markets opened both 2010 and 2011 with powerful rallies, but subsequently fell by 16% and 24%, respectively, bearing out the market adage “sell in May and go away.” Global equities could potentially be following a similar pattern in 2012, with an 11% gain in the first quarter. However, while we think markets appear due for a pullback or a consolidation, improving monetary policies and economic fundamentals should limit any decline to a normal correction within an upward trending market, in our view. Consequently we have prepared our portfolios for potential market volatility by raising the quality of our equity holdings and raising modest amounts of cash, in contrast to the much more defensive cash and long bond strategies pursued in 2010 and 2011.

After bottoming last October, the S&P 500 rose 28% with no major pullbacks for six straight months; many developed and emerging markets performed similarly. Typical of such market rallies, investor sentiment reached optimistic extremes, as measured by various market indicators, including the Ned Davis Research Crowd Sentiment Poll. When investor expectations are extremely optimistic, markets are typically more vulnerable to disappointments in economic or earnings data. Thus any bad news – e.g., rising gasoline prices, fears of a China hard landing, trouble with Iran, disappointing deficit figures from Spain – take on added significance and could act as a catalyst for a market decline.

This year is different

We see three primary fears as catalysts for the global equity market declines of 2010 and 2011:

1.	A European “Lehman Brothers” would prompt another global financial crisis.
2.	The US would slide back into recession.
3.	Tightening monetary policy in emerging markets, especially China, would cause these key engines of global growth to slow.

Policy changes and improving economic fundamentals have reduced the odds of any of these events, in our view; therefore, we think any 2012 correction is unlikely to match the declines of 2010 and 2011.

Risk of a “European Lehman Brothers” has been largely eliminated

The European debt crisis has loomed over financial markets for most of the past two years. By the summer of 2011, there was a run on the European banking system and a real risk that a major European bank could fail. Such a failure could have triggered another “Lehman Brothers” crisis in global financial markets. The European Central Bank (ECB) and European policymakers seemed incapable of forcefully addressing the problem until the October leadership change at the ECB.

As Greece spiraled toward default in 2011, US money market funds pulled billions of dollars out of European banks they considered to be vulnerable to Greek losses. Rather than help ease this funding crisis, the ECB raised interest rates and drained reserves from European banks throughout much of 2011. With their cash reserves being squeezed from both directions, European banks had little choice but to sell assets (mostly sovereign bondsii) in order to meet depositor demands for cash. Dumping large blocks of Spanish and Italian bonds caused sharp drops in the price of these bonds. Plunging sovereign bond prices only intensified the fears of money market funds and other large institutional depositors, causing them to pull even more money out of European banks, forcing still more bonds sales, and a downward spiral in prices.

This spiral halted in October when Mario Draghi assumed the Presidency of the ECB. He immediately reversed the interest rate increases of his predecessor and introduced the long-term refinancing program (LTRO) within a few weeks. Under LTRO, the ECB has lent more than €1 trillion to European banks for three years at a 1% interest rate. This significant injection of liquidity enabled banks to meet depositor outflow without further asset sales, thus stabilizing the European banking system.

US consumers’ debt burdens are back to normal

We believe that the crippling debt load taken on by US consumers during the early 2000s was a primary cause of the 2008/2009 Great Recession. Debt payments as a percentage of take-home pay had soared to record levels by 2008. These debt burdens left little room for losing a job or taking a cut in pay, especially since many borrowers expected to repay debt through rising home prices rather than from monthly paychecks. Collapsing house prices and soaring unemployment transformed most Americans from free spending consumers to frugal survivors. Since consumer spending accounts for more than 70% of the economy, this transition pushed the US even deeper into recession.

In the ensuing four years, Fed policy has resulted in record low mortgage rates, allowing homeowners who can afford their homes and who have positive equity to reduce their debt payments by refinancing their mortgage. A record number of homeowners who cannot afford their homes, or who owe more than their house is worth, have defaulted on their mortgages; nothing improves household cash flow faster than not making a mortgage payment. Finally, car sales plunged from an annual average of more than 15 million in 2007 to as low as 9 million. Since cars are typically financed with a four- or five-year note, a large number of car loans have been paid off in recent years.

The combined impact of these developments has lowered consumer debt payments as a percent of income to the low levels reached at the end of the 1982 and 1990 recessions. These low debt levels formed the foundation for strong consumer spending recoveries following those earlier recessions. Recent retail sales and car sales data suggest that reduced payment burdens are beginning to prompt renewed consumer spending. Although high gas prices could threaten this consumer spending recovery, we believe that

61  |  April 30, 2012

RiverFront Global Allocation Series

Management Commentary	April 30, 2012 (Unaudited)

low debt burdens, improving job security, and a sharp decline in miles driven (possibly a side benefit of Internet shopping) will help mitigate the impact of rising fuel costs.

Emerging market policymakers move from brake to accelerator

As emerging markets become an ever larger force in the global economy, their monetary policies have a growing impact on global financial markets. For most of the past two years, the central banks of China, India, and Brazil, along with most other developing economies, fought rising inflationary pressures with tighter monetary policy and higher interest rates. In contrast to the Fed’s consistent zero percent interest rate policy, developing economy central banks aggressively raised interest rates throughout 2010 and much of 2011. This created significant headwinds for global financial markets and raised fears that policymakers might tighten too much and prompt renewed global recession. China was a particular concern given the magnitude of its speculative real estate bubble and the potential for that bubble to collapse with unforeseen consequences.

Developing economies adopted more accommodative monetary policy in late 2011, which accelerated in early 2012. Lower rates and improved liquidity create a healthier environment for economic growth in these economies, and provide additional support for global financial markets. Concerns remain over whether China will ease quickly and aggressively enough to avoid a debilitating economic slowdown. However, we believe that China has ample tools with which to stimulate growth and will not risk the political unrest a hard landing could unleash.

Investment Implications

In the summers of 2010 and 2011, RiverFront responded to deteriorating fundamentals and technicals in equity markets by raising as much as 30% cash and purchasing 30-year Treasury bonds. As many of the headwinds of the past two years have transformed into tailwinds, we do not currently believe that such aggressive risk management will be required in 2012. Instead, we have addressed the potential pullback risks by shifting an increasing amount of assets into high-quality US stocks with strong balance sheets and a history of dividend increases. Such stocks have underperformed in the sharp run up of the first quarter of 2012 but will likely outperform if equity markets experience a correction, in our view.

The RiverFront Asset Allocation portfolios, both balanced and growth, are well diversified across all these asset classes such that they kept pace or outperformed their strategic benchmarks during the quarter. While strong markets generally make for happy investors, the questions on everyone’s mind now center around sustainability of these positive market conditions. We believe improving monetary policies and economic fundamentals should limit any pullback. We have prepared our portfolios for potential market volatility by raising the quality of our equity holdings and adding to cash, with levels varying depending on the strategy. However, a number of factors lead us to believe that this year will be different when compared to 2010 and 2011 as it relates to market volatility, particularly to the downside. These include improving economic conditions in the US, stability in Europe (even against the backdrop of a recession there), and more accommodative stance on the part of emerging markets policy makers.

Fund Review

To reiterate, while diversificationiii was a hindrance last year, it was helpful to all our strategies in the first part of 2012. Specifically, the RiverFront strategies were helped by exposure to US small cap as well as emerging markets equities early in the year. Domestically, individual stock selection in the Consumer Discretionary and Technology sectors was a positive contributor. Additionally, being overweight emerging markets as well as our bias towards small cap in those markets worked to our advantage. As we have moved further into the year, global markets have suffered a pullback which has impacted performance. We continue to believe there is value in both developed international and emerging markets equities. So while we have lowered our exposure to each category across the board with the change in momentum, we will look for opportunities to reinvest cash into these asset classes.

One of the detractors to performance for the growth strategies was our quality bias. Our Price Matters® frameworkiv continues to show the relative attractiveness of large cap, dividend-paying stocks. While they had positive performance during the period, dividend-paying stocks did lag the broader S&P 500. While we had positive stock selection within Information Technology, being underweight hurt performance slightly. An additional negative for the strategy was our overweight to Energy. We have subsequently reduced our exposure to Energy to neutral to underweight depending on the strategy.

Our balanced strategies have lagged their benchmark during the period, primarily due to our selection within fixed income as well as maintaining exposure to global markets. Within fixed income, we continued to prefer high yield over traditional fixed income. However, being underweight Treasuries continues to hinder performance. We are maintaining this underweight given our concerns about the impact of financial repression on bond investors. Historically, the policy of deliberately depressing interest rates has typically resulted in poor returns for bond investors net of the impact of inflation. Consequently, we have focused on dividend paying equities and high yield to generate income. We will continue to work to devise asset allocation strategies to build in protection from the long term erosion in portfolio value caused by financial repression.

[i]

The Standard & Poor’s (S&P) 500 Index measures the performance of 500 large cap stocks, which together represent about 75% of the total US equities market. It is not possible to invest directly in an index.

ii	A sovereign bond is a debt security issued by a
national government and denominated in a foreign currency. The foreign currency used will most likely be a hard currency, and may represent significantly more risk to the bondholder.
iii	Diversification does not eliminate the risk of experiencing investment losses.
iv	RiverFront’s Price Matters® discipline compares inflation-adjusted current prices relative to their long-term trend to help identify extremes in valuation.

62  |  April 30, 2012

RiverFront Global Growth Fund

Performance Update	April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI replaced the S&P 500® Index as the Fund’s primary index because it better reflects the Fund’s portfolio. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes.

Average Annual Total Returns (as of April 30, 2012)

	1 Year	Since Inception ^	Total Expense Ratio	What you Pay *
Class A (NAV)[1]	-7.51%	12.07%	1.58%	1.15%
Class A (MOP)[2]	-12.59%	10.28%
Class C (NAV)[1]	-8.22%	11.24%	2.33%	1.90%
Class C (CDSC)[2]	-9.07%	11.24%
Class I	-7.31%	12.35%	1.30%	0.90%
Class L (NAV)1, [3]	-7.31%	12.31%	1.28%	0.90%
Investor (NAV)[2]	-7.47%	12.01%	1.53%	1.15%
S&P 500® Total Return Index[4]	4.76%	14.49%
MSCI All Country World Index[5]	-5.73%	14.92%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% on Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance data does not reflect the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call (866) 759-5679.

The Class A, C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

63  |  April 30, 2012

RiverFront Global Growth Fund

Performance Update	April 30, 2012 (Unaudited)

The Investor Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

[1]	Net Asset Value (NAV) is the share price without sales charges.

[2]	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%; Class C returns include the 1.00% CDSC.

[3]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.

[4]

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[5]

The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes.

^	Fund inception date of October 28, 2008.

*	What You Pay reflects the Adviser’s and Sub-Adviser’s decision to contractually limit expenses through December 31, 2012. Please see the prospectus for additional information.

Top Ten Holdings (as a % of Net Assets) †
Vanguard MSCI Emerging Markets ETF	7.93%
iShares® S&P® SmallCap 600 Index Fund	5.96%
SPDR® Dow Jones REIT ETF	5.71%
Vanguard Dividend Appreciation ETF	5.27%
Vanguard MSCI EAFE ETF	4.43%
iShares® MSCI Emerging Markets Index Fund	3.15%
iShares® MSCI United Kingdom Index Fund	2.95%
db-X MSCI EAFE Currency-Hedged Equity Fund	2.75%
iShares® Dow Jones US Energy Sector Index Fund	2.75%
iShares® MSCI Germany Index Fund	2.53%
Top Ten Holdings	43.43%

† Holdings are subject to change.

Portfolio Composition (as a % of Net Assets)

64  |  April 30, 2012

RiverFront Dynamic Equity Income Fund

Performance Update	April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI replaced the S&P 500® Index as the Fund’s primary index because it better reflects the Fund’s portfolio. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes.

Average Annual Total Returns (as of April 30, 2012)

	1 Year	Since Inception ^	Total Expense Ratio	What you Pay *
Class A (NAV)[1]	-2.80%	8.18%	2.46%	1.59%
Class A (MOP)[2]	-8.12%	4.47%
Class C (NAV)[1]	-3.60%	7.32%	3.39%	2.34%
Class C (CDSC)[2]	-4.55%	7.32%
Class I	-2.58%	8.43%	2.73%	1.34%
MSCI All Country World Index[3]	-5.73%	8.37%
70% ACWI and 30% Barclays US Aggregate[3,4]	-1.53%	7.88%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% on Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance data does not reflect the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call (866) 759-5679.

[1]	Net Asset Value (NAV) is the share price without sales charges.
[2]	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%; Class C returns include the 1.00% CDSC.

65  |  April 30, 2012

RiverFront Dynamic Equity Income Fund

Performance Update	April 30, 2012 (Unaudited)

[3]

The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes.

[4]

An unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Adviser’s and Sub-Adviser’s decision to contractually limit expenses through August 31, 2013. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

Top Ten Holdings (as a % of Net Assets) †

SPDR® Barclays Capital High Yield Bond ETF	10.72%
Vanguard Dividend Appreciation ETF	7.17%
WisdomTree LargeCap Dividend Fund	5.42%
iShares® iBoxx $ High Yield Corporate Bond Fund	4.83%
Vanguard MSCI Emerging Markets ETF	3.88%
iShares® MSCI Germany Index Fund	3.43%
iShares® MSCI Pacific ex-Japan Index Fund	3.36%
SPDR® Dow Jones REIT ETF	3.15%
Chevron Corp.	2.49%
WisdomTree Emerging Markets Small-Cap Dividend Fund	2.42%
Top Ten Holdings	46.87%

†	Holdings are subject to change.

Portfolio Composition (as a % of Net Assets)

66  |  April 30, 2012

RiverFront Global Allocation Fund

Performance Update	April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI replaced the S&P 500® Index as the Fund’s primary index because it better reflects the Fund’s portfolio. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes.

Average Annual Total Returns (as of April 30, 2012)

	1 Year	Since Inception ^	Total Expense Ratio	What you Pay *
Class A (NAV)[1]	-6.18%	5.56%	3.31%	1.61%
Class A (MOP)[2]	-11.35%	2.20%
Class C (NAV)[1]	-6.86%	4.81%	3.52%	2.36%
Class C (CDSC)[2]	-7.79%	4.81%
Class I	-5.86%	5.81%	4.99%	1.36%
MSCI All Country World Index[3]	-5.73%	8.37%
80% ACWI and 20% Barclays US Aggregate[3,4]	-2.91%	8.08%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% on Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance data does not reflect the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call (866) 759-5679.

[1]	Net Asset Value (NAV) is the share price without sales charges.
[2]	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%; Class C returns include the 1.00% CDSC.

67  |  April 30, 2012

RiverFront Global Allocation Fund

Performance Update	April 30, 2012 (Unaudited)

[3]

The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country 4 indices. The index includes reinvestment of dividends, net of foreign withholding taxes.

[4]

An unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Adviser’s and Sub-Adviser’s decision to contractually limit expenses through August 31, 2013. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

Top Ten Holdings (as a % of Net Assets) †

Vanguard Dividend Appreciation ETF	9.24%
Vanguard MSCI Emerging Markets ETF	5.82%
SPDR® Barclays Capital High Yield Bond ETF	5.44%
iShares® S&P® SmallCap 600 Index Fund	5.06%
SPDR® Dow Jones REIT ETF	4.22%
iShares® MSCI United Kingdom Index Fund	2.98%
iShares® Dow Jones US Energy Sector Index Fund	2.79%
Vanguard Short-Term Corporate Bond ETF	2.39%
WisdomTree Emerging Markets Small-Cap Dividend Fund	2.31%
WisdomTree LargeCap Dividend Fund	2.29%
Top Ten Holdings	42.54%

† Holdings are subject to change.

Portfolio Composition (as a % of Net Assets)

68  |  April 30, 2012

RiverFront Moderate Growth & Income Fund

Performance Update	April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI replaced the S&P 500® Index as the Fund’s primary index because it better reflects the Fund’s portfolio. The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes.

Average Annual Total Returns (as of April 30, 2012)

	1 Year	Since Inception ^	Total Expense Ratio	What you Pay *
Class A (NAV)[1]	0.55%	6.89%	1.92%	1.58%
Class A (MOP)[2]	-4.94%	3.49%
Class C (NAV)[1]	-0.37%	6.08%	2.82%	2.33%
Class C (CDSC)[2]	-1.35%	6.08%
Class I	0.71%	7.11%	1.83%	1.33%
S&P 500® Total Return Index[3]	4.76%	15.61%
50% S&P 500® and 50% Barclays US Aggregate[3,4]	6.52%	10.82%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a maximum Contingent Deferred Sales Charge (“CDSC”) of 1.00% on Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Performance data does not reflect the CDSC, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call (866) 759-5679.

[1]	Net Asset Value (NAV) is the share price without sales charges.

69  |  April 30, 2012

RiverFront Moderate Growth & Income Fund

Performance Update	April 30, 2012 (Unaudited)

[2]	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%; Class C returns include the 1.00% CDSC.
[3]

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[4]

An unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Adviser’s and Sub-Adviser’s decision to contractually limit expenses through August 31, 2013. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

Top Ten Holdings (as a % of Net Assets) †

SPDR® Barclays Capital High Yield Bond ETF	11.26%
Vanguard Short-Term Corporate Bond ETF	7.68%
PowerShares Fundamental High Yield Corporate Bond Portfolio	5.49%
Vanguard Dividend Appreciation ETF	4.61%
SPDR® Dow Jones REIT ETF	4.25%
iShares® JPMorgan USD Emerging Markets Bond Fund	3.99%
iShares® MSCI Emerging Markets Index Fund	3.40%
iShares® iBoxx $ High Yield Corporate Bond Fund	2.95%
JPMorgan Alerian MLP Index ETN	2.58%
iShares® MSCI Germany Index Fund	2.55%
Top Ten Holdings	48.76%

†	Holdings are subject to change.

Portfolio Composition (as a % of Net Assets)

70  |  April 30, 2012

RiverFront Global Growth Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (31.02%)
Basic Materials (0.63%)
Forest Products & Paper (0.63%)
MeadWestvaco Corp.	10,449	$332,487

TOTAL BASIC MATERIALS		332,487

Communications (4.04%)
Internet (0.91%)
VeriSign, Inc.	11,676	480,001

Media (0.76%)
Scripps Networks Interactive, Inc.	8,009	402,212

Telecommunications (2.37%)
Anixter International, Inc.(a)	6,891	472,585
BCE, Inc.	8,154	330,481
QUALCOMM, Inc.	7,119	454,477

		1,257,543

TOTAL COMMUNICATIONS		2,139,756

Consumer Staples (0.68%)
Food & Staples Retailing (0.68%)
Wal-Mart Stores, Inc.	6,085	358,467

TOTAL CONSUMER STAPLES		358,467

Consumer, Cyclical (4.53%)
Hotels, Restaurants & Leisure (0.76%)
Penn National Gaming, Inc.(a)	8,962	403,111

Leisure Equipment & Products (0.70%)
Hasbro, Inc.	10,126	372,029

Multiline Retail (0.41%)
Dollar Tree, Inc.(a)	2,144	217,959

Retail (2.66%)
Cracker Barrel Old Country Store, Inc.	5,292	304,396
Family Dollar Stores, Inc.	5,116	345,586
McDonald’s Corp.	4,298	418,840
Nordstrom, Inc.	6,072	339,182

		1,408,004

TOTAL CONSUMER, CYCLICAL		2,401,103

Consumer, Non-cyclical (3.55%)
Commercial Services (0.99%)
Moody’s Corp.	5,086	208,272

	Shares	Value (Note 2)
Commercial Services (continued)
Sotheby’s	8,029	$315,700

		523,972

Health Care Products (0.80%)
Hologic, Inc.(a)	22,153	423,566

Pharmaceuticals (1.76%)
Merck & Co., Inc.	9,354	367,051
Pfizer, Inc.	24,825	569,237

		936,288

TOTAL CONSUMER, NON-CYCLICAL		1,883,826

Energy (3.70%)
Energy Equipment & Services (0.54%)
Superior Energy Services, Inc.(a)	10,644	286,536

Oil & Gas (2.63%)
Chevron Corp.	6,305	671,861
ConocoPhillips	4,805	344,182
Exxon Mobil Corp.	4,334	374,198

		1,390,241

Oil & Gas Services (0.53%)
Oil States International, Inc.(a)	3,535	281,315

TOTAL ENERGY		1,958,092

Financials (4.46%)
Banks (2.82%)
East West Bancorp, Inc.	20,186	459,635
JPMorgan Chase & Co.	9,649	414,714
PNC Financial Services Group, Inc.	9,345	619,761

		1,494,110

Diversified Financial Services (0.78%)
American Express Co.	6,844	412,077

Insurance (0.86%)
HCC Insurance Holdings, Inc.	14,370	459,265

TOTAL FINANCIALS		2,365,452

Industrials (5.22%)
Aerospace & Defense (0.49%)
L-3 Communications Holdings, Inc.	3,553	261,288

Containers & Packaging (1.19%)
Ball Corp.	15,088	630,075

71  |  April 30, 2012

RiverFront Global Growth Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
Hand & Machine Tools (0.67%)
Snap-on, Inc.	5,641	$352,788

Machinery, Construction & Mining (0.59%)
Caterpillar, Inc.	3,055	313,962

Machinery-Diversified (0.62%)
Cummins, Inc.	2,819	326,525

Miscellaneous Manufacturing (1.66%)
General Electric Co.	33,916	664,075
SPX Corp.	2,809	215,675

		879,750

TOTAL INDUSTRIALS		2,764,388

Technology (4.21%)
Computers & Peripherals (2.26%)
Apple, Inc.(a)	772	451,033
International Business Machines Corp.	2,021	418,509
Synopsys, Inc.(a)	10,895	326,959

		1,196,501

Semiconductors & Semiconductor Equipment (0.62%)
Microchip Technology, Inc.	9,348	330,358

Software (1.33%)
Microsoft Corp.	21,964	703,287

TOTAL TECHNOLOGY		2,230,146

TOTAL COMMON STOCKS (Cost $13,141,031)		16,433,717

EXCHANGE TRADED FUNDS (65.76%)
Aggressive Growth (5.27%)
Vanguard Dividend Appreciation ETF	47,869	2,793,156

Commodity (1.01%)
SPDR® Gold Shares(a)	3,298	533,880

Emerging Markets (11.08%)
iShares® MSCI Emerging Markets Index Fund	39,518	1,667,660
Vanguard MSCI Emerging Markets ETF	98,774	4,200,858

		5,868,518

	Shares	Value (Note 2)
Equity (39.69%)
Consumer Discretionary Select Sector SPDR® Fund(b)	17,524	$799,270
db-X MSCI EAFE Currency-Hedged Equity Fund	61,572	1,454,946
Global X FTSE ASEAN 40 ETF	32,686	530,337
Health Care Select Sector SPDR® Fund(b)	14,866	557,624
iShares® Dow Jones U.S. Energy Sector Index Fund	35,464	1,454,379
iShares® MSCI ACWI Index Fund	24,628	988,322
iShares® MSCI Germany Index Fund	59,372	1,338,245
iShares® MSCI Japan Index Fund	84,786	825,816
iShares® MSCI Pacific ex-Japan Index Fund	20,823	918,294
iShares® MSCI United Kingdom Index Fund	89,081	1,563,371
iShares® Russell Microcap Index Fund	10,164	513,485
iShares® S&P® Latin America 40 Index Fund	10,942	500,487
iShares® S&P® SmallCap 600 Index Fund	41,964	3,158,630
PowerShares International
Dividend Achievers Portfolio	70,905	1,089,101
PowerShares S&P® SmallCap Health Care Portfolio	11,600	402,752
SPDR® Dow Jones REIT ETF	41,465	3,026,116
Vanguard Consumer Staples ETF	8,111	701,358
WisdomTree Emerging Markets Small-Cap Dividend Fund	25,268	1,202,251

		21,024,784

Growth (1.86%)
Wilshire Micro-Cap ETF	54,997	986,646

International Equity (4.91%)
iShares® MSCI Canada Index Fund	8,951	253,850
Vanguard MSCI EAFE ETF	70,571	2,344,369

		2,598,219

Micro-Cap (1.00%)
First Trust Dow Jones Select Micro-Cap Index Fund	23,985	528,390

72  |  April 30, 2012

RiverFront Global Growth Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)

Technology (0.94%)
Vanguard Information Technology Index ETF	6,864	$499,013

TOTAL EXCHANGE TRADED FUNDS (Cost $31,636,976)		34,832,606

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.30%)
Money Market Fund (3.30%)
Dreyfus Cash Management Fund, Institutional Class	0.062%	1,747,616	1,747,616

TOTAL SHORT TERM INVESTMENTS (Cost $1,747,616)			1,747,616

TOTAL INVESTMENTS (100.08%) (Cost $46,525,623)			$53,013,939

Liabilities In Excess Of Other Assets (-0.08%)			(44,565)

NET ASSETS (100.00%)			$52,969,374

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 8 to Financial Statements.

Common Abbreviations:

ACWI - All Country World Index.

ASEAN - Association of Southeast Asian Nations.

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements. 73 | April 30, 2012

RiverFront Dynamic Equity Income Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (31.43%)
Basic Materials (1.16%)
Forest Products & Paper (1.16%)
MeadWestvaco Corp.	10,137	$322,559

TOTAL BASIC MATERIALS		322,559

Communications (3.19%)
Telecommunications (3.19%)
BCE, Inc.	9,037	366,269
QUALCOMM, Inc.	8,113	517,934

		884,203

TOTAL COMMUNICATIONS		884,203

Consumer Staples (1.22%)
Retail (1.22%)
Wal-Mart Stores, Inc.	5,737	337,967

TOTAL CONSUMER STAPLES		337,967

Consumer, Cyclical (4.54%)
Retail (3.21%)
McDonald’s Corp.	5,593	545,038
Nordstrom, Inc.	2,979	166,407
Tiffany & Co.	2,619	179,296

		890,741

Toys, Games & Hobbies (1.33%)
Hasbro, Inc.	10,063	369,715

TOTAL CONSUMER, CYCLICAL		1,260,456

Consumer, Non-cyclical (4.49%)
Commercial Services (1.42%)
Moody’s Corp.	9,618	393,857

Pharmaceuticals (3.07%)
Merck & Co., Inc.	8,243	323,455
Pfizer, Inc.	22,978	526,886

		850,341

TOTAL CONSUMER, NON-CYCLICAL		1,244,198

Energy (3.67%)
Oil & Gas (3.67%)
Chevron Corp.	6,470	689,443
ConocoPhillips	4,579	327,994

		1,017,437

TOTAL ENERGY		1,017,437

	Shares	Value (Note 2)
Financials (4.99%)
Banks (3.17%)
JPMorgan Chase & Co.	8,130	$349,428
PNC Financial Services Group, Inc.	7,979	529,167

		878,595

Diversified Financial Services (1.82%)
American Express Co.	8,381	504,620

TOTAL FINANCIALS		1,383,215

Industrials (3.27%)
Machinery-Diversified (1.32%)
Cummins, Inc.	3,165	366,602

Miscellaneous Manufacturing (1.95%)
General Electric Co.	27,652	541,426

TOTAL INDUSTRIALS		908,028

Technology (4.90%)
Computers (2.78%)
Apple, Inc.(a)	744	434,675
International Business Machines Corp.	1,628	337,126

		771,801

Software (2.12%)
Microsoft Corp.	18,364	588,015

TOTAL TECHNOLOGY		1,359,816

TOTAL COMMON STOCKS (Cost $7,491,859)		8,717,879

EXCHANGE TRADED FUNDS (61.77%)
Aggressive Growth (12.59%)
Vanguard Dividend Appreciation ETF	34,074	1,988,218
WisdomTree LargeCap Dividend Fund	28,413	1,504,468

		3,492,686

Commodity (0.98%)
SPDR® Gold Shares(a)	1,676	271,311

Consumer Staples (1.63%)
Vanguard Consumer Staples ETF	5,222	451,546

74 | April 30, 2012

RiverFront Dynamic Equity Income Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
Debt (6.34%)
iShares® iBoxx $ High Yield Corporate Bond Fund	14,683	$1,339,089
iShares® JPMorgan USD Emerging Markets Bond Fund	3,680	420,514

		1,759,603

Emerging Market Equity (6.31%)
Vanguard MSCI Emerging Markets ETF	25,338	1,077,625
WisdomTree Emerging Markets Small-Cap Dividend Fund	14,130	672,306

		1,749,931

Equity (18.91%)
Global X FTSE ASEAN 40 ETF	16,537	268,316
Health Care Select Sector SPDR® Fund(b)	15,042	564,225
iShares® MSCI Emerging Markets Index Fund	10,249	432,508
iShares® MSCI Germany Index Fund	42,209	951,391
iShares® MSCI Pacific ex-Japan Index Fund	21,127	931,701
PowerShares International Dividend Achievers Portfolio	39,091	600,438
SPDR® Dow Jones REIT ETF	11,965	873,205
Utilities Select Sector SPDR® Fund(b)	17,503	624,157

		5,245,941

Fixed Income / High Yield (10.72%)
SPDR® Barclays Capital High Yield Bond ETF	74,870	2,974,585

International Equity (2.20%)
iShares® MSCI United Kingdom Index Fund	34,726	609,441

Real Estate Investment Trusts (2.09%)
iShares® Dow Jones U.S. Real Estate Index Fund	9,084	580,559

TOTAL EXCHANGE TRADED FUNDS (Cost $16,490,794)		17,135,603

EXCHANGE TRADED NOTES (2.84%)
Master Limited Partnerships (MLPs) (2.84%)
JPMorgan Alerian MLP Index ETN	11,172	446,992

		Shares	Value (Note 2)
Master Limited Partnerships (MLPs) (continued)
UBS E-TRACS Alerian MLP Infrastructure ETN		10,170	$341,407

			788,399

TOTAL EXCHANGE TRADED NOTES (Cost $720,893)			788,399

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.84%)
Money Market Fund (4.84%)
Dreyfus Cash Management Fund, Institutional Class	0.062%	1,343,990	1,343,990

TOTAL SHORT TERM INVESTMENTS (Cost $1,343,990)			1,343,990

TOTAL INVESTMENTS (100.88%) (Cost $26,047,536)			$27,985,871

Liabilities In Excess Of Other Assets (-0.88%)			(245,366)

NET ASSETS (100.00%)			$27,740,505

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 8 to Financial Statements.

Common Abbreviations:

ASEAN - Association of Southeast Asian Nations.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

FTSE - Financial Times and the London Stock Exchange.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

75 | April 30, 2012

RiverFront Global Allocation Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (26.46%)
Basic Materials (0.65%)
Forest Products & Paper (0.65%)
MeadWestvaco Corp.	3,942	$125,434

TOTAL BASIC MATERIALS		125,434

Communications (3.43%)
Internet (0.67%)
VeriSign, Inc.	3,153	129,620

Media (0.61%)
Scripps Networks Interactive, Inc.	2,320	116,511

Telecommunications (2.15%)
Anixter International, Inc.(a)	1,910	130,988
BCE, Inc.	2,676	108,458
QUALCOMM, Inc.	2,711	173,070

		412,516

TOTAL COMMUNICATIONS		658,647

Consumer Staples (0.62%)
Retail (0.62%)
Wal-Mart Stores, Inc.	2,009	118,350

TOTAL CONSUMER STAPLES		118,350

Consumer, Cyclical (3.76%)
Entertainment (0.62%)
Penn National Gaming, Inc.(a)	2,648	119,107

Retail (2.62%)
Cracker Barrel Old Country Store, Inc.	1,473	84,727
Dollar Tree, Inc.(a)	603	61,301
Family Dollar Stores, Inc.	1,404	94,840
McDonald’s Corp.	1,371	133,604
Nordstrom, Inc.	2,275	127,081

		501,553

Toys, Games & Hobbies (0.52%)
Hasbro, Inc.	2,740	100,668

TOTAL CONSUMER, CYCLICAL		721,328

Consumer, Non-cyclical (3.17%)
Commercial Services (0.91%)
Moody’s Corp.	1,908	78,132
Sotheby’s	2,437	95,823

		173,955

	Shares	Value (Note 2)
Health Care Products (0.59%)
Hologic, Inc.(a)	5,954	$113,841

Pharmaceuticals (1.67%)
Merck & Co., Inc.	2,715	106,537
Pfizer, Inc.	9,293	213,088

		319,625

TOTAL CONSUMER, NON-CYCLICAL		607,421

Energy (3.45%)
Oil & Gas (2.68%)
Chevron Corp.	2,444	260,433
ConocoPhillips	1,605	114,966
Exxon Mobil Corp.	1,606	138,662

		514,061

Oil & Gas Services (0.77%)
Oil States International, Inc.(a)	937	74,566
Superior Energy Services, Inc.(a)	2,738	73,707

		148,273

TOTAL ENERGY		662,334

Financials (3.53%)
Banks (2.26%)
East West Bancorp, Inc.	5,442	123,914
JPMorgan Chase & Co.	3,081	132,422
PNC Financial Services Group, Inc.	2,671	177,141

		433,477

Diversified Financial Services (0.69%)
American Express Co.	2,206	132,823

Insurance (0.58%)
HCC Insurance Holdings, Inc.	3,450	110,262

TOTAL FINANCIALS		676,562

Industrials (4.23%)
Aerospace & Defense (0.34%)
L-3 Communications Holdings, Inc.	893	65,671

Hand & Machine Tools (0.48%)
Snap-on, Inc.	1,472	92,059

Machinery, Construction & Mining (0.63%)
Caterpillar, Inc.	1,175	120,755

Machinery-Diversified (0.57%)
Cummins, Inc.	938	108,649

76 | April 30, 2012

RiverFront Global Allocation Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
Miscellaneous Manufacturing (1.30%)
General Electric Co.	9,335	$182,779
SPX Corp.	870	66,799

		249,578

Packaging & Containers (0.91%)
Ball Corp.	4,161	173,763

TOTAL INDUSTRIALS		810,475

Technology (3.62%)
Computers (1.64%)
Apple, Inc.(a)	335	195,720
International Business Machines Corp.	569	117,829

		313,549

Computers & Peripherals (0.48%)
Synopsys, Inc.(a)	3,083	92,521

Semiconductors (0.47%)
Microchip Technology, Inc.	2,574	90,965

Software (1.03%)
Microsoft Corp.	6,186	198,076

TOTAL TECHNOLOGY		695,111

TOTAL COMMON STOCKS (Cost $4,349,333)		5,075,662

EXCHANGE TRADED FUNDS (69.28%)
Aggressive Growth (11.53%)
Vanguard Dividend Appreciation ETF	30,385	1,772,965
WisdomTree LargeCap Dividend Fund	8,296	439,273

		2,212,238

Commodity (0.99%)
SPDR® Gold Shares(a)	1,170	189,400

Debt (1.99%)
iShares® iBoxx $ High Yield Corporate Bond Fund	2,041	186,139
iShares® JPMorgan USD Emerging Markets Bond Fund	1,706	194,945
		381,084

Emerging Market Equity (8.10%)
iShares® MSCI Emerging Markets Index Fund	10,336	436,179

	Shares	Value (Note 2)
Emerging Market Equity (continued)
Vanguard MSCI Emerging Markets ETF	26,251	$1,116,455

		1,552,634

Equity (31.94%)
Consumer Discretionary Select Sector SPDR® Fund(b)	5,993	273,341
db-X MSCI EAFE Currency-Hedged Equity Fund	15,213	359,483
Global X FTSE ASEAN 40 ETF	11,825	191,863
Health Care Select Sector SPDR® Fund(b)	5,588	209,606
iShares® Dow Jones U.S. Energy Sector Index Fund	13,024	534,114
iShares® MSCI ACWI ex US Index Fund	8,897	357,037
iShares® MSCI Germany Index Fund	16,495	371,797
iShares® MSCI Japan Index Fund	30,883	300,800
iShares® MSCI Pacific ex-Japan Index Fund	5,655	249,386
iShares® Russell Microcap Index Fund	6,491	327,925
iShares® S&P® Latin America 40 Index Fund	2,975	136,077
iShares® S&P® SmallCap 600 Index Fund	12,884	969,779
PowerShares International Dividend Achievers Portfolio	18,634	286,218
PowerShares S&P® SmallCap Health Care Portfolio	3,179	110,375
SPDR® Dow Jones REIT ETF	11,078	808,472
Vanguard Consumer Staples ETF	2,275	196,719
WisdomTree Emerging Markets Small-Cap Dividend Fund	9,300	442,494

		6,125,486

Fixed Income / Corporate Bonds (2.39%)
Vanguard Short-Term Corporate Bond ETF	5,789	458,605

Fixed Income / High Yield (7.03%)
PowerShares Fundamental High Yield Corporate Bond Portfolio	16,295	305,531
SPDR® Barclays Capital High Yield Bond ETF	26,255	1,043,111

		1,348,642

International Equity (4.45%)
iShares® MSCI Canada Index Fund	3,213	91,121
iShares® MSCI United Kingdom Index Fund	32,553	571,305

77 | April 30, 2012

RiverFront Global Allocation Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
International Equity (continued)
Vanguard MSCI EAFE ETF	5,726	$190,218

		852,644

Technology (0.86%)
Vanguard Information Technology ETF	2,275	165,392

TOTAL EXCHANGE TRADED FUNDS (Cost $12,754,167)		13,286,125

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.76%)
Money Market Fund (3.76%)
Dreyfus Cash Management Fund, Institutional Class	0.062%	720,444	720,444

TOTAL SHORT TERM INVESTMENTS (Cost $720,444)			720,444

TOTAL INVESTMENTS (99.50%) (Cost $17,823,944)			$19,082,231

Other Assets In Excess Of Liabilities (0.50%)			95,889

NET ASSETS (100.00%)			$19,178,120

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 8 to Financial Statements.

Common Abbreviations:

ASEAN - Association of Southeast Asian Nations.

ACWI - All Country World Index.

EAFE - Europe, Australia, and Far East.

ETF - Exchange Traded Fund.

FTSE - Financial Times and the London Stock Exchange.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

78  |  April 30, 2012

RiverFront Moderate Growth & Income Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (26.11%)
Basic Materials (0.96%)
Forest Products & Paper (0.96%)
MeadWestvaco Corp.	22,061	$701,981

TOTAL BASIC MATERIALS		701,981

Communications (2.86%)
Telecommunications (2.86%)
BCE, Inc.	22,606	916,221
QUALCOMM, Inc.	18,196	1,161,633

		2,077,854

TOTAL COMMUNICATIONS		2,077,854

Consumer Staples (1.04%)
Retail (1.04%)
Wal-Mart Stores, Inc.	12,812	754,755

TOTAL CONSUMER STAPLES		754,755

Consumer, Cyclical (3.78%)
Retail (2.75%)
McDonald’s Corp.	12,924	1,259,444
Nordstrom, Inc.	6,642	371,022
Tiffany & Co.	5,387	368,794

		1,999,260

Toys, Games & Hobbies (1.03%)
Hasbro, Inc.	20,293	745,565

TOTAL CONSUMER, CYCLICAL		2,744,825

Consumer, Non-cyclical (3.81%)
Commercial Services (1.20%)
Moody’s Corp.	21,348	874,200

Pharmaceuticals (2.61%)
Merck & Co., Inc.	18,362	720,525
Pfizer, Inc.	51,301	1,176,332

		1,896,857

TOTAL CONSUMER, NON-CYCLICAL		2,771,057

Energy (2.83%)
Oil & Gas (2.83%)
Chevron Corp.	12,437	1,325,287
ConocoPhillips	10,167	728,262

		2,053,549

TOTAL ENERGY		2,053,549

	Shares	Value (Note 2)
Financials (4.09%)
Banks (2.71%)
JPMorgan Chase & Co.	17,842	$766,849
PNC Financial Services Group, Inc.	18,168	1,204,902

		1,971,751

Diversified Financial Services (1.38%)
American Express Co.	16,600	999,486

TOTAL FINANCIALS		2,971,237

Industrials (2.64%)
Machinery-Diversified (1.14%)
Cummins, Inc.	7,132	826,100

Miscellaneous Manufacturing (1.50%)
General Electric Co.	55,761	1,091,800

TOTAL INDUSTRIALS		1,917,900

Technology (4.10%)
Computers (2.45%)
Apple, Inc.(a)	1,758	1,027,094
International Business Machines Corp.	3,642	754,185

		1,781,279

Software (1.65%)
Microsoft Corp.	37,383	1,197,004

TOTAL TECHNOLOGY		2,978,283

TOTAL COMMON STOCKS (Cost $16,239,723)		18,971,441

EXCHANGE TRADED FUNDS (63.74%)
Aggressive Growth (4.61%)
Vanguard Dividend Appreciation ETF	57,344	3,346,022

Commodity (1.98%)
SPDR® Gold Shares(a)	8,904	1,441,380

Consumer Staples (1.22%)
Vanguard Consumer Staples ETF	10,289	889,690

Debt (10.43%)
iShares® Barclays 1-3 Year Credit Bond Fund	10,421	1,092,642
iShares® iBoxx $ High Yield Corporate Bond Fund	23,478	2,141,193

79  |  April 30, 2012

RiverFront Moderate Growth & Income Fund

Statement of Investments	April 30, 2012

	Shares	Value (Note 2)
Debt (continued)
iShares® JPMorgan USD Emerging Markets Bond Fund	25,358	$2,897,659
PowerShares Senior Loan Portfolio	58,771	1,445,179

		7,576,673

Emerging Market Equity (3.36%)
Vanguard MSCI Emerging Markets ETF	43,157	1,835,467
WisdomTree Emerging Markets Small-Cap Dividend Fund	12,671	602,886

		2,438,353

Equity (17.71%)
Health Care Select Sector SPDR® Fund(b)	33,164	1,243,982
iShares® MSCI Emerging Markets Index Fund	58,477	2,467,729
iShares® MSCI Germany Index Fund	82,259	1,854,118
iShares® MSCI Pacific ex-Japan Index Fund	41,064	1,810,922
PowerShares International Dividend Achievers Portfolio	70,661	1,085,353
SPDR® Dow Jones REIT ETF	42,311	3,087,857
Utilities Select Sector SPDR® Fund(b)	36,892	1,315,569

		12,865,530

Fixed Income / Corporate Bonds (7.68%)
Vanguard Short-Term Corporate Bond ETF	70,431	5,579,544

Fixed Income / High Yield (16.75%)
PowerShares Fundamental High Yield Corporate Bond Portfolio	212,535	3,985,031
SPDR® Barclays Capital High Yield Bond ETF	205,942	8,182,076

		12,167,107

TOTAL EXCHANGE TRADED FUNDS (Cost $44,482,518)		46,304,299

EXCHANGE TRADED NOTES (3.73%)
Master Limited Partnerships (MLPs) (3.73%)
JPMorgan Alerian MLP Index ETN	46,825	1,873,468

	Shares	Value (Note 2)
Master Limited Partnerships (MLPs) (continued)
UBS E-TRACS Alerian MLP Infrastructure ETN	24,858	$834,483

		2,707,951

TOTAL EXCHANGE TRADED NOTES (Cost $2,495,543)		2,707,951

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (7.65%)
Money Market Fund (7.65%)
Dreyfus Cash
Management Fund, Institutional Class	0.062%	5,560,942	5,560,942

TOTAL SHORT TERM INVESTMENTS (Cost $5,560,942)			5,560,942

TOTAL INVESTMENTS (101.23%) (Cost $68,778,726)			$73,544,633

Liabilities In Excess Of Other Assets (-1.23%)			(894,874)

NET ASSETS (100.00%)			$72,649,759

(a)	Non-Income Producing Security.
(b)	Affiliated Company. See Note 8 to Financial Statements.

Common Abbreviations:

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

80 | April 30, 2012

RiverFront Global Allocation Series

Statements of Assets and Liabilities	April 30, 2012

	RiverFront Global Growth Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Moderate Growth & Income Fund
ASSETS
Investments, at value	$51,657,045	$26,797,489	$18,599,284	$70,985,082
Investments in affiliates, at value	1,356,894	1,188,382	482,947	2,559,551
Receivable for investments sold	1,433,568	274,877	575,948	1,024,278
Receivable for shares sold	3,325	66,120	6,550	14,605
Dividends and interest receivable	15,533	11,924	5,765	37,053
Prepaid expenses and other assets	90,601	11,590	11,402	13,004
Total Assets	54,556,966	28,350,382	19,681,896	74,633,573
LIABILITIES
Payable for investments purchased	1,436,050	560,270	401,338	1,766,563
Payable for shares redeemed	93,490	–	60,149	100,315
Investment advisory fees payable	10,857	5,601	3,395	36,488
Administration and transfer agency fees payable	3,400	3,144	2,591	7,627
Distribution and services fees payable	8,769	12,510	9,206	35,639
Directors’ fees and expenses payable	1,671	842	635	2,142
Accrued expenses and other liabilities	33,355	27,510	26,462	35,040
Total Liabilities	1,587,592	609,877	503,776	1,983,814
NET ASSETS	$52,969,374	$27,740,505	$19,178,120	$72,649,759

NET ASSETS CONSIST OF
Paid-in capital	$47,960,779	$27,023,025	$19,030,291	$69,747,658
Accumulated net investment income	76,006	–	18,154	–
Accumulated net realized loss on investments	(1,555,727)	(1,220,855)	(1,128,612)	(1,863,806)
Net unrealized appreciation in value on investments	6,488,316	1,938,335	1,258,287	4,765,907
NET ASSETS	$52,969,374	$27,740,505	$19,178,120	$72,649,759

INVESTMENTS, AT COST	$45,364,568	$24,905,164	$17,413,996	$66,319,067
INVESTMENTS IN AFFILIATES, AT COST	$1,161,055	$1,142,372	$409,948	$2,459,659

See Notes to Financial Statements.

81  |  April 30, 2012

RiverFront Global Allocation Series

Statements of Assets and Liabilities	April 30, 2012

	RiverFront Global Growth Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Moderate Growth & Income Fund

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$13.37	$11.24	$10.86	$10.96
Net Assets	$5,241,189	$7,114,470	$5,790,636	$20,754,149
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	391,974	633,040	533,046	1,894,490
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$14.15	$11.89	$11.49	$11.60
Class C:
Net Asset Value, offering and redemption price per share(a)	$13.29	$11.14	$10.81	$10.92
Net Assets	$6,807,521	$13,728,816	$9,891,100	$39,015,298
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	512,038	1,232,257	915,035	3,571,753
Class I:
Net Asset Value, offering and redemption price per share	$13.40	$11.17	$10.66	$10.94
Net Assets	$6,021,902	$6,897,219	$3,496,384	$12,880,312
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	449,441	617,675	328,042	1,176,929
Class L:
Net Asset Value, offering and redemption price per share	$13.37	N/A	N/A	N/A
Net Assets	$24,765,361	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,851,755	N/A	N/A	N/A
Investor Class:
Net Asset Value, offering and redemption price per share	$13.32	N/A	N/A	N/A
Net Assets	$10,133,401	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	760,961	N/A	N/A	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

82  |  April 30, 2012

RiverFront Global Allocation Series

Statements of Operations	For the Year Ended April 30, 2012

	RiverFront Global Growth Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Moderate Growth & Income Fund
INVESTMENT INCOME
Dividends	$1,170,136	$651,961	$452,448	$1,671,088
Dividends from affiliated securities	19,621	12,466	6,934	26,114
Foreign taxes withheld on dividends	(1,403)	(2,506)	(504)	(5,947)
Interest and other income	1,970	842	917	2,760
Total Investment Income	1,190,324	662,763	459,795	1,694,015

EXPENSES
Investment advisory fees	551,901	207,851	180,057	518,611
Administrative and transfer agency fees	71,034	29,206	26,872	68,823
Distribution and service fees
Class A	19,553	16,337	17,031	38,802
Class C	66,329	115,018	98,555	316,897
Investor Class	33,570	N/A	N/A	N/A
Legal fees	5,716	3,597	3,123	8,849
Audit fees	26,696	19,235	19,235	19,306
Reports to shareholders and printing fees	26,071	12,042	11,189	25,297
State registration fees	53,490	38,369	37,384	41,621
Insurance fees	6,331	736	618	1,741
Custody fees	17,170	16,333	22,842	16,794
Directors’ fees and expenses	9,965	7,013	3,709	7,363
Miscellaneous expenses	13,794	8,985	8,453	14,329
Total Expense	901,620	474,722	429,068	1,078,433
Less fees waived/reimbursed by investment advisor
Class A	(46,486)	(28,156)	(34,374)	(31,744)
Class C	(40,974)	(50,238)	(52,289)	(64,551)
Class I	(32,517)	(22,483)	(16,751)	(21,391)
Class L	(135,794)	N/A	N/A	N/A
Investor Class	(113,470)	N/A	N/A	N/A
Net Expenses	532,379	373,845	325,654	960,747
Net Investment Income	657,945	288,918	134,141	733,268
Net realized loss on investments	(1,277,446)	(1,200,717)	(1,083,285)	(1,821,063)
Net realized loss on investments - affiliated securities	(186,041)	(1,724)	(41,025)	–
Net change in unrealized appreciation/(depreciation) on investments	(6,929,668)	646,260	342,565	2,293,075
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(8,393,155)	(556,181)	(781,745)	472,012
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,735,210)	$(267,263)	$(647,604)	$1,205,280

See Notes to Financial Statements.

83  |  April 30, 2012

RiverFront Global Growth Fund

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period January 1, 2011 to April 30, 2011 (a)	For the Year Ended December 31, 2010
OPERATIONS
Net investment income	$657,945	$16,211	$677,810
Net realized gain/(loss) on investments	(1,277,446)	2,595,174	1,387,125
Net realized gain/(loss) on investments - affiliated securities	(186,041)	81,251	(410)
Net change in unrealized appreciation/(depreciation) on investments	(6,929,668)	2,761,426	5,485,730
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,735,210)	5,454,062	7,550,255
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(68,584)	0	(17,765)
Class C	(36,657)	0	(16,050)
Class I	(67,523)	0	(7,114)
Class L	(306,995)	0	(433,125)
Investor Class	(115,639)	0	(189,956)
Dividends to shareholders from net realized gains
Class A	(420,162)	0	(17,553)
Class C	(428,017)	0	(17,494)
Class I	(367,485)	0	(6,746)
Class L	(1,570,587)	0	(401,355)
Investor Class	(705,783)	0	(221,742)
Net Decrease in Net Assets from Distributions	(4,087,432)	0	(1,328,900)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,906,251	9,892,152	1,873,880
Class C	3,379,153	4,004,850	1,977,787
Class I	3,272,520	2,025,191	2,241,130
Class L	7,116,023	3,420,948	17,118,139
Investor Class	335,689	680,249	10,282,445
Dividends reinvested
Class A	475,706	0	30,821
Class C	455,331	0	32,260
Class I	426,249	0	10,823
Class L	1,789,306	0	803,434
Investor Class	755,405	0	372,558
Shares redeemed
Class A	(8,714,023)	(110,731)	(8,866)
Class C	(2,177,829)	(189,168)	0
Class I	(1,484,244)	(62,593)	0
Class L	(21,589,251)	(6,570,126)	(6,407,084)
Investor Class	(9,371,913)	(4,386,252)	(3,134,097)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(22,425,627)	8,704,520	25,193,230
Net increase/(decrease) in net assets	(34,248,269)	14,158,582	31,414,585
NET ASSETS
Beginning of year	87,217,643	73,059,061	41,644,476
End of year *	$52,969,374	$87,217,643	$73,059,061

*Including accumulated net investment income of:	$76,006	$16,211	$12,313

(a)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.

See Notes to Financial Statements.

84  |  April 30, 2012

RiverFront Dynamic Equity Income Fund

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
OPERATIONS
Net investment income	$288,918	$57,899
Net realized loss on investments	(1,200,717)	(20,246)
Net realized loss on investments - affiliated securities	(1,724)	0
Net change in unrealized appreciation on investments	646,260	1,292,075
Net Increase/(Decrease) in Net Assets Resulting from Operations	(267,263)	1,329,728
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(87,846)	(15,716)
Class C	(114,982)	(17,218)
Class I	(86,665)	(21,546)
Dividends to shareholders from net realized gains
Class A	0	(824)
Class C	0	(1,199)
Class I	0	(382)
Dividends to shareholders from tax return of capital
Class A	(4,982)	(542)
Class C	(6,644)	(593)
Class I	(5,785)	(743)
Net Decrease in Net Assets from Distributions	(306,904)	(58,763)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	5,884,180	5,357,498
Class C	6,381,158	8,597,674
Class I	5,159,764	3,066,587
Dividends reinvested
Class A	89,572	16,672
Class C	114,439	18,501
Class I	88,904	22,175
Shares redeemed
Class A	(4,149,403)	(45,073)
Class C	(1,768,723)	(41,242)
Class I	(1,732,169)	(16,807)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	10,067,722	16,975,985
Net increase in net assets	9,493,555	18,246,950
NET ASSETS
Beginning of year	18,246,950	0
End of year *	$27,740,505	$18,246,950

*Including accumulated net investment income of:	$0	$0

See Notes to Financial Statements.

85  |  April 30, 2012

RiverFront Global Allocation Fund

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
OPERATIONS
Net investment income	$134,141	$24,069
Net realized gain/(loss) on investments	(1,083,285)	13,320
Net realized gain/(loss) on investments - affiliated securities	(41,025)	3,246
Net change in unrealized appreciation on investments	342,565	915,722
Net Increase/(Decrease) in Net Assets Resulting from Operations	(647,604)	956,357
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(60,313)	(11,628)
Class C	(22,209)	(2,887)
Class I	(32,904)	(16,490)
Dividends to shareholders from net realized gains
Class A	(5,804)	0
Class C	(6,150)	0
Class I	(2,718)	0
Net Decrease in Net Assets from Distributions	(130,098)	(31,005)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	6,877,768	4,504,410
Class C	4,698,847	8,470,366
Class I	4,167,358	1,882,771
Dividends reinvested
Class A	62,009	10,502
Class C	26,544	2,839
Class I	35,623	16,490
Shares redeemed
Class A	(5,737,887)	(161,953)
Class C	(3,041,562)	(32,609)
Class I	(2,650,489)	(100,557)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	4,438,211	14,592,259
Net increase in net assets	3,660,509	15,517,611
NET ASSETS
Beginning of year	15,517,611	0
End of year *	$19,178,120	$15,517,611

*Including accumulated net investment income of:	$18,154	$0

See Notes to Financial Statements.

86  |  April 30, 2012

RiverFront Moderate Growth & Income Fund

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
OPERATIONS
Net investment income	$733,268	$241,925
Net realized loss on investments	(1,821,063)	(53,228)
Net change in unrealized appreciation on investments	2,293,075	2,472,832
Net Increase in Net Assets Resulting from Operations	1,205,280	2,661,529
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(264,650)	(63,382)
Class C	(296,849)	(88,032)
Class I	(197,488)	(54,282)
Dividends to shareholders from net realized gains
Class A	0	(1,103)
Class C	0	(2,552)
Class I	0	(720)
Dividends to shareholders from tax return of capital
Class A	(8,956)	0
Class C	(11,913)	0
Class I	(6,512)	0
Net Decrease in Net Assets from Distributions	(786,368)	(210,071)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	14,528,189	12,858,464
Class C	21,335,610	23,157,729
Class I	11,507,426	7,392,425
Dividends reinvested
Class A	247,545	57,036
Class C	249,701	73,322
Class I	183,575	52,429
Shares redeemed
Class A	(6,318,830)	(1,394,094)
Class C	(6,776,170)	(576,368)
Class I	(6,470,194)	(328,406)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	28,486,852	41,292,537
Net increase in net assets	28,905,764	43,743,995
NET ASSETS
Beginning of year	43,743,995	0
End of year *	$72,649,759	$43,743,995

*Including accumulated net investment income of:	$0	$28,354

See Notes to Financial Statements.

87  |  April 30, 2012

RiverFront Global Growth Fund – Class A

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)		For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$15.65	$14.66		$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.14	0.00	(c)	0.23
Net realized and unrealized gain/(loss)	(1.41)	0.99		1.03
Total from investment operations	(1.27)	0.99		1.26

DISTRIBUTIONS:
From net investment income	(0.14)	–		(0.14)
From net realized gains	(0.87)	–		(0.14)
Total distributions	(1.01)	–		(0.28)
Net increase/(decrease) in net asset value	(2.28)	0.99		0.98
Net asset value, end of year	$13.37	$15.65		$14.66

TOTAL RETURN(e)	(7.51)%	6.75%		9.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,241	$12,307		$1,934
Ratio of net investment income to average net assets	0.99%	0.06%(f)		6.20%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	0.92%	0.81%(f)		0.91%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15%	1.15%(f)		1.15%(f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.52%	1.58%(f)		2.15%(f)
Portfolio turnover rate(g)	119%	34%		99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Less than $0.005 per share.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

88  |  April 30, 2012

RiverFront Global Growth Fund – Class C

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$15.60	$14.63	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) after reimbursements(c)	0.05	(0.04)	0.20
Net realized and unrealized gain/(loss)	(1.42)	1.01	1.02
Total from investment operations	(1.37)	0.97	1.22

DISTRIBUTIONS:
From net investment income	(0.07)	–	(0.13)
From net realized gains	(0.87)	–	(0.14)
Total distributions	(0.94)	–	(0.27)

Net increase/(decrease) in net asset value	(2.31)	0.97	0.95
Net asset value, end of year	$13.29	$15.60	$14.63

TOTAL RETURN(d)	(8.22)%	6.63%	8.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,808	$6,156	$2,050
Ratio of net investment income/(loss) to average net assets	0.34%	(0.72)%(e)	5.36%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	1.67%	1.55%(e)	1.66%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.90%	1.90%(e)	1.90%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.29%	2.33%(e)	2.89%(e)
Portfolio turnover rate(f)	119%	34%	99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

89  |  April 30, 2012

RiverFront Global Growth Fund – Class I

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$15.67	$14.65	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.19	0.01	0.17
Net realized and unrealized gain/(loss)	(1.43)	1.01	1.09
Total from investment operations	(1.24)	1.02	1.26

DISTRIBUTIONS:
From net investment income	(0.16)	–	(0.15)
From net realized gains	(0.87)	–	(0.14)
Total distributions	(1.03)	–	(0.29)

Net increase/(decrease) in net asset value	(2.27)	1.02	0.97
Net asset value, end of year	$13.40	$15.67	$14.65

TOTAL RETURN(d)	(7.31)%	7.04%	9.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,022	$4,508	$2,280
Ratio of net investment income to average net assets	1.40%	0.23%(e)	4.70%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	0.67%	0.61%(e)	0.66%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90%	0.90%(e)	0.90%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.30%	1.30%(e)	1.74%(e)
Portfolio turnover rate(f)	119%	34%	99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

90  |  April 30, 2012

RiverFront Global Growth Fund – Class L

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Year Ended December 31, 2010 (c)	For the Year Ended December 31, 2009	For the Period October 28, 2008 (Inception) to December 31, 2008
Net asset value, beginning of period	$15.65	$14.63	$13.22	$10.49	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.17	0.01	0.18	0.16	0.12
Net realized and unrealized gain/(loss)	(1.41)	1.01	1.52	2.66	0.46
Total from investment operations	(1.24)	1.02	1.70	2.82	0.58

DISTRIBUTIONS:
From net investment income	(0.17)	–	(0.15)	(0.09)	(0.09)
From net realized gains	(0.87)	–	(0.14)	–	–
Total distributions	(1.04)	–	(0.29)	(0.09)	(0.09)

Net increase /(decrease) in net asset value	(2.28)	1.02	1.41	2.73	0.49
Net asset value, end of year	$13.37	$15.65	$14.63	$13.22	$10.49

TOTAL RETURN(e)	(7.31)%	6.97%	12.87%	26.86%	5.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$24,765	$42,977	$43,240	$27,763	$7,439
Ratio of net investment income to average net assets	1.26%	0.19%(f)	1.33%	1.34%	7.55%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	0.67%	0.64%(f)	0.66%	N/A	N/A (f)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90%	0.90%(f)	0.90%	0.90%	0.90%(f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.08%	1.28%(f)	1.22%	1.53%	4.97%(f)
Portfolio turnover rate(g)	119%	34%	99%	67%	13%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Predescessor Fund.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

91  |  April 30, 2012

RiverFront Global Growth Fund – Investor Class

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period January 1, 2011 to April 30, 2011 (b)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period October 28, 2008 (Inception) to December 31, 2008
Net asset value, beginning of period	$15.59	$14.59	$13.19	$10.49	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(d)	0.13	0.00(c)	0.12	0.13	0.12
Net realized and unrealized gain/(loss)	(1.39)	1.00	1.54	2.65	0.46
Total from investment operations	(1.26)	1.00	1.66	2.78	0.58

DISTRIBUTIONS:
From net investment income	(0.14)	–	(0.12)	(0.08)	(0.09)
From net realized gains	(0.87)	–	(0.14)	–	–
Total distributions	(1.01)	–	(0.26)	(0.08)	(0.09)
Net increase/(decrease) in net asset value	(2.27)	1.00	1.40	2.70	0.49
Net asset value, end of year	$13.32	$15.59	$14.59	$13.19	$10.49

TOTAL RETURN(e)	(7.47)%	6.79%	12.58%	26.58%	5.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,133	$21,270	$23,556	$13,882	$426
Ratio of net investment income/(loss) to average net assets	0.97%	(0.08)%(f)	0.93%	1.09%	7.30%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	0.92%	0.89%(f)	0.91%	N/A	N/A(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15%	1.15%(f)	1.15%	1.15%	1.15%(f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.93%	1.53%(f)	1.47%	1.78%	5.22%(f)
Portfolio turnover rate(g)	119%	34%	99%	67%	13%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Less than $0.005 per share.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

92  |  April 30, 2012

RiverFront Dynamic Equity Income Fund – Class A

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.73	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.16	0.12
Net realized and unrealized gain/(loss)	(0.49)	1.67
Total from investment operations	(0.33)	1.79

DISTRIBUTIONS:
From net investment income	(0.15)	(0.06)
From net realized gains	–	(0.00)(c)
Tax return of capital	(0.01)	(0.00)(c)
Total distributions	(0.16)	(0.06)

Net increase/(decrease) in net asset value	(0.49)	1.73
Net asset value, end of year	$11.24	$11.73

TOTAL RETURN(d)	(2.80)%	17.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,114	$5,723
Ratio of net investment income to average net assets	1.50%	1.48%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.30%	1.30%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.73%	2.17%(e)
Portfolio turnover rate(f)	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

93  |  April 30, 2012

RiverFront Dynamic Equity Income Fund – Class C

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.67	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.05
Net realized and unrealized gain/(loss)	(0.51)	1.67
Total from investment operations	(0.42)	1.72

DISTRIBUTIONS:
From net investment income	(0.10)	(0.05)
From net realized gains	–	(0.00)(c)
Tax return of capital	(0.01)	(0.00)(c)
Total distributions	(0.11)	(0.05)

Net increase/(decrease) in net asset value	(0.53)	1.67
Net asset value, end of year	$11.14	$11.67

TOTAL RETURN(d)	(3.60)%	17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,729	$9,223
Ratio of net investment income to average net assets	0.84%	0.65%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%	2.05%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.49%	3.10%(e)
Portfolio turnover rate(f)	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

94  |  April 30, 2012

RiverFront Dynamic Equity Income Fund – Class I

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.20	0.12
Net realized and unrealized gain/(loss)	(0.50)	1.68
Total from investment operations	(0.30)	1.80

DISTRIBUTIONS:
From net investment income	(0.16)	(0.15)
From net realized gains	–	(0.00)(c)
Tax return of capital	(0.01)	(0.01)
Total distributions	(0.17)	(0.16)

Net increase/(decrease) in net asset value	(0.47)	1.64
Net asset value, end of year	$11.17	$11.64

TOTAL RETURN(d)	(2.58)%	18.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,897	$3,301
Ratio of net investment income to average net assets	1.88%	1.49%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.05%	1.05%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.49%	2.44%(e)
Portfolio turnover rate(f)	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

95  |  April 30, 2012

RiverFront Global Allocation Fund – Class A

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.66	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.12	0.10
Net realized and unrealized gain/(loss)	(0.84)	1.61
Total from investment operations	(0.72)	1.71

DISTRIBUTIONS:
From net investment income	(0.07)	(0.05)
From net realized gains	(0.01)	–
Total distributions	(0.08)	(0.05)

Net increase/(decrease) in net asset value	(0.80)	1.66
Net asset value, end of year	$10.86	$11.66

TOTAL RETURN(c)	(6.18)%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,791	$4,686
Ratio of net investment income to average net assets	1.10%	1.16%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.30%	1.30%(d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.80%	3.00%(d)
Portfolio turnover rate(e)	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

96  |  April 30, 2012

RiverFront Global Allocation Fund – Class C

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.02	0.00(b)
Net realized and unrealized gain/(loss)	(0.82)	1.65
Total from investment operations	(0.80)	1.65

DISTRIBUTIONS:
From net investment income	(0.02)	(0.01)
From net realized gains	(0.01)	–
Total distributions	(0.03)	(0.01)

Net increase/(decrease) in net asset value	(0.83)	1.64
Net asset value, end of year	$10.81	$11.64

TOTAL RETURN(d)	(6.86)%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,891	$8,926
Ratio of net investment income to average net assets	0.17%	0.04%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%	2.05%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.58%	3.21%(e)
Portfolio turnover rate(f)	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Less than $0.005 per share.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

97  |  April 30, 2012

RiverFront Global Allocation Fund – Class I

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012 (a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.42	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13	0.08
Net realized and unrealized gain/(loss)	(0.80)	1.62
Total from investment operations	(0.67)	1.70

DISTRIBUTIONS:
From net investment income	(0.08)	(0.28)
From net realized gains	(0.01)	–
Total distributions	(0.09)	(0.28)

Net increase/(decrease) in net asset value	(0.76)	1.42
Net asset value, end of year	$10.66	$11.42

TOTAL RETURN(c)	(5.86)%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,496	$1,905
Ratio of net investment income to average net assets	1.28%	0.98%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.05%	1.05%(d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.55%	4.68%(d)
Portfolio turnover rate(e)	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

98  |  April 30, 2012

RiverFront Moderate Growth & Income Fund – Class A

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.08	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.15
Net realized and unrealized gain/(loss)	(0.12)	1.01
Total from investment operations	0.05	1.16

DISTRIBUTIONS:
From net investment income	(0.17)	(0.08)
From net realized gains	–	(0.00)(b)
Tax return of capital	(0.00)(b)	–
Total distributions	(0.17)	(0.08)

Net increase/(decrease) in net asset value	(0.12)	1.08
Net asset value, end of year	$10.96	$11.08

TOTAL RETURN(c)	0.55%	11.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$20,754	$12,148
Ratio of net investment income to average net assets	1.65%	1.89%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.30%	1.30%(d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.50%	1.64%(d)
Portfolio turnover rate(e)	128%	69%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

99  |  April 30, 2012

RiverFront Moderate Growth & Income Fund – Class C

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.06	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.10
Net realized and unrealized gain/(loss)	(0.13)	1.02
Total from investment operations	(0.04)	1.12

DISTRIBUTIONS:
From net investment income	(0.10)	(0.06)
From net realized gains	–	(0.00)(b)
Tax return of capital	(0.00)(b)	–
Total distributions	(0.10)	(0.06)

Net increase/(decrease) in net asset value	(0.14)	1.06
Net asset value, end of year	$10.92	$11.06

TOTAL RETURN(c)	(0.37)%	11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$39,015	$24,061
Ratio of net investment income to average net assets	0.88%	1.22%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%	2.05%(d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.25%	2.54%(d)
Portfolio turnover rate(e)	128%	69%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

100  |  April 30, 2012

RiverFront Moderate Growth & Income Fund – Class I

Financial Highlights	Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.07	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.17
Net realized and unrealized gain/(loss)	(0.13)	1.01
Total from investment operations	0.07	1.18

DISTRIBUTIONS:
From net investment income	(0.19)	(0.11)
From net realized gains	–	(0.00)(b)
Tax return of capital	(0.01)	–
Total distributions	(0.20)	(0.11)

Net increase/(decrease) in net asset value	(0.13)	1.07
Net asset value, end of year	$10.94	$11.07

TOTAL RETURN(c)	0.71%	11.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$12,880	$7,535
Ratio of net investment income to average net assets	1.91%	2.16%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.05%	1.05%(d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.26%	1.55%(d)
Portfolio turnover rate(e)	128%	69%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

101  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

1. ORGANIZATION

Financial Investors Trust (the “Trust”) was organized as a Delaware statutory trust on November 30, 1993 and registered as an open-end management investment company under the Investment Company Act of 1940, as amended
(“1940 Act”). ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Value Intersection Fund, Clough China Fund, Jefferies Asset Management Commodity Strategy Allocation Fund, RiverFront Global Growth Fund (prior to January 1, 2012 known as RiverFront Long-Term Growth Fund), RiverFront Dynamic Equity Income Fund (prior to January 1, 2012 known as RiverFront Long-Term Growth and Income Fund), RiverFront Global Allocation Fund (prior to January 1, 2012 known as RiverFront Moderate Growth Fund), and RiverFront Moderate Growth & Income Fund (each, a “Fund” and collectively, the “Funds”) are nine of twenty separate funds offered to the public under the Trust as of April 30, 2012.

ALPS | Kotak India Growth Fund seeks to achieve long-term capital appreciation. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream ALPS | WMC Value Intersection Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. The Jefferies Asset Management Commodity Strategy Allocation Fund seeks to maximize real returns, consistent with prudent investment management. The RiverFront Global Growth Fund seeks to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The RiverFront Dynamic Equity Income Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global stocks generally. The RiverFront Global Allocation Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Moderate Growth & Income Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks in general and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.

The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

On September 24, 2010, RiverFront Long-Term Growth Fund (the “Predecessor RiverFront Fund”), a series of Baird Funds, Inc., participated in a tax-free reorganization whereby the Predecessor RiverFront Fund merged into the newly created RiverFront Long-Term Growth Fund, a series of the Financial Investors Trust. For financial reporting purposes, the Predecessor RiverFront Fund was considered the acquirer and as such the Fund has carried over the historic performance and financial results of the Predecessor RiverFront Fund. The Predecessor RiverFront Fund commenced operations on October 28, 2008.

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the Kotak Mauritius Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund.

The Portfolio established residency in Mauritius allowing the Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India. Currently, India has introduced legislation on General Anti-Avoidance Rules (“GAAR”) which contain treaty override provisions. The GAAR may be used by the Indian tax authorities to declare any arrangement whose main purpose or one of the main purposes is to obtain a tax benefit, as an “impermissible avoidance arrangement”. Originally, GAAR was to be effective from April 1, 2012; however GAAR has been deferred until April 1, 2013.

Basis of Consolidation for the Jefferies Asset Management Commodity Strategy Allocation Fund

Jefferies Asset Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the Jefferies Asset Management Commodity Strategy Fund (“the Jefferies Fund”). The Subsidiary acts as

102  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

an investment vehicle for the Jefferies Fund in order to effect certain commodity-related investments on behalf of the Jefferies Fund. Jefferies Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the Jefferies Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Jefferies Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Jefferies Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the Jefferies Fund. All investments held by the Subsidiary are disclosed in the accounts of the Jefferies Fund. As of April 30, 2012, net assets of the Jefferies Fund were $187,398,045, of which $37,331,387, or 19.92%, represented the Jefferies Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.
Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

103  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of
April 30, 2012:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Basic Materials	$–	$235,419	$–	$235,419
Communications	–	203,064	–	203,064
Consumer, Cyclical	–	433,696	–	433,696
Consumer, Non-cyclical	–	871,625	–	871,625
Energy	54,827	254,525	–	309,352
Financials	–	1,192,249	–	1,192,249
Industrials	53,776	339,309	–	393,085
Technology	–	510,343	–	510,343
Utilities	–	95,227	–	95,227
Short Term Investments	16,668	–	–	16,668
TOTAL	$125,271	$4,135,457	$–	$4,260,728

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Common Stocks(a)	$164,023,676	$–	$–	$164,023,676
Short Term Investments	2,403,422	–	–	2,403,422
Total	$166,427,098	$–	$–	$166,427,098

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | WMC Value Intersection Fund
Common Stocks(a)	$77,725,529	$–	$–	$77,725,529
Exchange Traded Funds	1,444,006	–	–	1,444,006
Short Term Investments	552,846	–	–	552,846
Total	$79,722,381	$–	$–	$79,722,381

104  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Basic Materials	$–	$450,270	$–	$450,270
Communications	298,401	10,641,559	–	10,939,960
Consumer, Cyclical	–	15,453,074	–	15,453,074
Consumer, Non-Cyclical	–	7,347,485	–	7,347,485
Diversified	–	507,742	–	507,742
Energy	–	4,847,230	–	4,847,230
Financials	–	18,551,243	–	18,551,243
Industrials	–	5,368,559	–	5,368,559
Technology	–	2,352,561	–	2,352,561
Short Term Investments	2,698,330	–	–	2,698,330
TOTAL	$2,996,731	$65,519,723	$–	$68,516,454

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Jefferies Asset Management Commodity Strategy Allocation Fund
Common Stocks(a)	$61,697,063	$–	$–	$61,697,063
Exchange Traded Funds	7,549,628	–	–	7,549,628
Warrants	11	–	–	11
Government Bonds	–	122,291,428	–	122,291,428
Short Term Investments	6,674,403	–	–	6,674,403
Total	$75,921,105	$122,291,428	$–	$198,212,533

Other Financial Instruments
Assets
Total Return Swap Contracts	$–	$308,822	$–	$308,822
Liabilities
Futures Contracts	(1,537)	–	–	(1,537)
Securities Sold Short Government Bonds	–	(10,043,037)	–	(10,043,037)
Total Return Swap Contracts	–	(1,771,148)	–	(1,771,148)
Total	$(1,537)	$(11,505,363)	$–	$(11,506,900)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Growth Fund
Common Stocks(a)	$16,433,717	$–	$–	$16,433,717
Exchange Traded Funds	34,832,606	–	–	34,832,606
Short Term Investments	1,747,616	–	–	1,747,616
Total	$53,013,939	$–	$–	$53,013,939

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Dynamic Equity Income Fund
Common Stocks(a)	$8,717,879	$–	$–	$8,717,879
Exchange Traded Funds	17,135,603	–	–	17,135,603
Exchange Traded Notes	788,399	–	–	788,399
Short Term Investments	1,343,990	–	–	1,343,990
Total	$27,985,871	$–	$–	$27,985,871

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Allocation Fund
Common Stocks(a)	$5,075,662	$–	$–	$5,075,662
Exchange Traded Funds	13,286,125	–	–	13,286,125
Short Term Investments	720,444	–	–	720,444
Total	$19,082,231	$–	$–	$19,082,231

105  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Moderate Growth & Income Fund
Common Stocks(a)	$18,971,441	$–	$–	$18,971,441
Exchange Traded Funds	46,304,299	–	–	46,304,299
Exchange Traded Notes	2,707,951	–	–	2,707,951
Short Term Investments	5,560,942	–	–	5,560,942
Total	$73,544,633	$–	$–	$73,544,633

(a)	For detailed descriptions of country, sector and industry, see the accompanying Statement of Investments.

The Funds recognize transfers between levels as of the end of the fiscal year. For the year ended April 30, 2012, the Funds did not have any transfers between Level 1 and Level 2 securities, except ALPS | Kotak India Growth Fund and the Clough China Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff.

Offering Cost: The ALPS Kotak India Growth Fund incurred offering cost during the year ended April 30, 2012. Offering cost, included costs of printing initial prospectuses, legal and registration fees, they were amortized over the first twelve months from the inception date of the ALPS Kotak India Growth Fund. As of April 30, 2012, there were no offering costs that remained to be amortized.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre–enactment law, capital losses could be carried forward for eight years, and carried forward as short–term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60–day designation requirement for certain types of pay–through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

As of and during the fiscal year ended April 30, 2012, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the ALPS Kotak India Growth Fund, Jeffries Asset Management Commodity Strategy Allocation Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth and Income Fund; years ended April 30, 2011 through April 30, 2012 are open to examination for the U.S. federal jurisdiction and Colorado. For ALPS Red Rocks Listed Private Equity Fund; years ended April 30, 2009 through April 30, 2012 are open to examination for the U.S. federal jurisdiction and years ended April 30, 2008 through April 30, 2012 are open for Colorado. For the RiverFront Global Growth Fund; years ended December 31, 2008 through December 31, 2010, April 30, 2011 and April 30, 2012 are open to examination for the U.S. federal jurisdiction and Colorado. For the Clough China Fund; years ended July 31, 2009, April 30, 2010, April 30, 2011 and April 30, 2012 are open to examination for the U.S. federal jurisdiction and years ended July 31, 2008, July 31, 2009 and April 30, 2010 through April 30, 2012 are open for Colorado. For the ALPS WMC Value Intersection Fund; years ended December 31, 2008, December 31, 2009, and April 30, 2010 through April 30, 2012 are open to examination for the U.S. federal jurisdiction and Colorado. The ALPS WMC Value Intersection Fund was previously known as the Activa Value Fund for which years ended December 31, 2006 through December 31, 2008 remain open to examination for Michigan.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

106  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Treasury Inflation Protected-Securities: The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

3. DERIVATIVE INSTRUMENTS

ALPS | Kotak India Growth Fund and Jefferies Asset Management Commodity Strategy Allocation Fund investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

107  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Jefferies Asset Management Commodity Strategy Allocation Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Jefferies Asset Management Commodity Strategy Allocation Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Jefferies Asset Management Commodity Strategy Allocation Fund and/or the termination value at the end of the contract.

Therefore, the Jefferies Asset Management Commodity Strategy Allocation Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Jefferies Asset Management Commodity Strategy Allocation Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Jefferies Asset Management Commodity Strategy Allocation Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Jefferies Asset Management Commodity Strategy Allocation Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

The Jefferies Asset Management Commodity Strategy Allocation Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at April 30, 2012 are disclosed in the Statement of Operations.

The number of swap contracts held at April 30, 2012 is representative of swap contract activity during the year ended ended April 30, 2012.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

108  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of April 30, 2012, Jefferies Asset Management Commodity Strategy Allocation Fund had futures contracts outstanding with a net unrealized appreciation/(depreciation) of ($1,537). The other Funds held no futures contracts at April 30, 2012. The number of futures contracts held at April 30, 2012 is representative of futures contracts activity during the year ended April 30, 2012.

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Balance Sheet as of April 30, 2012:

	Asset Derivatives		Liability Derivatives
Derivative Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Jefferies Asset Management Commodity Strategy Allocation Fund (a)
Commodity Contracts (futures)	Variation margin receivable	N/A	Payable for variation margin	$1,537
Commodity Contracts (swaps)	Unrealized appreciation on total return swap contracts	$308,822	Unrealized depreciation on total return swap contracts	1,771,148
Total		$308,822		$1,772,685

The effect of derivatives instruments on the Statement of Operations for the year ended April 30, 2012:

Derivatives Instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) On Derivatives Recognized in Income
ALPS | Kotak India Growth Fund (b)
Equity Contracts (futures)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(35,820)	$5,225
Total		$(35,820)	$5,225

Jefferies Asset Management Commodity Strategy Allocation Fund(a)
Futures Contracts*	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(260,355)	$(229,165)
Commodity Contracts (swaps)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	(10,924,528)	(1,969,496)
Total		$(11,184,883)	$(2,198,661)

	*Risk Exposure to Fund
	Commodity Contracts	$70,699	$(229,165)
	Equity Contracts	(327,512)	-
	Interest Rate Contracts	(1,366)	-
	Foreign Currency Contracts	(2,176)	-
		$(260,355)	$(229,165)

(a)

Consolidated derivatives instruments for Jefferies Asset Management Commodity Strategy Allocation Fund is consolidated and includes the balances of Jefferies Asset Management Cayman Trust (wholly-owned subsidiary). Accordingly, all interfund balances have been eliminated.

(b)

Consolidated derivatives instruments for ALPS | Kotak India Growth Fund is consolidated and includes the balances of Kotak Mauritius Portfolio (wholly-owned subsidiary). Accordingly, all interfund balances have been eliminated.

109  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

4. DISTRIBUTION TO SHAREHOLDERS

Each Fund, except the Jefferies Asset Management Commodity Strategy Allocation Fund, the RiverFront Dynamic Equity Income Fund and the RiverFront Moderate Growth and Income Fund normally pays dividends and distributes capital gains, if any, on an annual basis. The Jefferies Asset Management Commodity Strategy Allocation Fund pays dividends, if any, on a quarterly basis and distributes capital gains annually. The RiverFront Dynamic Equity Income Fund and RiverFront Moderate Growth and Income Fund pay dividends, if any, on a quarterly basis and distributes capital gains, if any on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2012 and April 30, 2011 is as follows:

Fund	Ordinary Income	Distributions paid from: 2012 Long-Term Capital Gain	Return of Capital
ALPS | Kotak India Growth Fund	$2,599	$0	$0
ALPS | Red Rocks Listed Private Equity Fund	13,244,157	0	0
ALPS | WMC Value Intersection Fund	535,003	0	0
Clough China Fund	0	0	0
Jefferies Asset Management Commodity Strategy Allocation Fund	8,501,893	639,478	0
RiverFront Global Growth Fund	2,586,518	1,500,914	0
RiverFront Dynamic Equity Income Fund	289,493	0	17,411
RiverFront Global Allocation Fund	123,429	6,669	0
RiverFront Moderate Growth & Income Fund	758,987	0	27,381

Fund	Ordinary Income	Distributions paid from: 2011 Long-Term Capital Gain	Return of Capital
ALPS | Kotak India Growth Fund	$0	$0	$0
ALPS | Red Rocks Listed Private Equity Fund	8,999,998
ALPS | WMC Value Intersection Fund	575,001	0	0
Clough China Fund	352,105	75,614	0
Jefferies Asset Management Commodity Strategy Allocation Fund	2,192,934	0	0
RiverFront Global Growth Fund	0	0	0
RiverFront Dynamic Equity Income Fund	56,880	5	1,878
RiverFront Global Allocation Fund	31,005	0	0
RiverFront Moderate Growth & Income Fund	210,053	18	0

Components of Distributable Earnings on a Tax Basis: At April 30, 2012, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related exchange-traded funds and certain other investments. The reclassifications were as follows:

Fund	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
ALPS | Kotak India Growth Fund	$(2,311)	$36,750	$(34,439)
ALPS | Red Rocks Listed Private Equity Fund	7,960,056	(4,738,539)	(3,221,517)
ALPS | WMC Value Intersection Fund	0	0	0
Clough China Fund	31,930	(31,930)	0
Jefferies Asset Management Commodity Strategy Allocation Fund	1,463,188	9,784,133	(11,247,321)
RiverFront Global Growth Fund	(2,752)	2,750	2
RiverFront Dynamic Equity Income Fund	575	495	(1,070)
RiverFront Global Allocation Fund	(561)	561	0
RiverFront Moderate Growth & Income Fund	(2,635)	4,886	(2,251)

110  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Included in the amounts reclassified was a net operating loss offset to Paid-in-Capital as follows:

Fund	Amount
ALPS | Kotak India Growth Fund	$22,136
ALPS | Red Rocks Listed Private Equity Fund	3,202,141
ALPS | WMC Value Intersection Fund	0
Clough China Fund	0
Jefferies Asset Management Commodity Strategy Allocation Fund	0
RiverFront Global Growth Fund	0
RiverFront Dynamic Equity Income Fund	0
RiverFront Global Allocation Fund	0
RiverFront Moderate Growth & Income Fund	0

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gain/(Loss) Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences
ALPS | Kotak India Growth Fund	$(272,311)	$0	$(410,499)	$(23,621)
ALPS | Red Rocks Listed Private Equity Fund	(16,549,480)	0	(8,645,716)	40
ALPS | WMC Value Intersection Fund	(9,979,372)	294,844	12,180,081	0
Clough China Fund	(3,545,894)	71,019	6,570,029	0
Jefferies Asset Management Commodity Strategy Allocation Fund	701,798	0	(10,011,831)	(130,600)
RiverFront Global Growth Fund	(1,473,229)	76,006	6,405,818	0
RiverFront Dynamic Equity Income Fund	(1,159,477)	0	1,876,957	0
RiverFront Global Allocation Fund	(976,013)	18,154	1,105,688	0
RiverFront Moderate Growth & Income Fund	(1,809.860)	0	4,711,961	0

Capital Losses: As of April 30, 2012 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Pre-Enactment Capital Losses:

Fund	Expiring 4/30/2016	Expiring 4/30/2017	Expiring 4/30/2018
ALPS | Kotak India Growth Fund	$0	$0	$0
ALPS | Red Rocks Listed Private Equity Fund	0	0	8,281,739
ALPS | WMC Value Intersection Fund	7,146,132	2,780,282	0
Clough China Fund	0	0	0
Jefferies Asset Management Commodity Strategy Allocation Fund	0	0	0
RiverFront Global Growth Fund	0	0	0
RiverFront Dynamic Equity Income Fund	0	0	0
RiverFront Global Allocation Fund	0	0	0
RiverFront Moderate Growth & Income Fund	0	0	0

111  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Capital loss carryovers utilized during the period ended April 30, 2012, were:

Fund	Amount
ALPS | Kotak India Growth Fund	$0
ALPS | Red Rocks Listed Private Equity Fund	0
ALPS | WMC Value Intersection Fund	2,458,860
Clough China Fund	0
Jefferies Asset Management Commodity Strategy Allocation Fund	0
RiverFront Global Growth Fund	0
RiverFront Dynamic Equity Income Fund	0
RiverFront Global Allocation Fund	0
RiverFront Moderate Growth & Income Fund	0

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Post-Enactment Capital Losses*

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | Kotak India Growth Fund	$131,301	$0
ALPS | Red Rocks Listed Private Equity Fund	0	4,048,305
ALPS | WMC Value Intersection Fund	0	0
Clough China Fund	554,925	0
Jefferies Asset Management Commodity Strategy Allocation Fund	0	0
RiverFront Global Growth Fund	326,114	0
RiverFront Dynamic Equity Income Fund	703,320	0
RiverFront Global Allocation Fund	763,613	2,317
RiverFront Moderate Growth & Income Fund	1,279,511	0

The Fund elects to defer to the period ending April 30, 2013, capital losses recognized during the period
November 1, 2011—April 30, 2012 in the amount of:

Fund	Amount
ALPS | Kotak India Growth Fund	$141,010
ALPS | Red Rocks Listed Private Equity Fund	4,219,436
ALPS | WMC Value Intersection Fund	52,958
Clough China Fund	2,990,969
Jefferies Asset Management Commodity Strategy Allocation Fund	0
RiverFront Global Growth Fund	1,147,115
RiverFront Dynamic Equity Income Fund	456,157
RiverFront Global Allocation Fund	210,083
RiverFront Moderate Growth & Income Fund	530,349

The Fund elects to defer to the period ending April 30, 2013, late year ordinary losses in the amount of:

Fund	Amount
ALPS | Kotak India Growth Fund	$23,621
ALPS | Red Rocks Listed Private Equity Fund	0
ALPS | WMC Value Intersection Fund	0
Clough China Fund	0
Jefferies Asset Management Commodity Strategy Allocation Fund	130,655
RiverFront Global Growth Fund	0
RiverFront Dynamic Equity Income Fund	0
RiverFront Global Allocation Fund	0
RiverFront Moderate Growth & Income Fund	0

112  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

*Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2012, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation	Cost of Investments for Income Tax Purposes
ALPS | Kotak India Growth Fund	$231,768	$(639,203)	$(3,064)	$(410,499)	$4,668,163
ALPS | Red Rocks Listed Private Equity Fund	6,804,095	(15,445,079)	(4,732)	(8,645,716)	175,068,082
ALPS | WMC Value Intersection Fund	15,010,142	(2,830,061)	0	12,180,081	67,542,300
Clough China Fund	8,112,852	(1,548,378)	5,555	6,570,029	61,951,980
Jefferies Asset Management Commodity Strategy Allocation Fund	0	(8,538,406)	(1,473,425)	(10,011,831)	206,744,293
RiverFront Global Growth Fund	6,615,160	(209,342)	0	6,405,818	46,608,121
RiverFront Dynamic Equity Income Fund	2,001,790	(124,833)	0	1,876,957	26,108,914
RiverFront Global Allocation Fund	1,353,176	(247,488)	0	1,105,688	17,976,543
RiverFront Moderate Growth & Income Fund	4,792,630	(80,669)	0	4,711,961	68,832,672

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities during the year ended April 30, 2012 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
ALPS | Kotak India Growth Fund(a)	$7,299,014	$3,772,971
ALPS | Red Rocks Listed Private Equity Fund	128,725,625	115,135,998
ALPS | WMC Value Intersection Fund	36,550,254	33,368,634
Clough China Fund	125,799,610	139,339,563
Jefferies Asset Management Commodity Strategy Allocation Fund(b)	284,827,979	253,657,687
RiverFront Global Growth Fund	71,409,877	96,354,613
RiverFront Dynamic Equity Income Fund	38,824,724	29,277,930
RiverFront Global Allocation Fund	35,176,650	30,734,131
RiverFront Moderate Growth & Income Fund	94,353,976	69,180,145

Investment transactions in U.S. Government Obligations for the period ended April 30, 2011 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Jefferies Asset Management Commodity Strategy Allocation Fund(b)	$147,458,500	$90,628,321

(a)

Purchases and Sales for ALPS | Kotak India Growth Fund is consolidated and includes the balances of Kotak Mauritius Portfolio (wholly owned subsidiary). Accordingly, all interfund balances have been eliminated.

(b)

Purchases and Sales for Jeffereies Asset Management Commodity Strategy Allocation Fund is consolidated and includes the balances of Jeffereies Asset Management Cayman Trust (wholly owned subsidiary). Accordingly, all interfund balances have been eliminated.

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount, with the exception of ALPS | WMC Value Intersection Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, and RiverFront Moderate Growth & Income Fund shares. For the year ended April 30, 2012, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statement of Changes in Net Assets.

113  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Fund	Redemption Fee Retained
ALPS | Kotak India Growth Fund - Class A	$642
ALPS | Kotak India Growth Fund - Class C	275
ALPS | Kotak India Growth Fund - Class I	91
ALPS | Red Rocks Listed Private Equity Fund - Class A	51,757
ALPS | Red Rocks Listed Private Equity Fund - Class C	1,796
ALPS | Red Rocks Listed Private Equity Fund - Class I	8,016
Clough China Fund - Class A	437
Clough China Fund - Class C	139
Clough China Fund - Class I	478
Jefferies Asset Management Commodity Strategy Allocation Fund - Class A	13,838
Jefferies Asset Management Commodity Strategy Allocation Fund - Class C	444
Jefferies Asset Management Commodity Strategy Allocation Fund - Class I	21,699

Transactions in shares of capital stock were as follows:

	ALPS | Kotak India Growth Fund
	For the Year Ended April 30, 2012	For the Period February 14, 2011 (Inception) to April 30, 2011
Class A
Shares sold	260,500	90,726
Dividends reinvested	131	–
Shares redeemed	(58,587)	(380)
Net increase in shares outstanding	202,044	90,346

Class C
Shares sold	70,152	45,104
Dividends reinvested	72	–
Shares redeemed	(61,930)	–
Net increase in shares outstanding	8,294	45,104

Class I
Shares sold	166,157	54,915
Dividends reinvested	137	–
Shares redeemed	(26,308)	–
Net increase in shares outstanding	139,986	54,915

	ALPS | Red Rocks Listed Private Equity Fund
	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Class A
Shares sold	11,295,795	8,117,147
Dividends reinvested	1,751,134	1,008,656
Shares redeemed	(14,073,795)	(2,716,528)
Net increase/(decrease) in shares outstanding	(1,026,866)	6,409,275

Class C(a)
Shares sold	326,458	390,859
Dividends reinvested	43,901	12,715
Shares redeemed	(154,304)	(964)
Net increase in shares outstanding	216,055	402,610

Class I
Shares sold	10,460,936	5,769,906
Dividends reinvested	488,167	263,265
Shares redeemed	(4,705,661)	(4,392,609)
Net increase in shares outstanding	6,243,442	1,640,562

114  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

	ALPS | Red Rocks Listed Private Equity Fund
	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Class R
Shares sold	8,748	28,026
Dividends reinvested	2,430	716
Shares redeemed	(21,597)	(11,145)
Net increase/(decrease) in shares outstanding	(10,419)	17,597

(a) The Fund’s Class C shares commenced operations on July 2, 2010.

	ALPS | WMC Value Intersection Fund
	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Class A
Shares sold	264,467	229,623
Dividends reinvested	39,233	49,572
Shares redeemed	(620,273)	(715,760)
Net decrease in shares outstanding	(316,573)	(436,565)

Class C(a)
Shares sold	7,803	1,572
Dividends reinvested	4	9
Shares redeemed	–	(10)
Net increase in shares outstanding	7,807	1,571

Class I
Shares sold	1,067,103	1,578,339
Dividends reinvested	33,463	22,156
Shares redeemed	(381,661)	(489,424)
Net increase in shares outstanding	718,905	1,111,071

(a) The Fund’s Class C shares commenced operations on July 2, 2010.

	Clough China Fund
	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Class A
Shares sold	209,926	1,302,276
Dividends reinvested	–	6,645
Shares redeemed	(674,790)	(762,675)
Net increase/(decrease) in shares outstanding	(464,864)	546,246

Class C
Shares sold	122,497	578,312
Dividends reinvested	–	69
Shares redeemed	(289,141)	(184,236)
Net increase/(decrease) in shares outstanding	(166,644)	394,145

Class I
Shares sold	188,409	1,242,194
Dividends reinvested	–	5,145
Shares redeemed	(573,633)	(138,307)
Net increase/(decrease) in shares outstanding	(385,224)	1,109,032

115  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

	Jefferies Asset Management Commodity Strategy Allocation Fund
	For the Year Ended April 30, 2012	For the Period June 29, 2010 (Inception) to April 30, 2011
Class A
Shares sold	6,933,626	3,046,349
Dividends reinvested	218,828	36,215
Shares redeemed	(2,074,763)	(487,523)
Net increase in shares outstanding	5,077,691	2,595,041

Class C
Shares sold	1,202,707	622,478
Dividends reinvested	39,730	10,639
Shares redeemed	(137,380)	(114,921)
Net increase in shares outstanding	1,105,057	518,196

Class I
Shares sold	5,629,924	5,511,506
Dividends reinvested	353,517	71,054
Shares redeemed	(3,645,315)	(414,674)
Net increase in shares outstanding	2,338,126	5,167,886

	RiverFront Global Growth Fund
	For the Year Ended April 30, 2012	For the Period January 1, 2011 to April 30, 2011	For the Year Ended December 31, 2010
Class A
Shares sold	209,866	661,721	130,462
Dividends reinvested	38,770	–	2,115
Shares redeemed	(642,942)	(7,391)	(627)
Net increase/(decrease) in shares outstanding	(394,306)	654,330	131,950

Class C
Shares sold	246,379	267,185	137,900
Dividends reinvested	37,231	–	2,219
Shares redeemed	(166,212)	(12,664)	–
Net increase in shares outstanding	117,398	254,521	140,119

Class I
Shares sold	239,739	136,221	154,892
Dividends reinvested	34,683	–	744
Shares redeemed	(112,688)	(4,150)	–
Net increase in shares outstanding	161,734	132,071	155,636

Class L
Shares sold	525,916	230,991	1,286,522
Dividends reinvested	145,946	–	55,257
Shares redeemed	(1,566,052)	(440,408)	(486,215)
Net increase/(decrease) in shares outstanding	(894,190)	(209,417)	855,564

Investor Class
Shares sold	24,645	45,758	771,332
Dividends reinvested	61,817	–	25,694
Shares redeemed	(689,522)	(296,425)	(234,795)
Net increase/(decrease) in shares outstanding	(603,060)	(250,667)	562,231

116  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

	RiverFront Dynamic Equity Income Fund
	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Class A
Shares sold	530,316	490,350
Dividends reinvested	8,166	1,515
Shares redeemed	(393,279)	(4,028)
Net increase in shares outstanding	145,203	487,837

Class C
Shares sold	593,935	792,427
Dividends reinvested	10,526	1,704
Shares redeemed	(162,608)	(3,727)
Net increase in shares outstanding	441,853	790,404

Class I
Shares sold	484,688	283,008
Dividends reinvested	8,154	2,023
Shares redeemed	(158,669)	(1,529)
Net increase in shares outstanding	334,173	283,502

	RiverFront Global Allocation Fund
	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Class A
Shares sold	663,389	415,659
Dividends reinvested	6,128	963
Shares redeemed	(538,507)	(14,586)
Net increase in shares outstanding	131,010	402,036

Class C
Shares sold	437,383	769,684
Dividends reinvested	2,628	260
Shares redeemed	(291,982)	(2,938)
Net increase in shares outstanding	148,029	767,006

Class I
Shares sold	411,287	174,619
Dividends reinvested	3,591	1,544
Shares redeemed	(253,648)	(9,351)
Net increase in shares outstanding	161,230	166,812

	RiverFront Moderate Growth & Income Fund
	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Class A
Shares sold	1,379,834	1,221,781
Dividends reinvested	23,351	5,387
Shares redeemed	(604,739)	(131,124)
Net increase in shares outstanding	798,446	1,096,044

Class C
Shares sold	2,019,096	2,223,222
Dividends reinvested	23,356	6,978
Shares redeemed	(646,996)	(53,903)
Net increase in shares outstanding	1,395,456	2,176,297

Class I
Shares sold	1,088,980	706,293
Dividends reinvested	17,351	4,959
Shares redeemed	(609,818)	(30,836)
Net increase in shares outstanding	496,513	680,416

117  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2012, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	ALPS | Kotak India Growth Fund	Percentage
I	Kotak Mahindra, Inc.	46.52%

Class	ALPS | Red Rocks Listed Private Equity Fund	Percentage
A	Charles Scwab & Co.	27.38%
R	National Financial Services Corp.	26.20%

Class	ALPS | WMC Value Intersection Fund	Percentage
C	Barlow IRA	83.21%
I	Fidelity Investments Institutional	100.00%

Class	Clough China Fund	Percentage
A	Merrill Lynch	32.33%
C	Merrill Lynch	53.14%
I	Merrill Lynch	44.00%
I	John Peter Clay	26.85%

Class	Jefferies Asset Management Commodity Strategy Allocation Fund	Percentage
I	Merrill Lynch	25.93%

Class	RiverFront Global Growth Fund	Percentage
I	Baird RW FND LC MGD	47.69%
L	DCGT as TTEE and/or Custody	53.59%

Class	RiverFront Dynamic Equity Fund	Percentage
I	DCGT as TTEE and/or Custody	29.39%
I	Charles Scwab & Co.	26.34%

Class	RiverFront Global Allocation Fund	Percentage
I	Charles Scwab & Co.	32.59%

7. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI” or “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of each Fund’s business affairs. AAI has delegated daily management of the Funds listed below to the corresponding Sub-Adviser listed in the table below. Each Sub-Adviser manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Fund	Sub-Adviser
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC
ALPS | WMC Value Intersection Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
Jefferies Asset Management Commodity Strategy Allocation Fund	CoreCommodity Management, LLC (formerly Jefferies Asset Management, LLC)
RiverFront Global Growth Fund	RiverFront Investment Group, LLC
RiverFront Dynamic Equity Income Fund	RiverFront Investment Group, LLC
RiverFront Global Allocation Fund	RiverFront Investment Group, LLC
RiverFront Moderate Growth & Income Fund	RiverFront Investment Group, LLC

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee which is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

118  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

Fund	Contractual Management Fee
ALPS | Kotak India Growth Fund	1.25%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | WMC Value Intersection Fund	0.95%*
Clough China Fund	1.35%
Jefferies Asset Management Commodity Strategy Allocation Fund	0.85%
RiverFront Global Growth Fund	0.90%
RiverFront Dynamic Equity Income Fund	0.90%
RiverFront Global Allocation Fund	0.90%
RiverFront Moderate Growth & Income Fund	0.90%

*	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

Pursuant to an Investment Sub-advisory Agreement, the Adviser pays each sub-adviser an annual sub-advisory management fee which is based on each Fund’s average daily assets. The Adviser is required to pay all fees due to each sub-adviser out of the management fee the Adviser receives from each Fund. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.66%
ALPS | WMC Value Intersection Fund	First $250 Million	0.50%
	$250 Million-$500 Million	0.40%
	Over $500 Million	0.30%
Clough China Fund	All Asset Levels	0.90%
Jefferies Asset Management Commodity Strategy Allocation Fund	All Asset Levels	0.75%
RiverFront Global Growth Fund	All Asset Levels	0.60%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.60%
RiverFront Global Allocation Fund	All Asset Levels	0.60%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.60%

The Adviser and the Sub-Adviser have contractually agreed to limit the amount of each Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees (except Clough China Class A, Class C and Class I shares), shareholder service fees (except ALPS | Red Rocks Listed Private Equity Class A shares, ALPS | WMC Value Intersection Class A shares, and Clough China Class C shares), acquired fund fees and expenses, brokerage expenses, interest expense, short sale dividend expense, taxes and extraordinary expenses, that exceed the following annual rates below. These agreements are reevaluated on an annual basis based on the terms disclosed below.

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Term of Expense Limit Agreement
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	N/A	N/A	N/A	6/12/12 - 8/31/13
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	N/A	N/A	1.25%	6/12/12 - 8/31/13
ALPS | WMC Value Intersection Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	6/12/12 - 8/31/13
Clough China Fund	1.95%	2.70%	1.70%	N/A	N/A	N/A	6/12/12 - 8/31/13
Jefferies Asset Management Commodity
Strategy Allocation Fund	1.05%	1.05%	1.15%	N/A	N/A	N/A	6/12/12 - 8/31/13
RiverFront Global Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	N/A	6/12/12 - 12/31/12
RiverFront Dynamic Equity Income Fund	1.05%	1.05%	1.05%	N/A	N/A	N/A	6/12/12 - 8/31/13
RiverFront Global Allocation Fund	1.05%	1.05%	1.05%	N/A	N/A	N/A	6/12/12 - 8/31/13
RiverFront Moderate Growth & Income Fund	1.05%	1.05%	1.05%	N/A	N/A	N/A	6/12/12 - 8/31/13

The Adviser and Sub-Adviser have contractually agreed to reimburse Acquired Fund Fees and Expenses of the RiverFront Global Growth Fund.

The Adviser and each Sub-Adviser are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. Clough China Fund is not obligated to pay any such waived or reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived or reimbursed. The Jefferies Asset Management Commodity Strategy Allocation Fund is not obligated to pay any such

119  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

waived or reimbursed fees and expenses more than two years after the end of the fiscal year in which the fees or expenses were waived or reimbursed. The ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Value Intersection Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund are not obligated to pay any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were waived or reimbursed. At April 30, 2012, the Adviser and Sub-Adviser may seek reimbursement of previously waived and reimbursed fees as follows:

	Expires 2013		Expires 2014	Expires 2015	Total
ALPS | Kotak India Growth Fund	$	N/A	$110,596	$376,235	$486,831
ALPS | Red Rocks Listed Private Equity Fund		N/A	N/A	296,866	296,866
ALPS | WMC Value Intersection Fund		N/A	N/A	127,336	127,336
Clough China Fund		N/A	N/A	118,784	118,784
Jefferies Asset Management Commodity Strategy Allocation Fund		N/A	298,479	248,308	546,787
RiverFront Global Growth Fund		151,401	171,374	369,241	692,016
RiverFront Dynamic Equity Income Fund		N/A	57,541	100,877	158,418
RiverFront Global Allocation Fund		N/A	72,197	103,414	175,611
RiverFront Moderate Growth & Income Fund		N/A	70,572	117,686	188,258

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, and RiverFront Moderate Growth & Income Fund (collectively the “RiverFront Funds”). ALPS has contractually agreed to waive its administrative fees, billed monthly at a rate of 0.10%, based on each RiverFront Fund’s average daily net assets, annualized, pursuant to an Administrative Agreement. The Administrative Agreement is currently in effect with ALPS through August 31, 2012 and will be reevaluated on an annual basis thereafter.

ALPS Distributors, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Class A, Class C, Class R (ALPS |Red Rocks Listed Private Equity Fund only), and Investor Class (RiverFront Long-Term Growth Fund only) shares. The Plan allows a Fund to use Class A, Class C, Class R and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C, Class R and Investor Class shares and/or the provision of shareholder services to Class A, Class C, Class R and Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C, Class R and Investor Class shares of a Fund, if any, as their funding medium and for related expenses. The Plan permits a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A and Investor Class shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares. Because these fees are paid out of a Fund’s Class A, Class C, Class R and Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C, Class R and Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges.

The ALPS | Kotak India Growth Fund Class A and Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class A and Class C shares, ALPS | WMC Value Intersection Fund Class C shares, Clough China Fund Class C shares, Jefferies Commodity Strategy Allocation Fund Class A and Class C shares, RiverFront Long-Term Growth Fund Class C shares, RiverFront Long-Term Growth & Income Fund Class C shares, RiverFront Moderate Growth Fund Class C shares, and the RiverFront Moderate Growth & Income Fund Class C shares have adopted a shareholder services plan (“Shareholder Services Plan”). Under the Shareholder Services Plan for each Fund, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for ALPS | Kotak India Growth Fund Class A shares, ALPS | Red Rocks Listed Private Equity Fund Class A shares, and Jefferies Commodity Strategy Allocation Fund Class A shares, and not to exceed 0.25% for the ALPS | Kotak India Growth Fund Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class C shares, ALPS | WMC Value Intersection Fund Class C shares, Clough China Fund Class C shares, Jefferies Commodity Strategy Allocation Fund Class C shares, RiverFront Long-Term Growth Fund Class C shares, RiverFront Long-Term Growth & Income Fund Class C shares, RiverFront Moderate Growth Fund Class C shares, and RiverFront Moderate Growth & Income Fund Class C shares of the average daily net asset value of the Class A shares and Class C shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statement of Operations.

120  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assists in the Funds’ operations.

The Annual Administrative Fee is based on each Fund’s average daily net assets and will be billed monthly, at the following:

Fund	Average Daily Net Assets of the Fund	Annual Administrative Fee
ALPS | Kotak India Growth Fund	All Asset Levels	0.15%
ALPS | Red Rocks Listed Private Equity Fund	First $500 Million	0.08%
	$500 Million - $1 Billion	0.06%
	Over $1 Billion	0.04%
ALPS | WMC Value Intersection Fund	All Asset Levels	0.15%
Clough China Fund	All Asset Levels	0.15%
Jefferies Asset Management Commodity Strategy Allocation Fund	All Asset Levels	0.10%*
RiverFront Global Growth Fund	All Asset Levels	0.10%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.10%
RiverFront Global Allocation Fund	All Asset Levels	0.10%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.10%
* Subject to a minimum annual fee of $57,140.

8. TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

RiverFront Global Growth Fund

Security Name	Share Balance May 1, 2011	Purchases	Sales	Share Balance April 30, 2012	Dividend Income	Realized Gain/(Loss)	Market Value April 30, 2012
Consumer Discretionary Select Sector SPDR® Fund	-	22,056	4,532	17,524	$6,760	$13,596	$799,270
Financial Select Sector SPDR® Fund	38,418	30,829	69,247	-	-	(180,825)	-
Health Care Select Sector SPDR® Fund	-	24,074	9,208	14,866	12,861	(18,812)	557,624
					$19,621	$(186,041)	$1,356,894

RiverFront Dynamic Equity Income Fund

Security Name	Share Balance May 1, 2011	Purchases	Sales	Share Balance April 30, 2012	Dividend Income	Realized Gain/(Loss)	Market Value April 30, 2012
Utilities Select Sector SPDR® Fund	-	17,598	95	17,503	$2,821	$(131)	$624,157
Health Care Select Sector SPDR® Fund	-	15,534	492	15,042	9,645	(1,593)	564,225
					$12,466	$(1,724)	$1,188,382

RiverFront Global Allocation Fund

Security Name	Share Balance May 1, 2011	Purchases	Sales	Share Balance April 30, 2012	Dividend Income	Realized Gain/(Loss)	Market Value April 30, 2012
Consumer Discretionary Select Sector SPDR® Fund	-	7,949	1,956	5,993	$2,570	$8,815	$273,341
Financial Select Sector SPDR® Fund	7,128	16,108	23,236	-	-	(49,965)	-
Health Care Select Sector SPDR® Fund	-	7,380	1,792	5,588	4,364	125	209,606
					$6,934	$(41,025)	$482,947

121  |  April 30, 2012

Notes to Financial Statements

April 30, 2012

RiverFront Moderate Growth & Income Fund

Security Name	Share Balance May 1, 2011	Purchases	Sales	Share Balance April 30, 2012	Dividend Income	Realized Gain/(Loss)	Market Value April 30, 2012
Utilities Select Sector SPDR® Fund	-	36,892	-	36,892	$6,063	$-	$1,315,569
Health Care Select Sector SPDR® Fund	-	33,164	-	33,164	20,051	-	1,243,982
					$26,114	$-	$2,559,551

The above securities are deemed affiliated investment companies because the Fund’s Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by ADI from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as ADI acts as the distributor to the Fund and the Underlying Sector ETFs.

Payment by Affiliates: During the year ended April 30, 2012, the ALPS | Red Rocks Listed Private Equity Fund was reimbursed $1,013 by Red Rocks Capital LLC for a trading error.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

122  |  April 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Value Intersection Fund, Clough China Fund, RiverFront Global Growth Fund (formerly known as “RiverFront Long-Term Growth Fund”), RiverFront Dynamic Equity Fund (formerly known as “RiverFront Long-Term Growth & Income Fund”), RiverFront Global Allocation Fund (formerly known as “RiverFront Moderate Growth Fund”) and RiverFront Moderate Growth & Income Fund, seven of the portfolios of Financial Investors Trust (the “Trust”), as of April 30, 2012, and the related statements of operations for the year then ended; the statements of changes in net assets for each of the two years in the period ended April 30, 2012 for the ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Value Intersection Fund, and Clough China Fund, for the year ended April 30, 2012, the period January 1, 2011 to April 30, 2011, and for the year ended December 31, 2010 for the RiverFront Global Growth Fund, for the year ended April 30, 2012 and for the period August 2, 2010 (inception) to April 30, 2011 for the RiverFront Dynamic Equity Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund; and the financial highlights for the periods presented for the ALPS | Red Rocks Listed Private Equity Fund, RiverFront Dynamic Equity Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund, for the two years in the period ended April 30, 2012, the period January 1, 2010 to April 30, 2010 and for the year ended December 2009 for ALPS | WMC Value Intersection Fund, for the two years ended April 30, 2012 and the period August 1, 2009 to April 30, 2010 for Clough China Fund, for the year ended April 30, 2012, the period January 1, 2011 to April 30, 2011 and the year ended December 31, 2010 for RiverFront Global Growth Fund. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated statements of investments, of ALPS | Kotak India Growth Fund and Jefferies Asset Management Commodity Strategy Allocation Fund, two of the portfolios of the Trust, as of April 30, 2012, and the related consolidated statements of operations for the year then ended; and the consolidated statements of changes in net assets and the financial highlights for the year ended April 30, 2012 and the period February 14, 2011 (Inception) to April 30, 2011 for ALPS | Kotak India Growth Fund, and for the year ended April 30, 2012 and the period June 29, 2010 (inception) to April 30, 2011 for Jefferies Asset Management Commodity Strategy Allocation Fund. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the ALPS | WMC Value Intersection Fund for each of the two years in the period ended December 31, 2008, were audited by other auditors whose report, dated February 17, 2009, expressed an unqualified opinion on such financial highlights. The financial highlights of the Clough China Fund for each of the three years in the period ended July 31, 2009, were audited by other auditors whose report, dated September 21, 2009, expressed an unqualified opinion on such financial highlights. The financial highlights for RiverFront Global Growth Fund, for the year ended December 31, 2009 and the period October 28, 2008 (Inception) through December 31, 2008, were audited by other auditors whose report, dated February 26, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Financial Investors Trust, as of April 30, 2012, the results of their operations for the year then ended; the changes in their net assets for each of the two years in the period ended April 30, 2012 for the ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Intersection Fund, and Clough China Fund, for the year ended April 30, 2012, period January 1, 2011 to April 30, 2011, and the year ended December 31, 2010 for RiverFront Global Growth Fund, for the year ended April 30, 2012 and for the period August 2, 2010 (inception) to April 30, 2011 for the RiverFront Dynamic Equity Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund, for the year ended April 30, 2012 and for the period February 14, 2011 (inception) to April 30, 2011 for ALPS | Kotak India Growth Fund, and for the year ended April 30, 2012 and the period June 29, 2010 (inception) to April 30, 2011 for the Jefferies Asset Management Commodity Strategy Allocation Fund: and the financial highlights for the periods presented for the ALPS | Red Rocks Listed Private Equity Fund, RiverFront Dynamic Equity Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund, for the two years ended April 30, 2012, the period January 1, 2010 to April 30, 2010 and for the year ended December 2009 for ALPS | WMC Value Intersection Fund, for the two years ended April 30, 2012 and the period August 1, 2009 to April 30, 2010 for Clough China Fund, for the year ended April 30, 2012, the period January 1, 2011 to April 30, 2011, and for the year ended December 31, 2010 for RiverFront Global Growth Fund, for the year ended April 30, 2012 and the period February 14, 2011 (inception) to April 30, 2011 for the ALPS | Kotak India Growth Fund, and for the year ended April 30, 2012 and the period June 29, 2010 (inception) to April 30, 2011 for the Jefferies Asset Management Commodity Strategy Allocation Fund, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2012

123  |  April 30, 2012

Disclosure of Fund Expenses

April 30, 2012 (Unaudited)

As a shareholder of the Funds, you will incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2011 and held until April 30, 2012.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table on the next page is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expense Ratio(a)	Expense Paid During Period 11/1/11 - 4/30/12(b)
ALPS | Kotak India Growth Fund (c)
Class A
Actual	$ 1,000.00	$ 948.80	2.00%	$ 9.69
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.92	2.00%	$ 10.02

Class C
Actual	$ 1,000.00	$ 946.20	2.60%	$ 12.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,011.93	2.60%	$ 13.01

Class I
Actual	$ 1,000.00	$ 950.10	1.60%	$ 7.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.91	1.60%	$ 8.02

ALPS | Red Rocks Listed Private Equity Fund
Class A
Actual	$ 1,000.00	$ 1,049.30	1.50%	$ 7.64
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.40	1.50%	$ 7.52

Class C
Actual	$ 1,000.00	$ 1,045.90	2.25%	$ 11.45
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.67	2.25%	$ 11.26

Class I
Actual	$ 1,000.00	$ 1,049.80	1.25%	$ 6.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.65	1.25%	$ 6.27

Class R
Actual	$ 1,000.00	$ 1,049.00	1.75%	$ 8.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.16	1.75%	$ 8.77

124  |  April 30, 2012

Disclosure of Fund Expenses

April 30, 2012 (Unaudited)

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expense Ratio(a)	Expense Paid During Period 11/1/11 - 4/30/12(b)
ALPS | WMC Value Intersection Fund

Class A
Actual	$ 1,000.00	$ 1,113.40	1.40%	$ 7.36
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.90	1.40%	$ 7.02

Class C
Actual	$ 1,000.00	$ 1,110.80	2.15%	$ 11.28
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.17	2.15%	$ 10.77

Class I
Actual	$ 1,000.00	$ 1,114.30	1.15%	$ 6.05
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.14	1.15%	$ 5.77

Clough China Fund
Class A
Actual	$ 1,000.00	$ 1,072.10	1.95%	$ 10.05
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.17	1.95%	$ 9.77

Class C
Actual	$ 1,000.00	$ 1,068.00	2.70%	$ 13.88
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,011.44	2.70%	$ 13.50

Class I
Actual	$ 1,000.00	$ 1,073.40	1.70%	$ 8.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.41	1.70%	$ 8.52

Jefferies Asset Management Commodity Strategy Allocation Fund (d)
Class A
Actual	$ 1,000.00	$ 978.10	1.45%	$ 7.13
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.65	1.45%	$ 7.27

Class C
Actual	$ 1,000.00	$ 974.40	2.05%	$ 10.06
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.67	2.05%	$ 10.27

Class I
Actual	$ 1,000.00	$ 979.40	1.15%	$ 5.66
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.14	1.15%	$ 5.77

RiverFront Global Growth Fund
Class A
Actual	$ 1,000.00	$ 1,072.20	0.58%	$ 2.99
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.98	0.58%	$ 2.92

Class C
Actual	$ 1,000.00	$ 1,068.50	1.45%	$ 7.46
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.65	1.45%	$ 7.27

Class I
Actual	$ 1,000.00	$ 1,073.60	0.48%	$ 2.47
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.48	0.48%	$ 2.41

125  |  April 30, 2012

Disclosure of Fund Expenses

April 30, 2012 (Unaudited)

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expense Ratio(a)	Expense Paid During Period 11/1/11 - 4/30/12(b)
Class L
Actual	$ 1,000.00	$ 1,073.80	0.37%	$ 1.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.02	0.37%	$ 1.86

Investor Class
Actual	$ 1,000.00	$ 1,071.80	0.58%	$ 2.99
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.98	0.58%	$ 2.92

RiverFront Dynamic Equity Income Fund
Class A
Actual	$ 1,000.00	$ 1,063.40	1.30%	$ 6.67
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.30%	$ 6.52

Class C
Actual	$ 1,000.00	$ 1,059.30	2.05%	$ 10.50
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.67	2.05%	$ 10.27

Class I
Actual	$ 1,000.00	$ 1,065.00	1.05%	$ 5.39
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.64	1.05%	$ 5.27

RiverFront Global Allocation Fund
Class A
Actual	$ 1,000.00	$ 1,066.20	1.30%	$ 6.68
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.30%	$ 6.52

Class C
Actual	$ 1,000.00	$ 1,062.90	2.05%	$ 10.51
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.67	2.05%	$ 10.27

Class I
Actual	$ 1,000.00	$ 1,067.60	1.05%	$ 5.40
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.64	1.05%	$ 5.27

RiverFront Moderate Growth & Income Fund
Class A
Actual	$ 1,000.00	$ 1,056.00	1.30%	$ 6.65
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.30%	$ 6.52

Class C
Actual	$ 1,000.00	$ 1,050.50	2.05%	$ 10.45
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.67	2.05%	$ 10.27

Class I
Actual	$ 1,000.00	$ 1,056.30	1.05%	$ 5.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.64	1.05%	$ 5.27

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

(c)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary), exclusive of subsidiary’s management fee.
(d)	Includes expenses of the Jefferies Asset Management Cayman Trust (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.

126  |  April 30, 2012

Additional Information

April 30, 2012 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2011:

	Qualified Dividend Income	Dividend Received Deduction
ALPS | Kotak India Growth Fund	0.00%	0.00%
ALPS | Red Rocks Listed Private Equity Fund	8.78%	1.41%
ALPS | WMC Value Intersection Fund	100.00%	100.00%
Clough China Fund	0.00%	0.00%
Jefferies Asset Management Commodity Strategy Allocation Fund	4.67%	2.35%
RiverFront Global Growth Fund	16.41%	15.88%
RiverFront Dynamic Equity Income Fund	82.50%	75.33%
RiverFront Global Allocation Fund	72.23%	70.56%
RiverFront Moderate Growth & Income Fund	65.25%	58.76%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Jefferies Asset Management Commodity Strategy Allocation Fund, the RiverFront Global Growth Fund and the RiverFront Global Allocation Fund designated $639,478, $1,500,914 and $6,669 respectively as long-term capital gain dividends.

127  |  April 30, 2012

Trustees and Officers

April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Mary K. Anstine, age 71	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	29	Ms. Anstine is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	20	None.

Jeremy W. Deems, age 35	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	29	Mr. Deems is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront or Kotak provides investment advisory services.

128  |  April 30, 2012

Trustees and Officers

April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	23	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell , age 41	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront or Kotak provides investment advisory services.

129  |  April 30, 2012

Trustees and Officers

April 30, 2012 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee

Edmund J. Burke, age 51	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	25	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront or Kotak provides investment advisory services.

130  |  April 30, 2012

Trustees and Officers

April 30, 2012 (Unaudited)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Jeremy O. May, age 42	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, age 50	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds.
Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and the Transparent Value Trust.

Kimberly R. Storms, age 40	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940. Ms. Storms is also Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, CoreCommodity Management, RiverFront or Kotak provides investment advisory services.

131  |  April 30, 2012

Intentionally Left Blank

The Management Commentaries included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus.

ALPS Distributors, Inc., distributor.	ALP000417

Annual Report | April 30, 2012

www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2012 (Unaudited)

Dear Shareholders:

We are pleased to report that both the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund delivered strong results during the six months ending April 30, 2012. Much more important, we have produced positive long-term results. Both funds delivered positive returns and exceeded the returns of their respective benchmarks, net of fees. We have more good news. The Vulcan Value Partners Fund’s results have attracted some welcome attention. We are pleased to share that The Wall Street Journal recently recognized Vulcan Value Partners Fund (VVPLX) on its list of “Category Kings”.

In our previous letters to shareholders, we told you that our time-horizon was five years and that yours should be also when evaluating our results. When we wrote that letter we were highly confident that the execution of our investment philosophy would produce good long-term results but we had no idea we would be “stress tested” with the conditions that have existed in recent years. We are gratified that we were able to protect capital in down markets and produce good returns in rising markets.^

What are the building blocks of this success?

1.

Our research team consisting of Allen Cox, Bruce Donnellan, Mac Dunbar, Anne Jones, Hampton McFadden, and myself brings diverse perspectives with both public market and private market investing backgrounds and a wealth of value investing experience to bear. Our team is committed to our investment process and passionate about executing it.

2.	Our entire firm is dedicated to supporting the research team and allowing us to work without distraction by performing their respective roles with excellence.
3.

Our culture reinforces our mission. Vulcan Value Partners runs on positive energy. Everything from our simple ethics policy – everyone at Vulcan Value Partners is required to invest in publicly traded equities exclusively through Vulcan – to our compensation system, supports a culture of execution.

4.

Our clients: You have listened to us and have been wonderful long-term partners. Your stable capital has allowed us to make sound long-term investments when we believed others were irrationally selling fantastic businesses at extremely attractive prices.

Several of our top contributors were purchased late last year. They include Franklin Resources, Intercontinental Hotels Group, and Bank of New York Mellon. What do these businesses have in common? They all possess sustainable competitive advantages that allow them to produce free cash flow(a) and grow their bottom lines at the same time. Because they generate more capital than they require to finance their growth they have very strong balance sheets. We believe that it is this combination of positive attributes that keeps their values inherently stable and also allows their value to grow consistently over time. When there is stock price volatility we are able to move quickly and take advantage of the resulting price to value discount. By closely following businesses with these characteristics and not wasting our time following lesser businesses we are able to execute our investment philosophy which greatly enhances the potential of our returns.

While we are pleased with our past we are focused on the future. We feel that the foundation of our results has gotten stronger. We are confident that our organization is better, our research team is more productive, and our client base consists of long-term investors who have hired us for the right

Annual | April 30, 2012	1

Shareholder Letter

April 30, 2012 (Unaudited)

reasons instead of performance alone. Both funds are virtually fully invested in high-quality companies, our estimate of whose values are stable and rising. Their values are stable but not stagnant. Our companies have been able to consistently compound their values in good times and bad. In fact, in the aggregate our companies continue to produce results that are much better than the relatively poor macro-economic headlines suggest should be possible. Our analysis concludes that they are undervalued and under-appreciated by the market relative to their outstanding businesses. We are confident that the resulting margin of safety in terms of value over price reduces risk over our investment horizon. Undoubtedly, there will be continued market volatility. We look forward to it. We are well positioned to take advantage of stock price volatility because our estimate of the value of our companies is stable and you provide us with stable capital to take advantage of market disruptions.

We have no prediction about our prospects or the direction of the market over the next twelve months. However, we are enthusiastic about our ability to meet our goal of both protecting and compounding capital at above average rates over the next five years.

Vulcan Value Partners Fund Review

There were a number of material contributors to performance during the six months ending April 30, 2012 and no material detractors to performance. We generally define material contributors and detractors as companies having a greater than 1% impact on the portfolio.

During the past six months we purchased 5 new positions and exited 5. The 5 companies we sold were high quality businesses and all were discounted to our estimate of fair value.(b) We sold them because we were able to buy what we believe to be even better businesses at even more substantial discounts to our estimate of fair value. The most difficult decisions were not what to buy but what to sell to pay for our new companies.

We exited Proctor and Gamble, Comcast, DIRECTV, Texas Instruments and C.R. Bard. We sold Proctor and Gamble, Texas Instruments and C.R. Bard to redeploy capital into companies we believe to be more discounted. We sold Comcast and DIRECTV for the same reason but also because we have become increasingly concerned that their competitive position could begin to erode as more and more viable media distribution offerings emerge. We are hyper focused on competitive entrenchment. If a company’s competitive position begins to erode we want to sell it before we see it in the numbers. DIRECTV deserves special mention. It was a fantastic investment for us. We purchased it at a compelling discount to our estimate of fair value and added to our position over time because we believe its value consistently grew through both operational execution and outstanding capital allocation. We are grateful to DIRECTV’s board and management team for the outstanding job they did while we were shareholders. Both Texas Instruments and C.R. Bard delivered good results for us, compounding their values steadily while we owned them. Their stock prices compounded at higher rates than our estimate of their underlying values so our discipline requires us to sell them when the resulting margin of safety shrinks.

We purchased Franklin Resources, Fiserv, Intercontinental Hotel Group, Unilever and Tesco PLC. These are companies that we have followed for many years, some even decades, that are rarely discounted. They are all leaders in their respective industries, are extremely well managed, generate substantial free cash flow, have strong balance sheets, and consistently grow their values. Intercontinental Hotel Group, Unilever and Tesco PLC are domiciled outside the U.S. and are global in

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2012 (Unaudited)

scale. Franklin Resources, which is domiciled in the U.S., has substantial exposure to overseas markets. Fiserv is the only new purchase we made whose business is U.S. centric.

Each of these new purchases is more competitively entrenched today than they were several years ago. Moreover, four out of the five have better growth opportunities today than they did a decade ago because they serve substantial new markets outside the U.S. that were not nearly as meaningful to their business ten years ago. We look forward to enjoying many years of steady compounding from these extraordinary businesses we purchased at significant discounts to our estimate of fair value.

Apple deserves special mention because it received a lot of press as it became the largest company in the world in terms of market capitalization. Some have asked us why a value investor would own a growth stock like Apple. Well, Apple does grow faster than most businesses and much faster than most businesses of its size. It also happens to be compellingly discounted compared to our estimate of its value. At the beginning of 2012, Apple was selling at a single-digit price to earnings ratio,(c) after adjusting for cash on its balance sheet. That valuation level was absurd for a company of Apple’s quality and growth prospects. We believe Apple is less discounted today than it was several months ago but its value continues to grow at much higher rates than we use to derive its value.

Apple is an extreme case but our portfolios are full of companies that are growing their values. We believe we pay relatively little for this growth, which is why we are value investors. Because we demand a discount of price to estimated value we have two powerful forces working in our favor. One is the potential for consistent compounding of our companies’ intrinsic values. Our companies’ values grow both from higher levels of aggregate profits and also from the production of free cash flow. Very few companies can do both. We are confident that all of ours can do both over our five-year time horizon. The second force driving our returns is the closing of the price to value gap. The timing of this closing is unpredictable, which is why we are patient, long-term investors. In fact, we prefer for the gap between our estimate of value and the market price to be as wide as possible because it reduces risk in the portfolio by increasing the margin of safety. As long as our estimate of intrinsic values are stable and growing we are happy to own and buy more of our wonderful businesses if their stock prices do not keep pace with their underlying values.

We are virtually fully invested in the Vulcan Value Partners Fund and continue to find qualifying investments.

Vulcan Value Partners Small Cap Fund Review

There were a number of material contributors to performance and no material detractors to performance. We generally define material contributors and detractors as companies having a greater than 1% impact on the portfolio.

We bought three new companies, Navigator’s Group, Universal Technical Institute and Netspend and exited two companies Markel Corp and Discovery Communications.

The top 4 contributors to performance were Bolt Technology, Heartland Payment Systems, Jarden and Fair Isaac. Heartland Payment Systems and Fair Isaac are both companies that serve the financial services industry but neither are commercial banks. Instead, they have strong balance sheets and generate high levels of free cash flow. They are both very well managed and were able to improve their competitive positions during the financial crisis. Conditions in the financial services industry,

Annual | April 30, 2012	3

Shareholder Letter

April 30, 2012 (Unaudited)

especially with regard to the commercial banks, are still challenging. Owning these companies allows us the opportunity to capture a revenue stream from the financial services industry without taking on the balance sheet risk that continues to challenge the industry. Fair Isaac and Heartland Payment Systems have performed well in spite of industry headwinds. We are optimistic about their ability to compound their values at even higher rates as industry conditions gradually improve.

Jarden is a wonderful company with leading consumer brands in a number of categories, especially in outdoor related areas. These brands include Coleman, K2, Marmot, Berkley, and Rawlings among others. Jarden grew its bottom line at double-digit rates and produced high levels of free cash flow in 2011. Consequently, its value grew meaningfully. In contrast, its stock price declined over 10%. Jarden’s management team responded by announcing and executing a Dutch tender auction resulting in roughly a 13% reduction in shares outstanding. These shares were purchased at a substantial discount to our estimate of Jarden’s intrinsic value which means that Jarden’s intrinsic value per share is now substantially higher than before the Dutch tender auction.

We applaud Jarden’s management team. Operationally, they delivered outstanding results in a still weak economy. They produced high levels of free cash flow and grew the company’s value at double-digit rates. Then, through intelligent capital allocation they took advantage of the substantial gap between the company’s share price and intrinsic value by executing a large share repurchase program, further improving Jarden’s value per share. We are fortunate to own this wonderful business run by outstanding business partners.

NetSpend is a new purchase. We would not have been able to buy this outstanding company at such attractive prices without the combined efforts of our research team and our head trader, Anne Jones. Anne and our research team work closely together to execute our investment philosophy. NetSpend was so discounted to our estimate of fair value when we made the decision to purchase it, we feared that we would not have long to make purchases at prices we wanted to pay. Anne, who is the only trader I am aware of anywhere who is a true value investor, understood the discount and acted accordingly. Thank you, Anne.

NetSpend is yet another financial services company that is not a commercial bank but operates around the edges of the banking industry. The company has a superior business model that produces strong free cash flow without financial leverage. NetSpend is a leader in providing prepaid debit cards that can substitute for checking accounts. Their customer base primarily consists of lower income workers who are un-banked or are under-banked because banks do not want to serve them. This market has expanded because these customers are not profitable for commercial banks in the wake of the Dodd-Frank financial reform bill. We believe NetSpend provides a superior product at a lower cost than commercial banks and is capturing market share in a large, underserved market.

We also sold Markel Corp. and Discovery Communications to redeploy capital into companies we believe to be more discounted.

We are virtually fully invested in the Vulcan Value Partners Small Cap Fund and continue to find qualifying investments.

4	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2012 (Unaudited)

Closing

I could not be happier with our progress over the last six months. We have an energetic, talented group of individuals that love what they do and are very good at doing it. We have an equally impressive group of clients that have hired us for the right reasons and are a pleasure to work with. Our funds are fully invested in businesses we that are steadily growing their business values. We enjoy a substantial margin of safety in terms of value over price. We are looking forward with confidence in the long term.

Thank you for the confidence you have placed in us.

Sincerely,

C.T. Fitzpatrick

Chief Investment Officer

^	See pages 6 and 9 for performance returns as of April 30, 2012.
(a)	Free cash flow – the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.
(b)	Fair value – the estimated value of all assets and liabilities of an acquired company used to consolidate the financial statements of both companies.
(c)	Price to earnings ratio – A valuation ratio of a company’s current share price compared to its per-share earnings.

Mac Dunbar is a Registered Representative of ALPS Distributors, Inc.

Stock markets, especially foreign markets, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Value stocks can perform differently from the market as a whole. They can remain undervalued by the market for long periods of time. Funds that emphasize investments in smaller companies generally experience greater price volatility.

The Shareholder Letter included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Annual | April 30, 2012	5

Fund Overview

April 30, 2012 (Unaudited)

VULCAN VALUE PARTNERS FUND

Average Annual Total Returns (as of 04/30/2012)

	1	Since	Expense Ratios**
	Year	Inception*	Gross	Net***
Vulcan Value Partners Fund	12.73%	12.66%	2.02%	1.51%
S&P 500® Total Return	4.76%	11.96%
Russell 1000® Value Index	1.03%	10.54%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less that 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund Inception date of 12/30/09.

**	The gross and net expense ratios are as stated in the “Fees and Expenses of the Fund” in the Fund’s current prospectus.

***

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has given a contractual agreement to the Fund that to the extent the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) with respect to the Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.50% of the Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to the Fund for the fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This agreement is in effect through August 31, 2013. Without this agreement, expenses could be higher. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.50% of the Fund’s average daily net assets during any fiscal year following such fiscal year.

6	www.vulcanvaluepartners.com

Fund Overview

April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund Inception date of 12/30/09.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

(2)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)

Annual | April 30, 2012	7

Disclosure of Fund Expenses

April 30, 2012 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2011 and held until April 30, 2012.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expense Ratio(a)	Expenses Paid During period 11/1/11 - 4/30/12(b)
Actual	$ 1,000.00	$ 1,168.40	1.50%	$ 8.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.40	1.50%	$ 7.52

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366.

8	www.vulcanvaluepartners.com

Fund Overview

April 30, 2012 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Average Annual Total Returns (as of 04/30/2012)

	1	Since	Expense Ratios**
	Year	Inception*	Gross	Net***
Vulcan Value Partners Small Cap Fund	2.10%	17.00%	2.51%	1.51%
Russell 2000® Value Index	-4.06%	11.00%
Russell 2000® Index	-4.25%	12.96%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund Inception date of 12/30/09.

**	The gross and net expense ratios are as stated in the “Fees and Expenses of the Fund” in the Fund’s current prospectus.

***

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has given a contractual agreement to the Fund that to the extent the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) with respect to the Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.50% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to the Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This agreement is in effect through August 31, 2013. Without this agreement, expenses could be higher. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.50% of the Fund’s average daily net assets during any fiscal year following such fiscal year.

Annual | April 30, 2012	9

Fund Overview

April 30, 2012 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund Inception date of 12/30/09.

(1)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

(2)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2012 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2011 and held until April 30, 2012.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expense Ratio(a)	Expenses Paid During period 11/1/11 - 4/30/12(b)
Actual	$ 1,000.00	$ 1,163.40	1.50%	$ 8.07
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.40	1.50%	$ 7.52

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366.

Annual | April 30, 2012	11

Statement of Investments	Vulcan Value Partners Fund

April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (93.43%)
Communications (20.70%)
Internet (5.24%)
Google, Inc., Class A	10,839	$6,560,088

Media (12.84%)
Discovery Communications, Inc., Class C(a)	116,710	5,799,320
Time Warner, Inc.	133,010	4,982,554
The Walt Disney Co.	122,338	5,273,991

		16,055,865

Telecommunications (2.62%)
Cisco Systems, Inc.	162,545	3,275,282

TOTAL COMMUNICATIONS		25,891,235

Consumer, Cyclical (4.81%)
Lodging (4.81%)
Intercontinental Hotels Group PLC, ADR	252,174	6,021,915

TOTAL CONSUMER, CYCLICAL		6,021,915

Consumer, Non-cyclical (20.51%)
Beverages (6.40%)
The Coca-Cola Co.	68,334	5,215,251
Diageo PLC, Sponsored ADR	27,509	2,781,710

		7,996,961

Commercial Services (7.25%)
Mastercard, Inc., Class A	8,020	3,627,205
Visa, Inc., Class A	44,249	5,441,742

		9,068,947

Food (4.94%)
TESCO PLC	601,705	3,098,781
Unilever NV, New York Registry Shares	89,621	3,078,481

		6,177,262

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2012

	Shares	Value (Note 2)
Healthcare-Products (1.92%)
Medtronic, Inc.	62,969	$2,405,416

TOTAL CONSUMER, NON-CYCLICAL		25,648,586

Financials (21.23%)
Banks (4.83%)
The Bank of New York Mellon Corp.	255,547	6,043,687

Diversified Financial Services (8.63%)
Franklin Resources, Inc.	50,889	6,387,078
The NASDAQ OMX Group, Inc.(a)	179,136	4,401,372

		10,788,450

Insurance (7.77%)
The Chubb Corp.	65,489	4,785,281
Everest Re Group, Ltd.	49,820	4,937,162

		9,722,443

TOTAL FINANCIALS		26,554,580

Industrials (12.86%)
Aerospace/Defense (3.82%)
United Technologies Corp.	58,514	4,777,083

Miscellaneous Manufacturers (9.04%)
Dover Corp.	100,658	6,307,231
Parker Hannifin Corp.	57,080	5,005,345

		11,312,576

TOTAL INDUSTRIALS		16,089,659

Technology (13.32%)
Computers (6.50%)
Apple, Inc.(a)	13,915	8,129,700

Software (6.82%)
Fiserv, Inc.(a)	43,119	3,030,834

Annual | April 30, 2012	13

Statement of Investments	Vulcan Value Partners Fund

April 30, 2012

		Shares	Value (Note 2)
Software (continued)
Microsoft Corp.		171,831	$5,502,029

			8,532,863

TOTAL TECHNOLOGY			16,662,563

TOTAL COMMON STOCKS (Cost $95,139,745)			116,868,538

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (6.49%)
Money Market Fund (6.49%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.010%	8,112,613	8,112,613

TOTAL SHORT TERM INVESTMENTS (Cost $8,112,613)			8,112,613

TOTAL INVESTMENTS (99.92%) (Cost $103,252,358)			$124,981,151

Other Assets In Excess Of Liabilities (0.08%)			105,997

NET ASSETS (100.00%)			$125,087,148

(a)	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Accompanying Notes to Financial Statements.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (95.16%)
Basic Materials (3.99%)
Chemicals (3.99%)
KMG Chemicals, Inc.	92,898	$1,601,561

TOTAL BASIC MATERIALS		1,601,561

Consumer, Cyclical (16.74%)
Leisure Time (4.00%)
Interval Leisure Group, Inc.	92,789	1,603,394

Retail (12.74%)
Jos A Bank Clothiers, Inc.(a)	38,578	1,834,384
Nathan’s Famous, Inc.(a)	80,059	1,920,615
Sonic Corp.(a)	187,757	1,355,606

		5,110,605

TOTAL CONSUMER, CYCLICAL		6,713,999

Consumer, Non-cyclical (15.49%)
Commercial Services (10.27%)
Heartland Payment Systems, Inc.	25,135	765,864
Towers Watson & Co., Class A	25,231	1,650,107
Universal Technical Institute, Inc.	141,913	1,702,956

		4,118,927

Household Products/Wares (5.22%)
Jarden Corp.	49,948	2,094,319

TOTAL CONSUMER, NON-CYCLICAL		6,213,246

Energy (4.24%)
Oil & Gas Services (4.24%)
Bolt Technology Corp.	119,215	1,701,198

TOTAL ENERGY		1,701,198

Financials (33.38%)
Diversified Financial Services (16.94%)
Eaton Vance Corp.	70,985	1,866,905
Janus Capital Group, Inc.	188,353	1,427,716
The NASDAQ OMX Group, Inc.(a)	67,403	1,656,092

Annual | April 30, 2012	15

Statement of Investments	Vulcan Value Partners Small Cap Fund
April 30, 2012

	Shares	Value (Note 2)
Diversified Financial Services (continued)
Netspend Holdings, Inc.(a)	241,472	$1,842,431

		6,793,144

Insurance (16.44%)
Endurance Specialty Holdings, Ltd.	47,702	1,916,666
Everest Re Group, Ltd.	18,410	1,824,431
The Navigators Group, Inc.(a)	38,005	1,805,238
ProAssurance Corp.	11,866	1,045,276

		6,591,611

TOTAL FINANCIALS		13,384,755

Industrials (13.35%)
Electronics (4.90%)
Ituran Location and Control, Ltd.	146,157	1,964,350

Hand & Machine Tools (1.49%)
Lincoln Electric Holdings, Inc.	12,183	597,089

Machinery-Diversified (4.00%)
IDEX Corp.	24,364	1,055,205
Nordson Corp.	10,217	550,696

		1,605,901

Miscellaneous Manufacturers (2.96%)
Donaldson Co., Inc.	34,228	1,186,343

TOTAL INDUSTRIALS		5,353,683

Technology (7.97%)
Software (7.97%)
Dun & Bradstreet Corp.	21,826	1,697,626
Fair Isaac Corp.	34,924	1,498,240

		3,195,866

TOTAL TECHNOLOGY		3,195,866

TOTAL COMMON STOCKS (Cost $33,536,200)		38,164,308

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments
April 30, 2012

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.96%)
Money Market Fund (4.96%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.010%	1,987,941	$1,987,941

TOTAL SHORT TERM INVESTMENTS (Cost $1,987,941)			1,987,941

TOTAL INVESTMENTS (100.12%) (Cost $35,524,141)			$40,152,249

Liabilities In Excess Of Other Assets (-0.12%)			(49,236)

NET ASSETS (100.00%)			$40,103,013

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

Annual | April 30, 2012	17

Statements of Assets and Liabilities

April 30, 2012

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$124,981,151	$40,152,249
Receivable for shares sold	62,063	1,129
Interest and dividends receivable	209,275	13,507
Other assets	11,475	10,580

Total assets	125,263,964	40,177,465

LIABILITIES:
Payable for shares redeemed	8,604	–
Payable to adviser	111,357	32,051
Payable for administration fees	13,777	4,856
Payable for transfer agency fees	6,832	8,110
Payable to trustees	3,558	1,244
Accrued expenses and other liabilities	32,688	28,191

Total liabilities	176,816	74,452

NET ASSETS	$125,087,148	$40,103,013

NET ASSETS CONSIST OF:

Paid-in capital	$103,263,042	$35,596,199
Undistributed net investment income	95,395	52,729
Accumulated net realized loss on investments	(82)	(174,023)
Net unrealized appreciation in value of investments	21,728,793	4,628,108

NET ASSETS	$125,087,148	$40,103,013

INVESTMENTS, AT COST	$103,252,358	$35,524,141

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$13.03	$13.18
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,602,989	3,042,380

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Operations

For the Year Ended April 30, 2012

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$1,457,610	$611,429
Foreign taxes withheld	(30,871)	(39,503)
Interest	201	128

Total investment income	1,426,940	572,054

EXPENSES:
Investment advisory fees (Note 6)	858,775	432,770
Administrative fees	155,743	68,278
Transfer agency fees	52,843	62,410
Legal and audit fees	34,040	25,075
Custodian fees	12,176	12,314
Trustees’ fees and expenses	14,484	5,474
Repayment of previously waived fees	124,189	–
Other	42,878	37,028

Total expenses before waiver	1,295,128	643,349
Less fees waived/reimbursed by investment advisor	(6,953)	(124,024)

Total net expenses	1,288,175	519,325

NET INVESTMENT INCOME	138,765	52,729

Net realized gain/(loss) on investments	50,407	(90,126)
Net change in unrealized appreciation of investments	17,634,062	548,570

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	17,684,469	458,444

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,823,234	$511,173

See Accompanying Notes to Financial Statements.

Annual | April 30, 2012	19

Statements of Changes in Net Assets

	Vulcan Value Partners Fund

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
OPERATIONS:
Net investment income	$138,765	$18,332
Net realized gain on investments	50,407	879,538
Net change in unrealized appreciation on investments	17,634,062	3,194,574
Net increase in net assets resulting from operations	17,823,234	4,092,444

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(44,343)	(44,569)
From net realized gains on investments	(815,977)	(112,394)
Total distributions	(860,320)	(156,963)

SHARE TRANSACTIONS: (Note 5)
Proceeds from sales of shares	61,081,687	32,541,935
Issued to shareholders in reinvestment of distributions	847,260	148,586
Cost of shares redeemed, net of redemption fees	(2,561,935)	(675,867)
Net increase from share transactions	59,367,012	32,014,654

Net increase in net assets	76,329,926	35,950,135

NET ASSETS:
Beginning of year	48,757,222	12,807,087
End of year*	$125,087,148	$48,757,222

*Includes undistributed net investment income of:	$95,395	$969

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Statements of Changes in Net Assets

	Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
OPERATIONS:
Net investment income/(loss)	$52,729	$(140,682)
Net realized gain/(loss) on investments	(90,126)	2,221,811
Net change in unrealized appreciation on investments	548,570	3,389,029
Net increase in net assets resulting from operations	511,173	5,470,158

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net realized gains on investments	(1,992,792)	(524,784)
Total distributions	(1,992,792)	(524,784)

SHARE TRANSACTIONS: (Note 5)
Proceeds from sales of shares	17,760,668	25,881,789
Issued to shareholders in reinvestment of distributions	1,871,084	518,379
Cost of shares redeemed, net of redemption fees	(14,409,938)	(2,207,868)
Net increase from share transactions	5,221,814	24,192,300

Net increase in net assets	3,740,195	29,137,674

NET ASSETS:
Beginning of year	36,362,818	7,225,144
End of year*	$40,103,013	$36,362,818

*Includes undistributed net investment income of:	$52,729	$0

See Accompanying Notes to Financial Statements.

Annual | April 30, 2012	21

Vulcan Value Partners Fund	Financial Highlights

For a share outstanding throughout each period presented.

	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011		For the Period December 30, 2009 (Inception) to April 30, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$ 11.66		$ 10.57		$ 10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.02	(a)	0.01	(a)	(0.00)	(b)
Net realized and unrealized gain on investments	1.45		1.13		0.57
Total from investment operations	1.47		1.14		0.57

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.01)		(0.01)		–
Distributions from net realized gain on investments	(0.09)		(0.04)		–
Total distributions	(0.10)		(0.05)		–

Redemption fees added to paid-in capital (Note 5)	0.00	(c)	0.00	(c)	0.00	(c)
Increase in net asset value	1.37		1.09		0.57
NET ASSET VALUE, END OF YEAR	$ 13.03		$ 11.66		$ 10.57

Total return	12.73%		10.82%		5.70%	(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$ 125,087		$ 48,757		$ 12,807
Ratio of expenses to average net assets including fee waivers/reimbursements/repayment of previously waived fees	1.50%		1.50%		1.50%	(e)
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	1.51%		2.01%		4.97%	(e)
Net investment income/(loss) to average net assets including fee waivers/reimbursements/repayment of previously waived fees	0.16%		0.07%		(0.06%)	(e)
Portfolio turnover rate	49%		44%		24%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Accompanying Notes to Financial Statements.

22	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Financial Highlights

For a share outstanding throughout each period presented.

	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011		For the Period December 30, 2009 (Inception) to April 30, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$ 13.72		$ 11.60		$ 10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.02	(a)	(0.09)	(a)	(0.00)	(b)
Net realized and unrealized gain on investments	0.17		2.55		1.60
Total from investment operations	0.19		2.46		1.60

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gain on investments	(0.73)		(0.34)		–
Total distributions	(0.73)		(0.34)		–

Redemption fees added to paid-in capital (Note 5)	0.00	(c)	0.00	(c)	–
Increase/(Decrease) in net asset value	(0.54)		2.12		1.60
NET ASSET VALUE, END OF YEAR	$ 13.18		$ 13.72		$ 11.60

Total return	2.10%		21.75%		16.00%	(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$ 40,103		$ 36,363		$ 7,225
Ratio of expenses to average net assets including fee waivers/reimbursements	1.50%		1.50%		1.50%	(e)
Ratio of expenses to average net assets without fee waivers/reimbursements	1.86%		2.50%		7.31%	(e)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	0.15%		(0.71%)		(0.57%)	(e)
Portfolio turnover rate	57%		60%		33%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Accompanying Notes to Financial Statements.

Annual | April 30, 2012	23

Notes to Financial Statements

April 30, 2012

1. ORGANIZATION

Financial Investors Trust (the “Trust”) was organized as a Delaware statutory trust on November 30, 1993 and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2012, the Trust had twenty registered funds. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (collectively, the “Funds”). The Vulcan Value Partners Fund seeks to achieve long-term capital appreciation by investing primarily in publicly traded mid- and large- capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage. The Vulcan Value Partners Small Cap Fund seeks to achieve long-term capital appreciation by investing primarily in publicly traded small-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of Statement of Investments in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Funds ultimately realize upon sale of the securities.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair

24	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2012

value methodologies to price the same securities. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which each Fund determines its net asset value, and the difference between fair value and the price of the securities may be material.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2012.

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$116,868,538	$–	$–	$116,868,538
Short Term Investments	8,112,613	–	–	8,112,613

TOTAL	$124,981,151	$–	$–	$124,981,151

Annual | April 30, 2012	25

Notes to Financial Statements

April 30, 2012

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$38,164,308	$–	$–	$38,164,308
Short Term Investments	1,987,941	–	–	1,987,941

TOTAL	$40,152,249	$–	$–	$40,152,249

(a)	For detailed descriptions, see the accompanying Statements of Investments.

For the year ended April 30, 2012, the Funds did not have any significant transfers between Level 1 and Level 2 securities. For the year ended April 30, 2012, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Investment Transactions: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made. During the year ended April 30, 2012, the Funds did not have liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and the State of Colorado.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions for this Act are effective for the tax year beginning after December 22, 2010. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the

26	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2012

federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre–enactment law, capital losses could be carried forward for eight years, and carried forward as short–term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60–day designation requirement for certain types of pay–through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

3. DISTRIBUTION TO SHAREHOLDERS:

Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

Components of Earnings: At April 30, 2012, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to minor differences between book and tax characterizations of distributions to shareholders. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss on Investments
Vulcan Value Partners Fund	$ –	$ 4	$ (4)
Vulcan Value Partners Small Cap Fund	$ 1	$ –	$ (1)

Annual | April 30, 2012	27

Notes to Financial Statements

April 30, 2012

As of April 30, 2012, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

FUND	Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Vulcan Value Partners Fund	$103,393,531	$21,614,353	$(26,733)	$21,587,620
Vulcan Value Partners Small Cap Fund	$35,592,506	$6,276,273	$(1,716,530)	$4,559,743

At April 30, 2012, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Undistributed ordinary income	$95,395	$52,729
Net unrealized appreciation on investments	21,587,620	4,559,743
Accumulated capital gains/(losses)	141,091	(105,658)
Total distributable earnings	$21,824,106	$4,506,814

Capital Loss Carryforwards: Post RIC Modernization enactment short-term capital losses for Vulcan Value Partners Small Cap Fund in the amount of $105,658 are carried forward to the next fiscal year.

Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will not expire and retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2012 and April 30, 2011, were as follows:

		Distributions From
Fund	For the Period Ended	Ordinary Income	Long-Term Capital Gains
Vulcan Value Partners Fund	4/30/12	$842,906	$17,414
	4/30/11	156,963	0
Vulcan Value Partners Small Cap Fund	4/30/12	$1,921,509	$71,283
	4/30/11	444,658	80,126

28	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2012

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2012 was as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities
Vulcan Value Partners Fund	$93,064,064	$41,445,670
Vulcan Value Partners Small Cap Fund	22,593,797	19,308,394

5. CAPITAL SHARE TRANSACTIONS

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $179 and $894, respectively, for the year ended April 30, 2012, which is reflected in the “Shares redeemed” in the Statement of Changes in Net Assets.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Shares Sold	5,573,082	3,016,906
Shares Issued in Reinvestment of Dividends	75,929	14,011
Less Shares Redeemed	(227,861)	(61,203)
Net Increase	5,421,150	2,969,714

Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Shares Sold	1,389,727	2,157,470
Shares Issued in Reinvestment of Dividends	160,884	44,382
Less Shares Redeemed	(1,158,259)	(174,629)
Net Increase	392,352	2,027,223

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Vulcan, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. Vulcan manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay Vulcan an annual management fee of 1.00% and 1.25% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. Vulcan has contractually agreed with the Funds to limit the amount of each Fund’s total annual expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.50% of each Fund’s average daily net assets. This agreement is in effect through August 31, 2012 and is reevaluated on an annual basis. Without this agreement, expenses could be higher. The Adviser is permitted to recover expenses it has borne through the agreement described above to the extent that each Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. If the Adviser foregoes any fees and/or reimburses a Fund pursuant to this agreement with respect to a particular fiscal year, then the

Annual | April 30, 2012	29

Notes to Financial Statements

April 30, 2012

Adviser shall be entitled to recover from the Fund the amount forgone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.50% of the Fund’s average daily net assets during any fiscal year following such fiscal year.

Pursuant to these agreements, the Funds will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

For the period ended April 30, 2012, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Advisor	Recoupment of Past Waived Fees By Advisor	Total
Vulcan Value Partners Fund	$ 6,953	$ 124,189	$ 117,236
Vulcan Value Partners Small Cap Fund	124,024	0	124,024

As of April 30, 2012, the balances of recoupable expenses for each Fund were as follows:

Fund	2012	2011	2010	Total
Vulcan Value Partners Fund	$ 6,953	$ 94,656	$ 0	$ 101,609
Vulcan Value Partners Small Cap Fund	124,024	199,532	76,119	399,675

Distributor: ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Administrator: ALPS (an affiliate of ADI) serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. The table below describes the administrative fee paid by the Funds to ALPS pursuant to the Agreement during the year ended April 30, 2012:

Annual Administrative Fee, billed monthly, in the amount of the greater of $210,000 annual minimum or:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

30	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2012

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2012, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Fund	Name	Percentage
Vulcan Value Partners Fund	JP Morgan Chase & Co.	28.24%
Vulcan Value Partners Small Cap Fund	Charles Schwab & Co.	36.31%

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual | April 30, 2012	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, two of the portfolios constituting Financial Investors Trust (the “Funds”), as of April 30, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets, for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 30, 2009 (Inception) to April 30, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund of Financial Investors Trust as of April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended and for the period from December 30, 2009 (Inception) to April 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2012

32	www.vulcanvaluepartners.com

Additional Information

April 30, 2012 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2011:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	100.00%	99.71%
Vulcan Value Partners Small Cap Fund	16.80%	16.88%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund designated $17,414 and $71,283 respectively as long-term capital gain dividends.

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENT

Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund

On December 13, 2011, the Trustees met in person to discuss, among other things, the reapproval of the Investment Advisory Agreement between the Trust and Vulcan Value Partners, LLC (the “Vulcan Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Vulcan Advisory Agreement and other related materials.

In approving the Vulcan Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Funds, to Vulcan of 1.00% and 1.25% of the daily average net assets of Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund, respectively, in light of the extent and quality of the advisory services provided by the Vulcan to the Funds.

The Board received and considered information comparing the Vulcan Funds’ contractual advisory fees and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data, as well as the Funds’ direct competitors and similar products advised by Vulcan.

Annual | April 30, 2012	33

Additional Information

April 30, 2012 (Unaudited)

Based on such information, the Trustees further determined that the contractual annual advisory fees set forth above and the total expense ratio (after waivers) of 1.50% of each Fund, taking into account the contractual fee waivers in place, is comparable to others within each Fund’s peer universe.

Nature, Extent and Quality of the Services under the Vulcan Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Funds under the Vulcan Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as asset manager and its performance and the amount of assets currently under management by Vulcan.

The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and further noted that they have received reports on these services and compliance issues from Vulcan at each regular Board meeting throughout the year related to the services rendered by Vulcan with respect to the Funds.

Performance: The Trustees reviewed performance information for the Funds for the three-month and 1-year periods ended September 30, 2011. That review included a comparison of the Funds’ performance to the performance of a group of comparable funds selected by an independent provider of investment company data. The Trustees noted the favorable performance of the Funds over the three-month and 1-year periods ended September 30, 2011 compared against funds identified by an independent provider of investment company data. The Trustees also considered Vulcan’s discussion of the Funds’ underlying portfolio diversification categories, its top contributors and top detractors, as well as Vulcan’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Vulcan based on the fees payable under the Vulcan Advisory Agreement. The Trustees noted that each of the Fund’s total fees and expenses were within an acceptable range of the median expenses of comparable funds identified by an independent provider of investment company data. The Board then reviewed and discussed Vulcan’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

34	www.vulcanvaluepartners.com

Additional Information

April 30, 2012 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Trustees considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to Vulcan from its relationship with the Funds.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Vulcan from its relationship with the Funds, including soft-dollar arrangements.

The Board summarized its deliberations with respect to the Vulcan Advisory Agreement with Vulcan. In selecting Vulcan and approving the investment advisory agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—	the investment advisory fees to be received by Vulcan with respect to each of the Funds were comparable to others within each Fund’s peer universe, as well as similar products advised by Vulcan;
—	the nature, extent and quality of services rendered by Vulcan under the Vulcan Advisory Agreement were adequate;
—	the performance of the Funds was generally comparable to the performance of the funds in its peer universe;
—

the profit, if any, anticipated to be realized by Vulcan in connection with the operation of the Funds is not unreasonable, especially in light of the fee waiver agreement between the Trust and Vulcan; and

—	there were no material or other benefits accruing to Vulcan in connection with its relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of the Vulcan Funds and their shareholders

Annual | April 30, 2012	35

Trustees and Officers

April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, age 71	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	20	Ms. Anstine is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Valcan Value Partners provides investment advisory services.

36	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, age 35	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	20	Mr. Deems is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	20	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Vulcan Value Partners provides investment advisory services.

Annual | April 30, 2012	37

Trustees and Officers

April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, age 41	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Valcan Value Partners provides investment advisory services.

38	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2012 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, age 51	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees .

Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc

.

				20	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All- Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Valcan Value Partnersprovides investment advisory services.

Annual | April 30, 2012	39

Trustees and Officers

April 30, 2012 (Unaudited)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 42	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.
JoEllen L. Legg, age 50	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds.
Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and the Transparent Value Trust.
Kimberly R. Storms, age 40	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

40	www.vulcanvaluepartners.com

ANNUAL REPORT (April 30, 2012)

ASPEN PARTNERS

ASPEN MANAGED FUTURES STRATEGY FUND

CLASS A SHARES (MFBPX)

CLASS I SHARES (MFBTX)

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2012 (Unaudited)

Market Conditions

After months of handwringing, a batch of failed elections, and continued worries over the European banking system, the Greek crisis has reached an inflection point. The most likely resolution is one that, in the eyes of Germany, solved the most issues for the lowest cost. That is why the issuance of euro bonds is the high probability outcome.

In joining the Eurozone, Germany found a way to artificially depreciate its currency, which made it more competitive in global trade.

Now the music has stopped. With no solvent trading partners left in Europe, it’s likely that the breakup of the European Union (“EU”) – or the departure of Greece, along with the second-order risks of other countries leaving – is more expensive than simply bundling up everyone’s balance sheets and issuing euro bonds.

Germany wasn’t the only beneficiary of eurozone synergy. The other member countries strapped onto Germany’s solid balance sheet and were able to borrow at lower rates than before. But if euro bonds are issued, there has to be a mechanism in place to punish member states that aren’t fiscally responsible.

It is not clear what that mechanism will be. It could be a central treasury, but that seems extreme. At any rate, the path of resolution will likely be extremely rocky. Afterward, Europe equities could be a great buy—but for now, it might be wise to keep some dry powder**.

Performance Results

For the six-month period ending April 30, 2012, the Class I shares of the Aspen Managed Futures Strategy Fund posted a loss of 4.67%. Per its mandate, the Fund maintained very tight correlation to the Aspen Managed Futures Beta Index. The index uses a combination of trend and counter-trend algorithms to determine exposures to 23 futures markets. In following the index, the Fund can take long or short exposures to each of the eligible markets. A long position in a futures market will profit if the price of the futures contract rises, and a short position will profit if the price of the futures contract falls. A loss occurs on a long position if the price of the contract falls, while a short position will incur a loss if the price of the contract rises.

The Newedge CTA index1, a managed futures benchmark, returned +0.37% in the same timeframe. Another benchmark, the BTOP50 Index3, returned -0.30%. It is important to note that there are substantive differences between the Fund and these indices in terms of construction. There were no significant changes to the Fund strategy during this period.

Explanation of Fund Performance

A brief downtrend in risk assets in early November led to an accumulation of “risk-off”*** positions in the Fund. This portfolio was whipsawed in the sharp rally at the end of the month, in a manner reminiscent of the October market activity (albeit on a much smaller scale), leading to a loss of 1.28% for the month.

Following the November market rally, the Fund’s portfolio remained somewhat delevered over the next three months. Contradictory trend signals and an uncertain outlook on global market risk contributed to substantially lower return volatility than was experienced by the Fund in the prior three-month period. Consequently the December and February gains (0.54% and 0.65% respectively) and the January loss (-0.64%) were muted.

Declining correlations, a sustained rally for risk assets, and widening yields led to the adoption of a predominantly “risk-on” portfolio in the Fund by mid-March, characterized by long equities, currencies, and commodities, and short fixed income positions. From late March through April those positions contributed losses on balance as renewed European fears and other concerns sparked a decline in the markets. By the end of April the Fund was once again holding predominantly “risk-off” allocations, such that a continued drop in risk assets would be expected to contribute gains in the Fund.

Over the entire November-to-April period the counter-trend strategy posted modest gains that were insufficient to cover losses in the (larger) trend model. Seven markets contributed positively to performance, and fifteen markets contributed negatively. Cash equivalents in the portfolio contributed an almost negligible positive amount to performance, due to the low interest rate environment. The markets with the largest gains were the New Zealand Dollar, Japanese Yen, S&P 500®4,Nikkei5 (USD), and Euro currency. The markets with the largest losses were the Canadian Dollar, Swiss Franc, sugar, Canadian government bonds, and corn.

Annualized volatility of daily returns for the Fund was about 5.5% for the November 1 through April 30 period. For comparison, the volatility of the S&P 500 Index was approximately 17% for the same period. The correlation of daily returns between the Fund and the S&P 500 Index was -0.26 (where 1.00 represents perfect positive correlation and -1.00 represents perfect negative correlation) – a negative correlation overall, but much less strongly negative than was the case for the prior August to October period.

Outlook

April 2012 marked the first bit of market weakness for the year. While equities did not drop significantly during the month, there was an uptick in volatility that continued into May. There are several reasons why we think this may continue into the summer.

First off, stocks appear priced for perfection. Among the positive earnings, there are still significant issues in the world economy, with Europe on the top of that list. April’s weaker than expected GDP report, and continued uncertainty about the direction of interest rates—as illustrated by the considerable volatility in 30-year bond prices—underscores an environment that will be difficult to map, at least in the short term.

Annual Report | April 30, 2012	1

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2012 (Unaudited)

It would not be wise to underestimate market seasonality. With elections in the U.S., Greece and France looming, rising energy prices and the domestic housing market trying to decide whether to bottom or keep falling, there should be enough uncertainty to keep a lid on stock prices.

Rebalancing into the weakened market may be a smart strategy. Those who are sitting on outsized gains from individual security plays may want to raise cash in anticipation of better times in the late Fall. Managed futures could be a useful addition to a thoughtfully constructed portfolio during this period.

Cumulative Total Return Performance for the period ended April 30, 2012

Aspen Managed Futures Strategy Fund	Year-to-Date	Since Inception*	Portfolio Composition as of April 30, 2012 As a percentage of Net Assets
Aspen Managed Futures Strategy Fund - Class A (NAV) [1]	-4.07%	-10.50%
Aspen Managed Futures Strategy Fund - Class A (MOP)[2]	-9.32%	-15.41%
Aspen Managed Futures Strategy Fund - Class I	-3.96%	-10.20%
Newedge CTA Index[1]	-0.47%	-4.20%
Aspen Managed Futures Beta Index[2]	-4.14%	-9.98%

[1]    Net Asset Value (NAV) is the share price without sales charges.

[2]    Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The Fund is a new fund with limited operating history. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Aspen Managed Futures Beta Index and the Newedge CTA Index are not actively managed and do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

*	Fund Inception date of August 2, 2011.

**

Dry Powder - A slang term referring to marketable securities that are highly liquid and considered cash-like. Dry powder may also refer to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable. Securities considered to be dry powder could be Treasuries, or other fixed income investments, and can be liquidated on short notice, in order to provide emergency operational funding or allow an investor to purchase assets.

***

During a market sentiment of ‘Risk on,’ the market is optimistic and more willing to take risk in exchange for possibly better returns. At this time there will be a greater interest in shares or stocks and commodities. When the market sentiment is ‘Risk off,’ there is pessimism in the market and it will favor perceived lower risk investments such as U.S. Treasuries or U.S. dollars. http://en.wikipedia.org

2	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2012 (Unaudited)

[1]

The Newedge CTA Index provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The Newedge CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis.

[2]

Aspen Managed Futures Beta Index - The Managed Futures Beta Index is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. You cannot invest directly in the index.

[3]

Barclay BTOP50 Index - The BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. You cannot invest directly in the index.

[4]	S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized , unmanaged index of common stock prices. You cannot invest directly in the index.

[5]

Nikkei - The Nikkei 225 Index (USD), more commonly called the Nikkei, is a price-weighted average, and the components are reviewed once a year. Currently, the Nikkei is the most widely quoted average of Japanese equities. You cannot invest directly in the index.

Annual Report | April 30, 2012	3

Aspen Managed Futures Strategy Fund	Consolidated Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees, wire fees and low balance fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2011 through April 30, 2012.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, wire fees and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would be higher.

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expense Ratio(a)	Expenses Paid During period 11/1/11 - 4/30/12(b)

Class A
Actual	$1,000.00	$951.10	1.80%	$8.73
Hypothetical (5% return before expenses)	$1,000.00	$1,015.91	1.80%	$9.02
Class I
Actual	$1,000.00	$953.30	1.55%	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	1.55%	$7.77

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366.

4	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
April 30, 2012

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (20.58%)
MONEY MARKET FUND (20.58%)
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	0.010%	9,434,950	$9,434,950
HighMark 100% U.S. Treasury Money Market Fund	0.000%	9,434,950	9,434,950

			18,869,900

TOTAL SHORT TERM INVESTMENTS (Cost $18,869,900)			18,869,900

TOTAL INVESTMENTS (20.58%) (Cost $18,869,900)			$18,869,900

Other Assets In Excess Of Liabilities (79.42%)			72,834,116	(a)

NET ASSETS (100.00%)			$91,704,016

(a)	Includes cash which is being held as collateral for futures contracts.

Percentages are stated as a percent of net assets.

FUTURES CONTRACTS

At April 30, 2012, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Australian Dollar Currency Future	Long	30	06/19/12	$3,110,400	$23,851
Euro STOXX 50 Index Future	Short	91	06/16/12	(2,721,111)	9,474
Euro-Bond Future	Long	93	06/08/12	17,368,716	194,517
New Zealand Dollar Future	Long	84	06/19/12	6,845,160	17,711
Nikkei 225 Index Future	Short	27	06/08/12	(1,279,125)	18,115
S&P 500® Mini Future	Long	38	06/16/12	2,647,840	5,752
Soybean Future	Long	32	07/14/12	2,408,800	65,203
Sugar No. 11 (World) Future	Short	95	07/01/12	(2,247,168)	71,141
U.S. 10-Year Treasury Notes Future	Long	130	06/21/12	17,209,569	80,260

				$43,343,081	$486,024

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Canadian 10 Year Bond Future	Long	43	06/21/12	$5,747,988	$(15,731)
Canadian Dollar Currency Future	Long	73	06/20/12	7,385,410	(31,154)
Copper Future	Short	16	07/28/12	(1,531,800)	(48,656)
Corn Future	Short	51	07/14/12	(1,617,337)	(65,895)
Crude Oil Future	Short	7	06/30/12	(734,090)	(5,274)
Euro FX Currency Future	Short	44	06/19/12	(7,283,100)	(74,909)
FTSE 100 IDX Future	Short	15	06/16/12	(1,391,100)	(17,685)
Gold 100 Oz Future	Short	4	06/28/12	(665,680)	(16,144)
Heating Oil Future	Short	5	06/01/12	(668,682)	(3,650)
Japanese Yen Currency Future	Short	67	06/19/12	(10,498,900)	(361,986)
Long Gilt Future	Long	30	06/28/12	5,628,713	(21,137)
Silver Future	Short	10	07/28/12	(1,550,800)	(26,200)
Swiss Franc Currency Future	Short	49	06/19/12	(6,754,038)	(67,128)

				$(13,933,416)	$(755,549)

Annual Report | April 30, 2012	5

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
April 30, 2012

Common Abbreviations:

FTSE - Financial Times and the London Stock Exchange

FX - Foreign

No. - Number

Oz - Ounce

S&P - Standard and Poor’s

See Notes to Consolidated Financial Statements.

6	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Statement of Assets & Liabilities
April 30, 2012

ASSETS:
Investments, at value	$18,869,900
Deposit with broker for futures contracts	73,985,303
Receivable for shares sold	214,961
Interest receivable	76
Prepaid and other assets	42,480
Total assets	93,112,720

LIABILITIES:
Foreign cash due to custodian (Cost $(956,310))	956,104
Payable to advisor	63,389
Payable for variation margin	269,525
Payable for shares redeemed	36,974
Payable for administration fees	17,142
Payable for distribution and service fees
Class A	246
Payable for transfer agency fees	7,352
Payable to trustees	2,985
Payable for chief compliance officer fee	2,500
Payable for principal financial officer fees	417
Accrued expenses and other liabilities	52,070
Total liabilities	1,408,704
NET ASSETS	$91,704,016

NET ASSETS CONSIST OF:

Paid-in capital	$96,269,725
Accumulated net investment loss	(677,175)
Accumulated net realized loss on futures contracts and foreign currency transactions	(3,619,215)
Net unrealized depreciation on futures contracts and translation of assets and liabilities in foreign currencies	(269,319)
NET ASSETS	$91,704,016

INVESTMENTS, AT COST	$18,869,900

PRICING OF SHARES:
Class A:
Net Asset Value, offering and redemption price per share	$8.95
Net Assets	$1,254,497
Shares of beneficial interest outstanding	140,131
Maximum offering price per share (NAV/0.9450), based on maximum sales charge of 5.50% of the offering price	$9.47

Class I:
Net Asset Value, offering and redemption price per share	$8.98
Net Assets	$90,449,519
Shares of beneficial interest outstanding	10,077,469

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2012	7

Aspen Managed Futures Strategy Fund	Consolidated Statement of Operations
For the Period August 2, 2011 (Inception) to April 30, 2012

INVESTMENT INCOME:
Interest	$5,246
Other Income	271
Total Investment Income	5,517

EXPENSES:
Investment advisory fees	307,514
Administrative fees	151,959
Distribution and service fees
Class A	7,497
Transfer agency fees	32,878
Legal and audit fees	56,375
Offering cost	101,228
Custodian fees	7,446
Trustees’ fees and expenses	33,577
Principal financial officer fees	3,750
Chief compliance officer fees	22,500
Other	15,073
Total expenses before waiver/reimbursement	739,797
Less fees waived/reimbursed by investment advisor (Note 6)
Class A	(21,773)
Class I	(74,999)
Total Net Expenses	643,025
NET INVESTMENT LOSS	(637,508)

Net realized loss on futures contracts	(5,061,786)
Net realized loss on foreign currency transactions	(1,552)
Net change in unrealized depreciation on futures contracts	(269,525)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currency transactions	206
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,332,657)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,970,165)

See Notes to Consolidated Financial Statements.

8	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Statement of Changes in Net Assets

For the Period August 2, 2011 (Inception) to April 30, 2012
OPERATIONS:
Net investment loss	$(637,508)
Net realized loss on futures contracts and foreign currency transactions	(5,063,338)
Net change in unrealized depreciation on futures contracts and foreign currency translations	(269,319)
Net decrease in net assets resulting from operations	(5,970,165)

SHARE TRANSACTIONS (Note 4):
Class A
Proceeds from sales of shares	11,355,891
Cost of shares redeemed	(9,450,244)
Class I
Proceeds from sales of shares	120,133,964
Cost of shares redeemed	(24,374,693)
Redemption fees	9,263
Net increase from share transactions	97,674,181

Net increase in net assets	91,704,016

NET ASSETS:
Beginning of period	–
End of period*	$91,704,016

*Includes accumulated net investment loss of:	$(677,175)

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,141,658
Redeemed	(1,001,527)
Net increase in shares outstanding	140,131

Class I
Sold	12,696,132
Redeemed	(2,618,663)
Net increase in shares outstanding	10,077,469

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2012	9

Aspen Managed Futures Strategy Fund – Class I	Consolidated Financial Highlights
For a share outstanding throughout the period presented.

	For the Period August 2, 2011 (Inception) to April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13)
Net realized and unrealized loss on investments	(0.92)
Total from investment operations	(1.05)
DECREASE IN NET ASSET VALUE	(1.05)
NET ASSET VALUE, END OF PERIOD	$8.95

TOTAL RETURN(c)	(10.50%)	(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,254

RATIOS TO AVERAGE NET ASSETS:
Operating expenses including fee waivers/reimbursements	1.80%	(e)
Operating expenses excluding fee waivers/reimbursements	2.53%	(e)
Net investment loss including fee waivers/reimbursements	(1.79%)	(e)

PORTFOLIO TURNOVER RATE	0%	(d)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total return does not reflect the effect of sales charges.
(d)	Not annualized.
(e)	Annualized.

See Notes to Consolidated Financial Statements.

10	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund – Class A	Consolidated Financial Highlights
For a share outstanding throughout the period presented.

	For the Period August 2, 2011 (Inception) to April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)
Net realized and unrealized loss on investments	(0.91)
Total from investment operations	(1.02)
REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 4)	0.00	(c)
DECREASE IN NET ASSET VALUE	(1.02)
NET ASSET VALUE, END OF PERIOD	$8.98

TOTAL RETURN	(10.20%)	(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$90,450

RATIOS TO AVERAGE NET ASSETS:
Operating expenses including fee waivers/reimbursements	1.55%	(e)
Operating expenses excluding fee waivers/reimbursements	1.75%	(e)
Net investment loss including fee waivers/reimbursements	(1.54%)	(e)

PORTFOLIO TURNOVER RATE	0%	(d)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2012	11

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2012

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2012, the Trust had twenty registered funds. This annual report describes the Aspen Managed Futures Strategy Fund (the “Fund”). The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Aspen Managed Futures Beta Index (the “MFBI” or “Index”). The Aspen Managed Futures Strategy Fund offers Class A and Class I shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Basis of Consolidation for the Aspen Futures Fund, Ltd.

Aspen Futures Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Dividends and Distribution” and “Taxes.” The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of August 2, 2011, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Aspen Managed Futures Strategy Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2012, net assets of the Fund were $91,706,041, of which $17,732,559, or 19.34%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial reporting in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2012.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

12	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2012

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may also use fair value procedures if the Fair Value Committee determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the foreign exchange on which they are traded, but before the Fund prices its shares.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2012:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short Term Investments	$18,869,900	$–	$–	$18,869,900
TOTAL	$18,869,900	$–	$–	$18,869,900

Other Financial Instruments
Assets:
Futures Contracts	$486,024	$–	$–	$486,024
Liabilities:
Futures Contracts	(755,549)	–	–	(755,549)
TOTAL	$(269,525)	$–	$–	$(269,525)

For the period ended April 30, 2012, the Fund did not have any significant transfers between Level 1 and Level 2 securities.

It is the Fund’s policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

For the year ended April 30, 2012, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Annual Report | April 30, 2012	13

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2012

Investment Transactions: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all Funds in the Trust based on average net assets of each Fund.

Fund Expenses: Expenses that are specific to a class of shares of the Fund are charged directly to that share class. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution

(Rule 12b-1) and/or shareholder service plans for a particular class of the fund are charged to the operations of such class.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Fund. As of April 30, 2012, $38,212 of offering costs remain to be amortized for the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. As of and during the period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. Federal jurisdiction and Colorado.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short term capital gains. Capital gains distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. During the period ended April 30, 2012, the Fund did not make any distributions.

3. DERIVATIVE INSTRUMENTS

The Fund uses derivatives (including futures) to pursue its investment objective. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks may include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause

14	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2012

the Fund to lose more than the principal amount invested. In addition, investments in derivatives involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

In addition, use of derivatives may increase or decrease exposure to the following risk factors:

•	Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•

Fixed Income Risk: When the Fund invests in fixed-income securities or derivatives, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

•

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Counterparty credit risk arises when the counterparty will not fulfill its obligations to the Fund. Short sale risk arises from the sale of a security that is not owned, or any sale that is completed by the delivery of a security borrowed.

•

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Futures: The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date. When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates. Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risk to the Fund and the Subsidiary is reduced.

Balance Sheet – Fair Value of Derivative Instruments as of  April 30, 2012(a):

Derivatives Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Futures Contracts*	Variation Margin Receivable	$–	Variation Margin Payable	$(269,525)

		$–		$(269,525)

			*Risk Exposure to Fund
			Commodity Contracts	$(29,475)
			Equity Contracts	15,656
			Fixed Income Contracts	237,909
			Foreign Currency Contacts	(493,615)

				$(269,525)

Annual Report | April 30, 2012	15

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2012

(a)	For open derivative instruments as of April 30, 2012, see the Consolidated Schedule of Investments, which is also indicative of the activity for the period ended April 30, 2012.

Consolidated Statement of Operations – The effect of Derivative Instruments for the period ended April 30, 2012:

Derivatives Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Changed in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Futures Contracts*	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(5,061,786)	$(269,525)

		$(5,061,786)	$(269,525)

	*Risk Exposure to Fund
	Commodity Contracts	$(1,110,683)	$(29,475)
	Equity Contracts	(1,134,370)	15,656
	Fixed Income Contracts	(1,285,474)	237,909
	Foreign Currency Contacts	(1,531,259)	(493,615)

		$(5,061,786)	$(269,525)

4. TAX BASIS INFORMATION

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses. For the period ended April 30, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss on Investments
Aspen Managed Futures Strategy Fund	$(1,404,456)	$(39,667)	$1,444,123

Included in the amounts reclassified was a net operating loss offset to Paid-In-Capital of $127,959.

As of April 30, 2012, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation of Foreign Currency and Derivatives
Aspen Managed Futures Strategy Fund	$19,025,906	$528,074	$(684,080)	$(269,319)

At April 30, 2012, components of distributable earnings were as follows:

Aspen Managed Futures Strategy Fund
Undistributed ordinary income	$0
Other Cumulative Effect of Timing Differences	$(233,135)
Net unrealized appreciation/(depreciation) on investments	$(425,325)
Accumulated Capital Gains/(Losses)	$(3,907,249)
Total distributable earnings	$(4,565,709)

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

16	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2012

Post Modernization Act enactment, short-term capital losses in the amount of $627,443 and long-term capital losses in the amount of $704,192 are deferred to the next fiscal year.

The Fund elects to defer to the period ending April 30, 2013, capital losses recognized during the period November 1, 2011 through April 30, 2012 in the amount of $2,575,614.

The Fund elects to defer to the period ending April 30, 2013 late year ordinary losses in the amount of $677,175.

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Fund shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Fund’s Class I shares received $9,263 in redemption fees during the period ended April 30, 2012. There were no redemption fees collected on Class A shares.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2012, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Aspen Managed Futures Strategy Fund	Percentage
I	Charles Schwab & Co.	26.54%
I	National Financial Services Corp.	58.87%

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Aspen Partners Ltd. (the “Adviser” or “Aspen”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Investment Advisory Agreement, (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.75%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with Aspen, the Subsidiary’s investment adviser and the Fund’s investment adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board.

The initial term of the Advisory Agreement and the Subsidiary Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement and the Subsidiary Advisory Agreement upon sixty (60) days’ notice.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2013. This agreement may not be terminated or modified prior to this date except with the approval of the Board.

Pursuant to this agreement, the Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Annual Report | April 30, 2012	17

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2012

For the period ended April 30, 2012, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Advisor	Recoupment of Past Waived Fees By Advisor	Total
Aspen Managed Futures Strategy Fund - Class A	$21,773	$–	$21,773
Aspen Managed Futures Strategy Fund - Class I	74,999	–	74,999

As of April 30, 2012, the balances of recoupable expenses for the Fund were as follows:

Fund	2012
Aspen Managed Futures Strategy Fund - Class A	$21,773
Aspen Managed Futures Strategy Fund - Class I	74,999

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Fund and the Subsidiary.

The Fund’s administration fee is accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $165,000 from the first to the last, or projected last, day of the then current year of service under the Administration Agreement; or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Subsidiary’s administration fee is based on an annual rate of $37,500.

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS is compensated based upon a $20,000 annual base fee for the Fund, and annually $9 per direct open account and $7 per open account through the National Securities Clearing Corporation. ALPS is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services as the Fund’s Chief Compliance Officer to assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee of $30,000.

Principal Financial Officer

ALPS receives an annual fee of $5,000 for providing Principal Financial Officer services to the Fund.

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (“ADI” or the “Distributor”) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Fund has adopted a plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses. The Plan permits the Fund to use its Class A assets to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. The expenses of the plan are reflected as distribution and service fees in the Consolidated Statement of Operations.

18	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2012

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2012	19

Aspen Managed Futures Strategy Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Aspen Managed Futures Strategy Fund and subsidiary (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period August 2, 2011 (Inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aspen Managed Futures Strategy Fund and subsidiary of the Financial Investors Trust, as of April 30, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the period August 2, 2011 (Inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2012

20	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Additional Information
April 30, 2012 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 1-855-845-9444 and (2) on the SEC’s website at http://www.sec.gov.

Annual Report | April 30, 2012	21

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, age 71	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	20	Ms. Anstine is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	20	None.
Jeremy W. Deems, age 35	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	20	Mr. Deems is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	20	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell , age 41	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	20	None.

22	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, age 51	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2 008,was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	20	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All- Star Growth Fund, Inc. (1 fund).

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 42	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.
JoEllen L. Legg, age 50	Secretary	Ms.Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds.
Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and the Transparent Value Trust.
Kimberly R. Storms, age 40	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President -Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms.Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

***	The Fund Complex includes all series of the Trust and any other investment companies for which Aspen Partners provides investment advisory services.

Annual Report | April 30, 2012	23

This material must be accompanied or preceded by the prospectus.

WWW.ASPENFUTURESFUND.COM

THE DISCIPLINED GROWTH INVESTORS FUND

ANNUAL REPORT

4.30
12

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2012 (Unaudited)

This is the first annual report for the Disciplined Growth Investors Fund.

We are honored that you have chosen to invest your assets with us. Thank you.

We have two goals for the shareholder experience with the Fund:

1.	We want to provide superior investment results at reasonable cost to you.
2.

We want to create a sense of community around our mutual fund. We hope that your knowledge of our firm and our people will grow over time. We hope that you will grow to understand and appreciate our disciplined approach to investing over time. We believe this is an ambitious objective.

We are hoping that you will provide us with constructive suggestions on how to make the fund work better for you.

Thank you.

Fred Martin, CFA

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

CFA is a registered trademark of the CFA Institute.

Fred Martin is a registered representative of ALPS Distributors, Inc.

Fund Assets & Performance Commentary:

As of April 30, 2012, Disciplined Growth Investors manages $35.7 million in The Disciplined Growth Investors Fund. The Disciplined Growth Investors Fund has returned 21.7% since its inception (August 12, 2011) and the Fund return in that time was higher than the S&P 500, which increased by 20.5%. First quarter 2012 returns of 12.9% helped the fund’s performance against the S&P 500, which was up 12.6% in the quarter. The first quarter’s double digit returns were similar to the fourth quarter’s. In the last 30 years the S&P 500 has experienced back-to-back quarters with double digit returns only five times; three of which took place since the start of 2009. This also occurred during the early and mid 1980’s. (See page 4 for standardized performance).

Since the second quarter of 2011, US Equity mutual funds have experienced net outflows of over $100 billion (according to the Investment Company Institute’s data). Considering the general investment trend of fund flows away from domestic equities and the continued muddled economic situation in the United States, back-to-back double digit returns in both the S&P 500 and our portfolio appear to reflect fundamental corporate improvement rather than a shift in sentiment toward US equities.

These outflows also have the potential to affect performance of mutual funds. As large outflows (or inflows) occur, portfolio management teams must make trading decisions to create liquidity rather than long-term investment decisions. The steadfast nature of our client base allows us to maintain our long term focus on investment decisions even during times of broader market turmoil and uncertainty.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Performance: Top Five Contributing Stocks (Since Fund Inception):

Company	Avg. Weight (%)	Total Return (%)	Contribution (%)
TJX Cos. (TJX)	4.07	56.46	2.07
Seagate Technology, Inc. (STX)	1.57	163.57	1.75
Intuit, Inc. (INTU)	3.85	35.55	1.41
Limited Brands, Inc. (LTD)	2.54	50.92	1.13
Select Comfort Corp (SCSS)	1.30	89.38	0.97

Source: FactSet

Performance: Bottom 5 Contributing Stocks (Since Fund Inception):

Company	Avg. Weight (%)	Total Return (%)	Contribution (%)
DreamWorks Animation, SKG (DWA)	0.79	-11.37	-0.12
E*TRADE Financial (ETFC)	0.48	-9.69	-0.08
Aviat Networks (AVNW)	0.18	-16.12	-0.08
Gentex Corp. (GNTX)	0.96	-12.03	-0.02
Nutrisystem, Inc (NTRI)	0.33	-3.16	0.00

Source: FactSet

Market Outlook:

The financial markets are trying to balance low interest rates, a struggling European Union, political upheaval in the Mideast, a fiscal “cliff” in the United States and strong corporate profits and cash flow among U.S. companies. The day-to-day drama, especially from Europe, is causing volatility in asset prices. We think it is prudent to prepare for a choppy market environment over the near term. Over the longer-term strong corporate earnings and cash-flow progress should provide the basis for stocks to be the best-performing asset.

Annual Report | April 30, 2012	3

The Disciplined Growth Investors Fund	Performance Update
April 30, 2012 (Unaudited)

Cumulative Total Return (for the period ended April 30, 2012)

	1 month	3 month	YTD	Since Inception*
Disciplined Growth Investors Fund	-0.74%	5.95%	11.81%	21.65%
S&P 500® Total Return	-0.63%	7.08%	11.88%	20.43%

The returns shown above do not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855-DGI-FUND.

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2012)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The S&P 500® Index is not actively managed and do not reflect any deduction for fees, expenses or taxes.

It is not possible to invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

* Fund Inception date of August 12, 2011

The Disciplined Growth Investors Fund is a new fund with limited operating history. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update
April 30, 2012 (Unaudited)

Industry Sector Allocation (as a % of Net Assets)*

Technology	24.12%
Consumer Discretionary	18.76%
Producer Durables	10.63%
Health Care	6.49%
Financial Services	3.83%
Energy	1.61%
Utilities	1.15%
Rights	0.00%**
Asset/Mortgage Backed Securities	0.20%
Corporate Bond	24.83%
Foreign Government Bonds	1.27%
Government & Agency Obligations	0.04%
Short Term & Other Net Assets	7.07%

Top Ten Holdings (as a % of Net Assets)*

TJX Cos., Inc.	4.48%
Edwards Lifesciences Corp.	3.48%
Intuit, Inc.	3.43%
Limited Brands, Inc.	2.60%
Eaton Corp.	2.50%
Plexus Corp.	2.46%
Trimble Navigation Ltd.	2.31%
Open Text Corp.	2.30%
Autodesk, Inc.	2.24%
Seagate Technology PLC	2.23%
Top Ten Holdings	28.03%

* Holdings are subject to change.

** Less than 0.005% of Net Assets.

Annual Report | April 30, 2012	5

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, balance fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2011 through April 30, 2012.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 11/1/2011	Ending Account Value 4/30/12	Expense Ratio(a)	Expenses Paid During period 11/1/2011 - 4/30/12(b)

Actual	$ 1,000.00	$ 1,117.10	0.78%	$ 4.11
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.98	0.78%	$ 3.92

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 182/366.

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (66.59%)
CONSUMER DISCRETIONARY (18.76%)
Auto & Auto Parts (0.72%)
Gentex Corp.	11,775	$258,697

Consumer Products (6.40%)
Ethan Allen Interiors, Inc.	21,694	503,301
Garmin Ltd.	11,788	555,568
Ralph Lauren Corp.	4,181	720,261
Select Comfort Corp.(a)	17,412	502,859

		2,281,989

Consumer Services (0.29%)
Nutrisystem, Inc.	8,832	102,274

Leisure (1.70%)
The Cheesecake Factory, Inc.(a)	7,000	220,500
Royal Caribbean Cruises Ltd.	14,050	384,548

		605,048

Media (0.71%)
DreamWorks Animation SKG, Inc. - Class A(a)	14,087	253,707

Retail (8.94%)
Cabela's, Inc.(a)	17,575	664,511
Limited Brands, Inc.	18,680	928,396
TJX Cos., Inc.	38,300	1,597,493

		3,190,400

TOTAL CONSUMER DISCRETIONARY		6,692,115

ENERGY (1.61%)
Energy Equipment & Services (1.50%)
Baker Hughes, Inc.	330	14,556
Noble Corp.(a)	13,682	520,737

		535,293

Non-renewable Energy (0.08%)
Exxon Mobil Corp.	327	28,233

Annual Report | April 30, 2012	7

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
ENERGY (continued)
Oil & Gas Services (0.03%)
Helix Energy Solutions Group, Inc.(a)	575	$11,736

TOTAL ENERGY		575,262

FINANCIAL SERVICES (3.83%)
Consumer Finance & Credit Services (2.07%)
FactSet Research Systems, Inc.	7,044	738,634

Insurance (0.68%)
Lincoln National Corp.	9,776	242,152

Investment Banking & Brokerage (1.08%)
E*Trade Financial Corp.(a)	15,084	160,343
Janus Capital Group, Inc.	29,575	224,178

		384,521

TOTAL FINANCIAL SERVICES		1,365,307

HEALTH CARE (6.49%)
Medical Equipment & Services (6.40%)
Edwards Lifesciences Corp.(a)	14,950	1,240,402
Intuitive Surgical, Inc.(a)	987	570,683
Varian Medical Systems, Inc.(a)	7,450	472,479

		2,283,564

Pharmaceuticals & Biotech (0.09%)
Incyte Corp. Ltd.(a)	1,400	31,752

TOTAL HEALTH CARE		2,315,316

PRODUCER DURABLES (10.63%)
Commercial Services (1.69%)
The Corporate Executive Board Co.	9,275	383,707
Paychex, Inc.	7,100	219,958

		603,665

Machinery (1.85%)
Middleby Corp.(a)	6,518	661,381

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
PRODUCER DURABLES (continued)
Manufacturing & Production (2.50%)
Eaton Corp.	18,525	$892,534

Scientific Instruments & Services (2.87%)
Brady Corp.-Class A	6,400	198,592
Trimble Navigation Ltd.(a)	15,225	824,282

		1,022,874

Transportation & Freight (1.72%)
JetBlue Airways Corp.(a)	16,650	79,088
Landstar System, Inc.	9,950	533,021

		612,109

TOTAL PRODUCER DURABLES		3,792,563

TECHNOLOGY (24.12%)
Computers (0.01%)
Imation Corp.(a)	800	4,640

Electronics (8.35%)
Advanced Micro Devices, Inc.(a)	34,656	255,068
ARM Holdings PLC ADR	25,962	657,617
Microchip Technology, Inc.	10,400	367,536
Open Text Corp.(a)	14,631	819,190
Plexus Corp.(a)	27,150	878,846

		2,978,257

Information Technology (13.60%)
Adobe Systems, Inc.(a)	7,100	238,276
Akamai Technologies, Inc.(a)	16,900	550,940
Apple, Inc.(a)	863	504,199
Autodesk, Inc.(a)	20,300	799,211
Dolby Laboratories, Inc.-Class A(a)	7,675	301,090
Intuit, Inc.	21,100	1,223,167
Seagate Technology PLC	25,913	797,084
Yahoo!, Inc.(a)	28,175	437,840

		4,851,807

Annual Report | April 30, 2012	9

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Telecommunications (2.16%)
Aviat Networks, Inc.(a)	25,275	$64,451
Plantronics, Inc.	13,400	513,488
ViaSat, Inc.(a)	3,969	191,703

		769,642

TOTAL TECHNOLOGY		8,604,346

UTILITIES (1.15%)
Utilities (1.15%)
tw telecom, Inc. - Class A(a)	18,900	411,642

TOTAL UTILITIES		411,642

TOTAL COMMON STOCKS
(Cost $20,617,503)		23,756,551

RIGHTS (0.00%)(b)
Pharmaceuticals (0.00%)(b)
Sanofi Contingent Value Rights, 12/31/2020(a)	525	709

TOTAL RIGHTS
(Cost $548)		709

	Principal Amount	Value (Note 2)
ASSET/MORTGAGE BACKED SECURITIES (0.20%)
Government National Mortgage Association, Series
2005-93
5.500% 12/20/2034	$63,000	70,901

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $70,651)		70,901

CORPORATE BONDS (24.83%)
Abbott Laboratories
5.125% 04/01/2019	91,000	108,634
Affiliated Computer Services, Inc.
5.125% 06/01/2015	100,000	108,465
Alliant Energy Corp.
4.000% 10/15/2014	200,000	210,809

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Ameren Illinois Co.
9.750% 11/15/2018	$40,000	$55,020
American Express Co.
4.875% 07/15/2013	102,000	106,592
Anheuser-Busch InBev Worldwide, Inc.
5.375% 01/15/2020	176,000	211,126
Arizona Public Service Co.
8.750% 03/01/2019	78,000	103,522
AT&T, Inc.
5.500% 02/01/2018	177,000	208,969
BB&T Corp.
5.700% 04/30/2014	8,000	8,742
BP Capital Markets PLC
5.250% 11/07/2013	191,000	203,327
Burlington Northern Santa Fe LLC
4.875% 01/15/2015	194,000	212,866
Carolina Power & Light Co.
5.125% 09/15/2013	96,000	101,921
CenterPoint Energy Resources Corp.
4.500% 01/15/2021	98,000	107,620
Coca-Cola HBC Finance BV
5.125% 09/17/2013	105,000	109,801
Comcast Cable Communications Holdings, Inc.
9.455% 11/15/2022	140,000	204,694
Commonwealth Edison Co.
5.800% 03/15/2018	88,000	106,471
The Connecticut Light & Power Co., Series 09-A
5.500% 02/01/2019	91,000	108,291
Consumers Energy Co., Series D
5.375% 04/15/2013	101,000	105,566
Corporacion Andina de Fomento
5.750% 01/12/2017	1,000	1,127
8.125% 06/04/2019	148,000	185,841
CSX Corp.
7.375% 02/01/2019	85,000	108,335
The Dayton Power & Light Co.
5.125% 10/01/2013	101,000	106,915
Diageo Capital PLC
5.750% 10/23/2017	89,000	106,907
Emerson Electric Co.
5.000% 04/15/2019	93,000	108,482
Energy Transfer Partners LP
9.700% 03/15/2019	81,000	104,427

Annual Report | April 30, 2012	11

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Florida Power & Light Co.
4.850% 02/01/2013	$103,000	$106,318
Fluor Corp.
3.375% 09/15/2021	105,000	107,777
General Electric Capital Corp.
5.875% 01/14/2038	191,000	214,059
Hewlett-Packard Co.
3.750% 12/01/2020	108,000	109,200
Historic TW, Inc.
9.125% 01/15/2013	192,000	202,868
The Home Depot, Inc.
5.250% 12/16/2013	49,000	52,743
International Bank for Reconstruction & Development Interest Strip
10.429%(c) 07/15/2012	16,000	15,974
International Business Machines Corp.
7.625% 10/15/2018	150,000	201,885
Johnson & Johnson
5.850% 07/15/2038	156,000	204,958
JPMorgan Chase & Co.
2.050% 01/24/2014	202,000	205,732
Kraft Foods, Inc.
5.375% 02/10/2020	182,000	213,429
Lockheed Martin Corp.
4.250% 11/15/2019	191,000	211,359
Lubrizol Corp.
8.875% 02/01/2019	74,000	101,405
McDonald's Corp.
6.300% 03/01/2038	154,000	208,199
Merck & Co., Inc
5.950% 12/01/2028	85,000	108,636
National Rural Utilities Cooperative Finance Corp.
10.375% 11/01/2018	75,000	110,141
Nevada Power Co.
7.125% 03/15/2019	134,000	171,920
News America, Inc.
6.900% 03/01/2019	90,000	110,845
Nisource Finance Corp.
6.800% 01/15/2019	91,000	108,923
Noble Energy, Inc.
8.250% 03/01/2019	161,000	206,309
Northeast Utilities
5.650% 06/01/2013	5,000	5,249

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Ohio Power Co., Series M
5.375% 10/01/2021	$175,000	$203,428
Oncor Electric Delivery Co. LLC
7.000% 09/01/2022	161,000	196,962
Plains All American Pipeline LP / Plains All American Finance Corp.
5.625% 12/15/2013	7,000	7,466
8.750% 05/01/2019	155,000	204,670
PPL Energy Supply LLC
6.300% 07/15/2013	96,000	101,770
Private Export Funding Corp., Series P
5.685% 05/15/2012	19,000	19,041
PSEG Power LLC
5.000% 04/01/2014	102,000	108,726
Republic Services, Inc.
5.500% 09/15/2019	98,000	115,442
Rio Tinto Finance USA Ltd.
9.000% 05/01/2019	146,000	200,368
Safeway, Inc.
5.625% 08/15/2014	9,000	9,716
Sempra Energy
8.900% 11/15/2013	92,000	102,675
Tennessee Valley Authority, Series B
4.700% 07/15/2033	184,000	212,871
TransCanada PipeLines Ltd.
7.250% 08/15/2038	160,000	227,024
Tyco International Finance SA
8.500% 01/15/2019	154,000	202,010
Unilever Capital Corp.
4.800% 02/15/2019	94,000	110,824
United Parcel Service, Inc.
6.200% 01/15/2038	156,000	211,030
United Technologies Corp.
5.375% 12/15/2017	7,000	8,397
US Bank
3.778%(d) 04/29/2020	197,000	206,363
4.800% 04/15/2015	13,000	14,331
Wal-Mart Stores, Inc.
6.200% 04/15/2038	158,000	207,286

Annual Report | April 30, 2012	13

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

		Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Waste Management, Inc.
7.375% 03/11/2019		$84,000	$106,926

TOTAL CORPORATE BONDS (Cost $8,727,419)			8,859,725

FOREIGN GOVERNMENT BONDS (1.27%)
Israel Government AID Bond
5.500% 12/04/2023		161,000	207,296
Israel Government AID Bond, Zero Coupon, Series 8-Z
02/15/2020		20,000	17,128
Province of British Columbia Canada
4.300% 05/30/2013		10,000	10,435
Province of Quebec Canada, Series NN
7.125% 02/09/2024		157,000	218,292

TOTAL FOREIGN GOVERNMENT BONDS (Cost $447,499)			453,151

GOVERNMENT & AGENCY OBLIGATIONS (0.04%)
U.S. Treasury Bonds
6.500% 11/15/2026		3,000	4,480
U.S. Treasury Notes
4.500% 11/15/2015		4,000	4,558
4.500% 02/15/2016		3,000	3,441

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $12,479)			12,479

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (7.50%)
Fidelity Institutional Money Market
Government Portfolio - Class I	0.01%	2,676,808	2,676,808

TOTAL SHORT TERM INVESTMENTS (Cost $2,6 76,808)			2,676,808

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2012

TOTAL INVESTMENTS (100.43%) (Cost $32,552,907)	$35,830,324

Liabilities In Excess Of Other Assets (-0.43%)	(152,258)

NET ASSETS (100.00%)	$35,678,066

(a)	Non-Income Producing Security.
(b)	Less than 0.005% of Net Assets.
(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Percentages are stated as a percent of net assets.

Common Abbreviations:

ADR - American Depository Receipt.

AID - Agency for International Development.

BV - Besloten Vennootschap.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third-party definitions. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

Annual Report | April 30, 2012	15

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities
April 30, 2012

ASSETS
Investments, at value	$35,830,324
Receivable for shares sold	50,000
Dividends and interest receivable	129,630
Other assets	139
Total assets	36,010,093

LIABILITIES
Payable for investments purchased	303,521
Payable for shares redeemed	6,947
Payable to adviser	21,559
Total liabilities	332,027
NET ASSETS	$35,678,066

NET ASSETS CONSIST OF
Paid-in capital	$32,293,511
Accumulated net investment income	16,119
Accumulated net realized gain on investments	91,019
Net unrealized appreciation on investments	3,277,417
NET ASSETS	$35,678,066

INVESTMENTS, AT COST	$32,552,907

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$12.13
Shares of beneficial interest outstanding	2,940,108

See Notes to Financial Statements.

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Operations

For the Period August 12, 2011 (Inception) to April 30, 2012
INVESTMENT INCOME
Dividends	$90,986
Interest	80,290
Total investment income	171,276

EXPENSES
Investment advisory fees (Note 6)	96,818
Total net expenses	96,818
NET INVESTMENT INCOME	74,458

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	91,019
Net change in unrealized appreciation on investments	3,277,417
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,368,436
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,442,894

See Notes to Financial Statements.

Annual Report | April 30, 2012	17

The Disciplined Growth Investors Fund	Statement of Changes in Net Assets

For the Period August 12, 2011 (Inception) to April 30, 2012
OPERATIONS
Net investment income	$74,458
Net realized gain on investments	91,019
Net change in unrealized appreciation on investments	3,277,417
Net increase in net assets resulting from operations	3,442,894

DISTRIBUTIONS
From net investment income	(58,339)
Total distributions	(58,339)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	32,628,566
Issued to shareholders in reinvestment of distributions	58,309
Cost of shares redeemed, net of redemption fees	(393,364)
Net increase from capital share transactions	32,293,511

Net increase in net assets	35,678,066

NET ASSETS
Beginning of period	–
End of period*	$35,678,066

*Including accumulated net investment income of:	$16,119

OTHER INFORMATION
Share Transactions
Issued	2,969,119
Issued in lieu of cash distributions	5,081
Redeemed	(34,092)
Net increase in share transactions	2,940,108

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Financial Highlights
For a share outstanding during the period presented.

	For the Period August 12, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM OPERATIONS
Net investment income(a)	0.05
Net realized and unrealized gain on investments	2.11
Total from investment operations	2.16

DISTRIBUTIONS
From net investment income	(0.03)
From net realized gain on investments	–
Total distributions	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (Note 5)	0.00	(b)

INCREASE IN NET ASSET VALUE	2.13
NET ASSET VALUE, END OF PERIOD	$12.13

TOTAL RETURN	21.65%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$35,678

RATIOS TO AVERAGE NET ASSETS
Expenses	0.77%	(d)
Net investment income	0.60%	(d)

PORTFOLIO TURNOVER RATE	6%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2012	19

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2012

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2012, the Trust had twenty registered funds. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk. The Fund pursues its investment objective by normally investing approximately 60% of its assets in equity securities and approximately 40% in fixed-income securities and cash equivalent.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial reporting in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

20	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2012

assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2012:

The Disciplined Growth Investors Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$23,756,551	$–	$–	$23,756,551
Rights	709	–	–	709
Asset/Mortgage Backed Securities	–	70,901	–	70,901
Corporate Bonds	–	8,859,725	–	8,859,725
Foreign Government Bonds	–	453,151	–	453,151
Government & Agency Obligations	–	12,479	–	12,479
Short Term Investments	2,676,808	–	–	2,676,808
TOTAL	$26,434,068	$9,396,256	$–	$35,830,324

The above table is presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

There were no Level 3 securities held during the period.

For the period ended April 30, 2012, the Fund did not have any significant transfers between Level 1 and Level 2 securities.

Investment Transactions: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment

Annual Report | April 30, 2012	21

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2012

transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all Funds in the Trust based on average net assets of each Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. As of and during the period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction, Colorado and Minnesota.

3. DISTRIBUTION TO SHAREHOLDERS

The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a nontaxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. For the year ended April 30, 2012, there were no permanent book and tax basis differences.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2012

The tax character of distributions paid during the period ended April 30, 2012, is as follows:

Distributions paid from:

Ordinary income	$58,339

Total	$58,339

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

At April 30, 2012, the Fund did not generate capital losses to carryforward.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation

$107,138	$0	$3,277,417

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Gross appreciation (excess of value over tax cost)	$3,589,484
Gross depreciation (excess of tax cost over value)	(312,067)

Net unrealized appreciation	$3,277,417

Cost of investments for income tax purposes	$32,552,907

4. SECURITIES TRANSACTIONS

From August 12, 2011 through April 30, 2012, the assets of four separate accounts were transferred-in-kind into The Disciplined Growth Investors Fund in the amount of $13,635,682. Equity holdings, asset/mortgage backed securities, fixed income and rights were transferred in kind. The Fund also had transfer in-kind transactions in U.S. government and agency securities in the amount of $48,129.The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Fund on the addition of assets.

The cost of purchases and proceeds from sales of securities (excluding short-term securities, transfers-in-kind, and U.S. Government Obligations) during the period ended April 30, 2012, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities

The Disciplined Growth Investors Fund	$ 16,742,508	$ 982,623

Investment transactions in U.S. government and agency securities (excluding tranfers-in-kind) for the period ended April, 30 2012, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities

The Disciplined Growth Investors Fund	$ 402,477	$ 0

Annual Report | April 30, 2012	23

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2012

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the period ended April 30, 2012, the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Disciplined Growth Investors, Inc. (“the Adviser” or “DGI”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. DGI manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Fund under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under this Agreement, ALPS is paid fees, accrued on a daily basis and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $150,000 from the first to the last, or projected last, day of the then current year of service under the Agreement; or (b) the following fee schedule:

Average Total Net Assets	Contractual Fee

Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $25,000 plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Fund’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2012

the 1940 Act under the Chief Compliance Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $30,000 and is reimbursed for certain out-of-pocket expenses.

Principal Financial Officer

ALPS receives an annual fee of $10,000 for providing Principal Financial Officer (“PFO”) services to the Fund.

Distributor: ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2012	25

The Disciplined Growth Investors Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Disciplined Growth Investors Fund, one of the portfolios constituting Financial Investors Trust (the “Fund”), as of April 30, 2012, and the related statements of operations, changes in net assets, and the financial highlights for the period August 12, 2011 (Inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust, as of April 30, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period August 12, 2011 (Inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2012

26	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information
April 30, 2012 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 855-DGI-FUND and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2011:

Dividend Received Deduction	100.00%
Qualified Dividend Income	92.75%

In early 2012, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2011 via Form 1099. The Fund will notify shareholders in early 2013 of amounts paid to them by the Fund, if any, during the calendar year 2012.

Annual Report | April 30, 2012	27

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, age 71	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	20	Ms. Anstine is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Disciplined Growth Investors provides investment advisory services.

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, age 35	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	20	Mr. Deems is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	20	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Disciplined Growth Investors provides investment advisory services.

Annual Report | April 30, 2012	29

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, age 41	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part -owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Disciplined Growth Investors provides investment advisory services.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, age 51	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees .

Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

.

				20	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All- Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Disciplined Growth Investors provides investment advisory services.

Annual Report | April 30, 2012	31

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2012 (Unaudited)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 42	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.
JoEllen L. Legg, age 50	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds.
Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and the Transparent Value Trust.
Kimberly R. Storms, age 40	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

This material must be preceded or accompanied by a prospectus.

The Disciplined Growth Investors Fund is distributed by ALPS Distributors, Inc.

ANNUAL REPORT
APRIL 30, 2012
Grandeur Peak
Global Opportunities Fund GPGOX/GPGIX
Grandeur Peak
International Opportunities Fund GPIOX/GPIIX

Grandeur Peak FundsSM	Shareholder Letter
April 30, 2012 (Unaudited)

Dear Fellow Shareholders,

My first real lesson about the stock market came as a high school kid working at Wasatch Advisors. My experience on the market roller coaster now spans 30 years. Some were great years and some were really tough. Historically, the market has offered small caps a nice tailwind for years at a time, only to turn and become a challenging headwind. We have never paid too much attention to which way the wind might blow, instead we set our sights on finding what we believe to be the best undiscovered growth companies and purchasing them at good values. Picking good stocks is hard work, and the tougher years of 1988, 1992, 1996, 2002, & 2008 are each burned into my memory, along with the lessons I learned from them.

Tough years come with the territory. I have been so fortunate to be part of good teams over the past three decades, with people who kept each other focused and grounded despite all of the noise around us. I think Blake Walker, Eric Huefner, and our new team at Grandeur Peak will look back on 2011 as one of those tough years, but it will also probably be remembered as one of the best years of our careers. It was difficult for us to leave our friends at Wasatch, and obviously not an easy mountain to climb to start our own firm and mutual funds.

The market was full of fits and starts in 2011, leaving many investors still on the sidelines a little too nervous to step back onto the ride. We believe that the new Grandeur Peak Funds are off to a nice start, but I was frankly disappointed in my 2011 performance. However, I’m extremely proud of our team’s 2011 accomplishments. It took courage for each member of the Grandeur Peak team to leave very comfortable situations to pursue a greater dream, and it has taken a tremendous team effort to accomplish as much as we have in so short a period of time.

We have much more to do, but what we did in 2011 is substantial. We put together a skilled team of nine professionals who are uniquely experienced and very passionate about global investing. We have a great office in downtown Salt Lake City (come visit us!) with all of the tools we need to be successful. Our two mutual funds were launched October 17, 2011, just three and half months

Annual Report | April 30, 2012	1

Grandeur Peak FundsSM	Shareholder Letter
April 30, 2012 (Unaudited)

after we left Wasatch, and as of April 30, 2012 we were pleased to already have over $200 million under management across a very broad base of clients.

All the while, our research team has screened roughly 25,000 companies and directly touched nearly 700 of them over the last nine months. Our global analysts have been on every continent except Antarctica, including trips to: China, Hong Kong, South Korea, Brazil, South Africa, France, Germany, Australia, Japan, Malaysia, Singapore, Canada, and numerous trips within the U.S.

We’re a young company. We have more work to build our team, to tie down our process, and to execute on getting performance. But after an intense and somewhat distracting 2011 I feel like we are now really hitting our stride in our research efforts. There is a vast global universe of interesting small and microcap growth companies. They are relatively undiscovered and we aim to find plenty of good growth opportunities across the globe despite the broader economic challenges.

Funds’ Performance

As you know, 2012 started out with a bang in the equities markets. Some of the seeds we planted in 2011 took hold nicely in the first several months of 2012 and we are pleased with the absolute and relative performance of the Grandeur Peak funds since their inception last October—although this feels a bit like claiming to be near the front of the pack after the first 100 yards of a marathon.

As of April 30th, the Global Opportunities Fund Investor Class was up 15.50% since the Fund’s 10/17/11 inception, while the Russell Global Small Cap Index(1) was up 12.02% over the same period. The International Opportunities Fund Investor Class increased 14.50% from its 10/17/11 inception, while the Russell Global ex U.S. Small Cap Index(2) was up just 8.15%.

Our strongest geographic regions during the period were Asia Pacific and Western Europe. In both regions our holdings significantly outpaced the benchmarks. With all of the news from Greece and Western Europe this past year these results may be surprising, but we believe our focus on small and micro cap companies allows us to often find businesses that can grow despite a challenging macro environment.

North America detracted from our relative performance in the Global Fund. Our returns here were in line with the benchmark, but we were underweight this region which in turn outperformed the benchmark. We pay very little attention to the benchmark index as we make our stock selections, but we do remain “benchmark aware” to study how values are changing in different countries, regions & sectors. Valuations became more stretched in the U.S. relative to other countries in the early part of 2012, and consequently our overall U.S. weight in the Global portfolio shrank as we made our bottom-up stock selections elsewhere.

Our strongest industries this year were Information Technology and Industrials (particularly Professional Services and Capital Goods). We benefited from both our stock selections as well as overweight positions in these sectors. We lost ground in the Global Fund on the Financials sector because we were underweight in what turned out to be one of the stronger sectors for the period. Interestingly, the strong performance of our foreign financial companies prevented the International Fund from lagging in this sector despite our significant underweight. The International Fund’s weakest sector was Consumer Staples, but here again the detraction to the Fund came from underweighting as opposed to underperformance.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Shareholder Letter
April 30, 2012 (Unaudited)

Cash was a slight drag on our relative performance, as we averaged around 5% cash in the portfolios this year. With the markets running up we were less aggressive in getting new cash invested. This is really a bottom-up decision based on the investment opportunities, but as markets get pricey I would not be surprised to see our cash position creep up a little. This in turn provides us with some dry powder when the markets correct and prices become more attractive.

Volatility in stock prices is a two-edged sword: it causes stress to market participants who would rather see the value of their investments behave more consistently, but it also creates good buying opportunities for us. The news from Greece, and its effect on the Euro, led to several market sell-offs over the past year. We used these opportunities to round up opportunistically.

For more in-depth commentary on our funds’ holdings and performance please visit our website at www.grandeurpeakglobal.com where we post quarterly commentaries.

Looking Forward

I’ve ridden the market roller coaster for thirty years and I know that trying to predict the market gyrations is not a game worth playing. Instead, you can count on Grandeur Peak to diligently screen the universe, travel extensively, and visit and touch companies. We will peel the onion on each company’s competitive advantage, management ability and growth opportunity, and then try to buy the most interesting companies at attractive prices. We believe that if we do this well we can deliver solid long-term performance for our shareholders regardless of the short-term ebbs and flows in the macro environment and the stock markets.

We think of investing like running a marathon. It’s a long-term effort. We are in a hurry to do well for our clients, but not too big of a hurry. It’s important that we do things carefully and methodically, that we pace ourselves and keep an eye on the long run. With three decades under my belt, I’ve seen many asset managers out in front of the pack riding high only to completely collapse. I can think of firms that were viewed as world class, that don’t exist today because they didn’t build something enduring underneath.

The most important step we took in 2011 was to found an enduring investment firm with a strong foundation, skilled team, and repeatable process focused on bringing a truly global view to investing. I give you our commitment to be disciplined in our investments and to work diligently to put ourselves in a position to be among the winners of the marathon over the coming decade. We will be invested right alongside you in the Grandeur Peak Funds. Our ultimate goal in founding Grandeur Peak Global Advisors is to enhance the lives of our shareholders and our employees, and to have the opportunity to enrich the local and global community in which we live.

Sincerely,

Robert

Robert Gardiner, CEO & Portfolio Manager

Grandeur Peak Global Advisors

Annual Report | April 30, 2012	3

Grandeur Peak FundsSM	Shareholder Letter
April 30, 2012 (Unaudited)

The objective of both the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund is long-term growth of capital. These funds are new and have limited operating history.

Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

(1)

The Russell Global Small Cap Index is a unmanaged index designed to measure the performance of small capitalization securities and all capitalization securities respectively, including reinvestment of all dividends, of issuers located in countries throughout the world representing developed and emerging markets. You cannot invest directly in these or any index.

(2)

The Russell Global ex U.S. Small Cap Index is an unmanaged index designed to measure the performance of small capitalization securities outside of the U.S. You cannot invest directly in these or any indices.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-PEAK (7325). Please read it carefully before investing.

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Wasatch Advisors is not affiliated with Grandeur Peak Global Advisors.

CFA® is a trademark owned by CFA Institute.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2012 (Unaudited)

Performance for the period ended April 30, 2012
	Year-to-Date	Since Inception*
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	16.08%	15.50%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	16.58%	16.00%
Russell Global Small Cap Index	12.40%	12.02%

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2012

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 04/30/12. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Russell Global Small Cap Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

*	Fund Inception date of October 17, 2011.

Annual Report | April 30, 2012	5

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2012 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	37.0%
Europe	22.2%
Asia ex Japan	15.3%
Australia/New Zealand	6.3%
Japan	4.9%
Latin America	3.5%
Africa/Middle East	1.7%
Cash, Cash Equivalents, & Other Net Assets	9.1%
Total	100.0%

Sector Allocation (as a % of Net Assets)*
Technology	23.5%
Industrials	21.3%
Consumer	14.7%
Financials	14.0%
Energy & Materials	8.7%
Health Care	8.4%
Exchange Traded Funds	0.3%
Cash, Cash Equivalents, & Other Net Assets	9.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
RPS Group PLC	2.5%
Melexis NV	2.4%
ShawCor, Ltd., Class A	1.8%
Magellan Financial Group, Ltd.	1.7%
L’Occitane International SA	1.6%
IDEX Corp.	1.5%
Wirecard AG	1.5%
Banco Daycoval SA	1.5%
Super Retail Group, Ltd.	1.3%
Bertrandt AG	1.3%
Total	17.1%

* Holdings are subject to change.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2012 (Unaudited)

Performance for the period ended April 30, 2012
	Year-to-Date	Since Inception*
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	18.65%	14.50%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	18.65%	14.50%
Russell Global ex-U.S. Small Cap Index	13.38%	8.15%

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2012

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 04/30/12. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Russell Global ex-U.S. Small Cap Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

* Fund Inception date of October 17, 2011.

Annual Report | April 30, 2012	7

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2012 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	31.8%
Asia ex Japan	24.9%
Australia/New Zealand	10.1%
North America	9.2%
Japan	8.8%
Latin America	5.6%
Africa/Middle East	3.7%
Cash, Cash Equivalents, & Other Net Assets	5.9%
Total	100.0%

Sector Allocation (as a % of Net Assets)*
Technology	23.4%
Industrials	22.0%
Consumer	20.0%
Energy & Materials	10.3%
Financials	9.7%
Health Care	8.2%
Exchange Traded Funds	0.5%
Cash, Cash Equivalents, & Other Net Assets	5.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
RPS Group PLC	3.0%
Melexis NV	3.0%
Magellan Financial Group, Ltd.	2.7%
L’Occitane International SA	2.2%
Banco Daycoval SA	2.1%
Wirecard AG	2.0%
China Medical System Holdings, Ltd.	1.8%
ShawCor, Ltd., Class A	1.8%
Kakaku.com, Inc.	1.7%
Bertrandt AG	1.6%
Total	21.9%

* Holdings are subject to change.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2011 through April 30, 2012.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 11/1/2011	Ending Account Value 4/30/12	Expense Ratio(a)	Expenses Paid During period 11/1/2011 - 4/30/12(b)
Grandeur Peak Global Opportunities

Investor
Actual	$ 1,000.00	$ 1,110.60	1.75%	$ 9.18
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.16	1.75%	$ 8.77

Institutional
Actual	$ 1,000.00	$ 1,115.40	1.50%	$ 7.89
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.40	1.50%	$ 7.52

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.

Annual Report | April 30, 2012	9

Grandeur Peak FundsSM	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 182/366.

	Beginning Account Value 11/1/2011	Ending Account Value 4/30/12	Expense Ratio(a)	Expenses Paid During period 11/1/2011 - 4/30/12(b)
Grandeur Peak International Opportunities

Investor
Actual	$ 1,000.00	$ 1,101.00	1.75%	$ 9.14
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.16	1.75%	$ 8.77

Institutional
Actual	$ 1,000.00	$ 1,101.00	1.50%	$ 7.84
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.40	1.50%	$ 7.52

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 182/366.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (90.54%)
Australia (6.34%)
Ausenco, Ltd.	89,515	$417,850
Billabong International, Ltd.	48,600	133,686
Campbell Brothers, Ltd.	9,880	705,891
carsales.com, Ltd.	76,795	460,095
DWS, Ltd.	241,873	380,549
Lycopodium, Ltd.	82,808	621,228
Magellan Financial Group, Ltd.	1,159,925	2,538,023
Navitas, Ltd.	65,505	269,599
Oroton Group, Ltd.	37,921	335,455
The Reject Shop, Ltd.	44,790	554,893
Sirtex Medical, Ltd.	19,900	133,947
SMS Management & Technology, Ltd.	37,910	239,372
Super Retail Group, Ltd.	236,257	1,905,338
Webjet, Ltd.	238,300	876,486

		9,572,412

Belgium (2.42%)
Melexis NV	207,137	3,657,649

Brazil (3.47%)
Banco ABC Brasil SA	163,100	1,022,503
Banco Daycoval SA	451,900	2,214,278
CETIP SA - Mercados Organizados	24,800	381,208
Fleury SA(a)	27,400	355,482
Marcopolo SA	78,600	354,621
Tegma Gestao Logistica	59,500	906,789

		5,234,881

Britain (6.41%)
Abcam PLC	43,565	261,597
CVS Group PLC	43,680	99,598
Fidessa Group PLC	4,620	116,216
Highland Gold Mining, Ltd.	74,690	150,306
Michael Page International PLC	33,375	225,107
N Brown Group PLC	301,580	1,121,785
Premier Oil PLC(a)	296,855	1,801,808
Robert Walters PLC	132,500	549,413
RPS Group PLC	974,084	3,743,437
Sthree PLC	130,147	731,863
Ted Baker PLC	29,470	432,953

Annual Report | April 30, 2012	11

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
Britain (continued)
Ultra Electronics Holdings PLC	16,235	$443,697

		9,677,780

Canada (7.70%)
Atrium Innovations, Inc.(a)	28,705	326,612
Churchill Corp., Class A	28,500	409,966
Gildan Activewear, Inc.	13,770	396,575
Gran Tierra Energy, Inc.(a)	244,175	1,574,929
Home Capital Group, Inc.	31,664	1,540,489
Inmet Mining Corp.	12,430	683,754
Pan American Silver Corp.	10,725	208,561
Richelieu Hardware, Ltd.	18,555	618,907
SEMAFO, Inc.	166,725	847,254
ShawCor, Ltd., Class A	83,645	2,705,327
Stantec, Inc.	14,364	469,227
TransGlobe Energy Corp.(a)	54,540	748,659
Westfire Energy, Ltd.(a)	209,420	1,091,778

		11,622,038

China (3.38%)
China Lilang, Ltd.	469,175	433,579
China Medical System Holdings, Ltd.	3,334,428	1,538,573
Golden Eagle Retail Group, Ltd.	178,000	466,872
Minth Group, Ltd.	607,460	769,635
O2Micro International, Ltd., ADR(a)	162,250	871,283
Pacific Online, Ltd.	2,283,853	1,018,493

		5,098,435

France (1.58%)
1000mercis SA	16,730	724,599
Audika Groupe	8,655	126,595
Neurones	41,390	435,563
Sartorius Stedim Biotech	7,113	501,373
Thermador Groupe	3,846	604,040

		2,392,170

Germany (4.93%)
Amadeus Fire AG	20,205	1,010,437
Bertrandt AG	25,085	1,900,650
CompuGroup Medical AG	74,765	1,150,977
Gerry Weber International AG	8,600	365,192

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
Germany (continued)
Viscom AG(a)	9,800	$110,264
Wirecard AG	119,885	2,221,680
zooplus AG(a)	13,620	680,585

		7,439,785

Hong Kong (0.93%)
Ports Design, Ltd.(b)	144,030	190,464
Trinity, Ltd.	465,000	388,966
Vitasoy International Holdings, Ltd.	553,483	406,624
Yingde Gases Group Co.	361,320	420,061

		1,406,115

Ireland (0.77%)
Beazley PLC	504,400	1,159,945

Israel (0.44%)
Caesar Stone Sdot Yam, Ltd.(a)	33,200	411,016
Camtek, Ltd.(a)	105,651	250,393

		661,409

Japan (4.88%)
CMIC Co., Ltd.	24,720	417,986
CyberAgent, Inc.	238	732,721
Daiken Medical Co., Ltd.	17,500	200,996
EPS Co., Ltd.	450	1,120,491
Future Architect, Inc.	510	220,378
Kakaku.com, Inc.	42,000	1,303,557
Macromill, Inc.	21,745	217,069
MonotaRO Co., Ltd.	97,245	1,741,738
Nihon M&A Center, Inc.	13,900	399,555
Simplex Holdings, Inc.	786	277,620
Trancom Co., Ltd.	33,470	728,593

		7,360,704

Luxembourg (1.57%)
L’Occitane International SA	886,903	2,366,248

Malaysia (1.33%)
Aeon Credit Service M Bhd	133,700	472,766
JobStreet Corp. Bhd	77,300	59,010
KFC Holdings Malaysia Bhd	66,400	81,409

Annual Report | April 30, 2012	13

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
Malaysia (continued)
My EG Services Bhd	1,695,500	$355,797
Padini Holdings Bhd	1,857,650	1,031,346

		2,000,328

Netherlands (2.18%)
Brunel International NV	25,745	1,205,700
LMA International NV	1,570,000	551,879
VistaPrint NV(a)	40,920	1,525,907

		3,283,486

Norway (0.09%)
Oslo Bors VPS Holding ASA	11,835	133,902

Russia (0.10%)
Exillon Energy PLC(a)	68,749	154,752

Singapore (1.87%)
ARA Asset Management, Ltd.	621,080	762,862
Breadtalk Group, Ltd.	910,625	408,401
CSE Global, Ltd.(a)	1,135,550	683,624
Goodpack, Ltd.	312,000	407,176
Petra Foods, Ltd.	282,000	562,861

		2,824,924

South Africa (1.16%)
Advtech, Ltd.	159,299	129,106
Clicks Group, Ltd.	118,785	714,848
EOH Holdings, Ltd.	118,300	498,715
Foschini Group, Ltd.	16,535	273,933
Life Healthcare Group Holdings, Ltd.	40,180	138,941

		1,755,543

South Korea (2.78%)
Eugene Tech Co., Ltd.	4,120	128,690
Hy-Lok Corp.	77,500	1,474,394
iMarketKorea, Inc.	31,000	543,126
Koh Young Technology, Inc.	25,410	569,975
LG Fashion Corp.	21,350	710,329
MKTrend Co., Ltd.	39,340	355,065

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
South Korea (continued)
Shinsegae Food Co., Ltd.	5,930	$408,233

		4,189,812

Sweden (2.11%)
AddTech AB, B Shares	33,537	923,087
Connecta AB	14,140	130,433
DIBS Payment Services AB	52,699	411,631
HIQ International AB	143,304	778,212
Indutrade AB(a)	21,064	680,060
Swedol AB, B Shares	58,310	254,190

		3,177,613

Taiwan (4.65%)
Cub Elecparts, Inc.	155,000	247,026
Global Mixed Mode Technology, Inc.	96,000	340,175
Hu Lane Associate, Inc.	161,000	295,999
Pacific Hospital Supply Co.	356,500	1,080,174
Polyronics Tech Corp.	420,200	799,874
Richtek Technology Corp.	19,200	117,007
Sporton International, Inc.	339,300	823,609
Taiwan Hon Chuan Enterprise Co., Ltd.	762,000	1,711,392
Test Research, Inc.	727,800	940,632
TXC Corp.	441,600	658,427

		7,014,315

Thailand (0.13%)
Coastal Energy Co.(a)	11,888	192,352

United States (29.32%)
3D Systems Corp.(a)	13,300	392,217
Abaxis, Inc.(a)	16,030	570,989
Allegiant Travel Co.(a)	5,655	332,288
American Software, Inc., Class A	123,548	1,022,977
Amphenol Corp., Class A	19,120	1,111,637
Amsurg Corp.(a)	29,130	837,779
Ares Capital Corp.	116,409	1,867,200
AtriCure, Inc.(a)	5,550	45,510
Big 5 Sporting Goods Corp.	31,250	261,563
Capstead Mortgage Corp.	73,410	1,007,919
Cardtronics, Inc.(a)	31,650	834,294
Cempra, Inc.(a)	112,700	788,900

Annual Report | April 30, 2012	15

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
United States (continued)
Colony Financial, Inc.	43,800	$744,162
Copart, Inc.(a)	8,940	236,105
Covance, Inc.(a)	16,132	754,332
CRA International, Inc.(a)	30,573	625,218
DFC Global Corp.(a)	62,740	1,096,695
Diamond Hill Investment Group, Inc.	18,395	1,395,997
Ellie Mae, Inc.(a)	24,900	322,704
ExamWorks Group, Inc.(a)	53,050	617,502
ExlService Holdings, Inc.(a)	26,300	727,984
First Cash Financial Services, Inc.(a)	18,400	753,664
The First of Long Island Corp.	13,610	374,683
First Republic Bank(a)	21,805	720,219
Forward Air Corp.	3,370	113,839
FTI Consulting, Inc.(a)	8,190	297,625
Gardner Denver, Inc.	10,800	703,512
HCC Insurance Holdings, Inc.	11,935	381,443
Houston Wire & Cable Co.	42,005	516,241
ICU Medical, Inc.(a)	7,100	372,679
IDEX Corp.	52,395	2,269,227
inContact, Inc.(a)	66,600	362,970
InnerWorkings, Inc.(a)	56,600	651,466
Intevac, Inc.(a)	29,000	233,740
KBW, Inc.	44,126	751,907
Knight Transportation, Inc.	66,095	1,085,280
Linear Technology Corp.	38,570	1,261,625
Littelfuse, Inc.	6,600	413,622
LKQ Corp.(a)	8,735	292,186
Maxim Integrated Products, Inc.	40,175	1,188,376
MEDNAX, Inc.(a)	1,765	123,974
Meridian Bioscience, Inc.	38,000	780,900
Mesa Laboratories, Inc.	4,600	228,344
Micrel, Inc.	39,675	432,061
Microchip Technology, Inc.	21,345	754,332
Mitek Systems, Inc.(a)	7,500	42,450
Monro Muffler Brake, Inc.	5,200	214,552
MSC Industrial Direct Co., Inc., Class A	14,170	1,044,471
Myriad Genetics, Inc.(a)	9,595	249,566
Navigant Consulting, Inc.(a)	52,410	729,547
Newpark Resources, Inc.(a)	62,200	395,592
Opnet Technologies, Inc.	29,950	693,642
Pegasystems, Inc.	18,000	669,420

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
United States (continued)
Perficient, Inc.(a)	60,396	$725,356
Pericom Semiconductor Corp.(a)	56,614	444,986
Pool Corp.	5,410	199,683
Portfolio Recovery Associates, Inc.(a)	15,955	1,098,023
Power Integrations, Inc.	19,675	745,289
Procera Networks, Inc.(a)	16,000	332,160
Quality Systems, Inc.	26,100	976,140
ReachLocal, Inc.(a)	22,650	171,234
Resources Connection, Inc.	56,075	727,853
Robert Half International, Inc.	13,205	393,509
Ross Stores, Inc.	4,680	288,241
rue21, Inc.(a)	21,200	643,420
SEI Investments Co.	36,700	740,973
Silicon Laboratories, Inc.(a)	8,540	303,085
SPS Commerce, Inc.(a)	4,470	124,355
Tetra Tech, Inc.(a)	9,305	248,444
TTM Technologies, Inc.(a)	19,475	201,177
Universal Truckload Services, Inc.	18,935	295,386
Volterra Semiconductor Corp.(a)	18,635	612,905
Zumiez, Inc.(a)	7,285	267,068

		44,236,414

TOTAL COMMON STOCKS (Cost $128,077,039)		136,613,012

EXCHANGE TRADED FUNDS (0.33%)
Market Vectors® India Small-Cap Index ETF	43,465	496,370

TOTAL EXCHANGE TRADED FUNDS (Cost $549,820)		496,370

SHORT TERM INVESTMENTS (5.74%)
BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class (7 Day Yield 0.000%)(c)	8,665,713	8,665,713

TOTAL SHORT TERM INVESTMENTS (Cost $8,665,713)		8,665,713

Annual Report | April 30, 2012	17

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2012

TOTAL INVESTMENTS (96.61%)
(Cost $137,292,572)	$145,775,095

Assets In Excess Of Other Liabilities (3.39%)	5,116,120

NET ASSETS (100.00%)	$150,891,215

(a)	Non-Income Producing Security.
(b)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of April 30, 2012, these securities had a total value of $190,464 or 0.12% of total net assets.

(c)	Less than 0.0005% 7 Day Yield.

Percentages stated as a percent of net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

ETF - Exchange Traded Fund.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

For Fund compliance purposes, the Fund’s country classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine country sub-classifications for reporting ease. Countries are shown as a percent of net assets. These country classifications are based on third party definitions. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
COMMON STOCKS (93.61%)
Australia (10.08%)
Ausenco, Ltd.	71,575	$334,107
Billabong International, Ltd.	19,500	53,639
Campbell Brothers, Ltd.	6,885	491,909
carsales.com, Ltd.	72,275	433,014
Countplus, Ltd.	37,500	52,749
DWS, Ltd.	140,151	220,506
Lycopodium, Ltd.	60,162	451,337
Magellan Financial Group, Ltd.	783,555	1,714,491
Navitas, Ltd.	42,280	174,012
Oroton Group, Ltd.	38,754	342,823
The Reject Shop, Ltd.	26,295	325,763
Sirtex Medical, Ltd.	48,000	323,087
SMS Management & Technology, Ltd.	25,875	163,380
Super Retail Group, Ltd.	108,848	877,825
Webjet, Ltd.	154,318	567,594

		6,526,236

Belgium (2.95%)
Melexis NV	108,126	1,909,301

Brazil (5.59%)
Banco ABC Brasil SA	109,200	684,595
Banco Daycoval SA	273,700	1,341,111
CETIP SA - Mercados Organizados	18,700	287,443
Fleury SA(a)	23,850	309,425
Marcopolo SA	67,000	302,285
Tegma Gestao Logistica	45,700	696,474

		3,621,333

Britain (7.99%)
Abcam PLC	27,010	162,188
CVS Group PLC	44,320	101,057
Fidessa Group PLC	3,465	87,162
Highland Gold Mining, Ltd.	52,450	105,550
Michael Page International PLC	23,425	157,997
N Brown Group PLC	128,495	477,962
Premier Oil PLC(a)	146,980	892,118
Robert Walters PLC	80,900	335,453
RPS Group PLC	505,726	1,943,522
Sthree PLC	68,116	383,041

Annual Report | April 30, 2012	19

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
Britain (continued)
Ted Baker PLC	16,878	$247,960
Ultra Electronics Holdings PLC	10,240	279,856

		5,173,866

Canada (9.22%)
Atrium Innovations, Inc.(a)	19,105	217,381
Churchill Corp., Class A	34,300	493,398
Gran Tierra Energy, Inc.(a)	108,250	698,212
Home Capital Group, Inc.	13,830	672,845
Inmet Mining Corp.	6,435	353,979
Pan American Silver Corp.	12,345	240,064
Petroamerica Oil Corp.(a)	112,695	17,683
Richelieu Hardware, Ltd.	15,650	522,010
SEMAFO, Inc.	64,575	328,154
ShawCor, Ltd., Class A	36,645	1,185,208
Stantec, Inc.	9,476	309,551
TransGlobe Energy Corp.(a)	33,480	459,573
Westfire Energy, Ltd.(a)	90,230	470,400

		5,968,458

China (5.10%)
China Lilang, Ltd.	223,045	206,123
China Medical System Holdings, Ltd.	2,570,924	1,186,277
Golden Eagle Retail Group, Ltd.	121,000	317,368
Minth Group, Ltd.	400,815	507,822
O2Micro International, Ltd., ADR(a)	97,400	523,038
Pacific Online, Ltd.	1,249,152	557,064

		3,297,692

Finland (0.52%)
BasWare OYJ	11,400	337,868

France (3.01%)
1000mercis SA	13,894	601,768
Audika Groupe	9,255	135,371
Neurones	40,220	423,251
Sartorius Stedim Biotech	6,712	473,108
Thermador Groupe	1,989	312,386

		1,945,884

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
Germany (7.08%)
Amadeus Fire AG	11,845	$592,360
Bertrandt AG	13,722	1,039,694
CompuGroup Medical AG	32,700	503,403
Gerry Weber International AG	10,295	437,169
Viscom AG(a)	15,850	178,335
Wirecard AG	70,770	1,311,492
zooplus AG(a)	10,400	519,684

		4,582,137

Hong Kong (1.44%)
EcoGreen Fine Chemicals Group, Ltd.	118,375	22,581
Ports Design, Ltd.(b)	83,660	110,632
Trinity, Ltd.	247,000	206,612
Vitasoy International Holdings, Ltd.	462,338	339,663
Yingde Gases Group Co.	215,855	250,947

		930,435

Ireland (1.02%)
Beazley PLC	286,600	659,080

Israel (0.59%)
Caesar Stone Sdot Yam, Ltd.(a)	21,500	266,170
Camtek, Ltd.(a)	47,596	112,803

		378,973

Japan (8.82%)
Benefit One, Inc.	54	40,852
CMIC Co., Ltd.	13,055	220,745
CyberAgent, Inc.	141	434,091
Daiken Medical Co., Ltd.	20,700	237,749
EPS Co., Ltd.	369	918,802
Future Architect, Inc.	542	234,206
Kakaku.com, Inc.	36,100	1,120,438
Macromill, Inc.	19,195	191,613
MonotaRO Co., Ltd.	56,745	1,016,349
Nihon M&A Center, Inc.	12,600	362,187
Prestige International, Inc.	8,200	83,089
Simplex Holdings, Inc.	948	334,840
Trancom Co., Ltd.	23,690	515,697

		5,710,658

Annual Report | April 30, 2012	21

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
Luxembourg (2.24%)
L’Occitane International SA	542,362	$1,447,016

Malaysia (2.50%)
Aeon Credit Service M Bhd	96,900	342,640
JobStreet Corp. Bhd	108,000	82,446
KFC Holdings Malaysia Bhd	34,600	42,421
My EG Services Bhd	970,800	203,720
Padini Holdings Bhd	1,172,850	651,153
Uzma Bhd(a)	437,800	297,316

		1,619,696

Netherlands (2.84%)
Brunel International NV	18,175	851,179
LMA International NV	978,000	343,782
VistaPrint NV(a)	17,270	643,998

		1,838,959

Norway (0.13%)
Oslo Bors VPS Holding ASA	7,635	86,383

Russia (0.23%)
Exillon Energy PLC(a)	66,740	150,229

Singapore (2.89%)
ARA Asset Management, Ltd.	387,920	476,476
Breadtalk Group, Ltd.	723,375	324,423
CSE Global, Ltd.(a)	758,055	456,364
Goodpack, Ltd.	262,000	341,923
Petra Foods, Ltd.	137,000	273,446

		1,872,632

South Africa (3.07%)
Advtech, Ltd.	144,325	116,970
Clicks Group, Ltd.	80,485	484,359
Ellies Holdings, Ltd.	528,940	268,779
EOH Holdings, Ltd.	68,156	287,324
Foschini Group, Ltd.	15,770	261,259
Life Healthcare Group Holdings, Ltd.	56,865	196,638
Pinnacle Technology Holdings, Ltd.	129,500	264,719

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
South Africa (continued)
Value Group, Ltd.	157,300	$106,238

		1,986,286

South Korea (5.03%)
Daewoong Pharma Co.	2,969	65,679
Eugene Tech Co., Ltd.	2,472	77,214
Hy-Lok Corp.	47,028	894,682
iMarketKorea, Inc.	19,960	349,703
Koh Young Technology, Inc.	14,800	331,981
LEENO Industrial, Inc.	13,300	267,147
LG Fashion Corp.	17,470	581,238
MKTrend Co., Ltd.	40,660	366,979
Shinsegae Food Co., Ltd.	4,674	321,767

		3,256,390

Sweden (3.88%)
AddTech AB, B Shares	20,011	550,792
Connecta AB	9,670	89,200
DIBS Payment Services AB	83,100	649,093
HIQ International AB	92,416	501,865
Indutrade AB(a)	15,950	514,952
Swedol AB, B Shares	47,310	206,237

		2,512,139

Taiwan (7.26%)
Cub Elecparts, Inc.	148,000	235,870
Global Mixed Mode Technology, Inc.	85,500	302,968
Hu Lane Associate, Inc.	153,000	281,291
Leadtrend Technology Corp.	120,000	208,296
Pacific Hospital Supply Co.	207,000	627,198
Polyronics Tech Corp.	346,300	659,201
Richtek Technology Corp.	34,000	207,200
Sporton International, Inc.	190,400	462,172
Taiwan Hon Chuan Enterprise Co., Ltd.	371,800	835,034
Test Research, Inc.	331,000	427,795
TXC Corp.	303,900	453,116

		4,700,141

Annual Report | April 30, 2012	23

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2012

	Shares	Value (Note 2)
Thailand (0.13%)
Coastal Energy Co.(a)	5,218	$84,429

TOTAL COMMON STOCKS (Cost $57,207,043)		60,596,221

EXCHANGE TRADED FUNDS (0.51%)
Market Vectors® India Small-Cap Index ETF	28,770	328,553

TOTAL EXCHANGE TRADED FUNDS (Cost $364,130)		328,553

SHORT TERM INVESTMENTS (3.08%)
BlackRock Liquidity Funds Treasury Trust Fund
Portfolio - Institutional Class
(7 Day Yield 0.000%)(c)	1,992,251	1,992,251

TOTAL SHORT TERM INVESTMENTS (Cost $1,992,251)		1,992,251

TOTAL INVESTMENTS (97.20%) (Cost $59,563,424)		$62,917,025

Assets In Excess Of Other Liabilities (2.80%)		1,814,595

NET ASSETS (100.00%)		$64,731,620

(a)	Non-Income Producing Security.
(b)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of April 30, 2012, these securities had a total value of $110,632 or 0.17% of total net assets.

(c)	Less than 0.0005% 7 Day Yield.

Percentages stated as a percent of net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

ETF - Exchange Traded Fund.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2012

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

For Fund compliance purposes, the Fund’s country classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine country sub-classifications for reporting ease. Countries are shown as a percent of net assets. These country classifications are based on third party definitions. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

Annual Report | April 30, 2012	25

Grandeur Peak FundsSM	Statement of Assets and Liabilities
April 30, 2012

	Grandeur Peak Global Opportunities	Grandeur Peak International Opportunities
ASSETS
Investments, at value (Cost - see below)	$145,775,095	$62,917,025
Foreign cash, at value (Cost $3,114,216 and $1,417,440, respectively)	3,134,022	1,427,374
Dividends and interest receivable	144,504	92,205
Receivable for investments sold	13,308,535	1,100,526
Receivable for fund shares subscribed	91,390	4,000
Deferred offering cost	31,095	28,773
Prepaid and other assets	6,538	4,176
Total assets	162,491,179	65,574,079

LIABILITIES
Payable for investments purchased	11,364,896	753,150
Payable for fund shares redeemed	68,062	–
Advisory fee payable	86,223	37,730
Administration fees payable	12,511	7,083
Payable for chief compliance officer fee	1,250	1,250
Payable for principal financial officer fees	417	417
Distribution and service fees payable	9,228	1,850
Accrued expenses and other liabilities	57,377	40,979
Total liabilities	11,599,964	842,459
NET ASSETS	$150,891,215	$64,731,620

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$142,167,167	$61,820,230
Overdistributed net investment income	(329,624)	(184,355)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	569,973	(266,164)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	8,483,699	3,361,909
NET ASSETS	$150,891,215	$64,731,620

INVESTMENTS, AT COST	$137,292,572	$59,563,424

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Statement of Assets and Liabilities (continued)
April 30, 2012

	Grandeur Peak Global Opportunities	Grandeur Peak International Opportunities
PRICING OF SHARES
Investor Class
Net Assets	$73,153,775	$9,274,015
Net Asset Value, offering and redemption price per share	$2.31	$2.29
Shares of beneficial interest outstanding	31,676,055	4,058,133
Institutional Class
Net Assets	$77,737,440	$55,457,605
Net Asset Value, offering and redemption price per share	$2.32	$2.29
Shares of beneficial interest outstanding	33,518,680	24,242,508

See Notes to Financial Statements.

Annual Report | April 30, 2012	27

Grandeur Peak FundsSM	Statements of Operations
For the Period October 17, 2011 (Inception) to April 30, 2012

	Grandeur Peak Global Opportunities	Grandeur Peak International Opportunities
INVESTMENT INCOME
Dividends	$686,921	$307,356
Interest	102	34
Foreign taxes withheld	(36,809)	(22,921)
Total investment income	650,214	284,469

EXPENSES
Investment advisor fees (Note 6)	440,702	172,570
Administrative fees	79,854	33,334
Distribution and service fees - Investor Class	25,901	8,859
Transfer agent fees	33,973	17,976
Legal fees	4,002	1,458
Printing fees	4,793	1,385
Registration fees	2,222	600
Audit and tax preparation fees	20,790	20,790
Custodian fees	64,110	46,536
Trustee fees	7,013	2,399
Chief compliance officer fees	8,750	8,750
Principal financial officer fees	2,917	2,917
Offering costs	35,598	34,369
Other expenses	12,449	8,898
Total expenses	743,074	360,841
Less fees waived/reimbursed by investment advisor
Investor Class	(57,387)	(42,227)
Institutional Class	(130,976)	(102,671)
Total net expenses	554,711	215,943
NET INVESTMENT INCOME	95,503	68,526

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	563,629	(274,074)
Net realized loss on foreign currency transactions	(462,005)	(280,988)
Net change in unrealized appreciation on investments	9,711,446	4,252,716
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	1,176	8,308
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	9,814,246	3,705,962
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,909,749	$3,774,488

See Notes to Financial Statements.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Statements of Changes in Net Assets
For the Period October 17, 2011 (Inception) to April 30, 2012

	Grandeur Peak Global Opportunities	Grandeur Peak International Opportunities

OPERATIONS
Net investment income	$95,503	$68,526
Net realized gain/(loss) on investments and foreign currency transactions	101,624	(555,062)
Net change in unrealized appreciation on investments and foreign currency translations	9,712,622	4,261,024
Net increase in net assets resulting from operations	9,909,749	3,774,488

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	70,935,320	8,652,042
Cost of shares redeemed	(479,829)	(306,774)
Redemption fees	1,255	196
Net increase from capital shares transactions	70,456,746	8,345,464

Institutional Class
Proceeds from sales of shares	70,797,423	52,679,495
Cost of shares redeemed	(272,865)	(69,011)
Redemption fees	162	1,184
Net increase from capital shares transactions	70,524,720	52,611,668

Net increase in net assets	150,891,215	64,731,620

NET ASSETS
Beginning of year	–	–
End of period*	$150,891,215	$64,731,620

*Including overdistributed net investment income of:	$(329,624)	$(184,355)

Annual Report | April 30, 2012	29

Grandeur Peak FundsSM	Statements of Changes in Net Assets (continued)
For the Period October 17, 2011 (Inception) to April 30, 2012

	Grandeur Peak Global Opportunities	Grandeur Peak International Opportunities

OTHER INFORMATION
Shares Transactions
Investor
Issued	31,896,998	4,205,017
Redeemed	(220,943)	(146,884)
Net increase in share transactions	31,676,055	4,058,133

Institutional
Issued	33,638,446	24,273,224
Redeemed	(119,766)	(30,716)
Net increase in share transactions	33,518,680	24,242,508

See Notes to Financial Statements.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the period presented.

Investor Class	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	(0.00)	(b)
Net realized and unrealized gain on investments	0.31
Total income from investment operations	0.31

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (Note 5)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.31
NET ASSET VALUE, END OF PERIOD	$2.31

TOTAL RETURN	15.50%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$73,154

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.30%	(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.75%	(d)
Net investment loss	(0.04)%	(d)

PORTFOLIO TURNOVER RATE	42%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2012	31

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the period presented.

Institutional Class	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00	(b)
Net realized and unrealized gain on investments	0.32
Total income from investment operations	0.32

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (Note 5)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.32
NET ASSET VALUE, END OF PERIOD	$2.32

TOTAL RETURN	16.00%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$77,737

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.03%	(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.50%	(d)
Net investment income	0.40%	(d)

PORTFOLIO TURNOVER RATE	42%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights
For a share outstanding throughout the period presented.

Investor Class	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00	(b)
Net realized and unrealized gain on investments	0.29
Total income from investment operations	0.29

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (Note 5)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.29
NET ASSET VALUE, END OF PERIOD	$2.29

TOTAL RETURN	14.50%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$9,274

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.94%	(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.75%	(d)
Net investment income	0.33%	(d)

PORTFOLIO TURNOVER RATE	24%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2012	33

Grandeur Peak International Opportunities Fund	Financial Highlights
For a share outstanding throughout the period presented.

Institutional Class	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01
Net realized and unrealized gain on investments	0.28
Total income from investment operations	0.29

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (Note 5)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.29
NET ASSET VALUE, END OF PERIOD	$2.29

TOTAL RETURN	14.50%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$55,458

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.50%	(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.50%	(d)
Net investment income	0.56%	(d)

PORTFOLIO TURNOVER RATE	24%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2012, the Trust had twenty registered funds. This annual report describes the Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund (collectively, the “Funds”). The Funds seek long-term growth of capital and invest primarily in foreign small and micro cap companies. The Funds offer Investor Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

From July 1, 2011 through October 17, 2011, Mr. Gardiner and Mr. Walker managed two separate accounts in the same style in which the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund are now managed.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial reporting in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Annual Report | April 30, 2012	35

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

The following is a summary of each input used to value the Funds as of April 30, 2012:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities
Common Stocks
Australia	$9,572,412	$–	$–	$9,572,412
Belgium	3,657,649	–	–	3,657,649
Brazil	5,234,881	–	–	5,234,881
Britain	9,677,780	–	–	9,677,780
Canada	11,622,038	–	–	11,622,038
China	5,098,435	–	–	5,098,435
France	2,392,170	–	–	2,392,170
Germany	7,439,785	–	–	7,439,785
Hong Kong	1,215,651	–	190,464	1,406,115
Ireland	1,159,945	–	–	1,159,945
Israel	661,409	–	–	661,409
Japan	7,360,704	–	–	7,360,704
Luxembourg	2,366,248	–	–	2,366,248
Malaysia	2,000,328	–	–	2,000,328
Netherlands	3,283,486	–	–	3,283,486
Norway	133,902	–	–	133,902
Russia	154,752	–	–	154,752
Singapore	2,824,924	–	–	2,824,924
South Africa	1,755,543	–	–	1,755,543
South Korea	4,189,812	–	–	4,189,812
Sweden	3,177,613	–	–	3,177,613
Taiwan	7,014,315	–	–	7,014,315
Thailand	192,352	–	–	192,352
United States	44,236,414	–	–	44,236,414
Exchange Traded Funds	496,370	–	–	496,370
Short Term Investments	8,665,713	–	–	8,665,713
Total	$145,584,631	$–	$190,464	$145,775,095

Annual Report | April 30, 2012	37

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities
Common Stocks
Australia	$6,526,236	$–	$–	$6,526,236
Belgium	1,909,301	–	–	1,909,301
Brazil	3,621,333	–	–	3,621,333
Britain	5,173,866	–	–	5,173,866
Canada	5,968,458	–	–	5,968,458
China	3,297,692	–	–	3,297,692
Finland	337,868	–	–	337,868
France	1,945,884	–	–	1,945,884
Germany	4,582,137	–	–	4,582,137
Hong Kong	819,803	–	110,632	930,435
Ireland	659,080	–	–	659,080
Israel	378,973	–	–	378,973
Japan	5,710,658	–	–	5,710,658
Luxembourg	1,447,016	–	–	1,447,016
Malaysia	1,619,696	–	–	1,619,696
Netherlands	1,838,959	–	–	1,838,959
Norway	86,383	–	–	86,383
Russia	150,229	–	–	150,229
Singapore	1,872,632	–	–	1,872,632
South Africa	1,986,286	–	–	1,986,286
South Korea	3,256,390	–	–	3,256,390
Sweden	2,512,139	–	–	2,512,139
Taiwan	4,700,141	–	–	4,700,141
Thailand	84,429	–	–	84,429
Exchange Traded Funds	328,553	–	–	328,553
Short Term Investments	1,992,251	–	–	1,992,251
Total	$62,806,393	$–	$110,632	$62,917,025

For the period ended April 30, 2012, the Funds did not have any significant transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Global Opportunities							Net change in unrealized appreciation/ (depreciation) included in the statement of operations attributable to level 3 investments still held at April 30, 2012
Investments in Securities at Value	Balance as of October 17, 2011*	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchase/ (sales)	Transfer in and/or (out) of Level 3	Balance as of April 30, 2012*
Common Stocks	$ -	$-	$ (52,117)	$242,581	$ -	$190,464	$ (52,117)
Total	$ -	$-	$ (52,117)	$242,581	$ -	$190,464	$ (52,117)

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

Grandeur Peak International Opportunities							Net change in unrealized appreciation/ (depreciation) included in the statement of operations attributable to level 3 investments still held at April 30, 2012
Investments in Securities at Value	Balance as of October 17, 2011*	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchase/ (sales)	Transfer in and/or (out) of Level 3	Balance as of April 30, 2012*
Common Stocks	$ -	$-	$ (34,624)	$145,256	$ -	$110,632	$ (34,624)
Total	$ -	$-	$ (34,624)	$145,256	$ -	$110,632	$ (34,624)

*	The Fund commenced operations on October 17, 2011.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to the Funds are apportioned among all Funds in the Trust based on average net assets of each Fund.

Fund Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. As of April 30, 2012, $31,095 of offering costs remain to be amortized for the Grandeur Peak Global Opportunities Fund and $28,773 of offering costs remain to be amortized for the Grandeur Peak International Opportunities Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made. As of and during the period ended April 30, 2012, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado.

Investment Transactions: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds.

Annual Report | April 30, 2012	39

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

3. DISTRIBUTION TO SHAREHOLDERS

The Funds normally pay dividends and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Funds receive from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. The Funds may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Funds to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. During the period ended April 30, 2012, the Funds did not make any distributions.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

At April 30, 2012, each Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Grandeur Peak Global Opportunities Fund	$0	$0
Grandeur Peak Global International Opportunities Fund	$90,275	$0

The Grandeur Peak Global International Opportunities Fund will elect to defer to its fiscal year ending April 30, 2013, approximately $159,085 of capital losses recognized during the period from November 1, 2011 to April 30, 2012.

Reclassifications related primarily to differing book/tax treatment of foreign currency, PFICs and certain other investments. For the period ended April 30, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment (Loss)	Accumulated Net Realized Gain on Investments
Grandeur Peak Global Opportunities Fund	$(43,222)	$(425,127)	$468,349
Grandeur Peak Global International Opportunities Fund	$(36,017)	$(252,881)	$288,898

As of April 30, 2012, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net appreciation of foreign currency and derivatives	Net Unrealized Appreciation
Grandeur Peak Global Opportunities Fund	$138,178,193	$10,871,874	$(3,274,972)	$1,176	$7,598,078
Grandeur Peak Global International Opportunities Fund	$60,121,296	$4,510,270	$(1,714,541)	$8,308	$2,804,037

Annual Report | April 30, 2012	41

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

At April 30, 2012, components of distributable earnings on a tax basis were as follows:

	Global Opportunities Fund	International Opportunities Fund
Undistributed ordinary income	$1,111,807	$355,497
Accumulated capital gains/(losses)	1,258	(249,360)
Net unrealized appreciation on investments	7,598,078	2,804,037
Other cumulative effect of timing differences	12,905	1,216
Total distributable earnings	$8,724,048	$2,911,390

4. SECURITIES TRANSACTIONS

On October 17, 2011, when the Funds were launched, the assets of the two separately managed accounts were transferred-in-kind into the two Grandeur Peak Funds in the amounts of $8,695,783 and $5,641,085 respectively. Since these separate accounts had declined in value between July 1st and October 17th, as had the global stock market, these transfers-in-kind resulted in the Funds benefiting from a net unrealized loss on the equity positions that were transferred into the Funds. The net amount of unrealized losses that the Funds obtained through these transfers were $1,228,923 in the Global Opportunities Fund and $899,115 in the International Opportunities Fund.

The cost of purchases and proceeds from sales of securities (excluding short term securities and transfers-in-kind) during the period ended April 30, 2012 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Global Opportunities	$ 148,036,108	$ 28,668,913
Grandeur Peak International Opportunities	58,197,350	5,995,456

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the period ended April 30, 2012,the redemption fees charged were $1,417 and $1,380 for the Global Opportunities Fund and International Opportunities Fund, respectively.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2012, the following entities owned beneficially 25% or greater of each Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

Fund	Class	Name	Percentage
Global Opportunities	Investor	Charles Schwab & Co.	74.32%
International Opportunities	Institutional	Deseret Mutual Benefit Administration	54.52%
International Opportunities	Investor	Charles Schwab & Co.	70.92%

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak Global Advisors”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee of 1.25%, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit certain of each Fund’s expenses to 1.75% of the Fund’s average daily net assets in the Investor Class shares and 1.50% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2013. Pursuant to this agreement, each Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by a Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

For the period ended April 30, 2012, the fee waivers and/ or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment of Past Waived Fees By Advisor	Total
Grandeur Peak Global Opportunities Fund
Investor Class	$57,387	$0	$57,387
Institutional Class	130,976	0	130,976
Grandeur Peak Global International Opportunities Fund
Investor Class	$42,227	$0	$42,227
Institutional Class	102,671	0	102,671

As of April 30, 2012, the balances of recoupable expenses for each Fund were as follows:

Fund			2012
Grandeur Peak Global Opportunities Fund
Investor Class			$57,387
Institutional Class			130,976
Grandeur Peak Global International Opportunities Fund
Investor Class			$42,227
Institutional Class			102,671

Annual Report | April 30, 2012	43

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds for a monthly administration fee based on the Fund’s combined average daily net assets at the following annual rates.

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services

ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act for an annual fee of $30,000.

Principal Financial Officer

ALPS receives an annual fee of $10,000 for providing Principal Financial Officer (“PFO”) services to the Trust.

Distributor: ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission

Each Fund has adopted a Distribution and Services (12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows a Fund to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The Plan permits a Fund to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statement of Operations.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Notes to Financial Statements
April 30, 2012

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2012	45

Grandeur Peak FundsSM	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund, two of the portfolios constituting Financial Investors Trust (the “Funds”), as of April 30, 2012, and the related statements of operations, changes in net assets, and the financial highlights for the period October 17, 2011 (Inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund of Financial Investors Trust as of April 30, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the period October 17, 2011 (Inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2012

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Additional Information
April 30, 2012 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1- 800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 855-377-PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2011:

	Global Opportunities Fund	International Opportunities Fund

Dividend Received Deducation	0%	0%
Qualified Dividend Income	0%	0%

In early 2012, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2011 via Form 1099. The Funds will notify shareholders in early 2013 of amounts paid to them by the Funds, if any, during the calendar year 2012.

Annual Report | April 30, 2012	47

Grandeur Peak FundsSM	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, age 71	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	20	Ms. Anstine is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Grandeur Peak provides investment advisory services.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
John R. Moran, Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re- elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	20	None.

Annual Report | April 30, 2012	49

Grandeur Peak FundsSM	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, age 35	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	20	Mr. Deems is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Grandeur Peak provides investment advisory services.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	20	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Annual Report | April 30, 2012	51

Grandeur Peak FundsSM	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, age 41	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Grandeur Peak provides investment advisory services.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Trustees and Officers
April 30, 2012 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Edmund J. Burke, age 51	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	20	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2012	53

Grandeur Peak FundsSM	Trustees and Officers
April 30, 2012 (Unaudited)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 42	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.
JoEllen L. Legg, age 50	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served . as Senior Counsel -Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak FundsSM	Trustees and Officers
April 30, 2012 (Unaudited)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and the Transparent Value Trust.

Kimberly R. Storms, age 40	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | April 30, 2012	55

Grandeur Peak FundsSM	Notes

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING℠

Contact Us

Mail: Grandeur Peak Funds
P.O. Box 13664, Denver, CO 80201

Phone: 1.855.377.PEAK (7325)

E-Mail: grandeurpeakglobal@alpsinc.com

Web: www.GrandeurPeakGlobal.com

REDMONT
FUNDS

Redmont Resolute Fund I
Redmont Resolute Fund II

ANNUAL REPORT April 30, 2012

Redmont Funds	Shareholder Letter
April 30, 2012 (Unaudited)

Introduction:

Based on our economic and capital market outlook, we remain concerned about the challenges that exist in the global economy and the equity market volatility that is likely to follow. De-leveraging(1) is a difficult environment to navigate as an equity investor because market volatility increases, creating many opportunities to establish profitable positions and to take gains earned. It also increases the number of instances for an investor to lose emotional fortitude and cash out of potentially profitable positions during challenging markets. It is our opinion that volatility can often erode an investor’s ability to make sound investment decisions. Ben Graham and Warren Buffet would describe this as “emotional corrosion” and believe that very few individuals have the ability to remain emotionally strong during volatile markets. Since World War II, the volatility of the U.S. stock market has been on an upward trend. One of the reasons for this elevated volatility has been an increase in the number of investors that have moved from “buy and hold” to a trading mentality. According to the NYSE Factbook, the average holding period for a stock was 100 months in 1960. This holding period declined to thirty-three months in 1980, fourteen months in 2000, and now is just six months. This shift has multiple consequences, including speculative investment, increased correlation amongst stocks, and increased volatility. Combine this change in investor time horizon with today’s global uncertainty and the result is an elevated expectation for volatility going forward and an increasing importance of hedged equity exposure in a portfolio. For more a more detailed view of our market outlook, please visit our advisor website (www.highlandassoc.com).

With that background in mind, we are very pleased with the allocation that we have implemented, the managers that we have selected to fulfill those allocations, and their performance since we funded them in January.

Performance Discussion:

Redmont Resolute Fund I

Table 1 notes the performance for Fund I as of quarter end under standardized reporting (since inception) as well as since initial funding on January 17th through April 30th.

Table 1(2)(3)(4)(5)(6)

    Performance (amounts greater than one year are annualized)

Redmont Resolute Fund I	Total Cumulative Return As of March 31, 2012			Total Cumulative Return From January 17, 2012 to April 30, 2012(a)
Cumulative Total Return	YTD	1-Year	Since Inception*	3 Months	Year-to-Date	1-Year	Since 1/17/2012^
Class A (NAV)	1.70%	N/A	1.70%	1.19%	1.70%	N/A	1.60%
Class A (MOP)	-3.88%	N/A	-3.88%	-4.33%	-3.88%	N/A	-3.97%
Class I (NAV)	1.90%	N/A	1.90%	1.19%	1.80%	N/A	1.80%
HFRX Global Hedge Fund Index(b)	3.14%	N/A	3.14%	1.52%	3.27%	N/A	2.17%
S&P 500® Total Return(c)	12.59%	N/A	12.59%	7.08%	11.88%	N/A	8.68%
Morningstar Multi-Alternative Universe(d)	2.73%	N/A	2.73%	0.87%	2.65%(e)	N/A	2.65%(e)

*	Fund Inception Date 12/30/2011.
^	The date at which cashflows were sufficient to commence standard trading operations.

	Fees and Expenses of the Fund
	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement(f)	Total Annual Expenses After Waiver
Resolute Fund I – Class A	3.05%	0.00%	3.05%
Resolute Fund I – Class I	2.65%	0.00%	2.65%

(a)

January 17, 2012 was when the Fund received its first cash inflow sufficient to invest the Fund in the underlying investments. Performance is also shown as of the actual inception/launch of the Fund at December 30, 2011 through January 17, 2012 until the initial cash flows were received. However, the Fund was invested in money markets from December 30, 2011 through January 17, 2012 until the initial cash flows were received.

(b)

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. Investors cannot invest directly in an index.

(c)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)

The Morningstar Multi-alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market

Annual Report | April 30, 2012	1

Redmont Funds	Shareholder Letter
April 30, 2012 (Unaudited)

movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

(e)	Universe information is only available monthly; these returns reflect full January 2012 universe returns.
(f)

Highland Associates, Inc. has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of 12b-1 fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses, to 1.90% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2016. Highland will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expense more that three years after the end of the fiscal year in which the fees and expense were deferred. Highland may not discontinue this waiver without the approval of the Fund’s Board of Trustees.

This performance analysis section shows the Fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Redmont Resolute Fund I is a new fund with limited operating history. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund I underperformed the HFRX Global Index on a standard quarterly reporting basis but performed closer to our expectations when compared since funding. When compared to the peer group (Morningstar Multi-Alternative Universe), Fund I underperformed the 2.65% year-to-date return through April due almost entirely to the funding delay in January. The Fund outperformed the universe from February – April when the managers were fully implemented. That universe is only available monthly so we do not have the ability to show funding date adjusted performance versus the universe. The Fund trailed the S&P 500 by more than we expected based on our portfolio positioning for more normal equity market environments. The single largest factor that negatively impacted performance during the first four months of the year was the delay in getting the seed funding into the Fund. The first few days of 2012 specifically and the first half of January in general were very strong periods for the equity markets and caused the Fund to initially lag behind our expectations when viewed from launch (12/30/11). However, when evaluated based on the first day the portfolio was implemented (January 17th), the Fund has performed as designed. A secondary factor in the underperformance was the fundamental value bias within the managers we have selected and the extremely high returns for the market in a short period of time. When the equity markets rise over 12% in a three-month period, our managers are likely to trail. However, when equities are positive but achieve more average returns or when equity returns are negative, we expect our managers to outperform. This trend was borne out in April and the Fund performed as designed during the month relative to the benchmarks and the universe.

Redmont Resolute Fund II

Table 2 notes the performance for Fund II as of quarter end under standard reporting (since inception) as well as since initial funding on January 6th through April 30th.

Table 2(2)(3)(4)(5)(6)

    Performance (amounts greater than one year are annualized)

Redmont Resolute Fund II	Total Cumulative Return As of March 31, 2012			Total Cumulative Return From January 6, 2012 to April 30, 2012(a)
Cumulative Total Return	YTD	1-Year	Since Inception*	3 Months	Year-to-Date	1-Year	Since 1/6/12^
Class I (NAV)	3.20%	N/A	3.20%	1.37%	3.40%	N/A	3.40%
HFRX Global Hedge Fund Index(b)	3.14%	N/A	3.14%	1.52%	3.27%	N/A	2.17%
S&P 500® Total Return(c)	12.59%	N/A	12.59%	7.08%	11.88%	N/A	8.68%
Morningstar Multi-Alternative Universe(d)	2.73%	N/A	2.73%	0.87%	2.65%(e)	N/A	2.65% (e)

*	Fund Inception Date 12/30/2011.
^	The date at which cashflows were sufficient to commence standard trading operations.

	Fees and Expenses of the Fund
	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement(f)	Total Annual Expenses After Waiver
Resolute Fund II – Class A	2.06%	-0.50%	1.56%

2	www.redmontfunds.com

Redmont Funds	Shareholder Letter
April 30, 2012 (Unaudited)

(a)

January 6, 2012 was when the Fund received its first cash inflow sufficient to invest the Fund in the underlying investments. Performance is also shown as of the actual inception/launch of the Fund at December 30, 2011. However, the Fund was invested in money markets from December 30, 2011 through January 6, 2012 until the initial cash flows were received.

(b)

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. Investors cannot invest directly in an index.

(c)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)

The Morningstar Multi-alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

(e)	Universe information is only available monthly; these returns reflect full January 2012 universe returns.
(f)

Highland Associates, Inc. has agreed contractually waive the total amount of the Fund’s 0.50% management fees. This agreement is in effect through August 30, 2016. Highland may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

This performance analysis section shows the fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase.

The Redmont Resolute Fund II is a new fund with limited operating history. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Fund II outperformed the HFRX Global Index on both a standard and adjusted reporting basis. When compared to the peer group (Morningstar Multi-Alternative Universe), Fund II outperformed the 2.65% year-to-date return through April despite the funding delay in January. The Fund trailed the S&P 500 by more than we expected based on our portfolio positioning for more normal equity market environments. The single largest factor that negatively impacted performance during the first four months of the year was the delay in getting the seed funding into the Fund. The first few days of 2012 specifically and the first half of January in general were very strong periods for the equity markets and caused the Fund to initially lag behind our expectations when viewed from launch (12/30/11). However, when evaluated based on the first day the portfolio was implemented (January 6th), the Fund has performed as designed. A secondary factor in the underperformance was the fundamental value bias within the managers we have selected and the extremely high returns for the market in a short period of time. When the equity markets rise over 12% in a three-month period, our managers are likely to trail. However, when equities are positive but achieve more average returns or when equity returns are negative, we expect our managers to outperform. This trend was borne out in April and the Fund performed as designed during the month relative to the benchmarks and the universe.

Underlying Allocation Weights & Performance:

The Funds are composed of three main asset classes:

—	Tactical Asset Allocation;
—	Long/Short Equity; and
—	Opportunistic/Other(7)

Each Fund was initially invested with a target weight of 40% in Tactical with three underlying managers, 40% in Long/Short with three managers, and 20% in Opportunistic with two managers that each have two portfolios (for a total of four holdings). A fourth Long/Short manager was added during April but the target weights for the Fund remained unchanged. Exhibit 1 lists the asset allocation as of April 30th as a percent of net assets.

Annual Report | April 30, 2012	3

Redmont Funds	Shareholder Letter
April 30, 2012 (Unaudited)

Exhibit 1

Redmont Resolute Fund I Allocation	Redmont Resolute Fund II Allocation

Holdings and allocations subject to change.

Performance by manager varied but the Tactical Asset Allocation class has contributed the most to returns during 2012 while the Opportunistic exposure has been a drag on returns. This profile is entirely consistent with our expectations. The Tactical Asset Allocation managers will have the highest net equity exposure in the portfolio over time and should perform the best in rising markets. At the same time, the Opportunistic managers are designed to have a lower correlation with the equity markets and tend to perform very well in down markets and not as well in strong up markets. Table 3 details the contribution to performance by each asset class for the Fund.

Table 3

Portfolio Allocation Contribution to Returns (for the period ended April 30, 2012)

	Redmont Resolute Fund I		Redmont Resolute Fund II
	1Q12 Return	YTD Return	1Q12 Return	YTD Return
Tactical Asset Allocation:	1.49%	1.20%	2.20%	2.07%
Long/Short Equity:	1.13%	1.17%	1.57%	1.82%
Opportunistic:	-0.70%	-0.55%	-0.57%	-0.48%
Total Fund Performance:	1.92%	1.82%	3.20%	3.41%

Portfolio Exposure(8)

Net equity exposure has varied from 17.3% to 46.5% for Fund I and 16.1% to 43.8% for Fund II. Volatility ranged from 2-6% for Fund I & II while the S&P 500 has experienced volatility of 8-11%. Though a four month period is too short to draw any long-term conclusions about the Funds, our long-term target for net equity exposure is 10-60% and our long-term target for volatility is roughly  1/2 that of the S&P 500 – both targets have been achieved during the first four months of the year.

Table 4

Portfolio Net Equity Exposure & Volatility During 2012

	Redmont Resolute Fund I		Redmont Resolute Fund II		S&P 500®
	Since Funding Net Equity Exposure	Since Funding Portfolio Volatility	Since Funding Net Equity Exposure	Since Funding Portfolio Volatility	Since Funding Net Equity Exposure	Since Funding Portfolio Volatility
January 31st	46.5%	2.1%	43.8%	3.5%	100.0%	8.4%
February 29th	17.3%	3.2%	16.1%	3.8%	100.0%	8.3%
March 31st	44.3%	4.9%	35.6%	5.0%	100.0%	9.5%
April 30th	39.4%	5.8%	38.3%	5.6%	100.0%	11.0%

4	www.redmontfunds.com

Redmont Funds	Shareholder Letter
April 30, 2012 (Unaudited)

Closing:

We appreciate your investment in the Redmont Resolute Fund. Please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA

Portfolio Managers(9)

IMPORTANT NOTES AND DISCLOSURES

The Funds’ investment objectives, risks, charges and expenses must be considered before investing. The prospectus contains this and other important information about Funds, and may be obtained by calling 1-855-268-2242 or by visiting www.redmontfunds.com. Read it carefully before investing.

RISKS:

Each Fund is structured as a Fund-of-Funds. There are certain risks associated with the use of a fund-of-funds structure. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, and transparency risk. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors.

Each Fund’s investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets and the prices of various commodities may fluctuate widely based on a variety of factors. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund. Additional risks of Commodity Futures-Linked Investments include liquidity risk and counterparty credit risk.

Another principal risk of investing in each Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invest.

Each Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers. The Fund is new and has a limited operating history. Equity investments in commodity-related companies may not move in the same direction and to the same extent as the underlying commodities.

The Funds are not suitable for all investors, and are subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2012	5

Redmont Funds	Shareholder Letter
April 30, 2012 (Unaudited)

(1)

Deleveraging consists of the reduction in the percentage of debt in the balance sheet of a single economic entity, such as a household, firm, or country. It is the opposite of borrowing money to acquire assets and multiply gains or losses which is leveraging.

(2)	Source: FactSet.

(3)	The S&P 500 Index consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors. Investors cannot invest directly in an index.

(4)

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. Investors cannot invest directly in an index.

(5)

Cumulative performance is the aggregate amount that an investment has gained or lost over time, indicative of performance of time involved, including the reinvestment of interest and dividends. Performance since funding is calculated at the Fund’s net asset value (NAV) and is from the date in which the fund received outside funding.

(6)

The Morningstar Multi-alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

(7)	The “other” classification consists of but is not limited to trading strategies, managed futures, arbitrage, distressed securities, etc.

(8)

The statistics are computed on a daily periodicity. All comparative calculations are versus the S&P 500 Index. Net equity represents the Fund’s exposure to equity securities. Volatility is measured by calculating the standard deviation.

(9)	R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

6	www.redmontfunds.com

Redmont Resolute Fund I	Performance Update
April 30, 2012 (Unaudited)

Performance (for the period ended April 30, 2012)

Redmont Resolute Fund I

Cumulative Total Return (for the period ended April 30, 2012)	Year-to-Date	Since Inception*
Class A (NAV)(a)	1.70%	1.70%
Class A (MOP)(b)	-3.88%	-3.88%
Class I	1.80%	1.80%
S&P 500® Total Return Index(c)	11.88%	11.88%
HFRX Global Hedge Fund Index(d)	3.27%	3.27%

(a)	Net Asset Value (NAV) is the share price without sales charges
(b)

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

(c)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index

(d)

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. Investors cannot invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Redmont Resolute Fund 1 is a new fund with limited operating history. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Fund Inception date of 12/30/11.

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

Top Ten Holdings (for the period ended April 30, 2012*) As a percentage of Net Assets BlackRock Global Allocation Fund, Inc.,
Class I	11.73%

FPA Crescent Fund	9.88%

PIMCO Global Multi-Asset Fund, Institutional Class	9.78%

Marketfield Fund	7.94%

Diamond Hill Long-Short Fund, Class Y	7.89%

Robeco Boston Partners Long/Short Research Fund, Institutional Class	7.87%

Turner Spectrum Fund,Institutional Class	7.84%

ASG Managed Futures Strategy Fund,Class A	3.99%

AQR Risk Parity Fund,Class I	3.95%

AQR Multi Strategy Alternative Fund, Class I	3.90%

Top Ten Holdings	74.77%

* Holdings are subject to change.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | April 30, 2012	7

Redmont Resolute Fund II	Performance Update
April 30, 2012 (Unaudited)

Performance (for the period ended April 30, 2012)

Redmont Resolute Fund II

Cumulative Total Return (for the period ended April 30, 2012)	Year-to-Date	Since Inception*
Class I	3.40%	3.40%
S&P 500® Total Return Index(a)	11.88%	11.88%
HFRX Global Hedge Fund Index(b)	3.27%	3.27%

(a)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(b)

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. Investors cannot invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Redmont Resolute Fund II is a new fund with limited operating history. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Fund Inception date of 12/30/11.

Top Ten Holdings (for the period ended April 30, 2012*) As a percentage of Net Assets BlackRock Global Allocation Fund, Inc.,
Class I	14.85%

PIMCO Global Multi-Asset Fund, Institutional Class	12.54%

FPA Crescent Fund	12.47%

Marketfield Fund	11.80%

Turner Spectrum Fund, Institutional Class	9.69%

Diamond Hill Long-Short Fund, Class Y	8.41%

Robeco Boston Partners Long/Short Research Fund, Institutional Class	6.45%

AQR Risk Parity Fund, Class I	5.05%

AQR Multi Strategy Alternative Fund, Class I	5.03%

ASG Managed Futures Strategy Fund, Class Y	5.03%

Top Ten Holdings	91.32%

* Holdings are subject to change.

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8	www.redmontfunds.com

Redmont Funds	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees, wire fees and low balance fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2011 through April 30, 2012.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, wire fees and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would be higher.

Redmont Resolute Fund I	BEGINNING ACCOUNT VALUE 11/01/11	ENDING ACCOUNT VALUE 04/30/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD 11/01/11-04/30/12(b)
Class A
Actual(c)	$ 1,000.00	$ 1,017.00	2.30%	$ 7.54
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.43	2.30%	$ 11.51

Class I
Actual(c)	$ 1,000.00	$ 1,018.00	1.90%	$ 6.23
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.42	1.90%	$ 9.52

Redmont Resolute Fund II
Class I
Actual(c)	$ 1,000.00	$ 1,034.00	1.13%	$ 3.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.24	1.13%	$ 5.67

(a)	The Funds’ expense ratio has been annualized based on the period from the Funds’ inception date of December 30, 2011 to April 30, 2012.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half year (182), then divided by 366.
(c)	The Fund’s inception was on December 30, 2011.

Annual Report | April 30, 2012	9

Redmont Resolute Fund I	Schedule of Investments
April 30, 2012

Description		Shares	Value (Note 2)
OPEN-END MUTUAL FUNDS (78.64%)
AQR Multi Strategy Alternative Fund, Class I		3,813	$37,099
AQR Risk Parity Fund, Class I		3,362	37,654
ASG Diversifying Strategies Fund, Class A		3,889	36,910
ASG Managed Futures Strategy Fund, Class A		3,828	38,008
BlackRock Global Allocation Fund, Inc., Class I		5,730	111,675
Diamond Hill Long-Short Fund, Class Y(a)		4,173	75,162
FPA Crescent Fund		3,308	94,070
Marketfield Fund		4,996	75,634
PIMCO Global Multi-Asset Fund, Institutional Class		8,203	93,103
Robeco Boston Partners Long/Short Research Fund, Institutional Class		6,335	74,941
Turner Spectrum Fund, Institutional Class		6,635	74,649

			748,905

TOTAL OPEN-END MUTUAL FUNDS (Cost $737,666)			748,905

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.35%)
Dreyfus Treasury Cash Management Fund, Institutional Class	0.010%	3,318	3,318

TOTAL SHORT TERM INVESTMENTS (Cost $3,318)			3,318

TOTAL INVESTMENTS (78.99%) (Cost $740,984)			$752,223

Other Assets In Excess Of Liabilities (21.01%)			200,132
NET ASSETS (100.00%)			$952,355

(a)	Non-income producing security.

See Notes to Financial Statements.

10	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2012

Description		Shares	Value (Note 2)
OPEN-END MUTUAL FUNDS (96.32%)
AQR Multi Strategy Alternative Fund, Class I		406,038	$3,950,747
AQR Risk Parity Fund, Class I		354,042	3,965,267
ASG Diversifying Strategies Fund, Class Y		412,391	3,925,961
ASG Managed Futures Strategy Fund, Class Y		397,093	3,947,100
BlackRock Global Allocation Fund, Inc., Class I		597,914	11,653,353
Diamond Hill Long-Short Fund, Class Y(a)		366,667	6,603,674
FPA Crescent Fund		344,064	9,785,187
Marketfield Fund		611,829	9,263,086
PIMCO Global Multi-Asset Fund, Institutional Class		867,238	9,843,155
Robeco Boston Partners Long/Short Research Fund, Institutional Class		428,094	5,064,358
Turner Spectrum Fund, Institutional Class		675,862	7,603,446

			75,605,334

TOTAL OPEN-END MUTUAL FUNDS (Cost $74,025,879)			75,605,334

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.65%)
Dreyfus Treasury Cash Management Fund, Institutional Class	0.010%	2,867,572	2,867,572

TOTAL SHORT TERM INVESTMENTS (Cost $2,867,572)			2,867,572

TOTAL INVESTMENTS (99.97%) (Cost $76,893,451)			$78,472,906

Other Assets In Excess Of Liabilities (0.03%)			24,687
NET ASSETS (100.00%)			$78,497,593

(a)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | April 30, 2012	11

Redmont Funds	Statements of Assets and Liabilities
April 30, 2012

	REDMONT RESOLUTE FUND I	REDMONT RESOLUTE FUND II
ASSETS
Investments, at value	$ 752,223	$ 78,472,906
Dividends and Interest	0	37
Receivable for shares sold	225,000	0
Other assets	3,925	75,027
Total Assets	981,148	78,547,970
LIABILITIES
Investment advisory fees payable	3,037	0
Distributions and service fees payable	1	0
Directors’ fees and expenses payable	21	1,141
Chief compliance officer fee payable	68	3,682
Principal financial officer fees payable	15	818
Accrued expenses and other liabilities	25,651	44,736
Total Liabilities	28,793	50,377
NET ASSETS	$ 952,355	$ 78,497,593

NET ASSETS CONSIST OF
Paid-in capital	$ 944,537	$ 77,164,379
Accumulated net investment loss	(2,939)	(103,442)
Accumulated net realized loss on investments	(482)	(142,799)
Net unrealized appreciation on investments	11,239	1,579,455
NET ASSETS	$ 952,355	$ 78,497,593

INVESTMENTS, AT COST	$ 740,984	$ 76,893,451
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$ 10.17	N/A
Net Assets	$ 1,022	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	101	N/A
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$ 10.76	N/A
Class I:
Net Asset Value, offering and redemption price per share	$ 10.18	$ 10.34
Net Assets	$ 951,333	$ 78,497,593
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	93,449	7,591,661

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

12	www.redmontfunds.com

Redmont Funds	Statements of Operations
For the Period Ended April 30, 2012(a)

	REDMONT RESOLUTE FUND I	REDMONT RESOLUTE FUND II

INVESTMENT INCOME
Dividends	$204	$23,678
Interest	0	105
Total Investment Income	204	23,783

EXPENSES
Investment advisory fees	864	72,316
Administration fees	1,636	63,649
Transfer agency fees	13,002	10,635
Distribution and service fees
Class A	1	N/A
Legal fees	83	9,186
Audit fees	17,795	17,795
Custody fees	1,667	2,522
Reports to shareholders and printing fees	34	2,515
Directors’ fees and expenses	30	2,396
Registration/filing fees	269	0
Chief compliance officer fees	213	14,603
Principal financial officer fees	47	3,245
Offering costs	701	35,762
Miscellaneous	175	1,538
Total expenses before waivers	36,517	236,162
Less fees waived/reimbursed by investment advisor
Class A	(2,270)	N/A
Class I	(30,963)	(72,316)
Net Expenses	3,284	163,846
NET INVESTMENT LOSS	(3,080)	(140,063)
Net realized loss on investments	(482)	(142,799)
Net change in unrealized appreciation on investments	11,239	1,579,455
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,757	1,436,656
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,677	$1,296,593

(a)	The Funds’ inception was on December 30, 2011.

See Notes to Financial Statements.

Annual Report | April 30, 2012	13

Redmont Funds	Statements of Changes in Net Assets

	REDMONT RESOLUTE FUND I	REDMONT RESOLUTE FUND II

	For the Period Ended April 30, 2012 (a)	For the Period Ended April 30, 2012 (a)
OPERATIONS
Net investment loss	$ (3,080)	$ (140,063)
Net realized loss on investments	(482)	(142,799)
Net change in unrealized appreciation on investments	11,239	1,579,455
Net increase in net assets resulting from operations	7,677	1,296,593
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold
Class A	1,051	N/A
Class I	943,710	77,201,010
Shares redeemed
Class A	(44)	N/A
Class I	(39)	(10)
Net increase in Net Assets Derived from Beneficial Interest Transactions	944,678	77,201,000
Net increase in Net Assets	952,355	78,497,593
NET ASSETS:
Beginning of period	0	0
End of period*	$ 952,355	$ 78,497,593

* Includes accumulated net investment loss of:	$ (2,939)	$ (103,442)

(a)	The Funds inception was on December 30, 2011.

See Notes to Financial Statements.

14	www.redmontfunds.com

Redmont Resolute Fund I	Financial Highlights

	CLASS A
	For the Period Ended April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.07)
Net realized and unrealized gain on investments	0.24

Total from Investment Operations	0.17

NET INCREASE IN NET ASSET VALUE	0.17

NET ASSET VALUE, END OF PERIOD	$10 .17

TOTAL RETURN(c)	1.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$1
RATIOS TO AVERAGE NET ASSETS:
Net investment loss(d)	(2.21)%	(e)
Operating expenses including reimbursement/waiver(d)	2.30%	(e)
Operating expenses excluding reimbursement/waiver(d)	689.76%	(e)
PORTFOLIO TURNOVER RATE	13%	(f)

(a)	The Funds inception was on December 30, 2011.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2012	15

Redmont Resolute Fund I	Financial Highlights

	CLASS I
	For the Period Ended April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.06)
Net realized and unrealized gain on investments	0.24

Total from Investment Operations	0.18

NET INCREASE IN NET ASSET VALUE	0.18

NET ASSET VALUE, END OF PERIOD	$10 .18

TOTAL RETURN(C)	1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$951
RATIOS TO AVERAGE NET ASSETS:
Net investment loss(d)	(1.78)%	(e)
Operating expenses including reimbursement/waiver(d)	1.90%	(e)
Operating expenses excluding reimbursement/waiver(d)	19.86%	(e)
PORTFOLIO TURNOVER RATE	13%	(f)

(a)	The Fund’s inception was on December 30, 2011.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

16	www.redmontfunds.com

Redmont Resolute Fund II	Financial Highlights

	CLASS I
	For the Period Ended April 30, 2012 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.03)
Net realized and unrealized gain on investments	0.37

Total from Investment Operations	0.34

NET INCREASE IN NET ASSET VALUE	0.34

NET ASSET VALUE, END OF PERIOD	$10 .34

TOTAL RETURN(c)	3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$78,498
RATIOS TO AVERAGE NET ASSETS:
Net investment loss(d)	(0.97)%	(e)
Operating expenses including reimbursement/waiver(d)	1.13%	(e)
Operating expenses excluding reimbursement/waiver(d)	1.63%	(e)
PORTFOLIO TURNOVER RATE	18%	(f)

(a)	The Fund’s inception was on December 30, 2011.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2012	17

Redmont Funds	Notes to Financial Statements
April 30, 2012

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2012, the Trust has twenty registered funds. This filing describes the Redmont Resolute Fund I and Redmont Resolute Fund II (collectively, the “Funds”). The Funds seek to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Funds are structured as fund-of-funds and under normal circumstances, the Funds pursue their objectives by investing primarily in managed portfolios of other open-end investment companies registered under the Investment Company of 1940, as amended (the “1940 Act”), that use alternative or hedging strategies. The Redmont Resolute Fund I offers Class A and Class I shares and the Redmont Resolute Fund II offers Class I shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

18	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
April 30, 2012

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2012:

Redmont Resolute Fund I

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Mutual Funds	$748,905	$–	$–	$748,905
Short Term Investments	3,318	–	–	3,318
Total	$752,223	$–	$–	$752,223

Redmont Resolute Fund II

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Mutual Funds	$75,605,334	$–	$–	$75,605,334
Short Term Investments	2,867,572	–	–	2,867,572
Total	$78,472,906	$–	$–	$78,472,906

The Funds recognize transfers between levels as of the end of the fiscal year. For the period ended April 30, 2012, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no level 3 securities held during the period.

Fund Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. As of April 30, 2012, $701 and $35,762 of offering costs remain to be amortized for the Redmont Resolute Fund I and Redmont Resolute Fund II, respectively.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended April 30, 2012, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado.

Investment Transactions and Investment Income: Investment and shareholder transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Principal Investment Strategies of each Fund: Each Fund is structured as a fund-of-funds. Under normal circumstances the Fund pursues its objective by investing primarily in a managed portfolio of other open-end investment companies registered under the 1940 Act, that use alternative or hedging strategies. Each Fund may also invest in closed-end funds, exchange-traded funds and exchange-traded notes, which provide exposure to hedging or alternative strategies. Collectively, the investment companies in which the Funds may invest are referred to as “underlying funds.”

Hedging strategies used by underlying funds include the use of short selling, options, futures, derivatives or similar instruments. Alternative investment strategies include long/short, market neutral and arbitrage strategies; commodities or commodity-linked investments; leverage; derivatives; distressed securities; and other investment techniques that are expected to achieve the Fund’s investment objective.

3. DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Capital gain distributions are derived from gains realized when the Funds sell a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net

Annual Report | April 30, 2012	19

Redmont Funds	Notes to Financial Statements
April 30, 2012

investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. There were no distributions paid by the Funds for the period ended April 30, 2012.

Components of Earnings: At April 30, 2012, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of non-deductible offering costs. The reclassifications were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Redmont Resolute Fund I	$ 141	$ 0	$(141)
Redmont Resolute Fund II	36,621	0	(36,621)

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital (Loss) Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences
Redmont Resolute Fund I	$ 0	$ 103	$ 10,654	$ (2,939)
Redmont Resolute Fund II	(97,557)	0	1,534,213	(103,442)

The Funds elect to defer to the year ending April 30, 2013, capital losses recognized during the period December 30, 2011 through April 30, 2012 in the amount of:

Fund	Amount
Redmont Resolute Fund I	$0
Redmont Resolute Fund II	97,557

The Funds elect to defer to the year ending April 30, 2013, late year ordinary losses in the amount of:

Fund	Amount
Redmont Resolute Fund I	$2,939
Redmont Resolute Fund II	103,442

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2012, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Redmont Resolute Fund I	$ 13,295	$ (2,641)	$10,654	$741,569
Redmont Resolute Fund II	1,609,830	(75,617)	1,534,213	76,938,693

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities during the period ended April 30, 2012 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Redmont Resolute Fund I	$ 816,898	$ 78,750
Redmont Resolute Fund II	83,168,678	9,000,000

5. BENEFICIAL SHARE TRANSACTIONS

The Funds will deduct a 1.00% redemption proceeds fee on Fund shares held 90 days or less. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds. For the period ended April 30, 2012, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statement of Changes in Net Assets.

Fund	Class	Name	Percentage
Redmont Resolute Fund I	A	Highland Associates, Inc.	99.50%
Redmont Resolute Fund II	I	Valley Health System	37.04%

20	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
April 30, 2012

Transactions in common shares were as follows:

Redmont Resolute Fund I

Class A:	For the Period Ended April 30, 2012(a)
Common Shares Outstanding - Beginning of Period	0
Common Shares Sold	105
Common Shares Issued as Reinvestment of Dividends	0
Common Shares Redeemed	(4)
Common Shares Outstanding - End of Period	101

Class I:	For the Period Ended April 30, 2012(a)
Common Shares Outstanding - Beginning of Period	0
Common Shares Sold	93,453
Common Shares Issued as Reinvestment of Dividends	0
Common Shares Redeemed	(4)
Common Shares Outstanding - End of Period	93,449

Redmont Resolute Fund II

Class I:	For the Period Ended April 30, 2012(a)
Common Shares Outstanding - Beginning of Period	0
Common Shares Sold	7,591,662
Common Shares Issued as Reinvestment of Dividends	0
Common Shares Redeemed	(1)
Common Shares Outstanding - End of Period	7,591,661

(a)	The Funds’ inception date was on December 30, 2011.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

Highland Associates, Inc. (“Highland” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 0.50% of the average daily net assets for each Fund.

The Adviser has contractually agreed to waive fees with respect to each class of the Redmont Resolute Fund I so that the Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) will not exceed 1.90% of average daily net assets. The Adviser has also agreed contractually to waive the total amount of Redmont Resolute Fund II’s 0.50% management fees, which is in effect through August 31, 2016. During the year, expenses were reimbursed in the amounts of $33,233 and $72,316 for the Redmont Resolute Fund I and Redmont Fund II, respectively.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under the Agreement, ALPS is paid fees, accrued on a daily basis and paid on a monthly basis following the end of the month, based on the greater of (a) and annual total fee of $200,000 from the first to the last, or projected last, day of the then current year of service under the Agreement; or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

Annual Report | April 30, 2012	21

Redmont Funds	Notes to Financial Statements
April 30, 2012

The Administrator is also reimbursed by the Funds for certain out of pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds under a Transfer Agency and Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $25,000 per Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Funds’ Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act under the Chief Compliance officer Services Agreement. Under this Agreement, ALPS is paid an annual base fee of $45,000 and is reimbursed for certain out-of-pocket expenses.

Principal Financial Officer

ALPS receives an annual fee of $10,000 for providing Principal Financial Officer (“PFO”) services to the Trust.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Redmont Resolute Fund I has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for Class A shares. The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of a Fund, if any, as their funding medium and for related expenses. The Plan permits a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of a Fund’s Class A assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A shares, if any, and Plan fees may cost an investor more than other types of sales charges.

Redmont Resolute Fund I - Class A shares have adopted a shareholder services plan (“Shareholder Services Plan”). Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statement of Operations.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred

22	www.redmontfunds.com

Redmont Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Redmont Resolute Fund I and Redmont Resolute Fund II, two of the portfolios constituting Financial Investors Trust (the “Funds”), as of April 30, 2012, and the related statements of operations, changes in net assets, and the financial highlights for the period December 30, 2011 (Inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redmont Resolute Fund I and Redmont Resolute Fund II of Financial Investors Trust as of April 30, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the period December 30, 2011 (Inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2012

Annual Report | April 30, 2012	23

Redmont Funds	Additional Information
April 30, 2012 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds did not distribute any income for federal income tax purposes for the fiscal year ended April 30, 2012.

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS

Redmont Resolute Fund I and Redmont Resolute Fund II

On December 13, 2011, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Highland Associates, Inc. (the “Highland Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Highland Advisory Agreement and other related materials.

In approving the Highland Advisory Agreement with Highland, the Trustees, including the Independent Trustees, considered the following factors with respect to the Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Funds, to Highland of 0.50% of each the Funds’ daily average net assets, in light of the extent and quality of the advisory services to be provided by Highland to the Funds.

The Trustees considered the information they received comparing the Funds’ contractual annual advisory fee and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual annual advisory fee of 0.50% of each of the Funds and the total expense ratio of 1.90% for each of Class A and Class I of the Redmont Resolute Fund I is comparable to others within the Redmont Resolute Fund I’s anticipated peer universe.

Nature, Extent and Quality of the Services under the Highland Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Highland Advisory Agreement. The Trustees reviewed certain background materials supplied by Highland in its presentation, including its Form ADV.

The Trustees reviewed and considered Highland’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Highland. The Trustees also reviewed the research and decision-making processes utilized by Highland, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Funds.

The Trustees considered the background and experience of Highland’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Highland’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees noted that since the Funds have not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees considered Highland’s reputation generally and its investment techniques, risk management controls and decision-making processes.

24	www.redmontfunds.com

Redmont Funds	Additional Information
April 30, 2012 (Unaudited)

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Highland based on the fees payable under the Highland Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Highland in connection with the operation of the Funds. The Board then reviewed Highland’s 2010 tax return, balance sheet as of September 30, 2011 and Profit & Loss statement (January-September 2011) in order to analyze the financial condition and stability and profitability of Highland.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland from its relationship with the Funds, including soft dollar arrangements.

In selecting Highland as the Funds’ investment adviser and approving the Highland Advisory Agreement and the fees charged under the Highland Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fees to be received by Highland with respect to the Funds were comparable to others within each of the Funds’ peer universe;
•	the nature, extent and quality of services to be rendered by Highland under the Highland Advisory Agreement were adequate;
•	the profit, if any, anticipated to be realized by Highland in connection with the operation of the Funds is not unreasonable to the Funds; and
•	there were no material economies of scale or other incidental benefits accruing to Highland in connection with its relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Highland’s compensation for investment advisory services is consistent with the best interests of the Funds and their shareholders.

Annual Report | April 30, 2012	25

Redmont Funds	Trustees & Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, age 71	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	20	Ms. Anstine is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran,Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	20	None.
Jeremy W. Deems, age 35	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	20	Mr. Deems is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	20	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell , age 41	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Highland provides investment advisory services.

26	www.redmontfunds.com

Redmont Funds	Trustees & Officers
April 30, 2012 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, age 51	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	20	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 42	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.
JoEllen L. Legg, age 50	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds.
Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and the Transparent Value Trust.
Kimberly R. Storms, age 40	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Highland provides investment advisory services.

Annual Report | April 30, 2012	27

Redmont Funds	Notes

28	www.redmontfunds.com

SEAFARER
FUNDS

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

ANNUAL REPORT

April 30, 2012

Seafarer Overseas Growth and Income Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Dear Fellow Shareholders,	May 18, 2012

I am very pleased to address you for the first time on behalf of the Seafarer Overseas Growth and Income Fund.

After several months of planning and preparation, the Fund was launched on February 15; as of April 30, the Fund completed its first (truncated) fiscal year. In the months leading up to the launch, Seafarer endeavored to ensure that it was equipped with the right people, processes and compliance to support the Fund’s long-term goals.

We believe the Fund offers a unique new strategy to its shareholders. At its heart, it is a global emerging market fund; however it employs an approach that is less conventional than many peers, in that it can utilize multiple asset classes (equities, convertible bonds and fixed income) and it has a broad geographical mandate, spanning markets that are variously categorized as “frontier,” “emerging,” and “developed.”

We think a broader approach of this sort will serve the Fund best, allowing it to adapt to the complex evolution underway in the developing world. One of the Fund’s principal strategies is to offer shareholders a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing a degree of downside protection. We measure our success in that regard in comparison to a benchmark index that tracks the common stocks of developing countries. Though some clouds hang over the emerging markets, we believe that growth and progress will continue to accumulate in the developing world, and we are pleased to offer a Fund that seeks to participate in the opportunities afforded by such progress.

The timing of the launch has proven somewhat challenging. During the eight weeks prior to the Fund’s launch, developing equities traded mostly upwards. Subsequent to the launch, emerging stocks have alternated between breathless one-day gains, and sharp declines that have undone any forward progress. The end result has been that stocks in developing markets have trended lower since the Fund’s inception.

Amid this environment, I was cautious about deploying the Fund’s initial capital too quickly, and thus the Fund carried a substantial allocation to cash (generally ranging between 10% and 20%) during the first several weeks of its existence. However, by April 30, the cash level was set near 6%, roughly in keeping with our long-term intention—given present market conditions, we currently plan for the portfolio to be 95% to 100% invested under most circumstances.

China and Europe

Emerging market equities have been volatile over the past several weeks for two main reasons: there are concerns over whether growth is slowing in China, and fears that Europe will undergo economic disintegration, with negative consequences for the rest of the world. I share both concerns, but with important caveats.

Regarding China: starting in the latter half of 2009, my research indicated that the country’s growth would necessarily slow. When China began its exceptional development over three decades ago, the country was poor, terribly unproductive, and bereft of capital. Under Deng Xiao Ping, the country opened its markets and undertook needed reforms. What followed was thirty years of astonishing expansion, as the country’s intrinsic productivity was unleashed. Now, China

Annual Report | April 30, 2012	1

Seafarer Overseas Growth and Income Fund	Shareholder Letter
April 30, 2012 (Unaudited)

no longer suffers from a shortage of capital—indeed, it enjoys an excess of it—and it no longer enjoys the benefits of growing from a depressed base. The easiest gains have been made, and the bar for growth is now higher.

Inevitably this means that growth will moderate. However, even as the pace of expansion slows, I see ample evidence that suggests that the residual growth is improving in its quality and sustainability. China is beginning to shift from an economy that is dependent on external markets and physical capital (investment-heavy and export-led), to one that emphasizes domestic demand, services industries, and human capital. China’s model for growth is changing, but I still find it attractive. Still, the transition is likely to be opaque and occasionally rocky. Change always rattles markets, and China will be no exception. Global investors have grown comfortable with a simple and consistent growth story in China. As change unfolds, fear will be stoked, giving passing credence to the country’s doubters. One can never rule out the risk of a “hard landing” in China, but I think the current chatter is a red herring. Absent any major disruption in China’s evolution, I intend for the Fund to stay invested there, and to capitalize on the important change that is underway.

As for Europe, I hold very little hope that the Eurozone, as currently defined, will survive intact. My analysis is basic. It has long been apparent that the Eurozone did not embrace fiscal integration sufficiently to ensure the viability of a single currency. Thus I view the present Eurozone’s persistence not as an economic project, but rather a question of political will. Given Europe’s history of war and conflict, I harbor no doubt that substantial will underpins the dream of a unified currency, even now. However, as it has become clear that the rigidity imposed by the euro will leave a generation of young people in Greece and Spain without jobs or hope, the moral force behind the currency will deteriorate. Ironically, the constraints inherent in the euro may beget the very ugliness and instability that a unified currency was intended to mitigate. Exit really may be the best way forward for some of the peripheral countries, especially Greece.

In my view, the only unresolved questions are related to timing, and whether the eventual disintegration will be orderly or chaotic. My basic assumption is that Greece will exit the union within the next few years, and possibly much sooner; Spain and other countries may also exit, but not necessarily so. A smaller, more coherent Eurozone will likely persist, even if some member nations exit. Regarding Greece’s potential exit, I believe there are mechanisms that would allow it to do so in an orderly fashion, but what will happen is impossible to predict. For this reason I have been cautious about the Fund’s exposure to Eastern Europe. Stocks there may suffer from Europe’s woes – though if the disintegration proves chaotic, and the convertibility of major currencies is suspended to prevent panics and capital flight, few markets around the world will go unscathed. Nonetheless, Seafarer’s research efforts are trained on Eastern Europe on the premise that any subsequent sell-off could provide attractive opportunities to accumulate new, long-term holdings.

It might seem incongruous that I would express concern over the euro’s future, but at the same time position the Fund so that it is near full investment, largely in stocks. I have done so for one simple reason: valuations on emerging equities are very appealing in my view. In my career, I have witnessed only two moments where valuations were definitively more attractive than the present, and both occurred at the nadir of panics—the 1997 Asia financial crisis, and the 2008 global financial crisis. Present valuations are not quite so low, but are verging on those levels. The threat that emanates from Europe is severe, but at this moment I do not believe it is as grave as either of those episodes—and markets seem to have already discounted much of the potential for loss. To be sure, valuations may decline further, particularly if Greece’s departure from the currency union triggers cascading bank runs. Even still I

2	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Shareholder Letter
April 30, 2012 (Unaudited)

believe that present valuations are quite attractive, particularly for investors who can summon the patience to hold for the long term, and persist through what may be considerable volatility. In any case, I intend for the Fund to remain largely invested in equities for the foreseeable future, absent a major structural change to the market environment.

Persistence and Patience

Persistence and patience are important background elements of Seafarer’s investment approach, as can be observed in one of the Fund’s largest holdings, the stock of an Indian company called Infosys. The company offers systems integration and consultancy services to a global client base, and it happens to be one of the first stocks that I researched in the Indian market, over a decade ago.

Infosys recently published its financial results for the latest fiscal year. The reported profits fell a bit below consensus forecasts, and revenues were short of expectation; management’s outlook for the coming quarter did not bolster confidence. The stock immediately swooned on the news, triggering its largest one-day decline in the past nine years. Infosys is now somewhat of a “fallen angel,” as sell-side analysts advocated selling the stock, and published reports with headlines such as “Weakness Writ All Over” and “Loss of Competitiveness.” For the record: during the year in question, Infosys produced sales growth in excess of 15%, profit growth in excess of 15%, pre-interest and tax profit (earnings before interest and taxes, or EBIT) margins of nearly 30%, and it boosted its annual ordinary dividends by 8%.1 Some observers bemoaned the company’s tepid outlook for revenue growth, even as the company signed on 52 new clients during the quarter (12 from the Fortune 500), which set a company record. At least one analyst still called the results “dreadful.”

I have complete disdain for such dubious analysis. I acknowledge that Infosys had a poor quarter, and its immediate outlook is weak. Yet the extent to which some investors have written off the stock is astonishing. Their disproportionate response seems to lack any sense of context, history or patience.

Infosys remains an incredibly well run company. For example: take the aforementioned measure of profitability, the company’s EBIT margin. It is a measure of a company’s core profit from operations, assessed on a pre-tax basis. In my own estimation, Infosys’ margins are not remotely dreadful but rather exceptionally high. Few companies can produce this sort of profitability, regardless of industry or size.

What is so impressive is that the EBIT margin has been sustained, even after the company has grown so large. A decade ago, when the company was much smaller, there was an intense debate among stock analysts as to whether Infosys could maintain its EBIT margins around 28% to 29% or, whether competition would force margins below 25%, before they ultimately settled at 20%. Meanwhile, those same analysts assumed the growth of the company would decline. In contrast to such predictions, Infosys has sustained its margins at levels that exceeded even the highest expectations of that time: the EBIT margin has hovered around 28% to 29% over the past ten years.2 The company has produced that profitability even as it has grown its revenues nearly thirteen-fold. Today Infosys has approximately $4 billion of cash on hand, zero debt, and is primed to make new acquisitions to stimulate its growth, if needed. If only I could arrange a hypothetical conversation between the finicky analysts of yesteryear and the fickle analysts of the present: perhaps the former could impart some perspective and patience to the latter, but I doubt it.

I don’t know what causes the restless trading that characterizes modern markets. Perhaps the tremendous improvement in communications technologies, combined with greatly enhanced

Annual Report | April 30, 2012	3

Seafarer Overseas Growth and Income Fund	Shareholder Letter
April 30, 2012 (Unaudited)

access to information, causes some investors to be hyperaware, overly sensitive to even temporary setbacks. Markets now seem to operate on the same compressed and superficial timescale that drives 24-hour cable news stations. Many investors are disappointed by anything short of continuous improvement and instantaneous change. In my experience, progress and change in the developing world accumulates at a slower, more deliberate—but still impressive—pace. Human organizations do not turn on a dime. Yet when they do turn, it can be a powerful, value-creating event. Only patience and persistence unlock such gains, not impatient, unsteady investment. We intend to practice the former.

Seafarer, the Fund and Our Goals

Seafarer was founded last spring with one main goal: to become an adviser to public mutual funds, registered under the 1940 Investment Company Act. Some folks today are frustrated with mutual funds as an investment vehicle, given their relative tax inefficiency3 and the costly nature of their distribution.4 I concur on both points. Yet starting a new investment adviser has only reaffirmed my belief in the underlying structure of mutual funds. In an age in which investment vehicles have been plagued by ponzi schemes, exacerbated liquidity risks, and shoddy valuation practices, I remain utterly impressed with the foresight and care that went into the creation of the 1940 Act. In my view, any drawbacks inherent to mutual funds are vastly outweighed by the accessibility, liquidity, transparency, reasonable costs and fiduciary protections that funds provide investors.5 Seafarer is honored to serve as the investment adviser to your mutual fund.

At Seafarer, our abiding goal as an investment adviser is to deliver long term performance. However, even as I view performance as paramount, I will not consider our firm a success unless it also achieves three ancillary objectives over the long term:

1.

Seafarer is dedicated to lowering the costs associated with overseas investment. Investment in developing countries is legitimately an expensive proposition; and the Adviser’s small asset base hampers our ability to pass on further economies at the present moment. However I view it as one of the firm’s central duties to ensure that expenses become more affordable with scale, and over time.

2.

Seafarer is determined to increase the transparency associated with its investment in developing countries. My aim is for Seafarer to continuously improve the transparency it offers to its clients, albeit subject to constraints imposed by fiduciary standards, regulation and compliance.

3.

My hope is that Seafarer can reduce some of the frustration that often accompanies investment in developing countries. Seafarer’s investment strategies are necessarily exposed to risk, and the results cannot escape the impact of market volatility. However, my hope is that Seafarer’s investment strategies will mitigate at least a portion of this volatility, so that clients may invest with less frustration and more confidence over time.

Thank you for entrusting us with your capital. We are honored to act as your investment adviser, and we look forward to serving as such for many years to come.

Andrew Foster

Chief Investment Officer

Seafarer Capital Partners, LLC

4	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Shareholder Letter
April 30, 2012 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

Important Risks: An investment in the Fund involves risk, including possible loss of principal. International investing involves additional risk. These include risks related to social and political instability, market illiquidity, and currency volatility. Investing in foreign securities may involve certain additional risks, exchange-rate fluctuations, limited liquidity, high levels of volatility, and reduced regulation. Emerging markets are often more volatile than developed markets, and investing in emerging markets involves greater risks. Fixed-income investments are subject to additional risks, including but not limited to interest-rate, credit, and inflation risks. Given the potential increased volatility of the Fund, an investment in the Fund should be considered a long-term investment.

Annual Report | April 30, 2012	5

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2012 (Unaudited)

Portfolio Review (May 18, 2012)

The Seafarer Overseas Growth and Income Fund launched on February 15, 2012; on April 30, the Fund completed the first (partial) fiscal year of its existence. Between the Fund’s inception and the end of the fiscal year, the Fund returned 1.80%, while its benchmark, the MSCI All Country Emerging Markets Index, fell -2.52%.

Performance

During the truncated period under review, the Fund’s primary goal was to establish its initial portfolio in an efficient fashion. We have done so to our satisfaction. The Fund’s holdings in Latin America and South Africa made marginally positive contributions to performance. However, the bulk of the Fund’s outperformance versus its benchmark was due to its holdings in the East and South Asia region. In that region, the Fund’s holdings held nearly flat on balance, which stood in contrast to the underlying markets, which declined. The Fund’s exposure to Vietnam was of particular benefit, producing gains that offset other declines within the Asia region.

From a sector perspective, no sector stood out in its contribution to the Fund’s gains. Meanwhile, the Fund’s exposure to two sectors—healthcare and utilities—detracted a bit from performance, though neither sector’s loss was pronounced in the context of the broader market’s volatility and decline.

Allocation

The Fund’s initial portfolio has taken up a substantial allocation to the Asia region, with more limited exposures to Latin America, Eastern Europe and Africa. The Fund is also substantially allocated to equities over convertible bonds or fixed income. There are several tactical considerations that drive this allocation:

—	Despite concerns over China’s future, we are presently finding attractive valuations and growth in that region—and we think we can add the most value there;

—	We think very few equity markets, if any, will go unscathed following Europe’s likely economic disintegration; however, we believe Asia may be able to withstand such losses best;

—	We believe that current valuations on equities already reflect a great deal of stress, and thus offer reasonable value (please see the Shareholder Letter for additional discussion).

However, apart from short-term tactical considerations, the Fund’s strategy is also likely to place emphasis on the Asia region. Our research suggests that certain biases and shortcomings exist in the prevalent benchmark index which tracks emerging markets. That index tends to chronically underweight Asia Pacific and Eastern Europe, and in commensurate fashion, overweight Latin America and Africa. While the Fund is likely to shift its regional allocation over time, our ultimate intent is to build a portfolio that is more reflective of the underlying market fundamentals than the index – and thus we are likely to maintain this “tilt” toward Asia for some time to come.

Looking forward, the Fund is currently in registration to invest directly in the Vietnamese market. We anticipate building exposure in that market once the registration is complete. Also, we are reviewing Eastern European markets on the premise that events in Europe may provide opportunities to accumulate long-term positions at attractive prices.

6	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2012 (Unaudited)

Seafarer Overseas Growth & Income Fund

Cumulative Total Return (for the period ended April 30, 2012)	Since Inception*	Net Expense Ratio[1]
Investor Class (SIGIX)	1.80%	1.60%
Institutional Class (SFGIX)	1.80%	1.45%
MSCI Emerging Market Index[2]	-2.52%

* Inception Date: February 15, 2012.

Gross expense ratio: 2.37% for Investor Class; 2.22% for Institutional Class1

Assumes reinvestment of all dividends and/or distributions before taxes. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain the Fund’s most recent month-end performance, visit www.seafarerfunds.com or call (855) 732-9220.

As of 4/30/2012, Infosys Ltd. ADR comprised 3.7% of the Seafarer Overseas Growth and Income Fund. Holdings are subject to change.

The MSCI Emerging Markets Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), Total Return USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index code: GDUEEGF. It is not possible to invest directly in this or any index.

1.

Source: Factset. Growth rates measured in U.S. dollar terms, on a year-on-year basis, using year-end market-based exchange rates between the Indian Rupee and the U.S. dollar. When measured in Rupee terms, or when measured using a static exchange rate, the company’s growth rates are considerably higher. Regarding the annual ordinary dividend growth calculation: in fiscal year 2010-11, Infosys paid a “30th Year Special Dividend” on a one-time basis. If this dividend is included in the measurement of Infosys’ dividend growth for fiscal year 2010-11 to 2011-12, gross dividends fell 39% year-on-year.

2.	Source: Factset.

3.

Tax efficiency: under certain circumstances, exchange traded funds (ETFs) may be able to avoid realizing capital gains. This feature of ETFs may render them more tax efficient than a traditional mutual fund that employs the same strategy. For more advice on this topic, please consult your tax advisor. You may also find background information on the Morningstar website under the topic “Untangling ETF Tax-Efficiency Myths”

(http://www.morningstar.com/advisor/t/54272084/untangling-etf-tax-efficiency-myths.htm).

Annual Report | April 30, 2012	7

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2012 (Unaudited)

4.

Costly distribution: under certain circumstances, the distribution of traditional mutual funds may be costly relative to the distribution of exchange-traded securities. Mutual fund distribution may entail “loads” (commission-like fees), 12b-1 fees (fees paid by a fund to ensure its distribution), or ongoing payments by a fund’s advisor to ensure distribution. The aforementioned payments may or may not be transparent to a fund’s shareholders. By contrast, transactions in exchange-traded securities (such as a stock or an exchange-traded fund) typically incur a more limited (but still substantial) set of costs, arising from brokerage commissions and price “spreads.” For more information on this topic, please see the Securities and Exchange Commission’s discussion of mutual fund fees on its website (http://www.sec.gov/answers/mffees.htm).

5.

Perceived benefits of open-end, no-load mutual funds: it is Seafarer’s opinion that mutual funds offer certain benefits to shareholders that are absent from or diluted in other investment vehicles. Those benefits include (but are not necessarily limited to): daily valuation of a fund’s investment holdings; daily redemption and subscription privileges by shareholders, priced at the fund’s net asset value; regulations that proscribe the liquidity of the underlying portfolio holdings; semi-regular, public disclosure of portfolio holdings; oversight by an independent Board of Trustees; external audits, and separate custody of the investment portfolio; asset based fees, in lieu of performance fees; and fiduciary standards proscribed in the body of law and regulations that defines public mutual funds.

Performance of $10,000 Initial Investment (for the period ended April 30, 2012)

* Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/2012. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2012 (Unaudited)

Investment Objective:

The Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns.

Strategy:

The Fund invests a significant amount of its net assets in the securities of companies located in developing countries. The Fund can invest in dividend-paying common stocks, preferred stocks, convertible bonds, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection (in comparison to a portfolio that invests only in the common stocks of developing countries).

Portfolio Management:

Andrew Foster, Lead Manager

William Maeck, Associate Manager

Fund Characteristics
Inception Date	2/15/2012
Net Assets	$2.8M
Portfolio Turnover[1]	5%

	Investor Class	Institutional Class
Ticker	SFGIX	SIGIX
NAV (4/30/12)	$10.18	$10.18
30-Day SEC Yield (4/30/12)	1.87%	2.06%
Net Expense Ratio[2]	1.60%	1.45%
Redemption Fee (within 90 calendar days)	2.00%	2.00%
Minimum Initial Investment	$2,500	$100,000
Minimum Initial Investment (Retirement Account)	$1,000	$100,000

Underlying Portfolio Holdings
Number of Holdings	39
% of Net Assets in Top 10 Holdings	41%
Weighted Average Market Cap	$11.6B
Market Cap of Portfolio Median	$4.3B
Yield[3,4]	3.6%
Price / Book Value[3]	1.7
Price / Earnings[3]	10.6
Earnings Per Share Growth[3]	15.3%

The “Underlying Portfolio Holdings” table above presents indicative values only; Seafarer does not warrant the data’s accuracy, and disclaims any responsibility for its use for investment purposes.

Past performance does not guarantee future results.

For the Period 2/15/2012 (Inception) – 4/30/2012.

Annual Report | April 30, 2012	9

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2012 (Unaudited)

[1]	Portfolio Turnover rate for periods less than one full year have not been annualized.

[2]

Seafarer Capital Partners, LLC (the “Adviser”) has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.45% of the Fund’s average daily net assets for the Investor and Institutional share classes respectively. This agreement is in effect through August 31, 2013.

[3]

Calculated as a harmonic average of the underlying portfolio holdings. A harmonic average is the reciprocal of the arithmetic mean of the reciprocals. Harmonic averages are generally preferable to weighted averages or other techniques when measuring the fundamental characteristics (e.g., earnings per share, book value per share) of a portfolio of securities. For more information, see the presentation “Index Calculation Primer,” by Roger J. Bos, CFA, Senior Index Analyst at Standard & Poor’s, 17 July 2000.

Price / Book Value: the value of a company’s common shares, divided by the company’s book value.

Price / Earnings: the market price of a company’s common shares divided by the earnings per common share as forecast for this year.

Earnings Per Share Growth: forecast growth rate of earnings per common share this year, expressed as a percentage.

[4]

Yield = gross yield for the underlying portfolio, estimated based on the dividend yield for common and preferred stocks and yield to maturity for bonds. This measure of yield does not account for offsetting Fund expenses and other costs, and consequently it should not be construed as the yield that an investor in the Fund would receive.

Top 10 Holdings (for the period ended April 30, 2012)

Holding	Sector	Country	% Net Assets	Capitalization of Issuer ($B)	Price / Earnings	Price / Book Value	Yield[1]	EPS Growth
Market Vectors Vietnam ETF	Other	Vietnam	4.7%	–	–	–	0.8%	–
SIA Engineering Co. Ltd.	Industrials	Singapore	4.7%	$3.5	16	3.6	5.1%	7%
CITIC Telecom International Holdings Ltd.	Telecommunication Services	China / Hong Kong	4.3%	$0.5	8	1.2	5.9%	10%
Samsung Fire & Marine Insurance Co. Ltd., Pfd.	Financials	South Korea	4.2%	$8.8	3	0.5	5.3%	11%
S-Oil Corp, Pfd.	Energy	South Korea	4.2%	$9.0	5	1.3	8.2%	8%
Digital China Holdings Ltd.	Information Technology	China / Hong Kong	4.0%	$2.1	13	2.5	2.2%	20%

10	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2012 (Unaudited)

Holding	Sectors	Country	% Net Assets	Capitalization of Issuer ($B)	Price / Earnings	Price / Book Value	Yield[1]	EPS Growth
Odontoprev S/A	Health Care	Brazil	3.7%	$2.8	28	7.0	3.0%	19%
Infosys Ltd. ADR	Information Technology	India	3.7%	$27.2	15	4.6	1.9%	10%
Obic Business Consultants Co. Ltd.	Information Technology	Japan	3.6%	$1.0	14	1.1	2.1%	8%
Tata Power Co Ltd. 1.75% Cnv Bds 11/21/14 USD	Utilities	India	3.6%	$4.7	–	–	5.6%	–

Cumulative Weight of Top 10 Holdings: 40.6%

Total Number of Holdings: 39

Portfolio holdings are subject to change.

Sources: ALPS Fund Services, Inc., FactSet Research Systems, Inc., Seafarer.

[1]

Yield = gross yield for the underlying portfolio, estimated based on the dividend yield for common and preferred stocks and yield to maturity for bonds. This measure of yield does not account for offsetting Fund expenses and other costs, and consequently it should not be construed as the yield that an investor in the Fund would receive.

The table above presents indicative values only; Seafarer does not warrant the data’s accuracy and disclaims any responsibility for its use for investment purposes.

Portfolio Composition

Asset Class	% Net Assets
Common Stock	72
Preferred Stock	8
ADR	5
ETF	5
USD Convertible Bond	4
Cash and Other Assets, Less Liabilities	6
Total	100

Market Capitalization of Issuer	% Net Assets
Large Cap (over $10 billion)	20
Mid Cap ($1 - $10 billion)	45
Small Cap (under $1 billion)	24
n/a	5
Cash and Other Assets, Less Liabilities	6
Total	100

Sector	% Net Assets
Consumer Discretionary	1
Consumer Staples	8
Energy	6
Financials	19
Health Care	12
Industrials	7
Information Technology	17
Materials	2
Telecommunication Services	8
Utilities	9
Other	5
Cash and Other Assets, Less Liabilities	6
Total	100

Annual Report | April 30, 2012	11

Seafarer Overseas Growth and Income Fund	Portfolio Review
April 30, 2012 (Unaudited)

Region/Country	% Net Assets
East & South Asia	80
Australia	2
China / Hong Kong	22
India	7
Indonesia	3
Japan	6
Malaysia	5
Singapore	9
South Korea	8
Taiwan	6
Thailand	7
Vietnam	5
Eastern Europe	2
Turkey	2
Latin America	9
Brazil	4
Mexico	5
Middle East & Africa	2
South Africa	2
Other Markets	1
United Kingdom	1
Cash and Other Assets, Less Liabilities	6
Total	100

Greatest Performance

Contributors and Detractors

For the period 2/15/12 - 4/30/12

Contributors	% Net Assets*
Market Vectors Vietnam ETF	4.7
Sinocom Software Group Ltd.	0.9
Bangkok Bank PCL	3.5
Television Broadcasts Ltd.	1.3
Kimberly-Clark de Mexico SAB de CV	3.5

Detractors	% Net Assets*
Samsung Fire & Marine Insurance Co. Ltd., Pfd.	4.2
S-Oil Corp, Pfd.	4.2
Perusahaan Gas Negara Persero Tbk PT	2.7
China Pharmaceutical Group Ltd.	1.3
Infosys Ltd. ADR	3.7

*	As of end of period
Source:	Bloomberg

The table above presents estimated values only; Seafarer does not warrant the data’s accuracy and disclaims any responsibility for its use for investment purposes.

12	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2011 and held until April 30, 2012.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/11	Ending Account Value 04/30/12	Expense Ratio(a)	Expenses Paid During Period 11/01/11 - 04/30/12(b)
Investor Class
Actual(c)	$ 1,000.00	$ 1,018.00	1.60%	$ 3.31
Hypothetical	$ 1,000.00	$ 1,006.97	1.60%	$ 3.29

Institutional Class
Actual(c)	$ 1,000.00	$ 1,018.00	1.45%	$ 3.00
Hypothetical	$ 1,000.00	$ 1,007.27	1.45%	$ 2.98

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 366.

(c)	Shares commenced operations on February 15, 2012.

Annual Report | April 30, 2012	13

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2012

	Currency	Shares	Value
COMMON STOCKS* (77.5%)
Australia (2.1%)
Telstra Corp., Ltd.	AUD	15,500	$57,148

Total Australia			57,148

Brazil (3.7%)
Odontoprev SA	BRL	19,700	104,073

Total Brazil			104,073

China / Hong Kong (21.5%)
Citic Telecom International Holdings, Ltd.	HKD	580,000	120,566
Digital China Holdings, Ltd.	HKD	59,000	111,438
CLP Holdings, Ltd.	HKD	8,500	72,766
Hang Lung Properties, Ltd.	HKD	17,000	62,501
China Communications Services Corp., Ltd., Class H	HKD	114,000	58,478
Vitasoy International Holdings, Ltd.	HKD	66,000	48,368
China Pharmaceutical Group, Ltd.	HKD	180,000	36,987
Television Broadcasts, Ltd.	HKD	5,000	36,630
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	HKD	24,000	27,522
SinoCom Software Group, Ltd.	HKD	200,000	25,632

Total China / Hong Kong			600,888

India (3.7%)
Infosys, Ltd. ADR	USD	2,150	101,803

Total India			101,803

Indonesia (2.7%)
Perusahaan Gas Negara Persero Tbk PT	IDR	210,000	76,256

Total Indonesia			76,256

Japan (6.2%)
OBIC Business Consultants, Ltd.	JPY	2,100	99,675
Hisamitsu Pharmaceutical Co., Inc.	JPY	1,100	48,946
Hamamatsu Photonics K.K.	JPY	600	23,843

Total Japan			172,464

Malaysia (4.7%)
AMMB Holdings Bhd	MYR	37,000	76,323

14	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2012

	Currency	Shares	Value
Malaysia (continued)
Hartalega Holdings Bhd	MYR	21,300	$54,739

Total Malaysia			131,062

Mexico (5.1%)
Kimberly-Clark de Mexico SAB de CV, Class A	MXN	47,400	96,612
Grupo Herdez SAB de CV	MXN	20,000	44,281

Total Mexico			140,893

Singapore (9.4%)
SIA Engineering Co., Ltd.	SGD	41,000	130,307
Singapore Technologies Engineering, Ltd.	SGD	26,000	63,140
Hong Leong Finance, Ltd.	SGD	20,000	40,184
Cerebos Pacific, Ltd.	SGD	6,000	28,432

Total Singapore			262,063

South Africa (1.7%)
Life Healthcare Group Holdings, Ltd.	ZAR	13,902	48,098

Total South Africa			48,098

Taiwan (6.3%)
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	29,000	85,713
Taiwan Hon Chuan Enterprise Co., Ltd.	TWD	30,000	67,011
Cyberlink Corp.	TWD	8,000	23,502

Total Taiwan			176,226

Thailand (6.7%)
Bangkok Bank PCL NVDR	THB	13,200	81,755
PTT PCL	THB	5,000	57,023
Thai Reinsurance PCL	THB	250,000	32,975
Bangkok Bank PCL	THB	2,500	15,484

Total Thailand			187,237

Turkey (2.4%)
Asya Katilim Bankasi AS(a)	TRL	65,000	66,287

Total Turkey			66,287

Annual Report | April 30, 2012	15

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2012

	Currency	Shares	Value
United Kingdom (1.3%)
HSBC Holdings PLC ADR	USD	800	$36,136

Total United Kingdom			36,136

TOTAL COMMON STOCKS (Cost $2,148,312)			2,160,634

EXCHANGE TRADED FUNDS (4.7%)
Vietnam (4.7%)
Market Vectors Vietnam ETF	USD	6,300	131,481

Total Vietnam			131,481

TOTAL EXCHANGE TRADED FUNDS (Cost $117,887)			131,481

PREFERRED STOCKS* (8.4%)
South Korea (8.4%)
Samsung Fire & Marine Insurance Co., Ltd.	KRW	1,907	118,289
S-Oil Corp.	KRW	2,273	117,081

Total South Korea			235,370

TOTAL PREFERRED STOCKS (Cost $249,824)			235,370

	Currency Rate	Maturity Date	Principal Amount	Value
CONVERTIBLE CORPORATE BOND (3.6%)
India (3.6%)
Tata Power Co., Ltd., Series TPWR	USD 1.75%	11/21/2014	$100,000	99,250
Total India				99,250

TOTAL CONVERTIBLE CORPORATE BOND (Cost $100,000)				99,250

TOTAL INVESTMENTS (Cost $2,616,023) (94.2%)				$2,626,735

Cash and Other Assets, Less Liabilities (5.8%)				163,115
NET ASSETS (100.0%)				$ 2,789,850

*	Certain securities were fair valued in good faith in accordance with procedures established by and under the general supervision of the Board (Note 2).
(a)	Non-income producing security.

16	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments
April 30, 2012

Currency Abbreviations
AUD	-	Australia Dollar
BRL	-	Brazil Real
HKD	-	Hong Kong Dollar
IDR	-	Indonesia Rupiah
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TRL	-	Turkey Lira
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
ZAR	-	South Africa Rand

Common Abbreviations:
ADR	-	American Depositary Receipt.
AS	-	Andonim Sirketi, Joint Stock Company in Turkey.
Bhd	-	Berhad, Public Limited Company in Malaysia.
ETF	-	Exchange Traded Fund.
K.K.	-	Kabushiki Kaisha, Stock Company in Japan.
Ltd.	-	Limited.
NVDR	-	Non-Voting Depository Receipt.
PCL	-	Public Company Limited.
PLC	-	Public Limited Company.
PT	-	Perseroan Terbata, Limited Liability Company in Indonesia.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	-	A variable capital company.

For Fund compliance purposes, the Fund’s country classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine country sub-classifications for reporting ease. Countries are shown as a percent of net assets. These country classifications are based on third party definitions. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2012	17

Seafarer Overseas Growth and Income Fund	Statement of Assets and Liabilities
April 30, 2012

ASSETS:

Investments, at value	$2,626,735
Cash	274,321
Foreign currency, at value (Cost $4,848, respectively)	4,858
Receivable for shares sold	2,500
Receivable due from advisor	26,957
Interest and dividends receivable	11,226
Deferred offering costs	52,839
Prepaid expenses and other assets	3,418

Total Assets	3,002,854

LIABILITIES:

Payable for investments purchased	171,561
Administrative fees payable	10,867
Co-administrative & shareholder servicing fees payable	142
Shareholder service plan fees payable	320
Director’s fees and expenses payable	50
Accrued expenses and other liabilities	30,064

Total Liabilities	213,004

NET ASSETS	$2,789,850

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$2,775,063
Accumulated net investment income	3,467
Accumulated net realized gain on investments and foreign currency transactions	1,121
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	10,199

TOTAL NET ASSETS	$2,789,850

INVESTMENTS, AT COST	$2,616,023

PRICING OF SHARES

Investor Class:
Net Asset Value, offering and redemption price per share	$10.18
Net Assets	$1,443,475
Shares of beneficial interest outstanding	141,869

Institutional Class:

Net Asset Value, offering and redemption price per share	$10.18
Net Assets	$1,346,375
Shares of beneficial interest outstanding	132,281

See Accompanying Notes to Financial Statements.

18	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statement of Operations
For the period February 15, 2012 (Inception) to April 30, 2012

INVESTMENT INCOME:
Dividends	$14,972
Foreign taxes withheld on dividends	(914)
Interest and other income	165

Total Investment Income	14,223

EXPENSES:
Investment advisory fees	3,266
Administrative and transfer agency fees	33,437
Co-administrative & shareholder servicing fees
Investor Class	128
Institutional Class	128
Trustees’ fees and expenses	106
Registration/filing fees	46
Shareholder service plan fees
Investor Class	191
Institutional Class	128
Legal fees	1,237
Audit fees	22,395
Reports to shareholders and printing fees	2,016
Custody fees	1,025
Offering fees	12,854
Miscellaneous	2,812

Total expenses	79,769
Less fees waived/reimbursed by investment advisor
Investor Class	(22,136)
Institutional Class	(51,869)

Total Net Expenses	5,764

NET INVESTMENT INCOME:	8,459

Net realized gain on investments	4,356
Net realized loss on foreign currency transactions	(9,351)
Net change in unrealized appreciation on investments	10,712
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(513)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND

FOREIGN CURRENCY TRANSLATIONS	5,204

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,663

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2012	19

Seafarer Overseas Growth and Income Fund	Statement of Changes in Net Assets

For the Period February 15, 2012 (Inception) to April 30, 2012

OPERATIONS:
Net investment income	$8,459
Net realized gain on investments	4,356
Net realized loss on foreign currency transactions	(9,351)
Net change in unrealized appreciation on investments and foreign currency translations	10,199

Net Increase in Net Assets Resulting from Operations	13,663

BENEFICIAL INTEREST TRANSACTIONS:
Shares sold
Investor	1,449,187
Institutional	1,327,000

Net increase in Net Assets Derived from Beneficial Interest Transactions	2,776,187

Net increase in net assets	$2,789,850

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $3,467, respectively)	$2,789,850

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	141,869

Net increase in shares outstanding	141,869

Institutional Class
Sold	132,281

Net increase in shares outstanding	132,281

See Accompanying Notes to Financial Statements.

20	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Financial Highlights
For a share outstanding through the period presented

Investor Class	For the Period February 15, 2012 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain on investments	0.13

Total from Investment Operations	0.18

NET INCREASE IN NET ASSET VALUE	0.18

NET ASSET VALUE, END OF PERIOD	$10.18

TOTAL RETURN(b)	1.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,443
Net investment income including reimbursement/waiver	2.61%(c)
Operating expenses including reimbursement/waiver	1.60%(c)
Operating expenses excluding reimbursement/waiver	18.96%(c)
PORTFOLIO TURNOVER RATE(d)	5%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2012	21

Seafarer Overseas Growth and Income Fund	Financial Highlights
For a share outstanding through the period presented

Institutional Class	For the Period February 15, 2012 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.04
Net realized and unrealized gain on investments	0.14

Total from Investment Operations	0.18

NET INCREASE IN NET ASSET VALUE	0.18

NET ASSET VALUE, END OF PERIOD	$10.18

TOTAL RETURN(b)	1.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,346
Net investment income including reimbursement/waiver	2.00%(c)
Operating expenses including reimbursement/waiver	1.45%(c)
Operating expenses excluding reimbursement/waiver	21.65%(c)
PORTFOLIO TURNOVER RATE(d)	5%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Accompanying Notes to Financial Statements.

22	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2012, the Trust had twenty registered funds. This annual report describes the Seafarer Overseas Growth and Income Fund (the “ Fund”). The Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns. The Fund offers Investor Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial reporting in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Annual Report | April 30, 2012	23

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (“the Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

24	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2012:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Australia	$–	$57,148	$–	$57,148
Brazil	104,073	–	–	104,073
China / Hong Kong	–	600,888	–	600,888
India	101,803	–	–	101,803
Indonesia	–	76,256	–	76,256
Japan	–	172,464	–	172,464
Malaysia	–	131,062	–	131,062
Mexico	140,893	–	–	140,893
Singapore	–	262,063	–	262,063
South Africa	–	48,098	–	48,098
Taiwan	–	176,226	–	176,226
Thailand	–	187,237	–	187,237
Turkey	–	66,287	–	66,287
United Kingdom	36,136	–	–	36,136
Exchange Traded Funds	131,481	–	–	131,481
Preferred Stocks
South Korea	118,289	117,081	–	235,370
Convertible Corporate Bond	–	99,250	–	99,250

Total	$632,675	$1,994,060	$–	$2,626,735

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. There were no Level 3 securities held during the period.

Investment Transactions: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is

Annual Report | April 30, 2012	25

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all Funds in the Trust based on average net assets of each Fund.

Fund Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Fund. As of April 30, 2012, $52,839 of offering costs remain to be amortized for the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. As of and during the period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado.

26	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

3. DISTRIBUTION TO SHAREHOLDERS

The Fund normally pays dividends and net investment income, if any, on a semi-annual basis. The Fund normally distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. During the period ended April 30, 2012, the Fund did not make any distributions.

Reclassifications to paid-in capital relate primarily to non-deductible offering expenses. For the period ended April 30, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss	Accumulated Net Realized Gain/Loss on Investments
Seafarer Overseas Growth and Income Fund	$(1,124)	$(4,992)	$6,116

As of April 30, 2012, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Foreign Currencies	Net Unrealized Appreciation
Seafarer Overseas Growth and Income Fund	$2,628,021	$72,493	$(73,779)	$(513)	$(1,799)

At April 30, 2012, components of distributable earnings were as follows:

Accumulated capital loss Carryforwards	$0
Undistributed ordinary income	16,586
Net unrealized appreciation/ (depreciation) of F/X	0
Net unrealized appreciation/(depreciation) on investments	(1,799)
Accumulated Capital Gains/(Losses)	0
Total distributable earnings	$14,787

Annual Report | April 30, 2012	27

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities excluding short term securities during the period ended April 30, 2012, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Seafarer Overseas Growth and Income Fund	$ 2,699,405	$ 87,739

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the period ended April 30, 2012, the Fund did not receive any redemption fees.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2012, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Fund	Class	Name	Percentage
Seafarer Overseas Growth and Income	Institutional	Andrew & Michelle Foster	75.91%
Seafarer Overseas Growth and Income	Investor	Charles Schwab & Co.	67.11%

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of .85%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit certain Fund expenses to 1.60% of the Fund’s average daily net assets in the Investor Class shares and 1.45% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2013. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. Pursuant to this agreement, the

28	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

For the period ended April 30, 2012, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment of Past Waived Fees By Advisor	Total
Seafarer Overseas Growth and Income
Investor Class	$22,136	$0	$22,136
Institutional Class	51,869	0	51,869

As of April 30, 2012, the balances of recoupable expenses for each class were as follows:

Fund	2012
Seafarer Overseas Growth and Income
Investor Class	$22,136
Institutional Class	51,869

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Fund under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under this Agreement, ALPS is paid fees, accrued on a daily basis and paid on a monthly basic following the end of the month, based on the greater of (a) an annual total fee of $123,000 in year one and the greater of $143,000 in year 2 and forward from the first to the last, or projected last, day of the then-current year of services; or (b) the following fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

The Adviser provides shareholder and administrative services to the Fund under the Co-Administration and Shareholder Services Agreement with the Trust. Under this Agreement, the Adviser is paid fees, accrued on a daily basis and paid on a monthly basis following the end of the month, of 0.10% of the average daily net assets of the Investor Class and of 0.05% of the average daily net assets of the Institutional Class and is reimbursed for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”). ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9

Annual Report | April 30, 2012	29

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Fund’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act under the Chief Compliance Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $30,000 and is reimbursed for certain out-of-pocket expenses.

Principal Financial Officer

ALPS provides principal financial officer services to the Fund under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $10,000 and is reimbursed for certain out-of-pocket expenses.

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”) acts as the distributor of the Fund’s shares pursuant to the Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Shareholder Services Plan for Investor Class and Institutional Class Shares

The Fund has adopted a shareholder service plan (a “Service Plan”)for each of its share classes. Under the Service Plan, the Fund is authorized to enter into shareholder service agreements with investment advisors, financial institutions and other service providers (“Participation Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. The Service Plan will cause the Fund to pay an aggregate fee, not to exceed on an annual basis of 0.10% and 0.05% of the average daily net asset value of the Investor and institutional classes, respectively. Such payment will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

30	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements
April 30, 2012

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2012	31

Seafarer Overseas Growth and Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seafarer Overseas Growth and Income Fund, one of the portfolios constituting Financial Investors Trust (the “Fund”), as of April 30, 2012, and the related statements of operations, changes in net assets, and the financial highlights for the period February 15, 2012 (Inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seafarer Overseas Growth and Income Fund of Financial Investors Trust, as of April 30, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period February 15, 2012 (Inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2012

32	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Additional Information
April 30, 2012 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS

On December 13, 2011, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Seafarer Capital Partners, LLC (the “Seafarer Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Seafarer Advisory Agreement and other related materials.

In approving the Seafarer Advisory Agreement with Seafarer, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Fund, to Seafarer of 0.85% of the Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Seafarer to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual annual advisory fee of 0.85% of the Fund and the total expense ratios of 1.60% and 1.45% for each of Investor Class and Institutional Class of the Fund were comparable to others within the Fund’s anticipated peer universe.

Nature, Extent and Quality of the Services under the Seafarer Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the Seafarer Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV.

The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager and its performance, noting that Seafarer is expected to be a registered investment adviser by the end of 2011, and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer,

Annual Report | April 30, 2012	33

Seafarer Overseas Growth and Income Fund	Additional Information
April 30, 2012 (Unaudited)

including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Trustees considered the background and experience of Seafarer’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Seafarer’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees noted that since the Fund has not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees considered Seafarer’s reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Seafarer based on the fees payable under the Seafarer Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Seafarer in connection with the operation of the Fund. The Board then reviewed Seafarer’s four-year pro-forma summary in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Seafarer Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seafarer from its relationship with the Fund, including soft dollar arrangements.

In selecting Seafarer as the Fund’s investment adviser and approving the Seafarer Advisory Agreement and the fees charged under the Seafarer Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Seafarer Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fees to be received by Seafarer with respect to the Fund were comparable to others within the Fund’s peer universe;
•	the nature, extent and quality of services to be rendered by Seafarer under the Seafarer Advisory Agreement were adequate;
•	the profit, if any, anticipated to be realized by Seafarer in connection with the operation of the Seafarer Fund is not unreasonable to the Fund; and
•	there were no material economies of scale or other incidental benefits accruing to Seafarer in connection with its relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders.

34	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, age 71	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	20	Ms. Anstine is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Seafarer Capital provides investment advisory services.

Annual Report | April 30, 2012	35

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
John R. Moran, Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Seafarer Capital provides investment advisory services.

36	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, age 35	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	20	Mr. Deems is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2012	37

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	20	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Seafarer Capital provides investment advisory services.

38	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, age 41	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	20	None

Annual Report | April 30, 2012	39

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2012 (Unaudited)

INTERESTED TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Edmund J. Burke, age 51	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				20	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Seafarer Capital provides investment advisory services.

40	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees & Officers
April 30, 2012 (Unaudited)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 42	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.

Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, age 50	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Transparent Value Trust and Assistant Secretary of the Stone Harbor Investment Fund, Stone Harbor Emerging Markets Debt Fund and WesMark Fund and Vice President and Secretary of Oak Associates Fund.

Annual Report | April 30, 2012	41

Seafarer Overseas Growth and Income Fund	Trustees & Officers
April 30, 2012 (Unaudited)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and the Transparent Value Trust.

Kimberly R. Storms, age 40	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

42	1-855-732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes

Annual Report | April 30, 2012	43

Seafarer Overseas Growth and Income Fund	Notes

44	1-855-732-9220 | seafarerfunds.com

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH

ANNUAL REPORT

April 30, 2012

EMERALD BANKING AND FINANCE FUND

Class A: | Class C: | Institutional Class: | Investor Class:

EMERALD GROWTH FUND

Class A: | Class C: | Institutional Class: | Investor Class:

Emerald Funds	Shareholder Letter
April 30, 2012 (Unaudited)

Dear Shareholder:

Welcome back to the Emerald Mutual Funds! As you may know, Emerald Advisers, Inc. was the original investment adviser when the first Emerald mutual fund was introduced in 1992. In 2005 the Funds became a part of the Forward Funds and Emerald Mutual Fund Advisers Trust (a wholly-owned subsidiary of Emerald Advisers) became sub-adviser for the Funds, responsible for the day-to-day portfolio management of the Funds. On March 16th, Emerald Mutual Fund Advisers Trust moved from sub-adviser to adviser, and the Funds returned to their prior name as the Emerald Mutual Funds: the Emerald Growth Fund and the Emerald Banking and Finance Fund. This is a long way of saying that, despite several name changes, I (and the team of portfolio managers here at Emerald) have been responsible for the day-to-day management of the funds since their inception: the name has changed but the portfolio management team has not!

As part of the return to the Emerald Mutual Funds that took place in March, the Funds have moved their fiscal year end from December 31st to April 30th. Therefore, we are pleased to provide you with the Funds’ “annual report” – updating from the information provided as-of December 31, 2011 to April 30, 2012.

On the following pages you will find commentary and analysis from our portfolio management team for both the Emerald Growth Fund and Emerald Banking & Finance Fund. We hope you’ll take a few minutes to read as we share our insights into the Funds’ performance for the periods ended April 30th.

Since our first mutual fund debuted in 1992, we have always worked to provide exemplary customer service and support. You will find the Funds contact information on the back cover of this report and we welcome your questions, comments and concerns. As our research team works hard providing hands-on analysis of individual companies, so too do our shareholder services and sales support teams work to grow a satisfied mutual fund family – one shareholder at a time.

We thank you for entrusting your investment dollars with the Emerald Funds and wish you a healthy and prosperous remainder of 2012.

Kenneth G. Mertz II, CFA

Chief Investment Officer

Emerald Mutual Fund Advisers Trust

Annual Report | April 30, 2012	1

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2012 (Unaudited)

Dear Shareholder:

As Kenneth Mertz noted in his cover letter, the Emerald Banking and Finance Fund became part of the Financial Investors Trust on March 16, 2012, prior to which it was known as the Forward Banking and Finance Fund and was part of Forward Funds. Although our name has changed, the portfolio management team responsible for the day-to-day management of the Fund has not. For that reason, from a management perspective, we think it would be helpful to you as a shareholder to know our performance over the entire year, even though we achieved it as both the Emerald Banking and Finance Fund as well as its predecessor. The performance of the Emerald Banking and Finance Fund’s Class A shares (without sales load), including performance while the Fund was known as the Forward Banking and Finance Fund, for the year ended April 30, 2012 reflected a gain of 4.31%, outperforming the Russell 2000® Index, which declined 4.25%.

Though the performance of the financials was nothing to write home about in the first half of 2011, things took a turn for the worse in the third quarter thanks to the Fed and Europe. In its statement from August 9, 2011, the Federal Open Market Committee stated that they anticipated that economic conditions were likely to warrant exceptionally low levels of the Fed Funds rate at least through mid-2013. Economic growth to that point in 2011 had been considerably slower than expected and revisions to various indicators pointed to a prolonged, anemic economic environment. Bank shares slumped almost 20% in Q3’11 amid these concerns that the U.S. may experience another recession and that the European sovereign debt crisis would curtail profit.

However, small cap bank stocks rebounded in Q4’11 after coming within inches of their 2009 trough valuations as investors began to snatch up bargains. Investors accumulated bank shares in Q4 due to valuations and the potential for improved earnings growth as banks focused on traditional blocking and tackling. In the fourth quarter of 2011 investors began to accumulate banks that focused on loan growth and lowering their funding costs via reduced deposit rates. The majority of the loan growth was the result of Commercial & Industrial (“C&I”) loan growth which has picked up markedly in the last couple of quarters. Additionally, banks began distinguishing themselves by announcing sizable cost control programs with specific profitability targets. Fee income saw some signs of strength, although it may be fleeting, from mortgage banking activity.

As a result, small cap banks outperformed large cap banks and the broader market in Q4’11 as investors began to differentiate small cap banks from their larger peers and noted that smaller regional banks have several advantages in the current environment. As an example, larger banks are directly under the regulatory microscope. Provisions rolling out from last year’s Dodd-Frank bill specifically target fee-based services. That leaves smaller banks, especially those with a strong commercial emphasis, like some of our top performers - Texas Capital Bancshares, Inc. (TCBI), Bank of the Ozarks, Inc. (OZRK) and Signature Bank (SBNY) - outside the cross hairs. Regulations have also helped smaller banks attract lending talent as agents look for ways to unravel red tape and channel loans to their clients.

The Banking Industry passed the regulatory “Stress Test” in the 1st Quarter of 2012 with flying colors and many restructured mega-cap banks were allowed to introduce dividends once again with these stocks bouncing off their deep bottoms. The most important aftermath of the “Stress Test” is yet to occur. We believe pension funds, endowments, family offices, and other investment groups have yet to commit significant dollars into Financial Institutions. Although, the way bank stock prices were acting shortly after the Comprehensive Capital Analysis & Review (“CCAR”) news hit-the-tape, it seems as though new cash from the sidelines is entering the playing field.

Investors who perceive Bank earnings as “already priced into current stock values” may still overlook a critical component of these companies which is their strong capitalization and the fundamental truth that many banks are not yet running at full capacity. During the Q4’11 earnings season one of the nice surprises was that loan growth in the last quarter of 2011 had been better than most analysts had expected. The question was how sustainable the loan growth would be? Many investors had thought that there would be the normal seasonal loan growth slowdown in Q1’12. The Federal Reserve’s weekly H.8 (Assets & Liabilities of Commercial Banks in the United States) filings indicate that C&I loans at the smaller domestic based banks have increased to 2.3% (excluding the impact of thrift charter conversions) from 1.2% in each of the prior two quarters. As bank capital moves from the investment portfolio into higher yielding earning assets such as loans we expect small cap bank valuations to continue to expand throughout 2012.

To this regard, upward movement in bank stock valuations creates more dispersion on tangible book multiples which could promote future Mergers & Acquisitions (“M&A”) activity. We continue to believe that an M&A wave in the bank and thrift sector is “right-around-the-corner” and we anticipate seeing the majority of M&A activity in the small cap sector as banks attempt to overcome increased compliance costs via efficiencies of scale. We have said it before and continue to believe that the worst of the recent banking crisis is behind us and coming out of this crisis, quality banks have implemented upgraded credit policies, are flush with capital and are focused on reducing efficiency ratios and those that have not will soon face the reality that “the times they are a changing” and by failing to do so they have given the “winners” a significant competitive advantage.

We believe that much of the M&A activity will occur among those banks with $1 Billion in assets or less as the smaller banks will not be able to effectively deal with the increased costs and burdens of new regulations, pay for technology upgrades and attract new capital with industry profitability metrics falling. We believe that banks in the sweet spot to acquire these smaller banks will be those with approximately $1 billion to

2	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2012 (Unaudited)

$5 billion in assets since in the case of much larger banks an acquisition of this size described above would not “move the needle.” We continue to believe that a bank in the “new normal” will need to be well north of $1 billion in assets to meet acceptable profitability metrics. In these strategic acquisitions we will see the buyers expanding their footprints, growing their loan books with the acquisitions and driving efficiencies gained via the deals to their bottom line. The sellers collect a reasonable cash payment and gain shares in the combined company, and in doing so, they join forces with a larger banking base over which new regulatory expenses can more easily be spread.

We believe that in this uncertain economic environment it appears wise to focus on the buyers; the best capitalized banks, with pristine credit metrics that have exhibited pricing discipline and have stuck to strategic objectives in the past regarding acquisitions. They will have approximately $1 billion in assets and are looking to improve their efficiency ratios.

Contributors to Performance Included:		Detractors to Performance Included:
Bank of the Ozarks Inc.	(OZRK)	Stifel Financial Corp.	(SF)
Texas Capital Bancshares Inc.	(TCBI)	Southwest Bancorp Inc.	(OKSB)
Horizon Bancorp	(HBNC)	FirstMerit Corp.	(FMER)
Eagle Bancorp Inc.	(EGBN)	Preferred Apartment Communities Inc.	(APTS)
Signature Bank	(SBNY)	Orrstown Financial Services Inc.	(ORRF)

Kenneth G. Mertz II, CFA		Steven E. Russell, Esq.
Chief Investment Officer		Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Annual Report | April 30, 2012	3

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2012 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*
Signature Bank	4.12%
Bank of the Ozarks, Inc.	4.07%
Texas Capital Bancshares, Inc.	3.90%
Cass Information Systems, Inc.	3.25%
Horizon Bancorp	3.11%
Eagle Bancorp, Inc.	2.40%
California United Bank	2.30%
First of Long Island Corp.	2.26%
Prosperity Bancshares, Inc.	2.14%
Teche Holding Co.	2.07%
Top Ten Holdings	29.62%
INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Banks: Diversified	72.60%
Banks: Savings, Thrift & Mortgage	7.43%
Real Estate Investment Trusts (REITs)	6.35%
Financial Data & Systems	3.25%
Insurance: Property-Casualty	2.17%
Diversified Financial Services	2.12%
Real Estate	1.96%
Asset Management & Custodian	1.77%
Commercial Finance & Mortgage	1.47%
Cash, Cash Equivalents, & Other Net Assets	0.88%

* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the year ended April 30, 2012)

					Since		Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]		Gross[2]	Net[2]
Class A (NAV)	4.31%	9.25%	-6.28%	3.06%	6.39%		2.07%	1.84%
Class A (MOP)	-0.64%	7.49%	-7.18%	2.56%	6.05%		2.07%	1.84%
Russell 2000® Index†	-4.25%	20.34%	1.45%	6.19%	6.72%
Class C (NAV)	3.77%	8.56%	-6.88%	2.42%	6.18%		2.72%	2.49%
Class C (CDSC)	2.77%	8.56%	-6.88%	2.42%	6.18%		2.72%	2.49%
Russell 2000® Index	-4.25%	20.34%	1.45%	6.19%	5.31%
Investor Class	4.77%				4.33%		2.12%	1.89%
Russell 2000® Index	-4.25%				10.47%
Institutional Class					0.65%	**	N/A	N/A
Russell 2000® Index					-2.34%	**

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com..

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Class Institutional: 03/19/2012, Class Investor: 03/16/2010

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2014 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage

4	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2012 (Unaudited)

expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver, prior to August 31, 2014, without the approval by the Fund’s Board of Trustees.

** Cumulative

† The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An Investor cannot invest directly into an index.

Important Risks

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares. A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2012	5

Emerald Growth Fund	Manager Commentary
April 30, 2012 (Unaudited)

Dear Shareholder:

As Kenneth Mertz noted in his cover letter, the Emerald Growth Fund became part of the Financial Investors Trust on March 16, 2012, prior to which it was known as the Forward Growth Fund and was part of Forward Funds. Although our name has changed, the portfolio management team responsible for the day-to-day management of the Fund has not. For that reason, from a management perspective, we think it would be helpful to you as a shareholder to know our performance over the entire year, even though we achieved it as both the Emerald Growth Fund as well as its predecessor. The performance of the Emerald Growth Fund’s Class A shares (without sales load), including performance while the Fund was known as the Forward Growth Fund, for the year ended April 30, 2012 reflected a gain of 1.44%, outperforming the Russell 2000® Growth Index, which declined 4.42%.

A market correction hit all equity markets hard in the third quarter of 2011, as European sovereign debt worries and the Chinese slowdown and its effects on the US economy caused losses equal to a bear market, at least in small cap land. Given the fact that the decline in the S&P 500®3 was nearly 14% in the 3rd quarter, it was really no surprise that small cap stocks actually suffered a bear market decline of over 20% in the quarter. An extremely high correlation among stocks in the quarter, a record high in the VIX4 or volatility index, added to the 20% small cap loss actually caused us to take a more opportunistic attitude going forward. We were of the belief that this bad quarter could actually be good for the market going forward. To back up our ‘bad is good’ comment, we looked at the fact that the market had just recorded the lowest relative performance for the Russell 2000 Index vs. the S&P 500® since 1998.

The risk-on trade shifted into higher gear in the last 4 months of our fiscal year as positive trends in domestic retail sales, employment and manufacturing and a muted sensitivity to dataflow out of Europe led to a significant decline in the volatility index and inversely strength in the broad market.

Earnings growth was a key determinant driving performance as the performance gap between the fastest growing companies within the Russell 2000 (those growing 20% or greater) and the slowest growing companies (those growing 10% or less) was heavily in favor of the fastest growing companies according to a recent report from Bank of America Merrill Lynch. This dynamic provided a tailwind to the Emerald portfolio given our emphasis on identifying and investing in the fastest growing companies within their respective sector and industries.

That being said stock selection was the most significant contributor to the portfolio’s excess return relative to the Russell 2000® Growth Index for the past 12 months. From a sector perspective the portfolio posted relative outperformance within the consumer discretionary, healthcare and producer durable sectors.

The consumer discretionary sector was the largest positive contributor to return during the period as a result of both stock selection and the portfolio’s relative overweight position. Top contributors to return were: Ulta Salon, Cost Plus Inc., Hibbett Sports and Shuffle Master Inc. Ulta Salon Cosmetics & Fragrance Inc. is a specialty retailer taking a unique approach to the beauty market, by creating a beauty superstore that offers a broad range of beauty products historically found in different channels (grocery, drugstore, department store) all under one roof. This innovative approach to this historically fragmented market has gotten the attention of the consumer and enabled the company to grow sales in excess of 20 percent and earnings in excess of 60 percent over the last three years driven by double-digit square footage growth and double-digit growth in comparable store sales. With a fleet of only 450 locations, Emerald believes the company has a long runway ahead it for further store expansion and market share gains. Ulta Salon Cosmetics and Fragrance remains a top position in the portfolio.

The second best contributor to return at the sector level was the healthcare sector. Stock selection was the primary factor behind the good performance. Relative outperformance at the industry level was based in the biotechnology industry. Notable individual holdings included Pharmasset, Medivation and Inhibitex. The Hepatitis C arena saw a couple of buyouts for cash which included our positions in Pharmasset and Inhibitex.

Though technology was a negative sector for the year, Emerald maintains its overweight position, largely due to our continued belief in the growth opportunities related to mobility, cloud-based computing, network security, and industrial laser technology. In the third quarter of 2011, the technology sector came under the most pressure as macro-economic concerns dampened investor enthusiasm for the sector’s near term growth prospects, despite continued company-specific positive developments. Despite the year’s underperformance in technology, we believe the combination of compelling growth prospects, attractive valuations, and modest Wall Street analyst coverage sets the stage for meaningful, long-term investment outperformance. We also believe there is potential for significant merger and acquisition activity within the technology sector, particularly as economic concerns wane.

Positives do exist when fear grips a market as it did in the third quarter of 2011, though investors fail to see the positives around them. For example, the odds of a domestic recession have been receding as consumer spending has remained resilient and manufacturing has stabilized. Similarly, while growth has slowed, earnings are also likely to prove resilient. Emerald anticipates that earnings growth will continue to be

6	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2012 (Unaudited)

significant in 2012, especially for the small- and mid-cap growth indices. Balance sheets remain flush with cash. Cash as a percentage of total assets for the average small capitalization company is hovering around 18% as compared to the 11% long-term average. Buyback activity has accelerated and merger and acquisition activity has continued, albeit at a more moderate pace.

While the domestic economic situation is looking moderately better, the same cannot be said for Europe. As a result, although volatility as measured by the VIX has retreated from its peak, it is likely to remain above historical averages as the market reacts and assesses the viability/inevitability of a resolution to the issues in Europe and the impact to both worldwide and domestic growth.

Emerald, as has been the case since the inception of the firm, remains focused on utilizing its fundamental bottom-up research process to identify the best growth companies within the small capitalization universe.

Top Contributors to Performance Included:		Top Detractors to Performance Included:
Pharmasset	(VRUS)	Basic Energy Services Inc.	(BAS)
Ulta Salon Cosmetics & Frag. Inc.	(ULTA)	Diamond Foods Inc.	(DMND)
FARO Technologies	(FARO)	IntraLinks Holdings Inc.	(IL)
Hibbett Sports Inc.	(HIBB)	IPG Photonics Corp.	(IPGP)
Medivation Inc.	(MDVN)	Acme Packet Inc.	(APKT)

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Annual Report | April 30, 2012	7

Emerald Growth Fund	Manager Commentary
April 30, 2012 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*
MWI Veterinary Supply, Inc.	2.81%
FARO Technologies, Inc.	2.77%
Hibbett Sports, Inc.	2.08%
Ultimate Software Group, Inc.	1.95%
Ulta Salon Cosmetics & Fragrance, Inc.	1.93%
Triumph Group, Inc.	1.82%
WESCO International, Inc.	1.80%
Body Central Corp.	1.68%
Shuffle Master, Inc.	1.63%
GNC Holdings, Inc., Class A	1.62%
Top Ten Holdings	20.09%
INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Consumer Discretionary	25.15%
Technology	22.19%
Health Care	19.27%
Producer Durables	15.83%
Energy	6.67%
Financial Services	4.67%
Materials & Processing	2.73%
Consumer Staples	1.99%
Cash, Cash Equivalents, & Other Net Assets	1.50%
* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2012)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the year ended April 30, 2012)

					Since		Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]		Gross[2]	Net[2]
Class A (NAV)	1.44%	25.89%	4.40%	6.50%	10.68%		1.43%	1.29%
Class A (MOP)	-3.40%	23.89%	3.39%	5.99%	10.40%		1.43%	1.29%
Russell 2000® Growth Index†	-4.42%	21.83%	3.27%	6.06%	6.99%
Class C (NAV)	0.74%	25.07%	3.75%	5.86%	3.22%		2.08%	1.94%
Class C (CDSC)	-0.26%	25.07%	3.75%	5.86%	3.22%		2.08%	1.94%
Russell 2000® Growth Index	-4.42%	21.83%	3.27%	6.06%	1.56%
Institutional Class	1.74%	26.28%			19.63%		1.13%	0.99%
Russell 2000® Growth Index	-4.42%	21.83%			17.06%
Investor Class					2.79%	**	1.48%	1.34%
Russell 2000® Growth Index					-3.11%	**

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Class Institutional: 10/21/2008, Class Investor: 05/01/2011

8	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2012 (Unaudited)

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2013 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver, prior to August 31, 2013, without the approval by the Fund’s Board of Trustees.

[3]

S&P 500® Index – Standard & Poor’s 500 index is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. Stock Market’s total capitalization.

[4]	VIX – Chicago Board Options Exchange Market Volatility Index measures the stock market’s expectation of market volatility over the next 300 day period.

**	Cumulative

† The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The indexes are not actively managed and do not reflect any deduction for fees, expenses or taxes. An Investor cannot invest directly into an index.

Important Risks

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2012	9

Emerald Funds	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2011 through April 30, 2012.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

EMERALD BANKING AND FINANCE FUND	BEGINNING ACCOUNT VALUE 11/01/11	ENDING ACCOUNT VALUE 04/30/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD 11/01/11 - 04/30/12(b)
Class A
Actual	$1,000.00	$1,118.70	1.85%	$6.48
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	1.85%	$9.27
Class C
Actual	$1,000.00	$1,116.60	2.44%	$8.54
Hypothetical (5% return before expenses)	$1,000.00	$1,012.73	2.44%	$12.21
Institutional Class
Actual	$1,000.00	$1,006.50	1.53%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	1.53%	$7.67
Investor Class
Actual	$1,000.00	$1,120.70	1.72%	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	1.72%	$8.62

10	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

EMERALD GROWTH FUND	BEGINNING ACCOUNT VALUE 11/01/11	ENDING ACCOUNT VALUE 04/30/12	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD 11/01/11 - 04/30/12(b)
Class A
Actual	$1,000.00	$1,211.70	1.29%	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.29%	$6.47
Class C
Actual	$1,000.00	$1,209.60	1.94%	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	1.94%	$9.72
Institutional Class
Actual	$1,000.00	$1,213.20	0.99%	$3.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97
Investor Class
Actual	$1,000.00	$1,212.00	1.34%	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.34%	$6.72

(a)

Annualized, based on the Fund’s most recent fiscal year end change to April 30, 2012 and represents the period of January 1, 2012 to April 30,2012. The expense ratio is representative of the expenses that a shareholder would have incurred for the six months ended April 30, 2012.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 366.

Annual Report | April 30, 2012	11

Emerald Banking and Finance Fund	Schedule of Investments
April 30, 2012

Shares		Value (Note 2)
COMMON STOCKS: 99.12%
Financial Services: 99.12%
Asset Management & Custodian: 1.77%
4,580	Affiliated Managers Group, Inc.(a)	$520,380
4,510	Financial Engines, Inc.(a)	103,008
3,163	WisdomTree Investments, Inc.(a)	27,044
		650,432
Banks: Diversified: 72.60%
20,620	American Business Bank(a)	556,740
36,630	Bancorp, Inc.(a)	376,190
18,806	Bank of Marin Bancorp	697,138
48,358	Bank of the Ozarks, Inc.	1,494,262
8,540	BofI Holding, Inc.(a)	151,756
3,500	Bridge Bancorp, Inc.	68,180
12,180	Bryn Mawr Bank Corp.	261,748
77,229	California United Bank(a)	844,885
60,020	Cardinal Financial Corp.	724,441
40,000	Carolina Trust Bank(a)	100,000
17,704	Center Bancorp, Inc.	187,131
31,580	Central Valley Community Bancorp(a)	216,323
7,140	Citizens Financial Services, Inc.	271,320
13,600	Citizens Republic Bancorp, Inc.(a)	229,432
46,370	CoBiz Financial, Inc.	289,812
7,800	Community Bank System, Inc.	219,336
49,542	Eagle Bancorp, Inc.(a)	881,352
27,440	East West Bancorp, Inc.	624,809
11,356	Enterprise Financial Services Corp.	137,294
14,050	Evans Bancorp, Inc.	210,891
74,530	Farmers National Banc Corp.	459,850
18,400	Financial Institutions, Inc.	311,328
55,492	First California Financial Group, Inc.(a)	302,986
3,371	First Citizens BancShares, Inc., Class A	584,194
6,140	First Community Bancshares, Inc.	82,215
28,866	First Financial Bancorp	485,237
21,150	First Financial Bankshares, Inc.	715,716
30,190	First of Long Island Corp.	831,131
11,480	Glacier Bancorp, Inc.	171,052
50,660	Guaranty Bancorp(a)	98,787
11,416	Hancock Holding Co.	367,367
13,160	Home BancShares, Inc.	383,482
16,003	HopFed Bancorp, Inc.	142,267
45,399	Horizon Bancorp	1,142,693
16,750	Independent Bank Corp.	470,173
28,473	Investors Bancorp, Inc.(a)	439,623
11,670	Lakeland Bancorp, Inc.	106,664
29,063	Lakeland Financial Corp.	756,801
23,033	MidSouth Bancorp, Inc.	324,765
6,320	NBT Bancorp, Inc.	129,876
19,950	Old National Bancorp	255,759
14,500	Oriental Financial Group, Inc.	171,390
10,492	Orrstown Financial Services, Inc.	81,103
38,910	Pacific Premier Bancorp, Inc.(a)	302,720

Shares		Value (Note 2)
15,000	Peoples Bancorp, Inc.	$275,850
16,460	Pinnacle Financial Partners, Inc.(a)	301,218
15,550	PrivateBancorp, Inc.	244,602
16,870	Prosperity Bancshares, Inc.	786,986
10,943	Sandy Spring Bancorp, Inc.	197,083
23,079	Signature Bank(a)	1,516,060
31,188	Southern National Bancorp of Virginia, Inc.	215,197
8,750	State Bank Financial Corp.(a)	150,938
25,276	Susquehanna Bancshares, Inc.	262,112
11,858	SVB Financial Group(a)	759,979
4,260	SY Bancorp, Inc.	98,832
38,023	Texas Capital Bancshares, Inc.(a)	1,433,847
8,520	Tompkins Financial Corp.	322,482
4,760	UMB Financial Corp.	228,718
36,593	ViewPoint Financial Group, Inc.	582,195
10,930	Virginia Commerce Bancorp, Inc.(a)	85,582
28,463	Washington Banking Co.	396,774
58,387	Western Alliance Bancorp(a)	512,638
18,020	Wintrust Financial Corp.	651,063
		26,682,375
Banks: Savings, Thrift & Mortgage: 7.43%
6,810	Berkshire Hills Bancorp, Inc.	154,519
30,225	Capitol Federal Financial, Inc.	356,957
30,000	Cheviot Financial Corp.	260,100
19,800	Dime Community Bancshares, Inc.	274,428
12,500	Flushing Financial Corp.	162,875
25,050	Heritage Financial Corp.	328,155
5,780	Home Bancorp, Inc.(a)	100,341
16,830	Provident New York Bancorp	142,045
20,400	Teche Holding Co.	761,532
8,830	Territorial Bancorp, Inc.	191,788
		2,732,740
Commercial Finance & Mortgage: 1.47%
41,410	Walker & Dunlop, Inc.(a)	540,401
Diversified Financial Services: 2.12%
17,050	Bankrate, Inc.(a)	399,311
5,000	Raymond James Financial, Inc.	183,100
5,431	Stifel Financial Corp.(a)	197,797
		780,208
Financial Data & Systems: 3.25%
29,131	Cass Information Systems, Inc.	1,192,914
Insurance: Property-Casualty: 2.17%
7,510	Amtrust Financial Services, Inc.	204,572
6,840	Axis Capital Holdings, Ltd.	232,697
40,823	Meadowbrook Insurance Group, Inc.	360,467
		797,736

12	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments
April 30, 2012

Shares		Value (Note 2)
Real Estate: 1.96%
40,000	Ares Commercial Real Estate Corp.(a)	$719,200
Real Estate Investment Trusts (REITs): 6.35%
8,270	American Campus Communities, Inc.	367,601
21,255	Hersha Hospitality Trust	122,216
3,310	Mid-America Apartment Communities, Inc.	225,312
10,670	National Retail Properties, Inc.	292,145
6,690	Tanger Factory Outlet Centers, Inc.	209,531
22,180	Urstadt Biddle Properties, Inc., Class A	426,743
50,000	Whitestone REIT, Class B	691,000
		2,334,548
	Total Common Stocks (Cost $26,062,759)	36,430,554
SHORT TERM INVESTMENTS: 2.66%
$977,155	Dreyfus Government Cash Management Fund - Institutional Class 0.000%(b) (7 Day Yield)	977,155

	Total Short Term Investments (Cost $977,155)	977,155

	Total Investments: 101.78% (Cost $27,039,914)	37,407,709

	Net Other Assets and Liabilities: (1.78)%	(654,514)

	Net Assets: 100.00%	$36,753,195

(a)	Non-income producing security.
(b)	Less than 0.0005%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

Annual Report | April 30, 2012	13

Emerald Growth Fund	Schedule of Investments
April 30, 2012

Shares		Value (Note 2)
COMMON STOCKS: 98.50%
Consumer Discretionary: 25.15%
47,623	Aeropostale, Inc.(a)	$1,056,278
31,939	BJ’s Restaurants, Inc.(a)	1,379,445
56,223	Black Diamond, Inc.(a)	558,294
71,500	Body Central Corp.(a)	2,171,455
60,716	Bravo Brio Restaurant Group, Inc.(a)	1,226,463
41,348	Carmike Cinemas, Inc.(a)	551,169
93,822	Cost Plus, Inc.(a)	1,817,332
87,891	Crocs, Inc.(a)	1,775,398
52,718	Finish Line, Inc., Class A	1,173,503
61,359	Francesca’s Holdings Corp.(a)	1,923,605
45,114	Hibbett Sports, Inc.(a)	2,694,208
164,517	Hovnanian Enterprises, Inc., Class A(a)	329,034
54,160	Liz Claiborne, Inc.(a)	725,744
35,502	Mattress Firm Holding Corp.(a)	1,421,500
22,758	Red Robin Gourmet Burgers, Inc.(a)	811,550
34,410	Select Comfort Corp.(a)	993,761
119,087	Shuffle Master, Inc.(a)	2,104,267
58,843	Sinclair Broadcast Group, Inc., Class A	604,906
44,597	Skullcandy, Inc.(a)	718,904
29,050	Teavana Holdings, Inc.(a)	606,855
32,450	Tenneco, Inc.(a)	1,000,433
69,127	Texas Roadhouse, Inc.	1,192,441
28,231	Ulta Salon Cosmetics & Fragrance, Inc.	2,489,410
34,775	Vitamin Shoppe, Inc.(a)	1,636,859
179,682	Wet Seal, Inc., Class A(a)	591,154
73,144	Zagg, Inc.(a)	953,066
		32,507,034
Consumer Staples: 1.99%
19,590	Chefs’ Warehouse, Inc.(a)	473,686
53,750	GNC Holdings, Inc., Class A	2,099,475
		2,573,161
Energy: 6.67%
110,489	BPZ Resources, Inc.(a)	447,480
58,798	Cheniere Energy, Inc.(a)	1,076,591
26,450	Clean Energy Fuels Corp.(a)	508,898
22,438	Forum Energy Technologies, Inc.(a)	518,767
51,251	Gevo, Inc.(a)	496,622
45,655	Gulfport Energy Corp.(a)	1,196,618
179,781	Hercules Offshore, Inc.(a)	913,287
19,120	Hornbeck Offshore Services, Inc.(a)	795,966
263,634	Magnum Hunter Resources Corp.(a)	1,637,167
36,225	Rex Energy Corp.(a)	380,725
39,446	Tesco Corp.(a)	644,153
		8,616,274
Financial Services: 4.67%
38,090	Bank of the Ozarks, Inc.	1,176,981
18,202	Financial Engines, Inc.(a)	415,734
22,915	Signature Bank(a)	1,505,286

Shares		Value (Note 2)
9,440	SVB Financial Group(a)	$605,010
14,760	Tanger Factory Outlet Centers, Inc.	462,283
29,116	Texas Capital Bancshares, Inc.(a)	1,097,964
59,499	Walker & Dunlop, Inc.(a)	776,462
		6,039,720
Health Care: 19.27%
52,691	Acadia Healthcare Co., Inc.(a)	840,948
85,786	Accuray, Inc.(a)	660,552
125,698	Achillion Pharmaceuticals, Inc.(a)	835,892
144,524	Akorn, Inc.(a)	1,753,076
12,776	Align Technology, Inc.(a)	405,127
22,355	Catalyst Health Solutions, Inc.(a)	1,930,801
6,590	Cepheid, Inc.(a)	253,122
113,480	Dusa Pharmaceuticals, Inc.(a)	664,993
40,450	Greatbatch, Inc.(a)	942,081
28,190	Idenix Pharmaceuticals, Inc.(a)	247,226
51,000	Incyte Corp., Ltd.(a)	1,156,680
16,806	IPC The Hospitalist Co., Inc.(a)	645,519
27,020	Jazz Pharmaceuticals PLC(a)	1,378,831
24,868	Medivation, Inc.(a)	2,011,324
38,507	MWI Veterinary Supply, Inc.(a)	3,635,061
107,420	NPS Pharmaceuticals, Inc.(a)	769,127
13,525	Onyx Pharmaceuticals, Inc.(a)	615,523
23,485	Par Pharmaceutical Cos., Inc.(a)	994,355
20,540	Quality Systems, Inc.	768,196
56,535	Sagent Pharmaceuticals, Inc.(a)	1,017,065
32,921	Salix Pharmaceuticals, Ltd.(a)	1,626,297
152,310	Sequenom, Inc.(a)	779,827
37,482	Verastem, Inc.(a)	389,063
24,220	Vivus, Inc.(a)	586,608
		24,907,294
Materials & Processing: 2.73%
38,938	Allied Nevada Gold Corp.(a)	1,140,494
3,486	Apogee Enterprises, Inc.	53,545
17,480	Carpenter Technology Corp.	972,937
37,493	Kraton Performance Polymers, Inc.(a)	974,818
20,992	US Silica Holdings, Inc.(a)	380,375
		3,522,169
Producer Durables: 15.83%
20,695	Chart Industries, Inc.(a)	1,581,719
64,043	FARO Technologies, Inc.(a)	3,585,127
15,300	Lindsay Corp.	1,021,887
14,072	Middleby Corp.(a)	1,427,886
20,940	Raven Industries, Inc.	1,260,797
31,625	Rexnord Corp.(a)	698,280
54,090	Roadrunner Transportation Systems, Inc.(a)	938,461
18,744	Robbins & Myers, Inc.	913,020
34,339	Rush Enterprises, Inc., Class A(a)	620,849
41,334	Spirit Airlines, Inc.(a)	992,843

14	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments
April 30, 2012

Shares		Value (Note 2)
56,820	Terex Corp.(a)	$1,286,405
37,436	Triumph Group, Inc.	2,351,730
31,354	United Rentals, Inc.(a)	1,463,605
35,010	WESCO International, Inc.(a)	2,324,314
		20,466,923
Technology: 22.19%
57,617	3D Systems Corp.(a)	1,699,125
14,448	Acme Packet, Inc.(a)	405,555
71,988	Aruba Networks, Inc.(a)	1,520,387
25,080	Bazaarvoice, Inc.(a)	496,835
19,467	Brightcove, Inc.(a)	365,006
24,159	Cavium, Inc.(a)	706,892
20,807	ExactTarget, Inc.(a)	561,997
48,170	Finisar Corp.(a)	795,768
70,870	Fortinet, Inc.(a)	1,851,124
46,220	II-VI, Inc.(a)	943,350
14,848	Infoblox, Inc.(a)	302,899
37,235	Inphi Corp.(a)	377,935
118,688	Integrated Device Technology, Inc.(a)	803,518
38,969	IPG Photonics Corp.(a)	1,886,100
65,747	Ixia, Inc.(a)	828,412
22,849	Jive Software, Inc.(a)	544,035
18,322	Kenexa Corp.(a)	598,580
47,155	Microsemi Corp.(a)	1,014,776
60,604	Monolithic Power Systems, Inc.(a)	1,255,715
17,263	Nanometrics, Inc.(a)	267,749
101,550	Neonode, Inc.(a)	518,921
54,060	QLIK Technologies, Inc.(a)	1,557,469
14,390	Rackspace Hosting, Inc.(a)	835,915
80,743	Saba Software, Inc.(a)	784,822
97,851	ShoreTel, Inc.(a)	468,706
38,553	Sourcefire, Inc.(a)	1,965,818
43,970	Synchronoss Technologies, Inc.(a)	1,376,261
43,306	TIBCO Software, Inc.(a)	1,424,767
32,613	Ultimate Software Group, Inc.(a)	2,516,419
		28,674,856
	Total Common Stocks
	(Cost $89,275,047)	127,307,431
WARRANTS: 0.00%
22,283	Magnum Hunter Resources Corp., Warrants, Strike Price $10.50 (expiring 10/14/13)(a)(b)	0
	Total Warrants
	(Cost $0)	0

Shares		Value (Note 2)
SHORT TERM INVESTMENTS: 1.80%
2,330,837	Dreyfus Government Cash Management Fund - Institutional Class 0.000%(c) (7 Day Yield)	$2,330,837
	Total Short Term Investments (Cost $2,330,837)	2,330,837
	Total Investments: 100.30% (excluding investments purchased with cash collateral from securities loaned) (Cost $91,605,884)	129,638,268
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 0.02%
22,051	Short-Term Investment Trust, Liquid Assets Portfolio Institutional Class, 0.170% (7 day-yield)(d)	22,051
	Total Investments Purchased with Cash Collateral From Securities Loaned
	(Cost $22,051)	22,051
	Total Investments: 100.32%
	(Cost $91,627,935)	129,660,319
	Net Other Assets and Liabilities: (0.32)%	(408,701)
	Net Assets: 100.00%	$129,251,618

(a)	Non-income producing security.
(b)	Security, or portion of security, is currently on loan.
(c)	Less than 0.0005%.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2).

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are based on third party definitions and are unaudited. The definitions are industry terms and do not reflect the legal status of any of the investments or the companies in which the Fund has invested.

See Notes to Financial Statements.

Annual Report | April 30, 2012	15

Emerald Funds	Statements of Assets and Liabilities
April 30, 2012

	EMERALD BANKING AND FINANCE FUND	EMERALD GROWTH FUND
ASSETS:

Investments, at value(a)	$37,407,709	$129,660,319
Cash	4,287	14
Receivable for investments sold	520,167	404,678
Receivable for shares sold	14,155	44,994
Interest and dividends receivable	20,373	35,420
Other assets	25,420	27,523

Total Assets	37,992,111	130,172,948

LIABILITIES:

Payable for investments purchased	1,130,846	700,746
Payable for shares redeemed	4,840	22,261
Payable for collateral upon return of securities loaned	0	22,051
Payable to advisor	20,334	64,351
Payable for distribution and service fees	29,515	30,616
Payable to trustees	1,123	3,874
Payable for chief compliance officer fee	730	2,603
Payable for principal financial officer fee	182	651
Payable to ReFlow (Note 2)	0	69
Accrued expenses and other liabilities	51,346	74,108

Total Liabilities	1,238,916	921,330

NET ASSETS	$36,753,195	$129,251,618

NET ASSETS CONSIST OF:

Paid-in capital	$42,664,000	$83,831,353
Accumulated net realized gain/(loss) on investments	(16,278,600)	7,387,881
Net unrealized appreciation on investments	10,367,795	38,032,384

NET ASSETS	$36,753,195	$129,251,618

INVESTMENTS, AT COST	$27,039,914	$91,627,935

PRICING OF SHARES
Class A: (b)
Net Asset Value, offering and redemption price per share	$16.96	$16.20
Net Assets	$21,363,129	$41,990,987
Shares of beneficial interest outstanding	1,259,665	2,592,306
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$17.81	$17.01
Class C: (b)
Net Asset Value, offering and redemption price per share	$15.70	$14.89
Net Assets	$14,689,668	$3,026,151
Shares of beneficial interest outstanding	935,666	203,289
Institutional Class:
Net Asset Value, offering and redemption price per share	$16.96	$16.39
Net Assets	$7,551	$83,149,404
Shares of beneficial interest outstanding	445	5,074,085
Investor Class:
Net Asset Value, offering and redemption price per share	$16.25	$16.18
Net Assets	$692,847	$1,085,076
Shares of beneficial interest outstanding	42,639	67,076

(a)	At April 30, 2012, securities with a market value of $- and $0, respectively, were on loan to brokers.
(b)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

16	www.emeraldmutualfunds.com

Emerald Funds	Statements of Operations

	EMERALD BANKING AND FINANCE FUND		EMERALD GROWTH FUND
	For the Period January 1, 2012 to April 30, 2012 (a)	Year Ended December 31, 2011	For the Period January 1, 2012 to April 30, 2012 (a)	Year Ended December 31, 2011
INVESTMENT INCOME:
Interest	$38	$717	$109	$1,728
Dividends	190,523	659,968	96,008	230,806
Foreign taxes withheld	(87)	(321)	0	0
Securities lending income	0	0	11,515	72,532

Total Investment Income	190,474	660,364	107,632	305,066

EXPENSES:
Investment advisory fee	117,848	392,884	302,929	868,816
Administration fee	10,250	30,248	28,950	69,400
Custodian fee	1,913	4,214	5,184	17,005
Legal and audit fee	16,058	23,447	18,940	38,821
Transfer agent fee	13,452	55,313	19,168	63,483
Trustees’ fees and expenses	1,665	3,551	7,060	9,702
Registration/filing fees	9,796	27,228	11,434	33,969
Reports to shareholder and printing fees	8,489	21,632	6,016	47,167
Distribution and service fees
Class A	28,702	107,033	47,616	151,552
Class C	47,182	154,232	10,142	27,435
Institutional Class	0	0	12,717	34,667
Investor Class	292	0	1,352	1,859
Chief compliance officer fee	1,391	2,235	4,892	6,571
Principal financial officer fee	260	0	928	0
ReFlow fees (Note 2)	0	3,634	281	2,014
Other	1,367	6,020	2,873	13,753

Total expenses before waiver	258,665	831,671	480,482	1,386,214
Less fees waived/reimbursed by investment advisor (Note 4)	(12,902)	0	(29,215)	(82,878)

Total Net Expenses	245,763	831,671	451,267	1,303,336

NET INVESTMENT LOSS:	(55,289)	(171,307)	(343,635)	(998,270)

Net realized gain on investments	377,708	1,403,730	4,975,489	17,632,425
Net change in unrealized appreciation/(depreciation) on investments	3,624,786	(3,408,071)	17,806,862	(18,505,164)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	4,002,494	(2,004,341)	22,782,351	(872,739)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,947,205	$(2,175,648)	$22,438,716	$(1,871,009)

(a)	Effective March 13, 2012, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.

See Notes to Financial Statements.

Annual Report | April 30, 2012	17

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	For the Period January 1, 2012 to April 30, 2012 (a)(b)	Year Ended December 31, 2011	Year Ended December 31, 2010 (c)
OPERATIONS:
Net investment loss	$(55,289)	$(171,307)	$(182,931)
Net realized gain/(loss) on investments	377,708	1,403,730	(624,933)
Net change in unrealized appreciation/(depreciation) on investments	3,624,786	(3,408,071)	6,889,913

Net increase/(decrease) in net assets resulting from operations	3,947,205	(2,175,648)	6,082,049

SHARE TRANSACTIONS:
Class A
Proceeds from sale of shares	558,884	7,104,262	9,810,388
Cost of shares redeemed	(1,955,508)	(12,134,100)	(9,248,269)

Net increase/(decrease) from share transactions	(1,396,624)	(5,029,838)	562,119

Class C
Proceeds from sale of shares	289,945	925,478	1,456,202
Cost of shares redeemed	(833,416)	(4,259,179)	(2,996,217)

Net decrease from share transactions	(543,471)	(3,333,701)	(1,540,015)

Institutional Class
Proceeds from sale of shares	7,500	–	–

Net increase from share transactions	7,500	–	–

Investor Class
Proceeds from sale of shares	553,960	192,346	754,715
Cost of shares redeemed	(38,595)	(62,335)	(809,091)

Net increase/(decrease) from share transactions	515,365	130,011	(54,376)

Net increase/(decrease) in net assets	$2,529,975	$(10,409,176)	$5,049,777

NET ASSETS:
Beginning of period	34,223,220	44,632,396	39,582,619

End of period (including accumulated net investment income of $0, $0 and $0, respectively)	$36,753,195	$34,223,220	$44,632,396

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	34,567	459,338	672,911
Redeemed	(121,170)	(796,670)	(654,680)

Net increase/(decrease) in shares outstanding	(86,603)	(337,332)	18,231

Class C
Sold	19,157	64,376	103,893
Redeemed	(55,919)	(297,678)	(222,202)

Net decrease in shares outstanding	(36,762)	(233,302)	(118,309)

Institutional Class
Sold	445	–	–

Net increase in shares outstanding	445	–	–

Investor Class
Sold	35,715	13,276	50,799
Redeemed	(2,485)	(4,161)	(50,505)

Net increase in shares outstanding	33,230	9,115	294

(a)	The Fund began offering Institutional Class shares on March 16, 2012.
(b)	Effective March 13, 2012, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on March 16, 2010.

See Notes to Financial Statements.

18	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Period January 1, 2012 to April 30, 2012 (a)	Year Ended December 31, 2011 (b)	Year Ended December 31, 2010
OPERATIONS:
Net investment loss	$(343,635)	$(998,270)	$(721,741)
Net realized gain on investments	4,975,489	17,632,425	12,768,774
Net change in unrealized appreciation/(depreciation) on investments	17,806,862	(18,505,164)	14,035,949

Net increase/(decrease) in net assets resulting from operations	22,438,716	(1,871,009)	26,082,982

SHARE TRANSACTIONS:
Class A
Proceeds from sale of shares	1,322,264	6,495,536	12,306,432
Cost of shares redeemed	(4,049,586)	(15,702,192)	(28,382,851)

Net decrease from share transactions	(2,727,322)	(9,206,656)	(16,076,419)

Class C
Proceeds from sale of shares	160,186	598,742	207,293
Cost of shares redeemed	(440,586)	(652,998)	(555,416)

Net decrease from share transactions	(280,400)	(54,256)	(348,123)

Institutional Class
Proceeds from sale of shares	6,741,602	14,532,788	9,164,786
Cost of shares redeemed	(2,499,170)	(13,251,443)	(5,170,083)

Net increase from share transactions	4,242,432	1,281,345	3,994,703

Investor Class
Proceeds from sale of shares	24,856	942,919	–
Cost of shares redeemed	(6,289)	(8,611)	–

Net increase from share transactions	18,567	934,308	–

Net increase/(decrease) in net assets	$23,691,993	$(8,916,268)	$13,653,143

NET ASSETS:
Beginning of period	105,559,625	114,475,893	100,822,750

End of period (including accumulated net investment income of $0, $0 and $0, respectively)	$129,251,618	$105,559,625	$114,475,893

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	86,928	459,368	1,045,152
Redeemed	(263,330)	(1,139,141)	(2,411,597)

Net decrease in shares outstanding	(176,402)	(679,773)	(1,366,445)

Class C
Sold	10,962	48,633	19,080
Redeemed	(30,490)	(49,356)	(53,102)

Net decrease in shares outstanding	(19,528)	(723)	(34,022)

Institutional Class
Sold	428,209	1,000,591	792,010
Redeemed	(160,803)	(938,781)	(456,224)

Net increase in shares outstanding	267,406	61,810	335,786

Investor Class
Sold	1,619	66,493	–
Redeemed	(400)	(636)	–

Net increase in shares outstanding	1,219	65,857	–

(a)	Effective March 13, 2012, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(b)	The Fund began offering Investor Class shares on May 2, 2011.

See Notes to Financial Statements.

Annual Report | April 30, 2012	19

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008 (c)	Year Ended December 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$15.16		$15.89	$13.62	$15.39	$19.61	$28.81
INCOME/(LOSS) FROM OPERATIONS:(d)
Net investment income/(loss)	(0.01)	(e)	(0.03) (e)	(0.04)	0.02 (e)	0.08	(0.05)
Net realized and unrealized gain/(loss) on investments	1.81		(0.70)	2.31	(1.76)	(4.28)	(5.86)

Total from Investment Operations	1.80		(0.73)	2.27	(1.74)	(4.20)	(5.91)

LESS DISTRIBUTIONS:
From investment income	–		–	–	(0.03)	(0.02)	–
From capital gains	–		–	–	–	–	(3.30)

Total Distributions	–		–	–	(0.03)	(0.02)	(3.30)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		–	–	–	–	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.80		(0.73)	2.27	(1.77)	(4.22)	(9.20)

NET ASSET VALUE, END OF PERIOD	$16.96		$15.16	$15.89	$13.62	$15.39	$19.61

TOTAL RETURN(f)	11.87%	(g)	(4.59)%	16.67%	(11.29)%	(21.41)%	(20.92)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$21,363		$20,412	$26,756	$22,675	$48,460	$64,560
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.24)%	(h)	(0.22)%	(0.22)%	0 .15%	0 .36%	(0.14)%
Operating expenses including reimbursement/waiver	1.85%	(h)	n/a	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.96%	(h)	1 .90%	1 .95%	1 .88%	1 .65%	1 .694%
PORTFOLIO TURNOVER RATE	9%	(g)	27%	48%	43%	61%	29%

(a)	Prior to March 16, 2012, the Emerald Banking and Finance Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.
(d)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Per share amounts are based upon average shares outstanding.
(f)	Total return does not reflect the effect of sales charges.
(g)	Not Annualized.
(h)	Annualized.

See Notes to Financial Statements.

20	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C
	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008 (c)	Year Ended December 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$14.06		$14.82	$12.77	$14.52	$18.60	$27.71
INCOME/(LOSS) FROM OPERATIONS:(d)
Net investment loss	(0.04)	(e)	(0.11) (e)	(0.18)	(0.19)	(0.19)	(0.29)
Net realized and unrealized gain/(loss) on investments	1.68		(0.65)	2.23	(1.56)	(3.89)	(5.53)

Total from Investment Operations	1.64		(0.76)	2.05	(1.75)	(4.08)	(5.82)

LESS DISTRIBUTIONS:
From capital gains	–		–	–	–	–	(3.30)

Total Distributions	–		–	–	–	–	(3.30)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		–	–	–	–	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.64		(0.76)	2.05	(1.75)	(4.08)	(9.11)

NET ASSET VALUE, END OF PERIOD	$15.70		$14.06	$14.82	$12.77	$14.52	$18.60

TOTAL RETURN(f)	11.66%	(g)	(5.13)%	16.05%	(12.05)%	(21.94)%	(21.43)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$14,690		$13,675	$17,872	$16,907	$23,486	$41,441
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.82)%	(h)	(0.77)%	(0.77)%	(0.47)%	(0.30)%	(0.79)%
Operating expenses including reimbursement/waiver	2.44%	(h)	n/a	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.55%	(h)	2 .45%	2 .50%	2 .49%	2 .30%	2 .34%
PORTFOLIO TURNOVER RATE	9%	(g)	27%	48%	434%	61%	29%

(a)	Prior to March 16, 2012, the Emerald Banking and Finance Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.
(d)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Per share amounts are based upon average shares outstanding.
(f)	Total return does not reflect the effect of sales charges.
(g)	Not Annualized.
(h)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2012	21

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the period presented

	INSTITUTIONAL CLASS
	For the Period January 1, 2012 to April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.01)
Net realized and unrealized gain on investments	0.12

Total from Investment Operations	0.11

NET INCREASE IN NET ASSET VALUE	0.11

NET ASSET VALUE, END OF PERIOD	$16.96

TOTAL RETURN	0.65	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$8
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.27)	%(d)
Operating expenses including reimbursement/waiver	1.53	%(d)
Operating expenses excluding reimbursement/waiver	1.83	%(d)
PORTFOLIO TURNOVER RATE	9	%(c)(e)

(a)	The Fund began offering Institutional Class shares on March 16, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the four month period ended April 30, 2012.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Period Ended December 31, 2010 (c)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.50		$15.14	$14.85
INCOME/(LOSS) FROM OPERATIONS:(d)
Net investment income/(loss)(e)	(0.00)	(f)	0.07	(0.02)
Net realized and unrealized gain/(loss) on investments	1.75		(0.71)	0.31

Total from Investment Operations	1.75		(0.64)	0.29

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.75		(0.64)	0.29

NET ASSET VALUE, END OF PERIOD	$16.25		$14.50	$15.14

TOTAL RETURN	12.07%	(g)	(4.23)%	1.95%	(g)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$693		$136	$4
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.07)%	(h)	0.47%	(0.20)%	(h)
Operating expenses including reimbursement/waiver	1.72%	(h)	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.88%	(h)	1.48%	1.83%	(h)
PORTFOLIO TURNOVER RATE	9%	(g)	27%	48%	(i)

(a)	Prior to March 16, 2012, the Emerald Banking and Finance Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on March 16, 2010.
(d)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Per share amounts are based upon average shares outstanding.
(f)	Less than $(0.005) per share.
(g)	Not Annualized.
(h)	Annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements.

Annual Report | April 30, 2012	23

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008 (c)	Year Ended December 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$13.37		$13.57	$10.63	$7.99	$12.73	$13.90
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.05)	(d)	(0.14) (d)	(0.12)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gain/(loss) on investments	2.88		(0.06)	3.06	2.75	(4.59)	0.44

Total from Investment Operations	2.83		(0.20)	2.94	2.64	(4.70)	0.31

LESS DISTRIBUTIONS:
From capital gains	–		–	–	–	(0.04)	(1.48)

Total Distributions	–		–	–	–	(0.04)	(1.48)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		–	–	–	–	0.00 (e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.83		(0.20)	2.94	2.64	(4.74)	(1.17)

NET ASSET VALUE, END OF PERIOD	$16.20		$13.37	$13.57	$10.63	$7.99	$12.73

TOTAL RETURN(f)	21.17%	(g)	(1.47)%	27.66%	33.04%	(36.91)%	1.97%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$41,991		$37,008	$46,785	$51,177	$92,675	$174,019
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.02)%	(h)	(1.03)%	(0.85)%	(1.03)%	(0.95)%	(0.96)%
Operating expenses including reimbursement/waiver	1.29%	(h)	1.29%	1.29%	1.29% (i)	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.36%	(h)	1.36%	1.41%	1.38%	1.35%	1.36%
PORTFOLIO TURNOVER RATE	28%	(g)	75%	78%	113%	108%	76%

(a)	Prior to March 16, 2012, the Emerald Growth Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Less than $0.005 per share.
(f)	Total return does not reflect the effect of sales charges.
(g)	Not Annualized.
(h)	Annualized.
(i)	Effective January 1, 2009, the Advisor agreed to limit expenses at 1.29%.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C
	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008 (c)	Year Ended December 31, 2007
NET ASSET VALUE, BEGINNING OF PERIOD	$12.31		$12.58	$9.92	$7.49	$12.03	$13.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.08)	(d)	(0.22) (d)	(0.03)	(0.36)	(0.48)	(0.23)
Net realized and unrealized gain/(loss) on investments	2.66		(0.05)	2.69	2.79	(4.02)	0.44

Total from Investment Operations	2.58		(0.27)	2.66	2.43	(4.50)	0.21

LESS DISTRIBUTIONS:
From capital gains	–		–	–	–	(0.04)	(1.48)

Total Distributions	–		–	–	–	(0.04)	(1.48)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		–	–	–	–	0.00 (e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.58		(0.27)	2.66	2.43	(4.54)	(1.27)

NET ASSET VALUE, END OF PERIOD	$14.89		$12.31	$12.58	$9.92	$7.49	$12.03

TOTAL RETURN(f)	20.96%	(g)	(2.15)%	26.81%	32.44%	(37.40)%	1.31%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,026		$2,743	$2,812	$2,555	$2,623	$8,593
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.67)%	(h)	(1.68)%	(1.48)%	(1.68)%	(1.65)%	(1.61)%
Operating expenses including reimbursement/waiver	1.94%	(h)	1.94%	1.94%	1.94% (i)	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.01%	(h)	2.01%	2.06%	2.04%	2 .04%	2.01%
PORTFOLIO TURNOVER RATE	28%	(g)	75%	78%	113%	108%	76%

(a)	Prior to March 16, 2012, the Emerald Growth Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Less than $0.005 per share.
(f)	Total return does not reflect the effect of sales charges.
(g)	Not Annualized.
(h)	Annualized.
(i)	Effective January 1, 2009, the Advisor agreed to limit expenses at 1.94%.

See Notes to Financial Statements.

Annual Report | April 30, 2012	25

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Period Ended December 31, 2008 (c)(d)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.51		$13.67	$10.68	$8.00	$9.03
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.04)	(e)	(0.10) (e)	(0.06)	(0.17)	(0.01)
Net realized and unrealized gain/(loss) on investments	2.92		(0.06)	3.05	2.85	(0.98)

Total from Investment Operations	2.88		(0.16)	2.99	2.68	(0.99)

LESS DISTRIBUTIONS:
From capital gains	–		–	–	–	(0.04)

Total Distributions	–		–	–	–	(0.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.88		(0.16)	2.99	2.68	(1.03)

NET ASSET VALUE, END OF PERIOD	$16.39		$13.51	$13.67	$10.68	$8.00

TOTAL RETURN	21.32%	(f)	(1.17)%	28.00%	33.50%	(10.95)%	(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$83,149		$64,930	$64,880	$47,091	$908
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.72)%	(g)	(0.72)%	(0.52)%	(0.73)%	(0.45)%	(g)
Operating expenses including reimbursement/waiver	0.99%	(g)	0 .99%	0 .99%	0.99% (h)	n/a
Operating expenses excluding reimbursement/waiver	1.06%	(g)	1.06%	1.11%	1.08%	1.08%	(g)
PORTFOLIO TURNOVER RATE	28%	(f)	75%	78%	113%	108%	(i)

(a)	Prior to March 16, 2012, the Emerald Growth Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Institutional Class shares on October 21, 2008.
(d)	Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.
(e)	Per share amounts are based upon average shares outstanding.
(f)	Not Annualized.
(g)	Annualized.
(h)	Effective January 1, 2009, the Advisor agreed to limit expenses at 0.99%.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Period Ended December 31, 2011 (c)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.35		$15.74
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(d)	(0.05)		(0.09)
Net realized and unrealized gain/(loss) on investments	2.88		(2.30)

Total from Investment Operations	2.83		(2.39)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.83		(2.39)

NET ASSET VALUE, END OF PERIOD	$16.18		$13.35

TOTAL RETURN	21.20%	(e)	(15.18)%	(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,085		$879
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.07)%	(f)	(1.00)%	(f)
Operating expenses including reimbursement/waiver	1.34%	(f)	1.34%	(f)
Operating expenses excluding reimbursement/waiver	1.41%	(f)	1.43%	(f)
PORTFOLIO TURNOVER RATE	28%	(e)	75%	(g)

(a)	Prior to March 16, 2012, the Emerald Growth Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on May 2, 2011.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements.

Annual Report | April 30, 2012	27

Emerald Funds	Notes to Financial Statements
April 30, 2012

1. ORGANIZATION

Financial Investors Trust (the “Trust”), Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2012, the Trust had twenty registered funds. This annual report describes the Emerald Banking and Finance Fund (prior to the close of business on March 16, 2012 known as the Forward Banking and Finance Fund) and Emerald Growth Fund (prior to the close of business on March 16, 2012 known as the Forward Growth Fund) (each a “Fund” and collectively, the “Funds”). The Funds are successors to previously operational funds which were a series of the Forward Funds, a Delaware statutory trust, and were organized into series of the Trust effective as of the close of business on March 16, 2012.

The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective and invest primarily in equity securities of companies principally engaged in the banking or financial services industries.

The Emerald Growth Fund seeks to achieve long-term growth through capital appreciation and invests in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the financial statements during the reporting period. Management believes these the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”).

The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before each Fund values its securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage.”

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

28	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
April 30, 2012

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2012.

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks
Asset Management & Custodian	$650,432	$–	$–	$650,432
Banks: Diversified	26,125,635	556,740	–	26,682,375
Banks: Savings, Thrift & Mortgage	2,732,740	–	–	2,732,740
Commercial Finance & Mortgage	540,401	–	–	540,401
Diversified Financial Services	780,208	–	–	780,208
Financial Data & Systems	1,192,914	–	–	1,192,914
Insurance: Property-Casualty	797,736	–	–	797,736
Real Estate	719,200	–	–	719,200
Real Estate Investment Trusts (REITs)	2,334,548	–	–	2,334,548
Short Term Investments	977,155	–	–	977,155
TOTAL	$36,850,969	$556,740	$–	$37,407,709

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$127,307,431	$–	$–	$127,307,431
Warrants	–	–	–	–
Short Term Investments	2,330,837	–	–	2,330,837
Investments Purchased with Cash Collateral From Securities Loaned	22,051	–	–	22,051
TOTAL	$129,660,319	$–	$–	$129,660,319

For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the period ended April 30, 2012, the Funds did not have any transfers between Level 1 and Level 2 securities.

For the period ended April 30, 2012, the Funds did not have transfers between significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value is not applicable.

Investment Transactions: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Annual Report | April 30, 2012	29

Emerald Funds	Notes to Financial Statements
April 30, 2012

Lending of Portfolio Securities: Prior to March 16, 2012, each Fund from time to time had lent portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans were secured by collateral in the form of cash that was equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. Each Fund receives cash collateral which is invested in the Short-Term Investment Trust Liquid Assets Portfolio Institutional Class. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of March 31, 2012, the Emerald Growth Fund had securities on loan valued at $0 and received cash collateral with a value of $22,051. The current security on loan (Magnum Hunter Resources Corp. Warrants) is held at the custodian Brown Brothers Harriman & Co. (“BBH”), and the warrants are due to expire on October 14, 2013. Once the warrant expires, BBH can recall and transfer the current quantity to Union Bank of California, the current custodian to the Funds.

ReFlow Transactions: Prior to the close of business on March 16, 2012, the Funds participated in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund paid a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million. ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor, prior to the close of business on March 16, 2012, to the Fund. ReFlow fees that were incurred by the Funds during the period ended April 30, 2012 are recorded in the Statement of Operations.

Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b- 1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended April 30, 2012, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. Each Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on each Fund’s federal and state tax filings remains open for the fiscal years ended April 30, 2012, December 31, 2011, December 31, 2010, December 31, 2009, and December 31, 2008.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions for this Act are effective for tax years beginning after December 22, 2010. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre- enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

30	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
April 30, 2012

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund. No distributions were made in the current fiscal year. Income, if any, required to be distributed by the funds will be paid by December 31, 2012.

Reclassifications: At April 30, 2012, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to treatment of certain investments and net investment loss. These reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss on Investments
Emerald Banking and Finance Fund	$(55,289)	$55,289	$0
Emerald Growth Fund	$(63,138)	$343,635	$(280,497)

As of April 30, 2012, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/depreciation for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Emerald Banking and Finance Fund	$27,073,134	$10,956,981	$(622,406)	$10,334,575
Emerald Growth Fund	$91,862,133	$41,110,896	$(3,312,710)	$37,798,186

At April 30, 2012, components of distributable earnings were as follows:

	Emerald Banking and Finance Fund	Emerald Growth Fund
Accumulated capital loss carryforwards	$ (16,245,380)	$0
Net unrealized appreciation on investments	10,334,575	37,798,186
Accumulated capital gains	0	7,622,079
Total distributable earnings	$ (5,910,805)	$45,420,265

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of April 30, 2012, the Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Annual Report | April 30, 2012	31

Emerald Funds	Notes to Financial Statements
April 30, 2012

Expiration Date	Emerald Banking and Finance Fund
April 30, 2016	$ 1,117,253
April 30, 2017	$ 13,757,241
April 30, 2018	$ 1,370,886

During the period ended April 30, 2012, $320,714 of capital loss carryforwards were utilized by the Emerald Banking and Finance Fund.

The Funds’ tax year end changed from December 31 to April 30.

3. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the period ended April 30, 2012, was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Banking and Finance Fund	$3,248,912	$4,490,187
Emerald Growth Fund	33,540,288	34,126,671

4. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Emerald Mutual Fund Advisers Trust, (“the Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Fund’s average daily net assets.

Emerald Banking and Finance Fund

Average Total Net Assets	Contractual Fee
Between $0-$100M	1.00%
Above $100M	0.90%

Emerald Growth Fund

Average Total Net Assets	Contractual Fee
Between $0-$250M	0.75%
$250M-$500M	0.65%
$500M-$750M	0.55%
Above -$750M	0.45%

Prior to the reorganization of the Funds into The Trust on March 16, 2012, Forward Funds, on behalf of the Forward Banking and Finance and Forward Growth Funds (the “Forward Funds”), entered into an investment management agreement with Forward Management, LLC, (“Forward Management”) pursuant to which Forward Management provided investment management services to the Forward Funds and was entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2011, based on each Forward Fund’s average daily net assets. Forward Banking and Finance Fund, 1.00% up to and including $100 million, 0.90% over $100 million; and Forward Growth Fund, 0.75% up to and including $250 million, 0.65% over $250 million up to and including $500 million, 0.55% over $500 million up to and including $750 million, and 0.45% over $750 million.

The Adviser has contractually agreed to limit the total amount of “Management Fees” and “Other Expenses” that it is entitled to receive from the Funds through August 31, 2013 with respect to the Funds’ different classes, to the extent the Total Annual Fund Operating Expenses of a Fund (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the annual rates (as a percentage of each Fund’s average daily net assets) set forth on the tables below. The Adviser will reduce the fee payable with respect to such Fund to the extent of such excess, and/or shall reimburse the Fund (or class) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. The contractual limits were effective for the four month period ended April 30, 2012 for the Emerald Growth Fund. For the Emerald Banking and Finance Fund, the contractual limits became effective on March 16, 2012.

32	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
April 30, 2012

Emerald Banking and Finance Fund

Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

Emerald Growth Fund

Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

For the period ended April 30, 2012, the fee waivers and/ or reimbursements were as follows:

Fund	Fees Waived/Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Emerald Banking and Finance Fund
Class A	$7,504	$0	$7,504
Class C	5,168	0	5,168
Institutional Class	2	0	2
Investor Class	228	0	228

Emerald Growth Fund
Class A	$9,510	$0	$9,510
Class C	715	0	715
Institutional Class	18,745	0	18,745
Investor Class	245	0	245

As of April 30, 2012, the balances of recoupable expenses for each Fund were as follows:

Fund	April 30, 2012	Total
Emerald Banking and Finance Fund
Class A	$7,504	$7,504
Class C	5,168	5,168
Institutional Class	2	2
Investor Class	228	228
Emerald Growth Fund
Class A	$6,877	$6,877
Class C	518	518
Institutional Class	13,614	13,614
Investor Class	177	177

The Emerald Banking and Finance and Emerald Growth Funds will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. This agreement may not be terminated prior to August 31, 2013 except with the approval of the Financial Investors Trust Board of Trustees.

Prior to March 16, 2012, Forward Management entered into a Sub Advisory agreement with the Adviser. Pursuant to this agreement, the Adviser provided investment sub-advisory services to the Forward Funds and was entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, as of March 16, 2012 based on the Forward Funds’ average daily net assets:

Emerald Banking and Finance Fund

Average Total Net Assets	Contractual Fee
Between $0-$100M	0.65%
Above $100M	0.55%

Annual Report | April 30, 2012	33

Emerald Funds	Notes to Financial Statements
April 30, 2012

Emerald Growth Fund

Average Total Net Assets	Contractual Fee
Between $0-$250M	0.40%
$250M-$500M	0.30%
$500M-$750M	0.20%
Above $750M	0.10%

Distributor: ALPS Distributors, Inc. (an affiliate of ALPS Fund Services Inc. (“ALPS”)) (“ADI” or the “Distributor”) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C, 0.05% for Institutional Class, and 0.15% for Investor Class of the average daily net asset value of the respected Class Shares of the Funds attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities.

Prior to March 16, 2012, the Forward Funds were in agreement with ALPS Distributors, Inc. to act as their administrator and signed a new distribution agreement when the Funds reorganized into Financial Investors Trust.

Administrator: ALPS (an affiliate of ADI) serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations. The table below describes the administrative fees paid by the Funds to ALPS pursuant to the Agreement during the period ended April 30, 2012:

Prior to March 16, 2012, the Funds were in agreement with ALPS Fund Services, Inc. to act as the administrator and signed a new agreement when the Funds were reorganized into Financial Investors Trust.

The Annual Administrative Fee, billed monthly, is subject to a minimum of $140,000 in Year 1 and $200,000 in subsequent years is equal to:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.06%
$500M-$1B	0.04%
Above $1B	0.025%

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses.

Prior to March 16, 2012, the Funds were in agreement with ALPS to act as transfer agent and signed a new agreement when the Funds were reorganized into Financial Investors Trust.

Compliance Services: ALPS provides services as Fund Chief Compliance Officer Assurance Representations and Review. ALPS provides services which assist the Funds’ Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee of $40,000.

Principal Financial Officer: ALPS receives an annual fee of $10,000 for providing Principal Financial Officer (“PFO”) services to the Funds, effective March 16, 2012.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2012, the following entities owned beneficially 25% or

34	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
April 30, 2012

greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Fund	Class	Name	Percentage
Growth	Institutional	JP Morgan Chase Bank	91.16%
Growth	Investor	Joseph W. Garner	76.90%
Banking and Finance	Institutional	Emerald-AD	66.67%
Banking and Finance	Institutional	Daniel & Linda Moyer	33.33%

5. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2012	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerald Banking and Finance Fund (formerly the Forward Banking and Finance Fund), and Emerald Growth Fund (formerly the Forward Growth Fund), two of the portfolios of Financial Investors Trust (the “Funds”), as of April 30, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the period January 1, 2012 to April 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations for the year ended December 31, 2011, the statements of changes in net assets for each of the two years in the period ended December 31, 2011, and the financial highlights for each of the five years in the period ended December 31, 2011 were audited by other auditors whose report, dated February 28, 2012, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerald Banking and Finance Fund and Emerald Growth Fund of Financial Investors Trust as of April 30, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the period January 1, 2012 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2012

36	www.emeraldmutualfunds.com

Emerald Funds	Additional Information
April 30, 2012 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENT

On December 13, 2011, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Emerald Mutual Fund Advisers Trust (the “Emerald Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Emerald Advisory Agreement and other related materials.

In approving the Emerald Advisory Agreement with Emerald Mutual Fund Advisers Trust (“Emerald Advisers”), the Trustees, including the Independent Trustees, considered the following factors with respect to the Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Funds, to Emerald Advisers for Emerald Growth Fund, 0.75% (up to and including $250 million), 0.55% (over $250 million up to and including $500 million), 0.55% (over $500 million up to and including $750 million) and 0.45% (in excess of $750 million) and for Emerald Banking and Finance Fund, 1.00% (up to and including $100 million) and 0.90% (in excess of $100 million), of such Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Emerald Advisers to the Funds.

The Trustees considered the information they received comparing the Funds’ contractual annual advisory fee and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual annual advisory fees of the Funds and the total expense ratios of the Funds’ Class A, Class C, Institutional Class and Investor Class shares is comparable to others within such Fund’s anticipated peer universe.

Nature, Extent and Quality of the Services under the Emerald Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Emerald Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald Advisers in its presentation, including its Form ADV.

The Trustees reviewed and considered Emerald Advisers’ investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Emerald Advisers. The Trustees also reviewed the research and decision-making processes utilized by Emerald Advisers, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Funds.

The Trustees considered the background and experience of Emerald Advisers’ management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Emerald Advisers’ insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees noted that since the Funds have not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees considered Emerald Advisers’ reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Emerald Advisers based on the fees payable under the Emerald Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Emerald Advisers in connection with the operation of the Funds. The Board then reviewed Emerald Asset Management Inc. (and its subsidiaries, including Emerald Advisers) June 30, 2009 and 2010 Consolidated Financial Statements in order to analyze the financial condition and stability and profitability of Emerald Advisers.

Annual Report | April 30, 2012	37

Emerald Funds	Additional Information
April 30, 2012 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald Advisers from its relationship with the Funds, including soft dollar arrangements.

In selecting Emerald Advisers as the Funds’ investment adviser and approving the Emerald Advisory Agreement and the fees charged under the Emerald Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Emerald Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fees to be received by Emerald Advisers with respect to the Funds were comparable to others within each of the Funds’ peer universe;
•	the nature, extent and quality of services to be rendered by Emerald Advisers under the Emerald Advisory Agreement were adequate;
•	the profit, if any, anticipated to be realized by Emerald Advisers in connection with the operation of the Funds is not unreasonable to the Funds; and
•	there were no material economies of scale or other incidental benefits accruing to Emerald Advisers in connection with its relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald Advisers’ compensation for investment advisory services is consistent with the best interests of the Funds and their shareholders.

38	www.emeraldmutualfunds.com

Emerald Funds	Trustees & Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Mary K. Anstine, age 71	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	20	Ms. Anstine is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., age 81	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Emerald Mutual Fund Advisers Trust provides investment advisory services.

Annual Report | April 30, 2012	39

Emerald Funds	Trustees & Officers
April 30, 2012 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Jeremy W. Deems, age 35	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	20	Mr. Deems is a Trustee of ALPS ETF Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge, age 67	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	20	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, age 41	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	20	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Emerald Mutual Fund Advisers Trust provides investment advisory services.

40	www.emeraldmutualfunds.com

Emerald Funds	Trustees & Officers
April 30, 2012 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years

Edmund J. Burke, age 51	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	20	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex includes all series of the Trust and any other investment companies for which Emerald Mutual Fund Advisers Trust provides investment advisory services.

Annual Report | April 30, 2012	41

Emerald Funds	Trustees & Officers
April 30, 2012 (Unaudited)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Jeremy O. May, age 42	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, age 50	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Transparent Value Trust and Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Debt Fund and WesMark Funds and Vice President and Secretary of Oak Associates Funds.

Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and the Transparent Value Trust.

Kimberly R. Storms, age 40	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

42	www.emeraldmutualfunds.com

Page Intentionally Left Blank.

Page Intentionally Left Blank.

EMERALD
MUTUAL FUNDS

DRIVEN BY RESEARCH

EMERALD MUTUAL FUNDS
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

INVESTMENT ADVISER:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended April 30, 2012 and April 30, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $388,330 and $252,500, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2012 and April 30, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $0 and $10,000, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended April 30, 2012 and April 30, 2011, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $84,760 and $57,800, respectively. The fiscal year 2012 and 2011 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended April 30, 2012 and April 30, 2011, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant in each of the last two fiscal years of the Registrant were $247,760 in 2012 and $216,800 in 2011. These fees consisted of non-audit fees billed to (i) the Registrant of $84,760 in 2012 and $57,800 in 2011 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $163,000 in 2012 and $159,000 in 2011. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, on July 7, 2008.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 6, 2012

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	July 6, 2012